SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant (X)
Filed by a Party other than the Registrant ( )

Check the appropriate box:


(X)  Preliminary Proxy Statement           (  )  Confidential, for Use of the
                                                 Commission Only (as permitted
                                                 by Rule 14a-6(e)(2))
( )  Definitive Proxy Statement
( )  Definitive Additional Materials
( )  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                         AMERICAN FILTRONA CORPORATION
                (Name of Registrant as Specified in its Charter)


      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

( )  No fee required

(X)  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies: Common Stock, $1.00 par value per share

     2)  Aggregate number of securities to which transaction applies: 3,015,709

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): $46.52 per share (being the amount payable to the registrant's shareholders in the proposed merger)

     4)  Proposed maximum aggregate value of transaction:  $140,290,782.68

     5)  Total fee paid: $28,058.16

( )  Fee paid previously with preliminary materials.

( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

     2)  Form, Schedule, or Registration Statement No.:

     3)  Filing Party:

     4)  Date Filed:

                         American Filtrona Corporation
                        3951 Westerre Parkway, Suite 300
                            Richmond, Virginia 23233

                                      Logo

                         Annual Meeting of Shareholders

                                                    ___________ __, 1997
To the Shareholders:

         We invite you to attend the annual meeting of shareholders of American Filtrona Corporation (the "Corporation") to be held on _________, ___________ __, 1997, at ____ _.m., Eastern Daylight Time (the "Annual Meeting") in the Second Floor Conference Room at NationsBank Center, 12th and Main Streets, Richmond, Virginia. A formal notice of the Annual Meeting, together with the Proxy Statement and proxy, is enclosed with this letter.
         At the Annual Meeting, you will be asked to consider and vote on a proposal to approve an Agreement of Merger, dated as of February 19, 1997 (the "Merger Agreement"), by and among the Corporation, WBT Holdings, LLC ("Holdings"), WB Parent Corp., a wholly-owned subsidiary of Holdings ("Parent Corp."), and WB Acquisition Corp., a wholly-owned subsidiary of Parent Corp. ("Merger Subsidiary"), and the related Plan of Merger (the "Plan of Merger"). A copy of the Merger Agreement, together with the Plan of Merger, is included as Annex I to the attached Proxy Statement. On the terms and subject to the conditions of the Merger Agreement, Merger Subsidiary will be merged with and into the Corporation (the "Merger") and the Corporation will become a subsidiary of Parent Corp. Upon consummation of the Merger, each outstanding share of the Corporation's common stock, other than shares held by Holdings, Parent Corp. and Merger Subsidiary, will be converted into the right to receive $46.52 in cash. Immediately following consummation of the Merger, the Corporation will sell the Corporation's bonded fibers business to FIL Acquisition Corp., a wholly-owned subsidiary of Bunzl plc, pursuant to an agreement dated as of February 19, 1997, a copy of which is included as Annex II to the attached Proxy Statement.
         Approval of the Merger Agreement and the Plan of Merger requires the affirmative vote of more than two-thirds of the outstanding shares of common stock of the Corporation. Detailed information concerning the Merger is set forth in the Proxy Statement, which we urge you to read carefully.
         YOUR BOARD OF DIRECTORS, AFTER CAREFUL CONSIDERATION, HAS APPROVED THE MERGER AGREEMENT AND THE PLAN OF MERGER AND DETERMINED THAT THE MERGER IS FAIR TO, AND IN THE BEST INTERESTS OF, THE CORPORATION AND ITS SHAREHOLDERS, AND RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF THE MERGER AGREEMENT AND THE PLAN OF MERGER.
         In addition, at the Annual Meeting you will be asked to elect a Board of Directors to serve until consummation of the transactions contemplated by the Merger Agreement and the Plan of Merger and to ratify the designation of independent accountants. The list of proposed directors is contained in the Proxy Statement.
         Whether or not you plan to attend the Annual Meeting in person and regardless of the number of shares of common stock you own, please complete, sign, date and return the enclosed proxy promptly in the accompanying prepaid envelope.
                                            Sincerely yours,

                                            John L. Morgan
                                            Chairman

                          AMERICAN FILTRONA CORPORATION

                                Richmond, Virginia

                      NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


         NOTICE IS HEREBY GIVEN that the Annual Meeting of the holders of shares of Common Stock, $1.00 par value, of American Filtrona Corporation (the "Common Stock") will be held in the Second Floor Conference Room at NationsBank Center, 12th and Main Streets, Richmond, Virginia, on __________, __________ __, 1997, at ____ _.m., Eastern Daylight Time, for the following purposes:

         1. To approve the Agreement of Merger, dated as of February 19, 1997, by and among American Filtrona Corporation, WBT Holdings, LLC, WB Parent Corp. and WB Acquisition Corp., and the related Plan of Merger;

         2. To elect a Board of Directors to serve until consummation of the proposed merger or, if the proposed merger is not consummated, for the ensuing year;

         3. To ratify the designation by the Board of Directors of Coopers & Lybrand L.L.P. as independent public accountants for the fiscal year ending December 31, 1997; and

         4. To transact such other business as may properly come before the meeting.

         Holders of shares of Common Stock of record at the close of business of the Nasdaq Stock Market on May 9, 1997, are entitled to notice of and to vote at the meeting or any adjournment thereof.

         Please complete, sign, date and return the enclosed proxy promptly, whether or not you expect to attend the meeting. A self-addressed, stamped envelope is enclosed for your convenience.

         If you are present at the meeting, you may vote in person even if you already have returned your proxy.

                                           By Order of the Board of Directors,

                                           ANNE B. GIBBS
                                           Secretary


__________, 1997


       SHAREHOLDERS SHOULD NOT SEND ANY STOCK CERTIFICATES AT THIS TIME.

                         American Filtrona Corporation
                        3951 Westerre Parkway, Suite 300
                            Richmond, Virginia 23233


                                PROXY STATEMENT
                                      for
                         ANNUAL MEETING OF SHAREHOLDERS

                              ___________ __, 1997

               Approximate date of mailing - __________ __, 1997



         Proxies in the form enclosed are solicited by the Board of Directors of American Filtrona Corporation (the "Corporation") for the Annual Meeting of Shareholders (the "Annual Meeting") to be held on _________, ______________ __, 1997, and any adjournments thereof. At the Annual Meeting, holders of shares of common stock, $1.00 par value, of the Corporation (the "Common Stock") will be asked to consider and vote upon the approval of the Agreement of Merger (the "Merger Agreement"), dated as of February 19, 1997, by and among the Corporation, WBT Holdings, LLC, a Georgia limited liability company ("Holdings"), WB Parent Corp., a Virginia corporation and wholly-owned subsidiary of Holdings ("Parent Corp."), and WB Acquisition Corp., a Virginia corporation and wholly-owned subsidiary of Parent Corp. ("Merger Subsidiary"), and the related plan of merger (the "Plan of Merger"), providing for the merger of Merger Subsidiary with and into the Corporation (the "Merger"), on the terms and subject to the conditions set forth in the Merger Agreement. Upon the consummation of the Merger, each outstanding share of Common Stock (other than shares held by Holdings, Parent Corp. and Merger Subsidiary) will be converted into the right to receive $46.52 in cash (the "Merger Consideration"). As a result of the Merger, the Corporation will become a wholly-owned subsidiary of Parent Corp. and present shareholders of the Corporation other than Holdings and its affiliates will cease to have any equity interest in, or possess rights as shareholders of, the Corporation. (With respect to the period following the consummation of the Merger, the Corporation may be referred to in this Proxy Statement as the "Surviving Corporation.") Immediately after the consummation of the Merger, the Surviving Corporation will sell the assets of its bonded fibers division to FIL Acquisition Corp. ("FIL Acquisition Corp."), a Delaware corporation and wholly-owned subsidiary of Bunzl plc, an English public limited company ("Bunzl plc"), for approximately $72,450,000, pursuant to a Fibers Sale Agreement dated as of February 19, 1997 (the "Fibers Sale Agreement").

         A copy of the Merger Agreement, including the Plan of Merger, is attached hereto as Annex I and a copy of the Fibers Sale Agreement is attached hereto as Annex II. The summaries of the portions of the Merger Agreement and the Fibers Sale Agreement set forth in this Proxy Statement do not purport to be complete and are subject to, and are qualified in their entirety by reference to, the text of the Merger Agreement and the Fibers Sale Agreement, respectively.

         THE CORPORATION'S BOARD OF DIRECTORS, AFTER CAREFUL CONSIDERATION, HAS APPROVED THE MERGER AGREEMENT AND THE PLAN OF MERGER AND DETERMINED THAT THE MERGER IS FAIR TO, AND IN THE BEST INTERESTS OF, THE CORPORATION AND ITS SHAREHOLDERS, AND RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF THE MERGER AGREEMENT AND THE PLAN OF MERGER. In reaching its determination, the Board of Directors considered, among other things, the opinion, dated as of February 19, 1997, of Goldman Sachs & Co. ("Goldman Sachs"), the Corporation's financial advisor, as to the fairness as of February 19, 1997, of the $46.52 in cash per share of Common Stock to be received by holders, excluding Holdings and its subsidiaries, of Common Stock pursuant to the Merger Agreement. The opinion of Goldman Sachs is included as Annex III hereto, and is incorporated herein by reference. Shareholders are urged to read the opinion carefully in its entirety for further information respecting the assumptions made, matters considered and limitations on the review undertaken in connection with such opinion. See "Special Factors -- Reasons for Merger; Recommendation of the Board of Directors;" and "-- Opinion of Financial Advisor."

         At the Annual Meeting, shareholders of the Corporation also will be asked to elect a Board of Directors and ratify the designation of independent accountants. If the shareholders approve the Merger Agreement and the Plan of Merger and the Merger is consummated, the Board of Directors of the Surviving Corporation will be replaced by the Board of Directors of Merger Subsidiary.

         On May 9, 1997, the date for determining shareholders entitled to notice of and to vote at the Annual Meeting, there were __________ shares of Common Stock issued and outstanding. Each share of Common Stock is entitled to one vote.

         Any person giving a proxy may revoke it any time before it is voted by voting in person at the meeting or delivering another proxy, or written notice of revocation, to the Secretary of the Corporation. A proxy, if executed and not properly revoked, will be voted, and, if it contains any specific instructions, will be voted in accordance with such instructions.

         On ___________, the high and low per share sales prices for the Common Stock as reported on the Nasdaq Stock Market were $____ and $_____, respectively, and the last reported sale price was $_____ per share.

         NO PERSONS HAVE BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROXY STATEMENT IN CONNECTION WITH THE SOLICITATION OF PROXIES MADE HEREBY, AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR ANY OTHER PERSON.

                       ----------------------------------

         THIS TRANSACTION HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE FAIRNESS OR MERITS OF SUCH TRANSACTION NOR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

                      ------------------------------------

         The date of this Proxy Statement is __________________, 1997.

                               TABLE OF CONTENTS


                                                                           Page


SUMMARY.....................................................................  5
         The Annual Meeting.................................................  5
         The Merger.........................................................  6
         Anticipated Accounting Treatment...................................  8
         Certain Tax Consequences of the Merger.............................  8
         No Dissenters' Rights..............................................  9
         Sale of the Fibers Business Assets................................. 10
         Government and Regulatory Approvals and Filings.................... 10
         Market Prices and Dividend Information............................. 10
         Quarterly Common Stock Data (Unaudited)............................ 10

SELECTED FINANCIAL INFORMATION CONCERNING THE CORPORATION................... 11

ANNUAL MEETING.............................................................. 12
         Place, Date and Time............................................... 12
         Record Date; Solicitation of Proxies............................... 12
         Vote Required...................................................... 12

SPECIAL FACTORS............................................................. 14
         General............................................................ 14
         Background of Merger............................................... 14
         Reasons for Merger; Recommendation of the Board of Directors....... 18
         Reasons of Holdings for the Merger................................. 19
         Opinion of Financial Advisor....................................... 20
         Conduct of Business After the  Merger.............................. 25
         Certain Tax Consequences of the Merger............................. 25
         No Dissenters' Rights.............................................. 26
         Anticipated Accounting Treatment................................... 26
         Financing of the Merger............................................ 26
         Expenses of the Merger............................................. 26
         Interests of Certain Persons in the Merger......................... 27

THE MERGER.................................................................. 29
         Effective Time of the Merger....................................... 29
         Payment for Shares of Common Stock................................. 29
         No Solicitation; Fiduciary Duties.................................. 30
         Government and Regulatory Approvals and Filings.................... 30
         Terms of the Merger................................................ 30
                  General................................................... 30
                  Amendment, Extension, Waiver.............................. 30
                  Conditions to the Merger.................................. 31
                  Conduct of Business Pending the Merger.................... 32
                  Benefit Plans............................................. 32
                  Termination............................................... 32

SALE OF THE FIBERS BUSINESS ASSETS......................................... 33
         General........................................................... 33
         Conditions to the Consummation of the Sale of the
            Fibers Business Assets......................................... 33
         Termination....................................................... 34

MARKET PRICES AND DIVIDEND INFORMATION..................................... 35
         Quarterly Common Stock Data (Unaudited)........................... 36

SELECTED FINANCIAL INFORMATION CONCERNING THE CORPORATION.................. 37

ELECTION OF DIRECTORS...................................................... 38

SECTION 16(A)
BENEFICIAL OWNERSHIP REPORTING COMPLIANCE.................................. 41

EXECUTIVE OFFICERS OF THE CORPORATION...................................... 41

SECURITY OWNERSHIP......................................................... 41
         Security Ownership of Certain Beneficial Owners................... 41
         Security Ownership of Certain Management of the Corporation....... 44

COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS........................... 45
         Option/SAR Grants in Last Fiscal Year............................. 46
         Aggregated Option/SAR Exercises in Last Fiscal Year and
          FY-End Option/SAR Values ........................................ 46
         Retirement Benefits............................................... 46
         Remuneration of Directors......................................... 47

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION................ 48

REPORT OF EXECUTIVE COMPENSATION COMMITTEE................................. 48

PERFORMANCE GRAPH.......................................................... 49

INFORMATION CONCERNING HOLDINGS, PARENT CORP. AND MERGER
SUBSIDIARY AND THEIR DIRECTORS, MEMBERS AND EXECUTIVE OFFICERS............. 50

INDEPENDENT ACCOUNTANTS.................................................... 51

ADDITIONAL INFORMATION..................................................... 51
         Incorporation of Certain Documents by Reference................... 51
         Available Information............................................. 52

SHAREHOLDER PROPOSALS...................................................... 52

OTHER MATTERS.............................................................. 53

ANNEXES
         Merger Agreement and Plan of Merger.......................... Annex I
         Fibers Sale Agreement....................................... Annex II
         Opinion of Goldman Sachs................................... Annex III

                                    SUMMARY

         The following is a brief summary of certain information found elsewhere in this Proxy Statement. Certain capitalized terms used in this Summary are defined elsewhere in this Proxy Statement. All statements in the following Summary are qualified by and are made subject to the more detailed information contained elsewhere in this Proxy Statement and the Annexes attached hereto, which you are urged to read in their entirety.

The Annual Meeting

   Place, Date and Time.

         The Annual Meeting of Shareholders of the Corporation will be held in the Second Floor Conference Room at NationsBank Center, 12th and Main Streets, Richmond, Virginia, on _______, ________ __, 1997, at _______ _.m., Eastern
Daylight Time.

   Record Date; Shares of Common Stock Entitled to Vote.

         The Board of Directors has fixed the close of business of the Nasdaq Stock Market on May 9, 1997, as the record date (the "Record Date") for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting. See "Annual Meeting -- Record Date; Solicitation of Proxies."

   Purpose of the Annual Meeting.

         At the Annual Meeting, holders of Common Stock will be asked, to (i) approve the Merger Agreement and the Plan of Merger, providing for the merger of Merger Subsidiary, a wholly-owned subsidiary of Parent Corp., with and into the Corporation, whereby the Surviving Corporation will become a wholly-owned subsidiary of Parent Corp., (ii) elect a Board of Directors to serve until consummation of the Merger or until the next annual meeting of shareholders if the Merger is not consummated and (iii) ratify the designation of independent accountants.

   Vote Required; Proxies.

         A majority of the outstanding shares of Common Stock entitled to vote, represented in person or by proxy, is required for a quorum at the Annual Meeting. Approval of the Merger Agreement and the Plan of Merger requires the affirmative vote of the holders of more than two-thirds of the shares of Common Stock outstanding as of the Record Date. In order to achieve the required two-thirds vote, a majority of the shares of Common Stock held by persons other than Holdings will have to approve the Merger Agreement and Plan of Merger. At the Record Date, ___________ shares of Common Stock were issued and outstanding and entitled to vote at the Annual Meeting. See "Annual Meeting -- Record Date; Solicitation of Proxies." The election of each nominee for director requires the affirmative vote of the holders of a plurality of the shares of Common Stock cast in the election of directors.

         Shares of Common Stock that are represented by properly executed proxies, unless such proxies shall have previously been properly revoked, will be voted in accordance with the instructions indicated in such proxies. If no contrary instructions are indicated, such shares will be voted FOR (i) approval of the Merger Agreement and the Plan of Merger, (ii) the election of all of the nominees as directors and (iii) the designation of Coopers & Lybrand L.L.P. as the Corporation's independent accountants, and in the discretion of the persons named in the proxy as proxy appointees, as to any other matter that may properly come before the Annual Meeting and of which the Corporation is not presently aware. Under the rules of the National Association of Securities Dealers, Inc. (the "NASD"), although brokers who hold shares in street name have the authority to vote on certain items when they have not received instructions from beneficial owners, brokers will not be entitled to vote on the Merger Agreement and the Plan of Merger absent instructions. A broker non-vote will have the effect of a negative vote on the approval of the Merger Agreement and the Plan of Merger. Similarly, a failure to return a properly executed proxy or an abstention will have the effect of a negative vote on the approval of the Merger Agreement and the Plan of Merger. Votes that are withheld and shares held in street name that are not voted in the election of directors will not be included in determining the number of votes cast in such election.

         It is not expected that any matters other than those referred to in this Proxy Statement will be brought before the Annual Meeting. If other matters are properly presented, however, the persons named as proxy appointees will vote in accordance with their best judgment on such matters. The grant of a proxy also will confer discretionary authority on the persons named in the proxy to vote in accordance with their best judgment on matters incident to the conduct of the Annual Meeting.

         Any shareholder may revoke a proxy at any time before it is voted by filing with the Corporate Secretary of the Corporation an instrument revoking the proxy or by returning a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person.

         In addition to the solicitation of proxies by use of the mails, proxies also may be solicited by the Corporation and its directors, officers and employees (who will receive no additional compensation therefor) by telephone, telegram, facsimile transmission and other electronic communication methods or personal interview. [____________________________ has been engaged to assist in the solicitation of proxies from brokers, nominees, fiduciaries and other custodians. The Corporation will pay _________________ approximately $________ for its services, plus reimbursement for out-of-pocket expenses.] The Corporation will reimburse banks, brokerage houses, custodians and other fiduciaries who hold shares of Common Stock in their name or custody, or in the name of nominees for others, for their out-of-pocket expenses incurred in forwarding copies of the proxy materials to those persons for whom they hold such shares. The Corporation will bear all other costs of the Annual Meeting and of soliciting proxies therefor, including the cost of printing and mailing this Proxy Statement and related materials.

The Merger

   Parties to the Merger Agreement.

         The following entities are parties to the Merger Agreement:

         The Corporation. The Corporation is engaged in the manufacture and sale of bonded fibers and plastic products. The address and telephone number of the Corporation's executive offices are 3951 Westerre Parkway, Suite 300, Richmond, Virginia, 23233, and (804) 346-2400.

         Holdings. Holdings is a Georgia limited liability company that, prior to the Merger, will hold all of the Common Stock of the Corporation owned in a fiduciary capacity by Frances B. Bunzl and Bennett L. Kight as general trustees or members of trust committees of various trusts established for the benefit of certain members of the family of the late Walter H. Bunzl (the "Walter Bunzl Family") and as directors of a private charitable foundation established by Mrs. Bunzl and the late Walter Bunzl. Holdings was formed solely for the purpose of effecting the Merger Agreement and the transactions contemplated therein. The address and telephone number of Holdings' principal executive offices are 999 Peachtree Street N.E., Suite 2300, Atlanta, Georgia 30309, and (404) 853-8680.

         Parent Corp. Parent Corp. is a newly-formed Virginia corporation created solely for the purpose of engaging in the transactions contemplated by the Merger Agreement, and, immediately prior to the Merger, will hold 27.8% of the issued and outstanding Common Stock of the Corporation. Parent Corp. is wholly owned by Holdings. The address and telephone number of Parent Corp.'s principal executive offices are 999 Peachtree Street N.E., Suite 2300, Atlanta, Georgia 30309, and (404) 853-8680.

         Merger Subsidiary. Merger Subsidiary is a newly-formed Virginia corporation created solely for the purpose of engaging in the transactions contemplated by the Merger Agreement. Merger Subsidiary is wholly owned by Parent Corp. The address and telephone number of Merger Subsidiary's principal executive offices are 999 Peachtree Street N.E., Suite 2300, Atlanta, Georgia 30309, and (404) 853-8680.

   General.

         If the Merger Agreement and the Plan of Merger are approved by the requisite vote, and all other conditions to the obligations of the parties are satisfied or waived, Merger Subsidiary will merge with and into the Corporation. Pursuant to the Merger, each share of Common Stock will be canceled and converted automatically into the right to receive the Merger Consideration, other than shares owned by Holdings and its affiliates (which will continue to represent the same number of validly issued, fully paid and nonassessable shares of Common Stock of the Surviving Corporation).

   Recommendation of the Board of Directors and Reasons for the Merger.

         The Board of Directors of the Corporation, at a special meeting on February 19, 1997, approved the Merger Agreement and the Plan of Merger and directed that the Merger Agreement and the Plan of Merger be submitted to the shareholders of the Corporation for their approval. With the exception of Bennett L. Kight, who abstained from voting due to his interests in Holdings, Parent Corp. and Merger Subsidiary, the vote of the Board of Directors was unanimous. The Board of Directors has determined that the Merger is fair to, and in the best interests of, the Corporation and its shareholders and recommends that the shareholders vote FOR approval of the Merger Agreement and the Plan of Merger. In reaching its decision to approve the Merger Agreement and the Plan of Merger, the Board of Directors considered a number of factors. For a discussion of the factors considered by the Board in reaching its determination, see "Special Factors -- Reasons for Merger;" "-- Recommendation of the Board of Directors;" and "-- Opinion of Financial Advisor."

   Reasons of Holdings for the Merger.

         The Walter Bunzl Family, through Holdings, wishes to maintain its ownership of the plastics products business of the Corporation. Holdings was established to enable the Walter Bunzl Family to acquire beneficial ownership of the remaining shares of Common Stock not currently held by them. See "Special Factors -- Reasons of Holdings for the Merger."

   Opinion of Financial Advisor.

         Goldman Sachs has delivered its written opinion to the Board of Directors of the Corporation that, as of February 19, 1997, the $46.52 in cash per share of Common Stock to be received by the holders, excluding Holdings and its subsidiaries, of Common Stock pursuant to the Merger Agreement is fair to such holders.

         The full text of the written opinion of Goldman Sachs, which sets forth assumptions made, matters considered and limitations on the review undertaken in connection with the opinion, is attached hereto as Annex III and is incorporated herein by reference. Holders of Common Stock are urged to, and should, read such opinion in its entirety. See "Special Factors -- Reasons for Merger; Recommendation of the Board of Directors;" and "Special Factors -- Opinion of Financial Advisor."

   No Solicitation; Fiduciary Duties.

         Pursuant to the Merger Agreement, neither the Corporation, nor its officers, directors or agents may solicit or encourage in any manner, including by way of furnishing information, any merger, acquisition, or takeover proposal for the Corporation or its shares or any significant portion of its assets or businesses, however structured or to be effected, unless the Corporation's Board of Directors concludes in good faith, after receiving the advice of its counsel, that the failure to take such action would violate the fiduciary obligations of the directors under applicable law. See "The Merger -- No Solicitation; Fiduciary Duties."

   Financing of the Merger.

         The total amount of funds necessary for payment of the Merger Consideration and estimated fees and expenses payable by Holdings, Parent Corp. and Merger Subsidiary will be approximately $________. These funds will be financed by (i) a $50,000,000 term loan and revolving credit facility from Wachovia Bank of Georgia, N.A., and Wachovia Bank of North Carolina, N.A.; (ii) the sale of the Fibers Business Assets (as hereinafter defined) for $72,450,000; and (iii) cash and investment securities of the Corporation. See "Special Factors -- Financing of the Merger."

   Interests of Certain Persons in the Merger.

         In addition to (i) shares of Common Stock held by directors and executive officers of the Corporation, for which they will receive the same consideration as other shareholders of the Corporation, and (ii) options to acquire shares of Common Stock granted pursuant to certain Corporation compensation plans, which will be treated as described below under "Special Factors -- General," certain employees of the Corporation and its subsidiaries are parties to agreements with the Corporation pursuant to which significant payments and other benefits may be provided to such persons in the event the employment of such persons by the Corporation or one of its subsidiaries is terminated under certain circumstances.

         The Merger Agreement contains certain provisions with respect to various employee benefit plans of the Corporation. See "The Merger -- Benefit Plans."

         Bennett L. Kight, Esq., a director of the Corporation, as a fiduciary of certain trusts of the Walter Bunzl Family and a director of a charitable foundation, may be deemed to beneficially own 27.8% of the Common Stock. Such shares are to be transferred to Parent Corp. immediately before the consummation of the Merger. These trusts and the foundation together own all of the membership interests in Holdings. Mr. Kight holds offices in Holdings, Parent Corp. and Merger Subsidiary. In order to avoid any potential conflict of interest, Mr. Kight has abstained from voting as a director of the Corporation on all matters pertaining to the Merger.

Anticipated Accounting Treatment

         The Merger will be accounted for by Holdings as a "purchase" for accounting and financial reporting purposes. See "Special Factors -- Anticipated Accounting Treatment."

Certain Tax Consequences of the Merger

         The disposition of shares of Common Stock in the Merger will be a taxable transaction for federal income tax purposes and may also be a taxable transaction under applicable state, local, foreign or other tax laws. Shareholders are urged to consult their own tax advisors as to the particular tax consequences of the Merger, including the applicability and effect of state, local, foreign and other taxes. See "Special Factors -- Certain Tax Consequences of the Merger."

Effective Time of the Merger; Payment for Common Stock.

         On the closing date of the Merger (the "Closing Date") (or such later date as the parties may agree), the Corporation and Merger Subsidiary shall file Articles of Merger with the State Corporation Commission of the Commonwealth of Virginia (the "Virginia Commission") executed in accordance with the relevant provisions of the Virginia Stock Corporation Act (the "Virginia Act"). The Merger shall become effective upon the issuance of a Certificate of Merger by the Virginia Commission unless a later time and date is specified in the Articles of Merger (the "Effective Time"). See "The Merger -- Terms of the Merger - Conditions to the Merger;" and "-- Effective Time of the Merger."

         Detailed instructions with regard to the surrender of certificates, to be accompanied by a letter of transmittal, will be forwarded to holders of certificates formerly evidencing shares of Common Stock promptly following the Effective Time by Wachovia Bank of North Carolina, N.A. (the "Exchange Agent"). Payment will be made to such former holders of shares of Common Stock promptly following receipt by the Exchange Agent of certificates for their shares of Common Stock and other required documents. No interest will be paid or accrued on the cash payable upon the surrender of certificates. See "The Merger -- Payment for Shares of Common Stock."

         STOCK CERTIFICATES SHOULD NOT BE SENT WITH THE ENCLOSED PROXY
           CARD.  IF THE MERGER IS CONSUMMATED, SHAREHOLDERS WILL BE
       FURNISHED INSTRUCTIONS FOR EXCHANGING THEIR SHARES OF COMMON STOCK
                         FOR THE MERGER CONSIDERATION.

Conduct of Business After the Merger

         Following the consummation of the Merger and the contemporaneous sale of the Fibers Business Assets (as hereinafter defined) of the Corporation, the business of the Surviving Corporation will consist only of the plastics products business of the Corporation. It is expected that the plastics products business of the Surviving Corporation will be continued by Holdings substantially as it is currently being conducted. Upon consummation of the Merger, the Board of Directors of the Surviving Corporation will be replaced with Frances B. Bunzl and Bennett L. Kight, who are the sole directors of Merger Subsidiary. It is anticipated that the principal executive officers of the Corporation will remain in the same capacities with the Surviving Corporation following the Merger, except for John L. Morgan and Randall L. Hagan. Following consummation of the Merger, the Surviving Corporation will no longer be a public company and its stock will not be traded in any public securities market. In addition, the Surviving Corporation will have no obligation to file informational reports under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). See "Special Factors -- Conduct of Business After the Merger."

Conditions to the Merger

         The obligations of the Corporation, Holdings, Parent Corp. and Merger Subsidiary to consummate the Merger are subject to waiver or satisfaction of certain conditions, including obtaining requisite shareholder and regulatory approvals. See "The Merger -- Terms of the Merger - Conditions to the Merger;" and "-- Government and Regulatory Approvals and Filings."

Termination; Fees and Expenses

         The Merger Agreement may be terminated at any time prior to the Effective Time by mutual written consent of the Board of Directors of the Corporation and the Managers of Holdings or by either Holdings or the Corporation if certain conditions to the obligations of the parties are not met or other specified events occur.

         If the Merger Agreement is terminated by the Corporation or Holdings for specified reasons, the Corporation will pay Holdings its expenses up to an amount equal to 1% of the product of the Merger Consideration and the total number of outstanding shares of Common Stock of the Corporation (the "Expenses") and, if a Competing Transaction is consummated on or before February 28, 1998, the Corporation will pay Holdings a fee equal to 2% of the product of the Merger Consideration and the total number of outstanding shares of Common Stock of the Corporation (the "Fee"). A "Competing Transaction" is defined to mean (w) any merger, consolidation, share exchange, business combination, or other similar transaction involving the Corporation or a significant subsidiary of the Corporation; (x) any sale, lease, exchange, mortgage, pledge, transfer or other disposition of 25% or more of the assets of the Corporation, taken as a whole, in a single transaction or series of transactions; (y) any tender or exchange offer for 25% or more of the outstanding shares of the Corporation's Common Stock or the filing of a registration statement under the Securities Act of 1933 (the "Securities Act") in connection therewith; or (z) any public announcement of a proposal, plan or intention to do any of the foregoing or any agreement to engage in any of the foregoing. See "The Merger -- Terms of the Merger - Termination."

No Dissenters' Rights

         The shareholders of the Corporation, whether or not they vote in the Annual Meeting, will not be entitled to dissenters' rights and will be bound by the terms and conditions of the Merger Agreement if the Merger is consummated. See "Special Factors - No Dissenters' Rights."

Sale of the Fibers Business Assets

         Immediately upon consummation of the Merger, the Surviving Corporation will sell substantially all of its assets relating to the manufacture, sale and distribution of tobacco filters, writing instrument components, healthcare device components and components of household products that, in each case, are manufactured using bonded fibers technology (the "Fibers Business") to FIL Acquisition Corp. pursuant to the Fibers Sale Agreement. FIL Acquisition Corp. will pay the Surviving Corporation approximately $72,450,000 in cash for the above-described assets of the Fibers Business (the "Fibers Business Assets") and assume certain liabilities of the Fibers Business. See "Sale of the Fibers Business Assets."

         The obligations of FIL Acquisition Corp. and Merger Subsidiary to consummate the sale of the Fibers Business Assets are subject to certain conditions, including the consummation of the transactions contemplated by the Merger Agreement. See "Sale of the Fibers Business Assets -- Conditions to the Consummation of the Sale of the Fibers Business Assets."

Government and Regulatory Approvals and Filings

         The consummation of the Merger is subject to the satisfaction of certain conditions in the Fibers Sale Agreement. The Sale of the Fibers Business Assets pursuant to the Fibers Sale Agreement is subject to the expiration or early termination of the relevant waiting period requirements of the Hart-Scott-Rodino Antitrust Improvements Act of 1975, as amended (the "HSR Act"). Such early termination was granted on April 4, 1997. See "The Merger -- Government and Regulatory Approvals and Filings."

Market Prices and Dividend Information

         The Common Stock is listed and traded on the Nasdaq Stock Market. As of November 4, 1996, the last date on which the Common Stock was traded prior to the public announcement by the Corporation that it had entered into negotiations with Holdings regarding a proposed sale of the Corporation, the high and low sales prices of the Common Stock on the Nasdaq Stock Market were $33 1/2 per share and $33 per share, respectively. On _______ __, 1997, the latest practicable trading day before the printing of this Proxy Statement, the high and low sales prices of the Common Stock on the Nasdaq Stock Market were $_____ per share and $_____ per share, respectively.

Quarterly Common Stock Data (Unaudited)

         The following table presents the frequency and amount of dividends paid by the Corporation during the past two years with respect to the Common Stock and the high and low sales prices of the Common Stock on the Nasdaq Stock Market for each quarterly period during the past two years.


                       1997                        1996                                        1995
                   -----------   --------------------------------------     ---------------------------------------
                       First        First    Second    Third   Fourth         First   Second     Third    Fourth
--------------------------------------------------------------------------------------------------------------------
Dividends               .28         .265      .265     .28      .28            .25      .25     .265      .265
paid per
share

Price Range
   High                 46           36 1/2    35 1/4   34      45 1/4          29       31      32 1/4    40 3/4
   Low                  40           33 1/2    29 1/2   30       32             26      27 1/4   29 1/2    30 3/4

--------------------------------------------------------------------------------------------------------------------

           SELECTED FINANCIAL INFORMATION CONCERNING THE CORPORATION

         The selected summary consolidated financial data presented below for each of the last five fiscal years ended December 31, 1996, have been derived from the Corporation's historical financial statements. This data should be read in conjunction with the consolidated financial statements and notes thereto of the Corporation included in the Annual Report on Form 10-K for the fiscal year ended December 31, 1996, which is incorporated by reference into this Proxy Statement. See "Additional Information -- Incorporation of Certain Documents by Reference."

                                                                      (IN THOUSANDS UNLESS OTHERWISE INDICATED)
                                                                                       FOR THE
                                                                               YEARS ENDED DECEMBER 31,
                                                           ------------------------------------------------------------

                                                            1996        1995         1994         1993           1992
                                                            ----        ----         ----         ----           ----
INCOME STATEMENT DATA
Total Revenues                                             $194,841    $177,848     $150,191    $131,531      $122,868
Income Before Income Taxes                                   19,438      15,554       12,231      10,480         9,720
Income From Continuing Operations                            12,438      10,104        7,806       6,705         6,420
Net Income                                                   12,438      10,104       11,761       7,316         1,212
PER SHARE (Dollars)
Earnings <Loss>
   Continuing Operations                                       3.32        2.70         2.08        1.80          1.73
   Discontinued Operations                                       --          --         1.05         .16         <1.40>
                                                              -----       -----        -----      ------        -----
   Net Income                                                  3.32        2.70         3.13        1.96           .33
BALANCE SHEET DATA (at end of period)
Working Capital                                              60,476      54,246       47,016      48,219        31,841
Total assets                                                117,554     108,266       99,709      87,094        80,542
Total assets less deferred research and development         112,861     103,169       94,276      82,754        75,872
charges and excess of cost of assets acquired over book
value
Long-term debt                                                   --         650        1,300          --            --
Shareholders' equity                                         93,397      84,825       78,365      70,966        67,042
BOOK VALUE PER SHARE OF COMMON STOCK                          24.87       22.71        20.98       18.98         18.03
(Dollars)
CASH DIVIDENDS DECLARED AND PAID PER                           1.09        1.03          .98         .95           .94
SHARE OF COMMON STOCK (Dollars)


                                 ANNUAL MEETING

Place, Date and Time

         The Annual Meeting of Shareholders of the Corporation will be held in the Second Floor Conference Room at NationsBank Center, 12th and Main Streets, Richmond, Virginia, on ________, _________ __, 1997, at ______ _.m., Eastern
Daylight Time.

Record Date; Solicitation of Proxies

         The Board of Directors of the Corporation has fixed the close of business of the Nasdaq Stock Market on May 9, 1997, as the Record Date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting. At the Record Date, there were __________ shares of Common Stock issued and outstanding and entitled to vote at the Annual Meeting held by approximately _____ holders of record. Holders of Common Stock are entitled to one vote at the Annual Meeting for each share of Common Stock held of record at the Record Date.

         In addition to the solicitation of proxies by use of the mails, proxies also may be solicited by the Corporation and its directors, officers and employees (who will receive no additional compensation therefor) by telephone, telegram, facsimile transmission and other electronic communication methods or personal interview. The Corporation will reimburse banks, brokerage houses, custodians and other fiduciaries who hold shares of Common Stock in their name or custody, or in the name of nominees for others, for their out-of-pocket expenses incurred in forwarding copies of the proxy materials to those persons for whom they hold such shares. The Corporation will bear the costs of the Annual Meeting and of soliciting proxies therefor, including the cost of printing and mailing this Proxy Statement and related materials. [The Corporation has retained ____________ to assist in the solicitation of proxies. Pursuant to the Corporation's agreement with that firm, it will assist in the solicitation of proxies from brokers, nominees, fiduciaries and other custodians in connection with the Annual Meeting at a cost of approximately $_______, plus reimbursement for out-of-pocket expenses.] Any questions or requests for assistance regarding the Corporation's proxies and related materials may be directed in writing to Anne B. Gibbs, Secretary, American Filtrona Corporation, P.O. Box 31640, Richmond, Virginia 23294.

Vote Required

         A majority of the outstanding Common Stock entitled to vote as of the Record Date, represented in person or by proxy, is required for a quorum at the Annual Meeting. The affirmative vote of more than two-thirds of the outstanding shares of Common Stock as of the Record Date is required for approval of the Merger Agreement and the Plan of Merger. In order to achieve the required two-thirds vote, a majority of the shares of Common Stock held by persons other than Holdings will have to approve the Merger Agreement and the Plan of Merger. Abstentions may be specified with respect to the approval of the Merger Agreement and the Plan of Merger and will be counted as present for the purpose of determining the existence of a quorum but will have the effect of a negative vote.

         The election of each nominee for director requires the affirmative vote of the holders of a plurality of the shares of Common Stock cast in the election of directors. Votes that are withheld and shares that are held in street name that are not voted in the election of directors will not be included in determining votes cast for such election.

         Shares of Common Stock that are represented by properly executed proxies, unless such proxies shall have previously been properly revoked, will be voted in accordance with the instructions indicated in such proxies. If no contrary instructions are indicated, such shares will be voted FOR (i) approval of the Merger Agreement and the Plan of Merger, (ii) the election of all of the nominees as directors and (iii) the designation of Coopers and Lybrand L.L.P. as the Corporation's independent accountants, and in the discretion of the persons named in the proxy as proxy appointees, as to any other matter that may properly come before the Annual Meeting and of which the Corporation is not presently aware.

         Under the rules of the NASD, although brokers who hold shares in street name have the authority to vote on certain items when they have not received instructions from beneficial owners, brokers will not be entitled to vote on the approval of the Merger Agreement and the Plan of Merger absent instructions. Brokers who do not receive instructions but who are present, in person or by proxy, at the Annual Meeting will be counted as present for quorum purposes. A broker non-vote will have the effect of a negative vote on the approval of the Merger Agreement and the Plan of Merger. Similarly, a failure to return a properly executed proxy or an abstention will have the effect of a negative vote on the approval of the Merger Agreement and the Plan of Merger.

         It is not expected that any matters other than those referred to in this Proxy Statement will be brought before the Annual Meeting. If other matters are properly presented, however, the persons named as proxy appointees will vote in accordance with their best judgment on such matters. The grant of a proxy also will confer discretionary authority on the persons named as proxy appointees to vote in accordance with their best judgment on matters incident to the conduct of the Annual Meeting.

         Any shareholder may revoke his, her or its proxy at any time before it is voted by filing with the Corporate Secretary of the Corporation an instrument revoking the proxy or by returning a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not by itself constitute revocation of a proxy.

         As of February 28, 1997, the current directors and executive officers of the Corporation and their respective affiliates as a group beneficially owned 2,115,079 shares (approximately 55%) of the outstanding shares of Common Stock, including 96,200 shares that such directors and executive officers have the right to acquire through the exercise of presently exercisable Stock Options (as hereinafter defined), but also including 1,653,943 shares as to which the directors and executive officers either disclaimed beneficial ownership or did not have sole dispositive and voting power. See "Security Ownership -- Security Ownership of Certain Beneficial Owners;" and "-- Security Ownership of Certain Management of the Corporation." [Such directors and executive officers of the Corporation have indicated that they intend to vote the _________ shares as to which they presently have sole voting power (approximately _____% of the outstanding shares of Common Stock entitled to vote at the Annual Meeting) FOR the approval of the Merger Agreement and the Plan of Merger.]

         In addition to (i) shares of Common Stock held by directors and executive officers of the Corporation, for which they will receive the same consideration as other shareholders of the Corporation, and (ii) Stock Options (as hereinafter defined) granted pursuant to certain Corporation compensation plans, which will be treated as described below under "Special Factors -- General," certain executive officers of the Corporation are parties to agreements with the Corporation pursuant to which significant payments and other benefits may be provided to such persons in the event their employment by the Corporation or one of its subsidiaries is terminated under certain circumstances.

         SHAREHOLDERS ARE URGED TO READ AND CAREFULLY CONSIDER THE INFORMATION PRESENTED IN THIS PROXY STATEMENT, AND SHAREHOLDERS ARE URGED TO COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING PREPAID ENVELOPE.

         STOCK CERTIFICATES SHOULD NOT BE SENT WITH THE ENCLOSED PROXY. IF THE MERGER IS CONSUMMATED, SHAREHOLDERS WILL BE FURNISHED INSTRUCTIONS FOR EXCHANGING THEIR SHARES OF COMMON STOCK FOR THE MERGER CONSIDERATION.

                                SPECIAL FACTORS

General

         The following information with respect to the Merger is qualified in its entirety by reference to the complete text of the Merger Agreement (including the Plan of Merger), a copy of which is included in this Proxy Statement as Annex I. The Merger Agreement sets forth the terms and conditions upon which the Merger is to be effected. If the Merger Agreement and the Plan of Merger are approved by the holders of more than two-thirds of the outstanding shares of Common Stock at the Annual Meeting, and all other conditions to the obligations of the parties thereto are satisfied or waived, the Merger will be consummated and Merger Subsidiary will merge with and into the Corporation at the Effective Time. The Corporation will be the Surviving Corporation in the Merger.

         Pursuant to the Merger, each share of Common Stock issued and outstanding at the Effective Time, other than shares owned by Holdings and its affiliates (which will continue to represent the same number of validly issued, fully paid and nonassessable shares of common stock of the Surviving Corporation), will be canceled and converted automatically into the right to receive the Merger Consideration. As a result of the Merger, except as set forth in this paragraph, shareholders of the Corporation will cease to have an equity interest in, or possess any rights as shareholders of, the Surviving Corporation.

         Pursuant to the Merger Agreement, each exercisable Stock Option (as defined below), and any rights thereunder, outstanding and unexercised immediately prior to the Effective Time shall be canceled at the Effective Time in exchange for the right to receive an amount in cash equal to the product of
(i) the number of shares of Common Stock underlying any unexercised portion of such Stock Option immediately prior to the Effective Time and (ii) the excess, if any, of (A) the Merger Consideration over (B) the per share exercise price of such Stock Option, subject to applicable withholding taxes. A "Stock Option" refers to an option, warrant, stock appreciation right or right of any kind to purchase shares of Common Stock.

         At the Closing Date, Stock Options having a per share exercise price under $46.52 will be outstanding and exercisable for an aggregate of 258,800 shares of Common Stock, entitling the holders to an aggregate amount of cash equal to $4,828,432.25 if no such Stock Options are exercised or lapse in accordance with their terms prior to the Effective Time. All of such Stock Options will be exercisable in full.

Background of Merger

         The terms and conditions of the Merger were determined through arms-length negotiations between the representatives of the Corporation and Holdings. The following is a brief discussion of the history of the transaction.

         Since the Corporation's initial public offering in 1972, members of the families of Rudolph Bunzl and the late Walter Bunzl have beneficially owned in excess of 40% of the Common Stock. Beginning in 1992, at several of its regularly scheduled meetings, the Board of Directors of the Corporation discussed a number of alternative courses of action to maximize shareholder value while pursuing two additional goals: (i) to make efficient use of the substantial cash reserves accumulated by the Corporation; and (ii) to permit the members of the family of Rudolph H. Bunzl (collectively, the "R. H. Bunzl Interests") to pursue their stated objective of diversifying some but not all of their significant stock holdings in the Corporation. (At the time these discussions commenced, Bennett L. Kight served as co-trustee for trusts for the benefit of members of the family of the late Walter H. Bunzl (collectively, the "W. H. Bunzl Interests"), as well as co-trustee for trusts for the benefit of certain of the R. H. Bunzl Interests.) Because of the relatively limited market for the Common Stock, an open market sale of a large portion of the shares of Common Stock held by or for the benefit of the R. H. Bunzl Interests would have been expected to reduce the market price of the Common Stock significantly.

         Among the available alternatives, the Board focused on an issuer tender offer in which (i) the W. H. Bunzl Interests and the R. H. Bunzl Interests would have sold relatively equal percentages of their Common Stock holdings and (ii) the public shareholders could have participated. The Board was advised that, if structured properly, the issuer tender offer could permit the Corporation to achieve the goals outlined above without significantly altering the relative ownership positions of the W. H. Bunzl Interests and the R. H. Bunzl Interests, which the Board concluded, for reasons discussed in the next paragraph, was in the best interests of the Corporation. The Board also received advice that the issuer tender offer could be structured to provide capital gains tax treatment for most shareholders.

         Mr. Kight, however, informed the Board that he had concluded that the issuer tender offer was not in the best interests of the W. H. Bunzl Interests because of the large number of shares of Common Stock that would have to be tendered by such trusts in the aggregate and because of the tax costs of the transaction. Mr. Kight did express his willingness to cooperate if the trusts for the benefit of the R. H. Bunzl Interests wished to participate in the issuer tender offer. After further discussion, the Board of Directors concluded that it was not in the best interests of the Corporation to pursue an issuer tender offer under those circumstances. An issuer tender offer in which only public shareholders and the R. H. Bunzl Interests participated would have eliminated the substantially comparable ownership positions of the R. H. Bunzl Interests and the W. H. Bunzl Interests, resulting in a sudden change in control of the Corporation.

         Because of the perceived benefits that could be made available to the Corporation's shareholders by an issuer tender offer, and in order to avoid the potential results of such a sudden change in control, in the summer of 1995, the Board of Directors appointed two of its members to a committee to attempt to negotiate a continuity agreement with the W. H. Bunzl Interests. As proposed, the continuity agreement would have permitted the issuer tender offer to go forward with participation of the R. H. Bunzl Interests and the public shareholders, while obligating the W. H. Bunzl Interests not to use its resulting increased ownership position to change a majority of the Board of Directors for a transition period of several years. After several months of negotiations, in late 1995, the Board abandoned efforts with respect to such a continuity agreement.

         In January 1996, the Corporation, with the unanimous approval of the Board (except for Mr. Kight), engaged Goldman Sachs to act as its financial advisor to assist the Corporation in its analysis and consideration of various financial alternatives. In February 1996, Goldman Sachs discussed with the Board of Directors various possible transactions in which the Corporation might engage in order to achieve the primary goal of maximizing shareholder value while also addressing the goals of efficient use of cash reserves for the benefit of all shareholders and diversification of the investment of the R. H. Bunzl Interests. In the course of these discussions, members of the Board of Directors again asked Mr. Kight whether the W. H. Bunzl Interests would be willing to participate in an issuer tender offer. After Mr. Kight reiterated the unwillingness of the W. H. Bunzl Interests to tender any shares in such a transaction, the Corporation requested that Goldman Sachs study a possible sale of the Corporation.

         After discussions with Goldman Sachs, in April 1996, the Board authorized the Corporation's management to pursue a sale of the Corporation with the assistance of Goldman Sachs and the Corporation's legal counsel, Hunton & Williams. Throughout the spring of 1996, the Board attempted to reach agreement with the W. H. Bunzl Interests with respect to a sale process that the W. H. Bunzl Interests would be willing to support. As proposed by the Board, such an agreement would have permitted the W. H. Bunzl Interests to make an offer to purchase the Corporation, but would have obligated the W. H. Bunzl Interests to sell their shares of Common Stock if a third party made a superior offer. The
W. H. Bunzl Interests declined to agree in advance to support a sale of the Corporation to another party.

         While these discussions between the Corporation and the W. H. Bunzl Interests were ongoing, in May 1996, Holdings made an offer to acquire the Corporation in a cash merger at a price of approximately $40.00 per share of Common Stock. After discussion, the Board of Directors rejected this offer but authorized the Corporation's management to continue discussions of possible transactions with the W. H. Bunzl Interests. In June 1996, the Corporation and Holdings entered into an informal agreement with respect to the process by which the

Corporation would pursue a sale (the "Process Agreement"). The Process Agreement provided, among other things, that the Corporation would negotiate exclusively with Holdings until the parties had entered into an acquisition agreement. The Process Agreement also provided that the W. H. Bunzl Interests would consider selling their shares of Common Stock in the event the Corporation received a superior offer.

         For the next six weeks, the W. H. Bunzl Interests and their representatives conducted a business and financial review of the Corporation. On July 24, 1996, the Board of Directors created a Special Committee, to which neither the employee-directors of the Corporation nor Mr. Kight belonged, to conduct the sales process and negotiate with all potential acquirors. On August 12, 1996, Holdings presented a new formal merger proposal to the Special Committee providing for a merger between the Corporation and a subsidiary of Holdings at a price of $38.00 per share of Common Stock. The Special Committee considered the reduced offer at a meeting on August 16, 1996, and voted to reject the offer as inadequate. At that time, the Special Committee informed Holdings that the Corporation would entertain further offers from Holdings (and would continue exclusive negotiations with Holdings) only until August 30, 1996.

         Upon notification by Holdings that it would be unable to improve the offer in a timely fashion, the Special Committee recommended, and the Board authorized, the Corporation to explore with its advisors the possibility of a sale of the Corporation to a limited number of potential strategic and financial acquirors, including Bunzl plc. While Goldman Sachs was making inquiries of several potential acquirors, Holdings informed the Special Committee in mid-September 1996 that in view of the expiration of the Process Agreement on August 30, 1996, Holdings was attempting to formulate an improved offer to acquire the Corporation at $42.00 per share of Common Stock with the support of a potential equity partner with whom it had entered into confidential negotiations. The potential equity partner was later identified as Bunzl plc. Goldman Sachs' inquiries did not result in any formal acquisition offers for the Corporation. On September 24, 1996, Holdings made a revised formal offer to acquire the Corporation at $42.00 per share, indicating at that time that, as a part of its proposal, Holdings intended to cause the Corporation to sell the Fibers Business to Bunzl plc immediately following the consummation of the merger.

         Throughout October 1996, the Special Committee and its advisors negotiated with Holdings in an attempt to improve the price offered and to reach agreement on other terms of a letter of intent. On October 23, 1996, Holdings increased its offer to $43.00.

         On November 7, 1996, certain of the R. H. Bunzl Interests brought suit against Bennett L. Kight in the U. S. District Court for the Eastern District of Virginia seeking to have Mr. Kight removed as co-trustee from all trusts for the benefit of any of the R. H. Bunzl Interests and to prevent him from proceeding with the Holdings acquisition proposal so long as he continued in that fiduciary capacity. The litigation focused on Mr. Kight's simultaneous services both as co-trustee for the benefit of the W. H. Bunzl Interests who would be buyers in connection with the Holdings acquisition proposal and as co-trustee for the benefit of the R.H. Bunzl Interests who would be sellers. During the pendency of the litigation, all negotiations between the Corporation and Holdings were suspended. The parties settled the litigation on December 9, 1996. Pursuant to that settlement, Mr. Kight resigned as co-trustee for all trusts for the benefit of the R. H. Bunzl Interests and was replaced by court-approved interim co-trustees.

         The Corporation and Holdings resumed negotiations in mid-December 1996. After several meetings of the Special Committee and numerous discussions among the parties, the Special Committee approved on December 12, 1996, a letter of intent with Holdings (i) providing for a cash merger between the Corporation and a subsidiary of Holdings at a per share price of $43.00, and (ii) contemplating the subsequent sale of the Fibers Business by the Corporation to Bunzl plc (the "Letter of Intent"). The Letter of Intent provided, among other things, that the Corporation could solicit additional offers from up to ten potential acquirors and that the Corporation could pursue discussions with unsolicited parties during the negotiation with Holdings of a final merger agreement. The Letter of Intent did not indicate the price that Bunzl plc had agreed to pay for the Fibers Business but included an agreement to disclose such amount before the Board of Directors would consider and approve the final merger agreement. For the next month: (i) Holdings, its lender and Bunzl plc continued their business and financial review of the Corporation; (ii) Goldman Sachs explored possible interest in alternative transactions with other solicited prospective buyers and unsolicited offerors; and (iii) representatives of Holdings, Bunzl plc and the Corporation engaged in negotiations to finalize the appropriate documentation. Only one potential acquiror engaged in substantive discussions with Goldman Sachs and Hunton & Williams.

         That party (the "Second Bidder"), made a formal offer on January 17, 1997, to enter into a letter of intent to acquire the Corporation through a leveraged recapitalization at $46.00 per share of Common Stock (the "Alternative Offer"). The Special Committee met several times to discuss the Alternative Offer, and on January 22, 1997, authorized Goldman Sachs and Hunton & Williams to engage in discussions with the Second Bidder concerning the Alternative Offer. Following these discussions, the Second Bidder revised the Alternative Offer to provide for a merger of the Corporation with an entity to be formed by the Second Bidder. As required by the Letter of Intent, the Corporation informed Holdings of the Alternative Offer. On January 23, 1997, the W. H. Bunzl Interests informed the Special Committee that they would not agree to support the Alternative Offer; and on January 30, 1997, Holdings indicated it would be willing to increase its offer to $44.50 per share under certain circumstances.

         The Special Committee met on February 4, 1997, with representatives of Goldman Sachs and Hunton & Williams to consider the two offers for the Corporation. The Special Committee reviewed the terms of the two offers, considering the substantial negotiations and documentation that had already been done in connection with the Holdings offer; the financing required to consummate the two offers, including the financing commitment Holdings already had obtained; the additional time necessary to consummate the Alternative Offer; other conditions to the Alternative Offer; and uncertainties and anticipated costs of consummating the Alternative Offer over the opposition of the W. H. Bunzl Interests. After discussion, the Special Committee authorized Goldman Sachs and Hunton & Williams to attempt to conduct a final round of blind bidding between the two offerors.

         Each of the two offerors was told that (i) they should deliver their final bid to Goldman Sachs no later than the afternoon of February 7, 1997; (ii) if the Second Bidder's final bid was $1.00 or more per share in excess of Holdings' final bid (which was believed by the Special Committee to approximate reasonably the relative uncertainties and timing of the two offers), the Corporation would enter into an agreement with the Second Bidder; and (iii) if the Second Bidder's final bid was not more than $1.00 per share in excess of Holdings' final bid, the Corporation would enter into an agreement with Holdings. The Special Committee was scheduled to meet on February 7, 1997, to receive and consider the final bids.

         During the morning of February 7, 1997, the Corporation became concerned that one or more of the bidders might provide the Special Committee with a bid based on a formula tied to the other offeror's bid rather than a bid for a fixed price per share. The Special Committee believed that such formula-based bidding could entail further simultaneous negotiations with the offerors and undermine the Special Committee's stated position that the bids presented were to be the offerors' final bids. Each offeror was contacted and informed that the Special Committee would consider only fixed-price final bids.

         The offer from the Second Bidder nevertheless included a formula-based component. The Second Bidder offered, in the alternative: (i) $46.00 per share of Common Stock, in cash, or (ii), if Holdings' bid was not less than $45.00 per share and not more than $46.00 per share, a cash amount equal to $1.01 per share more than Holdings' bid. Holdings' final bid was for $46.52 per share of Common Stock, in cash. Viewed in the light most favorable to the Second Bidder, therefore, its final bid was for $47.01 per share of Common Stock, in cash. Because Holdings' final bid exceeded the requirement established for the final round, the Special Committee voted to accept Holdings' offer to acquire the Corporation.

         During the next twelve days, representatives of the Corporation and Holdings negotiated the final terms of the Merger Agreement, Holdings and Bunzl plc conducted additional due diligence, and the Corporation received a copy of the Fibers Sale Agreement, including the price to be paid for the Fibers Business.

         On February 19, 1997, the Board of Directors met to consider the Merger Agreement. Mr. Kight was excused from the meeting immediately. Hunton & Williams summarized the terms of the Merger Agreement and the Fibers Sale Agreement for the Board members, and Goldman Sachs reviewed with the Board its analysis of the fairness as of February 19, 1997, of the $46.52 per share of Common Stock in cash to be received by the holders, excluding Holdings and its subsidiaries, of Common Stock pursuant to the Merger Agreement. Members of the Board not on the Special Committee were then excused and the Special Committee discussed the agreements and the financial analyses presented by Goldman Sachs, as well as the opinion of Goldman Sachs. Following this discussion, the Special Committee voted unanimously to recommend to the Board that it approve the Merger Agreement. The full Board then considered the Special Committee recommendation and, after additional discussion, approved the Merger Agreement, with Mr. Kight abstaining due to his affiliation with Holdings.

Reasons for Merger; Recommendation of the Board of Directors

         At its February 19, 1997, meeting, the Corporation's Board of Directors determined that the Merger is fair to, and in the best interests of, the Corporation and its shareholders. Accordingly, at such meeting, the Board of Directors approved the Merger Agreement and the Plan of Merger and directed that the Merger Agreement and the Plan of Merger be submitted to the Corporation's shareholders for approval. Disregarding the abstention of Bennett L. Kight, who stated that it would be inappropriate for him to vote on the transaction given his interests in Holdings, Parent Corp. and Merger Subsidiary, the vote of the Board of Directors was unanimous.

                             THE BOARD OF DIRECTORS
                     OF THE CORPORATION RECOMMENDS THAT THE
                      CORPORATION'S SHAREHOLDERS VOTE FOR
            APPROVAL OF THE MERGER AGREEMENT AND THE PLAN OF MERGER.

         The determination of the Corporation's Board of Directors to approve the Merger Agreement and the Plan of Merger was based upon consideration of a number of factors. The following list, together with the matters discussed in "-- Background of Merger," includes various factors considered by the Board of Directors in its evaluation of the Merger:

         (i) The Board's familiarity with the business, operations, competitive position and prospects of the Corporation and the nature of the industries in which the Corporation participates, both on a historical and a prospective basis;

         (ii) The Board's consideration of, among other things, information with respect to the financial condition, results of operations and business of the Corporation, on both a historical and a prospective basis, and the influence of current industry, economic and market conditions;

         (iii) The Board's consideration of a number of strategic alternatives, including an issuer tender offer and possible sales of parts of the Company's business (none of the strategic alternatives considered appeared to be as favorable to the holders of the shares of Common Stock as the Merger);

         (iv) The fact that procedures to elicit proposals to acquire the Corporation had been implemented and that numerous discussions had been conducted with likely interested parties in the context of a prolonged and comprehensive process to maximize value;

         (v) The Board's review of the historical and prospective market prices of the Common Stock compared to the Merger Consideration;

         (vi) The Board's review of presentations by, and discussion of the terms and conditions of the Merger with, senior executive officers of the Corporation, representatives of its legal counsel and representatives of Goldman Sachs;

         (vii) The Board's receipt of the financial analyses presented by Goldman Sachs, as well as the opinion of Goldman Sachs, presented on February 19, 1997, to the effect that, based upon and subject to certain matters as set forth in such opinion, as of February 19, 1997, the $46.52 per share of Common Stock in cash to be received by the holders, excluding Holdings and its subsidiaries, of Common Stock pursuant to the Merger Agreement is fair to such holders (See Opinion of Goldman Sachs attached as Annex III hereto);

         (viii) The Board's consideration of the terms of the Merger Agreement, including the Corporation's right to terminate the Merger Agreement if the Board of Directors determines in good faith, after receiving the advice of its legal counsel, that a Competing Transaction is in the best interests of the Corporation and its shareholders;

         (ix)     The Board's consideration of the terms of the Fibers Sale
                  Agreement;

         (x) The difficulty of consummating any transaction over the objections of either the W. H. Bunzl Interests or the R. H. Bunzl Interests; and

         (xi) The Board's conclusion that it was the best interest of the Corporation and its shareholders to resolve the lingering uncertainties about the future ownership of the Corporation without unnecessary delay.

         In view of the wide variety of material factors considered in connection with its evaluation of the Merger, the Board of Directors did not find it practicable to, and did not attempt to, quantify or otherwise attempt to assign relative weights to the specific factors considered in reaching its determination.

         The Board of Directors recognizes that upon consummation of the Merger, except for Holdings and its affiliates, shareholders of the Corporation will no longer have their equity interests in the Corporation or any interest in any future growth of the Corporation. The Board of Directors has determined, based upon consideration of the material factors specified above, however, that the Merger is in the best interests of the Corporation's shareholders and is consistent with maximizing shareholder value.

Reasons of Holdings for the Merger

         Prior to the Merger, Holdings will acquire beneficial ownership of approximately 27.8% of the outstanding shares of Common Stock. The purpose of the Merger is for Holdings to acquire beneficial ownership of the remaining shares of Common Stock.

         As fiduciary owners of Common Stock in various capacities, Mrs. Bunzl and Mr. Kight believe that the value of the investment in the Corporation of the Walter Bunzl Family trusts and foundation, for which they serve as trustees and trust committee members (collectively, the "WB Parties"), can best be preserved and increased by maintaining ownership of the Corporation's plastics products business. The WB Parties have organized Holdings to hold (either directly or through one or more wholly-owned subsidiaries) all of the Common Stock owned by them as fiduciaries.

         Holdings' approach at the onset was to acquire, in a cash merger or tender offer, the outstanding shares of Common Stock but without a contemporaneous sale of the Fibers Business Assets. Initially, Holdings planned to retain the Fibers Business. Later, Holdings opted for a structure that included a cash merger and the contemporaneous sale of the Fibers Business Assets, in order to permit Holdings to offer a higher Merger price per share. A merger transaction was chosen over a tender offer because Holdings believed it to be desirable not to leave any minority shareholders with an illiquid investment in the Corporation.

         Holdings elected to pursue the Merger at this time in order to resolve the differences between the WB Parties and the Corporation's Board of Directors and management described in " -- Background of the Merger."

         The WB Parties have concluded that the Merger is fair to all other shareholders based on the following factors:

         (a) The fact that the $46.52 price per share offered by Holdings represents a 38.9% premium over the last reported sale price of the Common Stock on November 4, 1996, the last day on which the Common Stock was traded prior to the public announcement by the Corporation on November 7, 1996 that it had entered into negotiations with Holdings regarding a proposed sale of the Corporation.

         (b) The recommendation of the Special Committee to the Board of Directors and the approval by the Board of Directors of the Corporation described under "-- Reasons for Merger; Recommendation of the Board of Directors;"

         (c) The fact that the Board of Directors received the opinion of Goldman Sachs that, as of February 19, 1997, the $46.52 per share of Common Stock in cash to be received by the holders, excluding Holdings and its subsidiaries, of Common Stock pursuant to the Merger Agreement is fair to such holders;

         (d) The fact that the principal terms of the Merger were established through arm's length negotiation; and

         (e) The fact that during the negotiations of the Merger Agreement, the interests of the shareholders of the Corporation were represented by the Special Committee and the Corporation's Board of Directors (other than Mr. Kight) and the legal and financial advisors of the Corporation's Board of Directors and the interests of Holdings were represented by Mr. Kight and Holdings' legal and financial advisors.

         In addition to the other factors considered by the WB Parties in concluding that the Merger is fair to the shareholders, the WB Parties adopted the conclusion and analysis of the Board of Directors of the Corporation, set forth under the heading " -- Reasons for Merger; Recommendation of the Board of Directors" above, that the Merger is fair to and in the best interests of the shareholders other than the WB Parties. The WB Parties did not attach relative weights to the specific factors considered in reaching their conclusions as to the fairness of the Merger, although they considered the premium price offered by Holdings, the arm's length negotiations between the parties, the fact that the Board of Directors received the opinion of Goldman Sachs and the recommendation of the Board of Directors to be the most significant factors.

Opinion of Financial Advisor

         On February 19, 1997, Goldman Sachs delivered its oral opinion to the Board of Directors of the Corporation that as of February 19, 1997, the $46.52 per share of Common Stock in cash to be received by the holders, excluding Holdings and its subsidiaries, of Common Stock pursuant to the Merger Agreement is fair to such holders. Goldman Sachs subsequently confirmed its oral opinion by delivery of its written opinion dated February 19, 1997.

         THE FULL TEXT OF THE WRITTEN OPINION OF GOLDMAN SACHS DATED FEBRUARY 19, 1997, WHICH SETS FORTH ASSUMPTIONS MADE, MATTERS CONSIDERED AND LIMITATIONS ON THE REVIEW UNDERTAKEN IN CONNECTION WITH THE OPINION, IS ATTACHED HERETO AS ANNEX III TO THIS PROXY STATEMENT AND IS INCORPORATED HEREIN BY REFERENCE. HOLDERS OF COMMON STOCK ARE URGED TO, AND SHOULD, READ SUCH OPINION IN ITS ENTIRETY.

         In connection with its opinion, Goldman Sachs reviewed, among other things, (i) the Merger Agreement and the Fibers Sale Agreement; (ii) the Annual Reports to Shareholders and Annual Reports on Form 10-K of the Corporation for the five years ended December 31, 1995; (iii) certain interim reports to shareholders and Quarterly

Reports on Form 10-Q of the Corporation; (iv) certain other communications from the Corporation to its shareholders; and (v) certain internal financial analyses and forecasts for the Corporation prepared by its management. Goldman Sachs also held discussions with members of the senior management of the Corporation regarding the past and current business operations, financial condition, and future prospects of the Corporation. In addition, Goldman Sachs reviewed the reported price and trading activity for the Common Stock, compared certain financial and stock market information for the Corporation with similar information for certain other companies the securities of which are publicly traded, reviewed the financial terms of certain recent business combinations and performed such other studies and analyses as it considered appropriate. Goldman Sachs' opinion was provided for the information and assistance of the Corporation's Board of Directors in connection with its consideration of the Merger Agreement and such opinion does not constitute a recommendation as to how any holder of Common Stock should vote with respect to the Merger.

         Goldman Sachs relied without independent verification upon the accuracy and completeness of all of the financial and other information reviewed by it for purposes of its opinion and Goldman Sachs assumed such accuracy and completeness for purposes of rendering its opinion. In addition, Goldman Sachs has not made an independent evaluation or appraisal of the assets and liabilities of the Corporation or any of its subsidiaries, and Goldman Sachs has not been furnished with any such evaluation or appraisal. Goldman Sachs was aware that the Second Bidder made a proposal to acquire all of the outstanding shares of Common Stock using a formula based price contingent on the bids submitted by others (contrary to the Special Committee's stated position that the Special Committee would consider only fixed price final bids) that viewed in the light most favorable to the Second Bidder amounted to $47.01 per share of Common Stock and that the Special Committee determined to recommend entering into the Merger Agreement after taking into account the relative uncertainties and timing of the two offers.

         The following is a summary of certain of the financial analyses used by Goldman Sachs in connection with providing its opinion to the Corporation's Board of Directors on February 19, 1997.

         (i) Selected Companies Analysis. Goldman Sachs reviewed and compared certain financial information relating to the Corporation to corresponding financial information, ratios and public market multiples for five publicly traded bonded fiber/cigarette components manufacturing companies (the "Selected Bonded Fiber Companies"), six publicly traded plastic products manufacturing companies (the "Selected Plastic Products Companies"), four publicly traded flexible packaging manufacturing companies (the "Selected Flexible Packaging Companies") and two other publicly traded companies ("Other Selected Companies," together with the Selected Bonded Fiber Companies, the Selected Plastic Products Companies and the Selected Flexible Packaging Companies, the "Selected Companies"). The Selected Bonded Fiber Companies were: P.H. Glatfelter Co., DIMON Incorporated, Schweitzer-Maudit International, Inc., Standard Commercial Corp. and Universal Corporation. The Selected Plastic Products Companies were:
                  Furon, O'Sullivan Corp., Park-Ohio Industries, Inc., Spartech Corp., Tuscarora Inc. and Uniflex, Inc. The Selected Flexible Packaging Companies were: Applied Extrusion Technologies, Inc., Bemis Company, Inc., Sealright Co., Inc. and Winpack Ltd. The Other Selected Companies were: Bunzl plc and Baumgartner Papiers S.A. The Selected Companies were chosen because they are publicly-traded companies with operations that for purposes of analysis may be considered similar to the various operations conducted by the Corporation. Goldman Sachs calculated and compared various financial multiples and ratios. The multiples of the Corporation were calculated using a price of $42.25 per share of Common Stock, the closing price of the Common Stock on the Nasdaq National Market on February 14, 1997, and the multiples and ratios for the Corporation were based on information provided by the Corporation's management. The multiples for each of the Selected Companies were calculated using closing market prices for such companies on February 14, 1997, and except as may be set forth below, the multiples and ratios for each of the Selected Companies were based on the most recently publicly available information.

                  With respect to the Selected Companies, Goldman Sachs considered, among other multiples and ratios, (i) levered market capitalization (i.e., market value of common equity plus book value of debt and preferred stock less cash) as a multiple of the latest twelve months ("LTM") earnings before interest, taxes, depreciation and amortization ("EBITDA") (the "LTM EBITDA Multiple");


                  (ii) price-to-earnings ratios for 1997 (the "1997 P/E Ratios") (based on Institutional Broker Estimate System ("IBES") estimates as of February 14, 1997) and for 1998 (the "1998 P/E Ratios") (based on IBES estimates as of February 14, 1997 (except for Tuscarora Inc., which was calculated using IBES estimates for 1997 and the IBES estimated five year growth rate, in each case, as of February 14, 1997)) for the Selected Companies (in each case, calendarized to December (except for Spartech Corp., which was calendarized to October)); (iii) LTM earnings before interest and taxes ("EBIT") margins (the "LTM EBIT Margins"); and (iv) the historical earnings per share ("EPS") compound annual growth rate ("CAGR") (the "Historical EPS CAGR") based on IBES estimates of five year EPS CAGR ending the 1995 fiscal year for each of the Selected Companies. IBES is a data service which monitors and publishes a compilation of earnings estimates produced by selected research analysts on companies of interest to investors.

                  Goldman Sachs's analyses of the Selected Companies indicated that (a) LTM EBITDA Multiples ranged from 6.0x to 13.9x for the Selected Bonded Fiber Companies with a mean of 8.9x, from 5.8x to 9.1x for the Selected Plastic Products Companies with a mean of 6.8x, from 7.2x to 10.1x for the Selected Flexible Packaging Companies with a mean of 7.7x, and from 6.0x to 8.9x for the Other Selected Companies with a mean of 7.4x, compared with an LTM EBITDA Multiple of 4.8x for the Corporation; (b) 1997 P/E Ratios ranged from 11.4x to 13.6x for the Selected Bonded Fiber Companies with a mean of 12.3x, from 10.5x to 18.9x for the Selected Plastic Products Companies with a mean of 13.7x, from 13.3x to 32.0x for the Selected Flexible Packaging Companies with a mean of 20.5x, was 12.0x for Other Selected Companies (only available data point), and was 22.5x for the S&P 400 Index, compared with 1997 P/E Ratios of 11.9x for the Corporation; (c) 1998 P/E Ratios ranged from 9.0x to 11.7x for the Selected Bonded Fiber Companies with a mean of 10.3x, from 8.6x to 15.1x for the Selected Plastic Products Companies with a mean of 11.5x, from 10.8x to 17.1x for the Selected Flexible Packaging Companies with a mean of 14.2x, was 11.4x for the Other Selected Companies (only available data point), and was 21.6x for the S&P 400 Index, compared to 1998 P/E Ratios of 10.5x for the Corporation; (d) LTM EBIT Margins ranged from 1.8% to 19.2% for the Selected Bonded Fiber Companies with a mean of 10.5%, from 6.5% to 16.6% for the Selected Plastic Products Companies with a mean of 9.7%, from 2.4% to 11.5% for the Selected Flexible Packaging Companies with a mean of 8.0%, and from 3.3% to 6.4% for the Other Selected Companies with a mean of 4.9%, compared with a LTM EBIT Margin of 9.2% for the Corporation; and (e) Historical EPS CAGR was 22.8% for the Selected Bonded Fiber Companies (only meaningful data point), ranged from 22.8% to 94.6% for the Selected Plastic Products Companies with a mean of 48.7%, from 17.5% to 42.9% for the Flexible Packaging Companies with a mean of 26.5%, and was 6.0% for the Other Selected Companies (only available data point), compared with a Historical EPS CAGR of 5.6% for the Corporation.

         (ii) Discounted Cash Flow Analysis. Goldman Sachs performed a discounted cash flow analysis using the financial projections provided by the Corporation's management and assuming a range of discount rates and terminal values. Using a discounted cash flow analysis, Goldman Sachs estimated the present value of the future free cash flows (EBITDA minus taxes (assuming the Corporation had no interest income or expense), capital expenditures and changes in working capital) set forth in the Corporation's management projections. Goldman Sachs calculated a net present value of free cash flows for the years 1997 through 2005 using discount rates ranging from 10% to 15%. Goldman Sachs calculated the terminal values in the year 2005 of the Corporation's future free cash flows based on multiples ranging from 4.0x EBITDA to 9.0x EBITDA. These terminal values were then discounted to present value using discount rates ranging from 10% to 15%. Using the discounted cash flow methodology described above and the projections of the Corporation's management of future cash flow, the implied enterprise value of the Corporation ranged from $94.8 million dollars to $221.1 million dollars. Taking into account the Corporation's net debt and the costs of exercise of all outstanding stock options, the implied equity values per fully diluted share ranged from $23.26 to $54.25.

         (iii) Selected Transactions Analysis. Goldman Sachs analyzed certain information relating to twenty seven selected transactions in the tobacco, paper and plastic industries since January 1, 1993 in which the total value of the transaction, measured by the enterprise value of the transaction, ranged from $50 million dollars to $250 million dollars (the "Selected Transactions"). Such analysis indicated that for the Selected Transactions (i) the enterprise value of the transaction as a multiple of LTM sales ranged from 0.4x to 5.3x, as compared to 0.72x for the enterprise value of the Corporation (based on the Corporation's 1996 sales), and (ii) the enterprise value of the transaction as a multiple of LTM EBIT ranged from 4.4x to 37.4x, as compared to 7.8x for the total enterprise value of the Corporation (based on the Corporation's 1996 EBIT) (in each case, based on the $46.52 per share of Common Stock in cash to be received by holders of Common Stock pursuant to the Merger).

         (iv) Historical Stock Trading Analysis and Indexed Price Histories. Goldman Sachs reviewed the historical closing prices and trading volumes for the Common Stock, separately and in comparisons to the S&P 400 Index, an index comprised of Selected Plastic Products Companies (the "Plastic Products Index") and an index comprised of certain selected bonded fiber companies (P.H. Glatfelter Co., DIMON Incorporated (formerly Dibrell Brothers), Schweizer-Maudit International, Inc. and Universal Corporation collectively, the "Bonded Fiber Index"), for the last one year (daily, for a period from February 14, 1996 to February 14, 1997), the last three years (weekly, for a period from February 18, 1994 to February 14,
                  1997), and the last five years (monthly, for a period from January 31, 1992 to January 31, 1997). Such analyses indicated that: the stock price increase for the last one year for the Corporation, the S&P 400 Index, the Plastic Products Index and the Bonded Fiber Index were 24.3%, 22.5%, 13.9% and 12.6%, respectively; the stock price increase for the last three years for the Corporation, the S&P 400 Index, the Plastic Products Index and the Bonded Fiber Index were 45.7%, 71.8%, 52.1% and 28.3%, respectively; and the stock price increase for the last five years for the Corporation, the S&P 400 Index and the Plastic Products Index were 62.4%, 90.1% and 398.5%, respectively, and the stock price decrease for the last five years for the Bonded Fiber Index was (12.4%).

         (v) Analysis at Transaction Price. Goldman Sachs prepared a financial analysis of the Merger and calculated various financial multiples assuming that (i) the price per share of Common Stock is $46.52 per share (cash consideration to be received by holders of Common Stock in the Merger), (ii) the fully diluted equity value of the Corporation is $189.6 million dollars, and (iii) the enterprise value (equity value, plus debt minus cash and cash equivalents) of the Corporation is $139.1 million dollars. Goldman Sachs calculated multiples of the enterprise value of the Corporation to: (i) sales,
                  (ii) EBITDA and (iii) EBIT, for 1996 based on actual 1996 data provided by the Corporation and for 1997 and 1998 based on information and projections from the Corporation's management. This analysis indicated that the multiples of (i) 1996 sales, 1997 estimated sales and 1998 estimated sales were 0.72x, 0.69x and 0.67x, respectively, (ii) 1996 EBITDA, 1997 estimated EBITDA and 1998 estimated EBITDA were 5.9x, 5.4x and 4.8x, respectively, and (iii) 1996 EBIT, 1997 estimated EBIT and 1998 estimated EBIT were 7.8x, 7.0x and 6.1x, respectively. In addition, Goldman Sachs calculated multiples of the fully diluted equity value of the Corporation to net income. This analysis indicated that the multiples of 1996 net income, 1997 estimated net income and 1998 estimated net income were 15.2x, 13.7x and 12.3x, respectively.

         The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. Selecting portions of the analyses or of the summary set forth above, without considering the analyses as a whole, could create an incomplete view of the processes underlying Goldman Sachs' opinion. In arriving at its fairness determination, Goldman Sachs considered the results of all such analyses. No company or transaction used in the above analyses as a comparison is directly comparable to the Corporation or the contemplated transaction. The analyses were prepared solely for purposes of Goldman Sachs' providing its opinion to the Corporation's Board of Directors as to the fairness, as of February 19, 1997, of the $46.52 per share of Common Stock in cash to be received by the holders, excluding Holdings and its subsidiaries, of the Common Stock pursuant to the Merger Agreement to such holders of Common Stock and do not purport to be appraisals or necessarily reflect the prices at which businesses or securities actually may be sold. Analyses based upon forecasts of future results are not necessarily indicative of actual future results, which may be significantly more or less favorable than suggested by such analyses. Because such analyses are inherently subject to uncertainty, being based upon numerous factors or events beyond the control of the Corporation or its advisors, neither the Corporation, Goldman Sachs nor any other person assumes responsibility if future results are materially different from those forecast. As described above, Goldman Sachs' opinion to the Board of Directors of the Corporation was one of many factors taken into consideration by the Corporation's Board of Directors in making its determination to approve the Merger Agreement. The foregoing summary does not purport to be a complete description of the analysis performed by Goldman Sachs and is qualified by reference to the written opinion of Goldman Sachs set forth in Annex III hereto.

         Goldman Sachs, as part of its investment banking business, is continually engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, competitive biddings, secondary distributions of listed and unlisted securities, private placements, and valuations for estate, corporate and other purposes. The Corporation selected Goldman Sachs as its financial advisor because it is a nationally recognized investment banking firm that has substantial experience in transactions similar to the Merger. Goldman Sachs is familiar with the Corporation having acted as its financial advisor in connection with, and having participated in certain of the negotiations leading to, the Merger Agreement.

         Pursuant to a letter agreement dated June 28, 1996 (the "Engagement Letter"), the Corporation engaged Goldman Sachs to act as its financial advisor in connection with the possible sale of all or a portion of the Corporation. Pursuant to the terms of the Engagement Letter, the Corporation has agreed to pay Goldman Sachs upon the purchase of 50% or more of the outstanding Common Stock or the assets (based on the book value thereof) of the Corporation (a "Sale of the Corporation") in one or a series of transactions, including, but not limited to, private or open market purchases of stock, a tender offer, a merger or a sale by the Corporation of its stock or assets, a transaction fee of 1.5% of the Aggregate Consideration (as defined in the Engagement Letter) in such transactions. Such a fee (a "Transaction Fee") will be paid upon consummation of a Sale of the Corporation. Pursuant to the terms of the Engagement Letter, the Corporation paid Goldman Sachs an advisory fee of $100,000, which will be applied against the Transaction Fee. In addition, pursuant to a letter agreement dated January 30, 1996, the Corporation engaged Goldman Sachs to act as its financial advisor to assist the Corporation in its analysis and consideration of various financial alternatives available to it, and such other matters agreed upon during the course of Goldman Sachs' engagement. Pursuant to the terms of the January 30, 1996 letter agreement, the Corporation paid Goldman Sachs an advisory fee of $100,000, which will be applied against the Transaction Fee. The Corporation has agreed to reimburse Goldman Sachs for reasonable out-of-pocket expenses, including fees and disbursements for Goldman Sachs' attorneys, plus any sales, use or similar taxes (including additions to such taxes, if any) arising in connection with such matters referred to in the Engagement Letter. The Corporation has agreed to indemnify Goldman Sachs against certain liabilities, including certain liabilities under the federal securities law.

         A copy of the written materials provided by Goldman Sachs and distributed to the Board of Directors at the meeting of the Board of Directors held on February 19, 1997 has been filed as an exhibit to the Schedule 13E-3 filed with the SEC by Holdings, Parent Corp., Merger Subsidiary and the Corporation with respect to the Merger, and is available for inspection and copying at the principal executive offices of the Corporation during its regular business hours by any shareholder or any representative of a shareholder who has been so designated in writing. A copy of such materials shall be provided to any shareholder or any representative of a shareholder who has been so designated in writing upon written request and at the expense of the requesting shareholder or representative.


Conduct of Business After the  Merger

         In connection with the Merger, the Fibers Business Assets will be sold to Bunzl plc, and will thus no longer be part of the business of the Surviving Corporation. After the Merger, the Surviving Corporation will own the plastics business that it currently operates, which will be continued under Holdings' ownership in substantially the manner in which it is currently conducted. Pursuant to the Merger Agreement, the directors and officers of Merger Subsidiary will become the directors and officers of the Surviving Corporation upon consummation of the Merger. Mr. Kight and Mrs. Bunzl are the sole directors and officers of Merger Subsidiary, and they will thus become the initial directors and officers of the Surviving Corporation upon consummation of the Merger. See "Information Concerning Holdings, Parent Corp. and Merger Subsidiary and their Directors, Members and Executive Officers." Following the Merger, Holdings intends to retain the principal executive officers of the Corporation in their current capacities, except for John L. Morgan, who will retire and serve as a consultant to Bunzl plc, and Randall L. Hagan, who will become an employee of a subsidiary of Bunzl plc.

         Except as described above, neither Holdings nor Parent Corp. has any present intention to sell any material portion of the Common Stock or any material portion of the business or assets of the Surviving Corporation, or any present plans or proposals that would result in an extraordinary corporate transaction such as a merger, reorganization, liquidation, relocation of operations or sale or transfer of assets involving the Surviving Corporation, or any of its subsidiaries, or any material changes in the Surviving Corporation's corporate structure, business or composition of its management.

         Merger Subsidiary will incur significant debt in connection with the consummation of the Merger pursuant to a bank credit facility, which debt will become an obligation of the Surviving Corporation. As a result, the Surviving Corporation's practice of paying regular dividends will be discontinued, and instead any dividends or other distributions to Parent Corp., as the sole shareholder of the Surviving Corporation, will be made only when deemed appropriate by the Board of Directors of the Corporation.

         If the Merger is consummated, the current shareholders of the Corporation, other than Holdings and its affiliates, will no longer have an equity interest in the Surviving Corporation and, therefore, will not share in its future earnings and growth. Instead, each shareholder will have the right to receive $46.52 in cash per share of Common Stock.

         As a result of the Merger, the Surviving Corporation will become an indirect wholly-owned subsidiary of Holdings. The Common Stock will be delisted from The Nasdaq Stock Market, the registration of the Common Stock under the Exchange Act will terminate and the Surviving Corporation will be relieved of the obligation to comply with the proxy rules of Regulation 14A under Section 14 of the Exchange Act, and its officers, directors and beneficial owners of more than 10% of the Common Stock will be relieved of the reporting requirements and restrictions on insider trading under Section 16 of the Exchange Act. Further, the Surviving Corporation will no longer be subject to the reporting requirements of the Exchange Act, and will not be required to file, among other things, quarterly reports on Form 10-Q and annual reports on Form 10-K. Accordingly, substantially less information will be required to be made publicly available about the Surviving Corporation than is currently the case.

         Immediately after the Merger, all of the then outstanding Common Stock will be owned beneficially by Holdings. Accordingly, Holdings' indirect interest in the assets and liabilities of the Surviving Corporation, including the net book value and net earnings of the Surviving Corporation, will increase, upon effectiveness of the Merger, from 27.8% to 100%.

Certain Tax Consequences of the Merger

         The disposition of shares of Common Stock in the Merger will be a taxable transaction to the holders of Common Stock for federal income tax purposes and may also be a taxable transaction under applicable state, local, foreign or other tax laws. Generally, a shareholder will recognize gain or loss for such purposes equal to the difference between the tax basis for the shareholder's shares of Common Stock and the amount of Merger Consideration payable for such shares. For federal income tax purposes, such gain or loss generally will be a capital gain or loss if the shares of Common Stock are a capital asset in the hands of the shareholder, and capital gain or loss will be long-term if the shareholder's holding period is more than one year as of the Effective Time. There are limitations on the deductibility of capital losses.

         The summary of tax consequences set forth above is for general information only. The tax treatment of each shareholder will depend in part upon his or her particular situation. Special tax consequences not described herein may be applicable to particular classes of taxpayers, such as financial institutions, broker-dealers, persons who are not citizens or residents of the United States, shareholders who acquired the shares of Common Stock through the exercise of Stock Options or otherwise as compensation and persons who received payments in respect of Stock Options and Performance Shares (as hereinafter defined). ALL SHAREHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISORS AS TO THE PARTICULAR TAX CONSEQUENCES OF THE MERGER TO THEM, INCLUDING THE APPLICABILITY AND EFFECT OF ANY STATE, LOCAL AND FOREIGN LAWS.

No Dissenters' Rights

         Under the Virginia Act, the shareholders of the Corporation, whether or not they vote at the Annual Meeting, will not be entitled to dissenters' rights and will be bound by the terms of the Merger Agreement if the Merger is consummated.

Anticipated Accounting Treatment

         The Merger will be accounted for by Holdings as a "purchase" for accounting and financial reporting purposes. Under this method of accounting, the purchase price will be allocated to assets acquired and liabilities assumed based on their estimated fair values at the Effective Time.

Financing of the Merger

         The total amount of funds necessary for payment of the Merger Consideration and estimated fees and expenses payable by Holdings, Parent Corp. and Merger Subsidiary will be approximately $_____ million. The financing for these payments will originate from three sources. Merger Subsidiary plans to borrow a portion of the funds and has received a commitment dated February 19, 1997, from Wachovia Bank of Georgia, N.A., and Wachovia Bank of North Carolina, N.A., for a $50,000,000 term loan and revolving credit facility, which is composed of a $30,000,000 five-year revolving credit facility and a $20,000,000 five-year amortizing term loan. Second, immediately following with the Merger, FIL Acquisition Corp. will purchase the Fibers Business Assets for $72,450,000, subject to adjustment. Finally, a portion of the cash and investment securities of the Corporation as of the Closing will be used as consideration in the Merger.

         The Wachovia credit facility will be secured by a first lien on substantially all of the assets of the Surviving Corporation and its subsidiaries. Interest on borrowings under the credit facility will bear interest at an adjustable

LIBOR-based rate following the Merger. Holdings anticipates that all borrowings under the credit facility will be repaid from the cash flow of the Surviving Corporation over a period of time following the Merger.

Expenses of the Merger

         The following is an estimate of the costs and expenses incurred or expected to be incurred in connection with the Merger:



         SEC Filing Fees ................................. $
         Legal Fees and Expenses(1).......................
         Investment Banking Fees and Expenses(2)..........
         Printing and Mailing.............................
         Accounting Fees and Expenses(3)..................
         Banking Fees and Expenses........................
         Miscellaneous....................................  _______

                                                           $-------

             (1) Includes fees of counsel for the Corporation, Holdings, Parent Corp. and Merger Subsidiary.

             (2) Includes fees of Goldman Sachs, financial advisor to the Corporation, and First Union Capital Markets Corp., financial advisor to Holdings. See " -- Opinion of Financial Advisor."

             (3) Includes fees of Coopers & Lybrand LLP, independent accountants for the Corporation, and Ernst & Young LLP, advisor to Holdings.

         The Merger Agreement provides that all costs and expenses incurred in connection with the Merger Agreement and the Merger will be paid by the party incurring the expense. However, the Merger Agreement provides that, under certain circumstances, the Corporation will reimburse Holdings for certain expenses. See "The Merger -- Terms of the Merger -- Termination."

Interests of Certain Persons in the Merger

         General. In addition to (i) shares of Common Stock held by directors and executive officers of the Corporation, for which they will receive the same consideration as other shareholders of the Corporation, and (ii) Stock Options granted pursuant to certain Corporation compensation plans, which will be treated as described under "-- General," certain employees of the Corporation and its subsidiaries are parties to agreements with the Corporation pursuant to which significant payments and other benefits may be provided to such persons.

         John L. Morgan's Separation from Service Agreement. On February 12, 1997, the Corporation and John L. Morgan, the Chairman of the Corporation, entered into a separation from service agreement whereby Mr. Morgan agreed to resign from all of his positions with the Corporation and its subsidiaries as of the Effective Time in exchange for a severance benefit of $800,000 and continued participation in the Corporation's health insurance plan until December 31, 1999, subject to certain conditions. The Corporation has agreed to reimburse Mr. Morgan to the extent that he is subject to any excise tax under Section 4999 of the Internal Revenue Code of 1986, as amended (the "Code") and in an amount sufficient to pay the excise, income and employment taxes on such reimbursement.

         John L. Morgan's Consulting and Noncompetition Agreement. Prior to the Merger, a subsidiary of Bunzl plc ("Bunzl Subsidiary") and John L. Morgan will enter into a Consulting and Noncompetition Agreement (the "Morgan Consulting Agreement") whereby Mr. Morgan will agree (i) to serve as a consultant to Bunzl

Subsidiary for a period of two years and (ii) not to compete with Bunzl Subsidiary or any of its subsidiaries or affiliates in the bonded fibers business for a period of three years. Bunzl Subsidiary will pay Mr. Morgan a consulting fee of $200,000 per year and a one-time noncompetition payment of $400,000.

         L.C. Drozeski, Jr.'s Severance Benefits Agreement. On _______________, 1997, the Corporation and L.C. Drozeski, Jr., the President of the Corporation, entered into a severance benefits agreement (the "Drozeski Agreement") to encourage Mr. Drozeski to remain with the Corporation during the transition period with respect to the ownership of the Corporation and to prevent Mr. Drozeski from being distracted from his operating responsibilities during such period. Mr. Drozeski will be entitled to the severance benefits described below if he terminates his employment for Good Reason (as hereinafter defined) or if his employment is terminated by the Corporation without Cause (as hereinafter defined) within three years of the anniversary of the Effective Time.

         The severance benefit will be equal to two times the sum of (i) Mr. Drozeski's base salary in effect on the date of the severance benefits agreement and (ii) his most recent bonus payment. The Corporation has agreed to reimburse Mr. Drozeski to the extent that he is subject to any excise tax under Section 4999 of the Code and in an amount sufficient to pay the excise, income and employment taxes on such reimbursement.

         Cause is defined in the Drozeski Agreement as (i) willful and continuing neglect by Mr. Drozeski of his duties to the Corporation; or (ii) his conviction of a felony (including the theft, larceny or embezzlement of the Corporation's tangible or intangible property). Good Reason is defined in the Drozeski Agreement as any of the following occurrences: [(i) the failure of Holdings to deliver to Mr. Drozeski on or before March 31, 1997, an agreement acceptable to him in his reasonable discretion, providing for his employment after consummation of the Merger as President and Chief Executive Officer of the Corporation;] (ii) the failure of Mr. Drozeski to receive salary increases, bonuses and incentive awards that he received in prior years; (iii) the reduction of his compensation or employment benefits; (iv) the failure of the Board of Directors of the Corporation to elect and reelect Mr. Drozeski as President and Chief Executive Officer of the Corporation, or the diminishing of his status, office, working conditions or management responsibilities; (v) a change in his place of employment in any way without his consent; (vi) a direction by the Board of Directors to perform an act or refrain from acting which act or omission would be illegal, unethical or a violation of the Corporation's policy or standards; or (vii) the failure of the Corporation to obtain an agreement, satisfactory to Mr. Drozeski, from any successor employer to assume and agree to provide the severance benefit and other payments described in the Drozeski Agreement.

         Holdings and Mr. Drozeski have advised the Corporation that Holdings has expressed to Mr. Drozeski its desire that he become the chief executive officer of the Corporation after the Merger. Holdings and Mr. Drozeski have further advised the Corporation that Mr. Drozeski and Holdings have discussed the terms of a post-Merger employment arrangement in some detail, and have reached an agreement in principle on most of the specific terms of such an arrangement, including term of contract and base salary and annual bonus provisions. Holdings and Mr. Drozeski have advised, however, that Mr. Drozeski and Holdings have not yet reached agreement on a definitive contract of employment and there is no assurance any such agreement will be reached. Holdings and Mr. Drozeski have further advised the Corporation that Mr. Drozeski and Holdings both contemplate that any new employment arrangement, if agreed upon, will replace the existing severance arrangement for Mr. Drozeski described above.

         Stay Bonus and Severance Benefit Letters. On November 7, 1996, eighteen employees of the Corporation received Stay Bonus and Severance Benefit Letters to encourage such employees to remain with the Corporation during the transition period with respect to the ownership of the Corporation and to prevent such employees from being distracted from their operating responsibilities during such period. Each such employee will receive a stay bonus equal to 50% of his or her salary as of the Control Change Date (as defined below) if (i) he or she continues to work for the Corporation or one of its affiliates until the second anniversary of the Control Change Date, (ii) his or her employment with the Corporation or one of its affiliates is terminated without Cause (as defined below) before the second anniversary of the Control Change Date or (iii) he or she resigns from employment with the

Corporation and its affiliates with Good Reason (as defined below) before the second anniversary of the Control Change Date.

         Each such employee will receive a severance benefit equal to 100% of his or her base pay as in effect on the date he or she terminates employment or the Control Change Date, whichever amount is larger, if (i) his or her employment with the Corporation and its affiliates is terminated without Cause before the third anniversary of the Control Change Date or (ii) he or she resigns from the Corporation and its affiliates with Good Reason before the third anniversary of the Control Change Date.


         On November 7, 1996, thirty-one employees of the Corporation received Severance Benefit Letters to encourage such employees to remain with the Corporation during the transition period with respect to the ownership of the Corporation and to prevent such employees from being distracted from their operating responsibilities during such period. Each such employee will receive a severance benefit equal to 100% of his or her base pay as in effect on the date he or she terminates employment or the Control Change Date, whichever amount is larger, if (i) his or her employment with the Corporation and its affiliates is terminated without Cause before the second anniversary of the Control Change Date or (ii) he or she resigns from the Corporation and its affiliates with Good Reason before the second anniversary of the Control Change Date.

         Cause means such employee's willful and continuing neglect of his or her duties to the Corporation or the conviction of such employee of a felony (including the theft, larceny or embezzlement of the Corporation's tangible or intangible property). Change in Control means, among other things, the consummation of the Merger. Control Change Date means the date that a Change in Control occurs. Good Reason means the occurrence of one or more of the following: (i) such employee does not receive salary increases or bonuses comparable to the salary increases or bonuses that such employee received in prior years, (ii) such employee's salary or bonus is reduced, (iii) such employee's status, title, office, working conditions or management responsibilities are significantly diminished, (iv) such employee's place of employment is changed by more than 35 miles without such employee's consent, (v) the Corporation's President or Board of Directors directs that such employee perform an act or refrain from acting if such act or omission would be illegal, unethical or a violation of the Corporation's policy or standards or (vi) the failure of any successor employer to enter into an agreement, satisfactory to such employee, to assume and agree to provide the benefits described in the American Filtrona Corporation Severance Pay Plan and/or the American Filtrona Corporation Severance Benefit Plan, as appropriate.

                                   THE MERGER

Effective Time of the Merger

         On the Closing Date (or such later date or time as the parties shall agree), the parties to the Merger Agreement shall cause the Articles of Merger to be executed, delivered and filed with the Virginia Commission. The Effective Time for the Merger shall be upon the issuance of a Certificate of Merger by the Virginia Commission or such later time as is specified in the Articles of Merger pursuant to the Virginia Act. See "-- Terms of the Merger - Conditions to the Merger."

Payment for Shares of Common Stock

         As a result of the Merger, holders of certificates formerly representing shares of Common Stock other than Holdings and its subsidiaries (the "Certificates") will cease to have any equity interest in the Surviving Corporation. After consummation of the Merger all Certificates will be required to be surrendered to the Exchange Agent in order to receive the Merger Consideration to which holders thereof will be entitled as a result of the Merger. No interest will be paid or accrued on the cash payable upon the surrender of such certificates.

         Detailed instructions with regard to the surrender of Certificates, together with a letter of transmittal, will be forwarded by the Exchange Agent to holders of Certificates promptly following the Effective Time. HOLDERS OF SHARES OF COMMON STOCK SHOULD NOT SUBMIT THEIR CERTIFICATES TO THE EXCHANGE AGENT UNTIL THEY HAVE RECEIVED SUCH MATERIALS. Upon surrender of the Certificates and other required documents to the Exchange Agent, the Exchange Agent, promptly following its receipt of the Certificates, will distribute the Merger Consideration (subject to applicable withholding taxes) for each share represented by such Certificates to the holder thereof.

         If any portion of the Merger Consideration to be received upon exchange of an outstanding Certificate or Certificates is to be paid to a person other than the person in whose name the Certificate surrendered and exchanged therefor is registered, it shall be a condition of such payment that the Certificate so surrendered shall be properly endorsed or otherwise in proper form for transfer and that the person requesting such exchange shall pay in advance any transfer or other taxes required by reason of the issuance of a check representing cash to such other person, or establish to the reasonable satisfaction of the Exchange Agent that such tax has been paid or that no such tax is applicable.

No Solicitation; Fiduciary Duties

         The Merger Agreement provides that neither the Corporation nor its officers, directors or agents may solicit or encourage, in any manner, including by way of furnishing information, any merger, acquisition or takeover proposal or offer for the Corporation or its shares or any significant portion of its assets or businesses, however structured or to be effected, unless the Board of Directors of the Corporation concludes in good faith, after receiving the advice of its counsel, that the failure to take such action would violate the fiduciary obligations of the directors of the Corporation under applicable law.

Government and Regulatory Approvals and Filings

         The consummation of the Merger is subject to the satisfaction of certain conditions in the Fibers Sale Agreement, one of which is the expiration or early termination of the relevant waiting period under the HSR Act as it applies to the sale of the Fibers Business Assets by Merger Subsidiary to FIL Acquisition Corp. The parties have agreed to make and cause their respective subsidiaries to make all necessary filings, as soon as practicable, including, without limitation, those required under the HSR Act in order to facilitate prompt consummation of the Merger and the other transactions contemplated by the Merger Agreement.

         On April 4, 1997, the relevant waiting period under the HSR Act with respect to the sale of the Fibers Business Assets by Merger Subsidiary to FIL Acquisition Corp. was terminated by the Federal Trade Commission.

Terms of the Merger

         The terms of the Merger are set forth in the Merger Agreement that appears as Annex I to this Proxy Statement, and the description of the Merger Agreement contained herein is qualified in its entirety by reference to the Merger Agreement. Shareholders are urged to review the Merger Agreement carefully.

         General. The Merger Agreement sets forth the terms and conditions upon which the Merger is to be effected. The Merger is contingent upon the approval of the Merger Agreement and the Plan of Merger by the holders of more than two-thirds of the outstanding shares of Common Stock at the Annual Meeting and the satisfaction or waiver of the other conditions to the obligations of the parties.

         At the Effective Time, Merger Subsidiary will merge with and into the Corporation. The Corporation will be the Surviving Corporation in the Merger. Pursuant to the Merger, each share of Common Stock issued and outstanding at the Effective Time will be canceled and converted automatically into the right to receive the Merger

Consideration, other than shares owned by Holdings and its affiliates (which will continue to represent the same number of validly issued, fully paid and nonassessable shares of Common Stock of the Surviving Corporation). As a result of the Merger, shareholders of the Corporation (other than Holdings and its affiliates) will cease to have an equity interest in, or possess rights as shareholders of, the Corporation.

         Amendment, Extension, Waiver. Subject to the applicable provisions of the Virginia Act at any time prior to the Effective Time, the parties may modify or amend the Merger Agreement by action of the respective Boards of Directors of the Corporation, Parent Corp. and Merger Subsidiary and the Managers of Holdings. However, after approval of the Merger Agreement and the Plan of Merger by the shareholders of the Corporation at the Annual Meeting, no amendment shall be made that, under applicable law, requires the approval of such shareholders unless such further shareholder approval shall have been obtained. The Merger Agreement may not be amended unilaterally by any party.

         At any time prior to the Effective Time, the parties may waive (i) any inaccuracies in the representations and warranties of the other parties contained in the Merger Agreement or in any document delivered pursuant to the Merger Agreement or (ii) compliance with any of the agreements or conditions of the other parties contained in the Merger Agreement, other than the obligations of each party set forth in the following paragraph and the requirement that certain consents of governmental entities be obtained.

         Conditions to the Merger. The respective obligations of each party to consummate the Merger are subject to the satisfaction or, where permissible, waiver of the following conditions: (i) approval of the Merger Agreement and the Plan of Merger by the requisite vote of the Corporation's shareholders; (ii) expiration or early termination of all applicable waiting periods under the HSR Act; (iii) the absence of any pending or threatened proceedings by the Securities and Exchange Commission (the "SEC") under the proxy rules or Rule 13e-3 of the SEC and with respect to the Merger; and (iv) the absence of (A) any injunction, order, judgment, decree, law or regulation that would be violated by the Merger with respect to the parties to the Merger Agreement or their respective officers, managers or directors and (B) any pending or threatened suit or proceeding that seeks to (1) prohibit, restrict or delay consummation of the Merger or to limit in any material respect the right of Holdings to control any material aspect of the business of Holdings and its subsidiaries or the Corporation and its subsidiaries after the Effective Time, or (2) to subject Holdings or the Corporation or their respective directors, managers or officers to material liability on the ground that it or they have breached any law or regulation or otherwise acted improperly in relation to the Merger; provided, however, that in the case of any action, suit or proceeding instituted by a person other than a governmental entity, such action, suit or proceeding has a substantial likelihood of success in the opinion of legal counsel for the party invoking this provision.

         The obligations of Holdings to consummate the Merger are also subject to the satisfaction or waiver of the following conditions: (i) receipt of all material consents and authorizations for which the Corporation is responsible that are required in connection with the Merger Agreement and the Merger; (ii) the material accuracy of the representations and warranties contained in the Merger Agreement, and the performance or compliance in all material respects of or with the agreements and covenants that are to be performed or complied with at or prior to the Closing Date made by the Corporation in the Merger Agreement;
(iii) receipt of certain accountant's letters, transfer agent's certificates, legal opinions, confirmations and closing certificates from the Corporation and its advisors; (iv) receipt of the written resignations of the directors of the Corporation, to the extent requested by Holdings; (v) the satisfaction of certain financing conditions beyond the control of Merger Subsidiary and its affiliates; (vi) the satisfaction of the conditions to the Fibers Sale Agreement that are not within the control of Holdings and its affiliates; and (vii) the receipt of (A) the Morgan Consulting Agreement and (B) a severance agreement executed by the Corporation and Mr. Morgan providing for the termination of Mr. Morgan's employment with the Corporation upon the terms and conditions described in "Special Factors - Interests of Certain Persons in the Merger - John L. Morgan's Separation from Service Agreement."

         The obligations of the Corporation to consummate the Merger are also subject to the satisfaction or waiver of the following conditions: (i) receipt of all material consents and authorizations for which Holdings, Parent Corp. and Merger Subsidiary are responsible that are required in connection with the Merger Agreement and the Merger; (ii) the material accuracy of the representations and warranties contained in the Merger Agreement and the performance or compliance in all material respects of or with the agreements and covenants that are to be performed or complied with at or prior to the Closing Date made by Holdings, Parent Corp. or Merger Subsidiary in the Merger Agreement; (iii) receipt of certain legal opinions, confirmations and closing certificates from Holdings and its advisors; (iv) satisfaction of all conditions to the Fibers Sale Agreement and the availability of the cash consideration payable thereunder at closing to the Surviving Corporation; and (v) the continued applicability of the fairness opinion of Goldman Sachs.

         Conduct of Business Pending the Merger. The Corporation has agreed, pending the Effective Time, to conduct and to cause each of its subsidiaries to conduct, their respective operations in the ordinary and usual course of business and consistent with past practice, and, among other things, to use its reasonable best efforts: (i) to preserve intact its business organization as appropriate in the ordinary course of business consistent with past practice;
(ii) to keep available the services of its officers and employees; and (iii) to maintain satisfactory relationships with licensors, suppliers, distributors, customers and others having business relationships with it. The Corporation has agreed to prepare and file all tax returns, reports, filings and amendments as required and to allow Holdings to review those returns, reports, filings and amendments relating to income taxes prior to the filing thereof. The Agreement also prohibits the Corporation, except as contemplated by the Merger Agreement or consented to in writing by Holdings, from taking certain actions, including, but not limited to, incurring additional debt, assuming or guaranteeing obligations of others, paying dividends in excess of its regular quarterly amounts or making any other special distribution to shareholders, creating liens or disposing of certain assets, making certain capital expenditures and making unusual increases in the compensation of its employees.

         Benefit Plans. Until December 31, 1997, Holdings will maintain all Corporation benefit plans other than the Employee Stock Ownership Plan of American Filtrona Corporation (the "Corporation Benefit Plans") covering employees who continue employment with the Surviving Corporation, with such amendments as may be required by the Code, ERISA or other applicable law or required to carry out certain of Holdings' undertakings set forth in the Merger Agreement.

         Holdings has agreed to use its best efforts to (i) cause FIL Acquisition Corp. to establish and maintain through December 31, 1997, employee benefit plans comparable to the Corporation Benefit Plans for those employees of the Corporation that become employees of FIL Acquisition Corp.; (ii) ensure that any employee welfare plans of FIL Acquisition Corp. credit such employees with any internal limits, deductibles or copayments satisfied by such employees under the Corporation's employee welfare plans; and (iii) cause FIL Acquisition Corp. to offer employment to all of the Corporation's employees in the Fibers Business at the Closing Date.

         Termination. The Merger Agreement may be terminated at any time prior to the Effective Time: (i) by mutual written consent of the Board of Directors of the Corporation and the Managers of Holdings; (ii) by Holdings if (A) any event shall have occurred as a result of which any condition to the obligations of Holdings and Merger Subsidiary set forth in the Merger Agreement is no longer capable of being satisfied; (B) there has been a breach by the Corporation of any representation or warranty contained in the Merger Agreement that would have a material adverse effect on the consolidated financial condition, results of operations or business of the Corporation and its subsidiaries taken as a whole (a "Material Adverse Effect"), or there has been a material breach of a covenant or agreement on the part of the Corporation and the lapse of any applicable cure period; (C) the Corporation (or its Board of Directors) shall have authorized, recommended, proposed or publicly announced its intention to enter into a Competing Transaction that has not been consented to in writing by Holdings; or
(D) the Board of Directors of the Corporation shall have withdrawn or materially modified its authorization, approval or favorable recommendation to the shareholders of the Corporation with respect to the Plan of Merger or the Merger Agreement in a manner adverse to Holdings or shall have failed to make such favorable recommendation; (iii) by the

Corporation if (A) any event shall have occurred as a result of which any condition to the obligations of the Corporation set forth in the Merger Agreement is no longer capable of being satisfied; (B) there has been a breach by Holdings, Parent Corp. or Merger Subsidiary of any representation or warranty that would have or would be reasonably likely to have a material adverse effect on Holdings and its subsidiaries taken as a whole or the ability of Holdings, Parent Corp. or Merger Subsidiary to consummate the Merger, or there has been a material breach of a covenant or agreement on the part of Holdings, Parent Corp. or Merger Subsidiary and the lapse of any applicable cure period; or (C) because of its receipt of a proposal with respect to a Competing Transaction, the Board of Directors concludes, in good faith, after receiving advice of its counsel, that such termination is in the best interests of the Corporation and its shareholders; or (iv) by the Corporation or Holdings if (A) there shall have occurred any general suspension of, or limitation on, trading in securities generally on the Nasdaq Stock Market continuing for a period of fifteen (15) business days, or a declaration of a banking moratorium or any suspension of payments in respect of banks in the United States continuing for a period of fifteen (15) business days; (B) any event shall have occurred as a result of which any condition to the obligations of each party to the Merger Agreement is no longer capable of being satisfied; or (C) the Merger shall not have been consummated by June 30, 1997; provided, however, that, in the case of a termination pursuant to (iv)(B) or (C), the terminating party shall not have breached in any material respect its obligations under the Merger Agreement in any manner that proximately contributed to the failure of any such condition to be satisfied or the failure to consummate the Merger.

         If the Merger Agreement is terminated by the Corporation for the reason described in subsection (iii) (C) above or by Holdings for reasons described in subsections (ii) (C) or (D) above and there exists a Competing Transaction, the Corporation will pay Holdings the Expenses and, if a Competing Transaction is consummated on or before February 28, 1998, the Corporation will pay Holdings the Fee.


                       SALE OF THE FIBERS BUSINESS ASSETS

General

         The following information with respect to the sale of the Fibers Business Assets is qualified in its entirety by reference to the complete text of the Fibers Sale Agreement, a copy of which is included in this Proxy Statement as Annex II. The Fibers Sale Agreement sets forth the terms and conditions upon which the sale of the Fibers Business Assets is to be effected. If all of the conditions to the obligations of the parties to the Fibers Sale Agreement are satisfied or waived, the sale of the Fibers Business Assets will be consummated immediately after the Effective Time (the "Fibers Closing Date").

         In exchange for the Fibers Business Assets, FIL Acquisition Corp., a wholly-owned subsidiary of Bunzl plc, will pay the Surviving Corporation the sum of $72,450,000 (subject to adjustment for certain changes in the working capital and fixed assets of the Fibers Business) and assume the liabilities of the Fibers Business other than (i) any tax liability arising from or with respect to the Fibers Business Assets or the operations of the Fibers Business that is incurred in or is attributable to any tax period prior to the Fibers Closing Date; (ii) except as specified in the Fibers Sale Agreement, any liabilities or obligations relating to employee benefits or compensation arrangements existing on or prior to the Fibers Closing Date related to all employees of the Corporation who are not employed in the Fibers Business; (iii) any liabilities or obligations of the Fibers Business arising from or related to any actual, alleged or asserted damage to human health or to health-related exposures or public health exposures or human safety exposures, in each case related to tobacco-related products manufactured, distributed, sold or delivered by the Corporation on or prior to the Fibers Closing Date for use in the United States;
(iv) any liabilities or obligations relating to any assets other than the Fibers Business Assets; (v) any liabilities and obligations of the Fibers Business arising from or relating to any of its liabilities to Merger Subsidiary, the Corporation or any of their respective affiliates; (vi) any liabilities or obligations arising from any indebtedness incurred on or prior to the Fibers Closing Date or any checks outstanding as of the Fibers Closing Date; (vii) any claims that have been or may be asserted relating to certain litigation in which the Corporation is involved; and (viii) any liability to the Surviving

Corporation in respect of any payments made by the Surviving Corporation either before or after the Fibers Closing Date to any officer of the Fibers Business pursuant to (A) the Articles of Incorporation or Bylaws of the Corporation or
(B) any indemnification agreement between the Corporation and its employees.

Conditions to the Consummation of the Sale of the Fibers Business Assets

         The obligations of FIL Acquisition Corp. and Surviving Corporation to consummate the sale of the Fibers Business Assets are subject to the satisfaction of the following conditions: (i) the expiration or termination of any applicable waiting period under the HSR Act relating to the transactions contemplated by the Fibers Sale Agreement; (ii) the absence of any provision of any applicable law or regulation and any judgment, injunction, order or decree that would (A) prohibit the consummation of the sale of the Fibers Business Assets or (B) restrain, prohibit or otherwise interfere in any material respect with the effective operation or enjoyment by FIL Acquisition Corp. of all or any material portion of the Fibers Business Assets; (iii) the absence of any pending proceeding challenging the Fibers Sale Agreement or the transactions contemplated thereby or seeking to prohibit, alter, prevent or materially delay the consummation of the sale of the Fibers Business Assets; (iv) the taking of all actions by or in respect of or filings with any governmental body, agency, official or authority required to permit the consummation of the sale of the Fibers Business Assets; (v) the execution by FIL Acquisition Corp. and the Surviving Corporation of an easement agreement relating to certain real property; and (vi) the consummation of the transactions contemplated by the Merger Agreement in accordance with the terms thereof.

         The obligation of FIL Acquisition Corp. to consummate the sale of the Fibers Business Assets is subject to the satisfaction of the following further conditions: (i)(A) the material performance by Merger Subsidiary and the Surviving Corporation of all of their respective obligations under the Fibers Sale Agreement and under the Merger Agreement required to be performed by each of them on or prior to the Fibers Closing Date, (B) the material accuracy as of the Fibers Closing Date of the representations and warranties of Merger Subsidiary contained in the Fibers Sale Agreement, the representations and warranties of the Corporation contained in the Merger Agreement, and in any certificate or other writing delivered by Merger Subsidiary or the Corporation pursuant to the Fibers Sale Agreement or the Merger Agreement, disregarding all qualifications and exceptions relating to materiality or material adverse effect and (C) the receipt by FIL Acquisition Corp. of a certificate signed by the President of Merger Subsidiary to the foregoing effect; (ii) the receipt by FIL Acquisition Corp. of an opinion of Sutherland, Asbill & Brennan, L.L.P., counsel to Merger Subsidiary, dated as of the Fibers Closing Date as specified in the Fibers Sale Agreement; (iii) the execution and delivery of the Morgan Consulting Agreement; (iv) the execution and delivery by the parties to the Fibers Sale Agreement of such agreements with respect to the Fibers Business or the employees of the Fibers Business as FIL Acquisition Corp. may reasonably request; (v) the receipt by Merger Subsidiary of the consents required by the Fibers Sale Agreement; (vi) the receipt by FIL Acquisition Corp. of (A) certain insurance coverage and (B) any easements necessary for its use of the real property transferred to it pursuant to the Fibers Sale Agreement; (vii) the receipt by FIL Acquisition Corp. of evidence reasonably satisfactory to it that certain customers of the Fibers Business will not terminate or materially and adversely modify their contractual or business relationships with the Fibers Business as a result of the transactions contemplated under the Fibers Sale Agreement; (viii) the absence of any material adverse change to the Fibers Business since September 30, 1996; (ix) the absence of any facts, events or circumstances that may come to the attention of FIL Acquisition Corp. as a result of information disclosed regarding certain agreements, which facts, events or circumstances, as determined by FIL Acquisition Corp. in its reasonable judgment, materially affect the Fibers Business; and (x) the receipt by FIL Acquisition Corp. of evidence relating to the existence of Merger Subsidiary and the authority of Merger Subsidiary with respect to the Fibers Sale Agreement.

         The obligation of Merger Subsidiary to consummate the sale of the Fibers Business Assets is subject to the satisfaction of the following further conditions: (i)(A) the material performance by FIL Acquisition Corp. of all of its obligations under the Fibers Sale Agreement required to be performed by it at or prior to the Fibers Closing Date, (B) the material accuracy as of the Fibers Closing Date of the representations and warranties of FIL Acquisition Corp. contained in the Fibers Sale Agreement and in any certificate or other writing delivered by FIL Acquisition Corp. pursuant thereto and (C) the receipt by Merger Subsidiary of a certificate signed by any Vice-

President of FIL Acquisition Corp. to the foregoing effect; (ii) the receipt by Merger Subsidiary of an opinion of Davis Polk & Wardwell, counsel to FIL Acquisition Corp., dated the Fibers Closing Date as specified in the Fibers Sale Agreement; (iii) the receipt by FIL Acquisition Corp. of the consents required by the Fibers Sale Agreement; and (iv) the receipt by Merger Subsidiary of evidence relating to the existence of FIL Acquisition Corp. and the authority of FIL Acquisition Corp. with respect to the Fibers Sale Agreement.

Termination

         Either party to the Fibers Sale Agreement may terminate such agreement if (i) the sale of the Fibers Business Assets pursuant to the terms and conditions of the Fibers Agreement has not been consummated by June 30, 1997;
(ii) the consummation of the transactions contemplated by the Fibers Sale Agreement is made illegal or otherwise prohibited by any law or would violate any nonappealable final order, decree or judgment of any governmental entity having competent jurisdiction; or (iii) the Merger Agreement is terminated.

         Holdings entered into a Fee Agreement dated as of December 12, 1996 (the "Fee Agreement") with Bunzl plc pursuant to which Holdings agreed that in certain circumstances, as an alternative to the Merger, Holdings would cooperate as requested by Bunzl plc and use its best efforts to ensure that Bunzl plc has the opportunity to negotiate a definitive agreement for the purchase of the Fibers Business Assets directly from the Corporation, including voting its and its affiliates' shares of Common Stock in favor of any such proposal or resolution approved by the directors of the Corporation, or providing a fair price to the Corporation in the reasonable judgment of Holdings, to sell the Fibers Business Assets to Bunzl plc.

         A copy of the Fee Agreement has been filed as an exhibit to the
Schedule 13E-3 filed with the SEC by Holdings, Parent Corp., Merger Subsidiary and the Corporation with respect to the Merger, and is available for inspection and copying at the principal executive offices of the Corporation during its regular business hours by any shareholder or any representative of a shareholder who has been so designated in writing. A copy of such materials shall be provided to any shareholder or any representative of a shareholder who has been so designated in writing upon written request and at the expense of the requesting shareholder or representative.

                     MARKET PRICES AND DIVIDEND INFORMATION

         The Common Stock is listed and traded on the Nasdaq Stock Market. As of November 4, 1996, the last date on which the Common Stock was traded prior to the public announcement by the Corporation that it had entered into negotiations with Holdings regarding a proposed sale of the Corporation, the high and low sales prices of the Common Stock on the Nasdaq Stock Market were $33 1/2 per share and $33 per share, respectively. On _______ __, 1997, the latest practicable trading day before the printing of this Proxy Statement, the high and low sales prices of the Common Stock on the Nasdaq Stock Market were $_____ per share and $_____ per share, respectively.

Quarterly Common Stock Data (Unaudited)

         The following table presents the frequency and amount of dividends paid by the Corporation during the past two years with respect to the Common Stock and the high and low sales prices of the Common Stock on the Nasdaq Stock Market for each quarterly period during the past two years.

                       1997                    1996                                    1995
                     -------- ------------------------------------    -----------------------------------
                       First    First    Second     Third   Fourth     First   Second   Third   Fourth
---------------------------------------------------------------------------------------------------------
Dividends               .28     .265       .265      .28     .28        .25      .25     .265     .265
paid per
share

Price Range
   High                  46      36 1/2     35 1/4   34     45 1/4      29       31      32 1/4   40 3/4
   Low                   40      33 1/2     29 1/2   30      32         26      27 1/4   29 1/2   30 3/4

---------------------------------------------------------------------------------------------------------

           SELECTED FINANCIAL INFORMATION CONCERNING THE CORPORATION

         The selected summary consolidated financial data presented below for each of the last five fiscal years ended December 31, 1996, have been derived from the Corporation's historical financial statements. This data should be read in conjunction with the consolidated financial statements and notes thereto of the Corporation included in the Annual Report on Form 10-K for the fiscal year ended December 31, 1996, which is incorporated by reference into this Proxy Statement. See "Additional Information -- Incorporation of Certain Documents by Reference."

                                                                      (IN THOUSANDS UNLESS OTHERWISE INDICATED)
                                                                                       FOR THE
                                                                               YEARS ENDED DECEMBER 31,
                                                           ---------------------------------------------------------
                                                            1996        1995        1994         1993         1992
                                                            ----        ----        ----         ----         ----
INCOME STATEMENT DATA
Total Revenues                                             $194,841    $177,848    $150,191    $131,531     $122,868
Income Before Income Taxes                                   19,438      15,554      12,231      10,480        9,720
Income From Continuing Operations                            12,438      10,104       7,806       6,705        6,420
Net Income                                                   12,438      10,104      11,761       7,316        1,212
PER SHARE (Dollars)
Earnings <Loss>
   Continuing Operations                                       3.32        2.70        2.08        1.80         1.73
   Discontinued Operations                                       --          --        1.05         .16        <1.40>
                                                              -----       -----       -----      ------       -----
   Net Income                                                  3.32        2.70        3.13        1.96          .33
BALANCE SHEET DATA (at end of period)
Working Capital                                              60,476      54,246      47,016      48,219       31,841
Total assets                                                117,554     108,266      99,709      87,094       80,542
Total assets less deferred research and development         112,861     103,169      94,276      82,754       75,872
charges and excess of cost of assets acquired over book
value
Long-term debt                                                   --         650       1,300          --           --
Shareholders' equity                                         93,397      84,825      78,365      70,966       67,042
BOOK VALUE PER SHARE OF COMMON STOCK                          24.87       22.71       20.98       18.98        18.03
(Dollars)
CASH DIVIDENDS DECLARED AND PAID PER                           1.09        1.03         .98         .95          .94
SHARE OF COMMON STOCK (Dollars)

                             ELECTION OF DIRECTORS

         Proxies will be voted for the election of the persons named below as directors for the ensuing year unless otherwise instructed. If the Merger is consummated, the Board of Directors of the Corporation will be replaced by the Board of Directors of Merger Subsidiary, until such time as a new Board of Directors is elected by Parent Corp., as the sole shareholder of the Corporation. If for any reason any of the persons named below should become unavailable to be elected as a director, then the proxies will be voted for such substitute nominee as the Board of Directors may designate. The Corporation has no reason to believe that any of the nominees will be unavailable. All of the nominees currently are members of the Board. The number of shares of Common Stock owned by each of the nominees is shown in the next section.

         Unless otherwise specified in the accompanying form of proxy, it is intended that votes will be cast for the election of all of the nominees as directors.

                                                       Position with Corporation,
                                                       Principal Occupation
                                                       for Last 5 Years,
                                                       Directorships in Public                                   Director
                 Name                        Age       Corporations and Business Address                           Since
                ------                      ----       ------------------------------------------------          ---------
JOHN D. BARLOW, JR.                          62        Vice President -- Finance of the Corporation.               1982
                                                       Business Address: American Filtrona Corporation
                                                       3951 Westerre Parkway, Suite 300, Richmond,
                                                       VA 23233

RUDOLPH H. BUNZL (a)                         74        Former Chairman of the Board of the Corporation             1954
                                                       (1987-1994), and prior thereto Chairman and Chief
                                                       Executive Officer.
                                                       Business Address: 5540 Falmouth Street, Suite
                                                       305, Richmond, VA 23230

MANUEL DEESE                                 55        Retired (since February 1997); formerly Executive           1986
                                                       Vice President, Major Accounts Business Unit, of
                                                       Trigon Blue Cross Blue Shield, health care
                                                       insurer, Richmond, Virginia.  Director of Central
                                                       Fidelity National Bank, Richmond, Virginia.
                                                       Business Address: 3912 Wainfleet Drive,
                                                       Richmond, VA 23235

LEO C. DROZESKI, JR.                         57        President (since January 1995) and Chief                    1993
                                                       Operating Officer of the Corporation (since
                                                       January 1993), having previously served as
                                                       Executive Vice President and Chief Operating
                                                       Officer (since January 1993), and Executive Vice
                                                       President (since 1992).
                                                       Business Address: American Filtrona Corporation
                                                       3951 Westerre Parkway, Suite 300, Richmond,
                                                       VA 23233

                                                       Position with Corporation,
                                                       Principal Occupation
                                                       for Last 5 Years,
                                                       Directorships in Public                                   Director
                 Name                        Age       Corporations and Business Address                           Since
                ------                      ----       ------------------------------------------------          ---------
BENNETT L. KIGHT                             56        Partner, Sutherland, Asbill & Brennan, L.L.P.,              1990
                                                       law firm, Atlanta, Georgia.
                                                       Business Address: Sutherland, Asbill & Brennan,
                                                       L.L.P., 999 Peachtree Street, N.E., Atlanta, GA
                                                       30309-3996

JOHN L. MORGAN (a)                           62        Chairman (since January 1995) and Chief                     1973
                                                       Executive Officer of the Corporation, having
                                                       previously served as President and Chief Executive
                                                       Officer.
                                                       Business Address: American Filtrona Corporation
                                                       3951 Westerre Parkway, Suite 300, Richmond,
                                                       VA 23233

STANLEY F. PAULEY (a)                        69        Chairman and Chief Executive Officer of                     1976
                                                       Carpenter Company, manufacturer of comfort
                                                       cushioning products, Richmond, Virginia.
                                                       Business Address: Carpenter Company, 5016
                                                       Monument Avenue, Richmond, VA 23230

GILBERT M. ROSENTHAL (a)                     71        Retired (since October 1993); formerly Chairman             1984
                                                       and Chief Executive Officer of Standard Drug
                                                       Company, retail drug chain, Richmond, Virginia.
                                                       Director of Jefferson Bankshares Corporation,
                                                       Charlottesville, Virginia.
                                                       Business Address: Healthcare Outcomes, 3301
                                                       Rosedale Avenue, Richmond, VA 23230

WALLACE STETTINIUS (a)                       64        Retired (since February 1995); formerly Chairman            1978
                                                       of Cadmus Communications Corporation, printer
                                                       and publisher, Richmond, Virginia (since October
                                                       1992), having previously served as Chairman and
                                                       Chief Executive Officer of that corporation.
                                                       Director of Cadmus Communications Corporation
                                                       and Chesapeake Corporation, Richmond, Virginia.
                                                       Business Address: Cadmus Communications
                                                       Corporation, P. O. Box 1371, Richmond, VA
                                                       23261

                                                       Position with Corporation,
                                                       Principal Occupation
                                                       for Last 5 Years,
                                                       Directorships in Public                                   Director
                 Name                        Age       Corporations and Business Address                           Since
                ------                      ----       ------------------------------------------------          ---------
BERNARD C. WAMPLER                           65        Chairman (since December 1993) and Chief                    1990
                                                       Executive Officer of Pulaski Furniture
                                                       Corporation, manufacturer of furniture, Pulaski,
                                                       Virginia, having previously served as President
                                                       and Chief Executive Officer of that corporation.
                                                       Director of Pulaski Furniture Corporation.
                                                       Business Address: Pulaski Furniture Corporation,
                                                       P. O. Box 1371, Pulaski, VA 24301

HARRY H. WARNER                              61        Financial Consultant.  Director of Chesapeake               1988
                                                       Corporation, Richmond, Virginia; Pulaski
                                                       Furniture Corporation, Pulaski, Virginia; and
                                                       Allied Research Corporation, Vienna, Virginia.
                                                       Business Address: P.O. Box 1577, Lexington,
                                                       Virginia 24450


(a) Member of Executive Committee

         All members of the Board of Directors are citizens of the United States of America.

         Ten meetings of the Corporation's Board of Directors and two meetings of its Executive Committee were held during 1996. The Corporation also has standing Audit, Executive Compensation and Nominating Committees of the Board of Directors. Three meetings of the Audit Committee, six meetings of the Executive Compensation Committee and one meeting of the Nominating Committee were held during 1996. Each of the directors attended at least 75% of the aggregate of the total number of meetings held by the Board of Directors and committees of the Board on which he served during 1996.

         During 1996, in addition to its formal meetings, the Audit Committee maintained informal contact with the auditors and management throughout the year. Messrs. Kight, Rosenthal, Stettinius and Wampler served on the Audit Committee during 1996. The Audit Committee reviews the Corporation's internal audit and financial reporting functions and the scope and results of the audit performed by the Corporation's independent accountants and matters relating thereto and reports thereon to the Board of Directors.

         Messrs. Bunzl, Deese, Pauley and Warner served on the Executive Compensation Committee during 1996. The Executive Compensation Committee determines compensation of the Corporation's key executives and administers all stock option and executive compensation plans of the Corporation.

         Messrs. Pauley, Rosenthal and Wampler served on the Nominating Committee during 1996. The Nominating Committee reviews the qualifications of, and recommends candidates for, election as directors.

         The by-laws provide that a shareholder of the Corporation entitled to vote for the election of directors may nominate persons for election to the Board by mailing written notice to the Secretary of the Corporation not later than (i) with respect to an election to be held at an annual meeting of shareholders, 60 days prior to such meeting, and (ii) with respect to an election to be held at a special meeting of shareholders for the election of directors, the close of business on the seventh day following the date on which notice of such meeting is first given to shareholders. Such shareholder's notice shall include (i) the name and address of the shareholder and of each person to be nominated, (ii) a representation that the shareholder is a holder of record of stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate each person specified, (iii) a description of all understandings between the shareholder and each nominee and any other person (naming such person) pursuant to which the nomination is to be made by the shareholder, (iv) such other information regarding each nominee as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC, had the nominee been nominated by the Board of Directors and (v) the consent of each nominee to serve as a director of the Corporation if so elected. The chairman of the meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedure.

                                 SECTION 16(A)
                   BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Based solely on its review of the forms required by Section 16(a) of the Exchange Act that have been received by the Corporation, the Corporation believes that there has been compliance with all filing requirements applicable to its officers, directors and beneficial owners of greater than 10% of the Common Stock.

                     EXECUTIVE OFFICERS OF THE CORPORATION

         The names of all executive officers of the Corporation, as of March 18, 1997 who are not also directors of the Corporation, are set forth below. The term of office of each such officer is until the next annual meeting of the Board of Directors. Other than Mr. McCune all of such officers have been employed by the Corporation for at least the last five years, are citizens of the United States of America and have the following business address: American Filtrona Corporation, 3951 Westerre Parkway, Suite 300, Richmond, Virginia 23233.


Randall L. Hagan            Vice President - Bonded Fiber Products and
                            President of American Filtrona Company, a division of the Corporation.

Anthony M. Vincent          Vice President (since April 1994) and prior thereto
                            Vice President - Industrial Filtration Products and
                            President of Dollinger Corporation, a former subsidiary of the Corporation.

James E. McCune             Vice President - Plastic Products (since January
                            1997) having previously served as General Manager -
                            Extrusion Operations of the Corporation (since April
                            1993) and prior thereto as Vice President/Director of Operations of Reznor, a unit of Thomas and Betts
                            Corp. (since July 1981).



                               SECURITY OWNERSHIP

         Pursuant to the rules and regulations of the Exchange Act, Rudolph H. Bunzl, Wallace Stettinius and William A. Forrest, Jr. may be deemed to be members of a "group" (as that term is used in Section 13(d)(3) of the Exchange
Act) with respect to all securities of the Corporation owned by each of them, and Bennett L. Kight and Frances B. Bunzl may also be deemed to be such a "group." Each of the foregoing persons expressly disavows the existence of any such group by virtue of the relationships described below and, to the extent any such groups may be deemed to exist, expressly disclaims membership in any such group and beneficial ownership of all shares deemed to be beneficially owned as a result thereof.

Security Ownership of Certain Beneficial Owners

         The following table lists any person (including any "group" as that term is used in Section 13(d)(3) of the Exchange Act) who, to the knowledge of the Corporation, was the beneficial owner, as of February 28, 1997, of more than five percent of the outstanding shares of Common Stock. The number of shares shown under column

(3) below excludes shares that may be deemed to be beneficially owned under the rules and regulations of the Exchange Act as a result of either Rudolph Bunzl, Wallace Stettinius and William A. Forrest, or Bennett L. Kight and Frances B. Bunzl, respectively, being deemed to be a group. Unless otherwise indicated, all persons have sole voting and investment power over all shares beneficially owned.

                                                                             (3) Amount and
                                        (2) Name and                            Nature of
     (1) Title                           Address of                            Beneficial             (4) Percent
     of Stock                         Beneficial Owner                          Ownership               of Class
    ----------                  ---------------------------                 -----------------         ------------
Common Stock                   Rudolph H. Bunzl                                253,772 shares (a)         6.7
                                 5540 Falmouth Street, Suite 305
                                 Richmond, Virginia 23230

                               Frances B. Bunzl                              1,059,720 shares (b)         27.8
                                 3649 Peachtree Rd., Apt. 105
                                 Atlanta, Georgia 30319

                               Bennett L. Kight                              1,059,720 shares (b)         27.8
                                 c/o Sutherland, Asbill, &
                                 Brennan
                                 999 Peachtree Street, N.E.
                                 Atlanta, Georgia 30309

                               Wallace Stettinius                              515,540 shares (c)         13.5
                                 P.O. Box 27367
                                 Richmond, Virginia 23261

                               William A. Forrest, Jr.                         513,540 shares (d)         13.5
                                 P.O. Box 27367
                                 Richmond, Virginia 23261

                               Quest Advisory Corp.                            325,300 shares (e)         8.5
                                 Charles M. Royce
                                 1414 Avenue of the Americas
                                 New York, New York 10019

                               David L. Babson & Company, Inc.                 221,900 shares (f)         5.8
                                 One Memorial Drive
                                 Cambridge, Massachusetts 02142

(a) Includes 173,339 shares held in a revocable trust of which Rudolph H. Bunzl is the sole trustee, sole beneficiary and has sole voting and investment power, and 80,433 shares as to which Rudolph H. Bunzl has shared voting and investment power. Of the shares in the latter category, 80,000 are held in certain trusts for the benefit of Rudolph H. Bunzl's wife and others, of which Rudolph H. Bunzl's wife and Edmund A. Rennolds are trust committee members, and the remainder are held by Rudolph H. Bunzl's wife. Rudolph H. Bunzl disclaims beneficial ownership of 80,433 of such shares and has neither voting nor investment control thereover. These shares are included in this total only in order to comply with regulations promulgated under Section 13(d)(3) of the Exchange Act.

(b) Bennett L. Kight and Frances B. Bunzl are co-trustees of a marital trust for the benefit of Mrs. Bunzl. Bennett L. Kight and Frances B. Bunzl share voting and investment power with respect to 429,298 of such shares that are owned by the trust. Bennett L. Kight disclaims beneficial ownership of all of such trust shares. In addition, Bennett L. Kight and Frances B. Bunzl share voting and investment power with respect to 593,622 such shares, which are held in certain trusts for the benefit of the children of Walter H. Bunzl, of which Bennett L. Kight and Frances B. Bunzl are co-trustees or members of the trust committee, or which one of the trusts has the present right to acquire prior to the Merger from the children of Frances B. Bunzl. Bennett L. Kight and Frances
B. Bunzl disclaim beneficial ownership of the shares held in all such trusts. Bennett L. Kight, Frances B. Bunzl and Mrs. Bunzl's children also share voting and investment power with respect to 36,800 shares owned by a charitable foundation of which each is a director. Bennett L. Kight and Frances B. Bunzl disclaim beneficial ownership of all shares in such charitable foundation.

(c) Includes 2,000 shares as to which Wallace Stettinius has sole voting and investment power and 513,540 shares as to which Wallace Stettinius has shared voting and investment power. All of the shares in the latter category are held in certain trusts for the benefit of the children of Rudolph H. Bunzl of which Wallace Stettinius and William A. Forrest, Jr. are co-trustees. Wallace Stettinius disclaims beneficial ownership of all shares held in such trusts.

(d) All of such shares are held in certain trusts for the benefit of the children of Rudolph H. Bunzl of which William A. Forrest, Jr. and Wallace Stettinius are co-trustees and share voting and investment power. William A. Forrest, Jr. disclaims beneficial ownership of all such shares.

(e) The information contained herein with respect to Quest Advisory Corp. and Charles M. Royce, is based solely on a Schedule 13G filed by such entities with the SEC, a copy of which was received by the Corporation on February 10, 1997. Such filing further stated that the acquisition of such shares was in the ordinary course of business and not in connection with or as a participant in any transaction having the purpose or effect of changing or influencing the control of the Corporation.

(f) The information contained herein with respect to David L. Babson & Company, Inc. is based solely on a Schedule 13G filed by such entity with the SEC, a copy of which was received by the Corporation on February 18, 1997. Such filing further stated that the acquisition of such shares was in the ordinary course of business and not in connection with or as a participant in any transaction having the purpose or effect of changing or influencing the control of the Corporation.

          The Board of Directors knows of no other person (including any "group") who is the beneficial owner of more than five percent of the Corporation's Common Stock.

Security Ownership of Certain Management of the Corporation

          The following table provides information, as of February 28, 1997, as to shares of Common Stock owned by each director, the Chief Executive Officer and the executive officers of the Corporation and by all directors and officers of the Corporation as a group:

                                                        Amount and Nature
Name of Person or Number of                                of Beneficial              Percent of Class if
       Persons in Group                                  Ownership (a)(b)                 more than 1%
------------------------------                          ------------------              ----------------
John D. Barlow, Jr.                                           39,411 shares (c)                   1.0
Rudolph H. Bunzl                                             253,772 shares                       6.7
Manuel Deese                                                     400 shares
Leo C. Drozeski, Jr.                                          51,343 shares (c)                   1.4
Bennett L. Kight                                           1,059,720 shares                      27.8
John L. Morgan                                               121,200 shares (c)                   3.2
Stanley F. Pauley                                              1,100 shares
Gilbert M. Rosenthal                                           1,000 shares
Wallace Stettinius                                           515,540 shares                      13.5
Bernard C. Wampler                                               500 shares
Harry H. Warner                                                1,500 shares
Randall L. Hagan                                              38,586 shares (c)                   1.0
Anthony M. Vincent                                            17,928 shares (c)
James E. McCune                                                3,193 shares (c)
All Officers and Directors as a Group (17)                 2,115,079 shares (d)                  55.4

(a) Includes 1,653,943 shares held by spouses, children and in certain trust relationships, which may be deemed to be beneficially owned by the directors and officers under the rules and regulations of the SEC, but as to which the directors and officers disclaim beneficial ownership.

(b) Except in situations described in Note (a) above where beneficial ownership is disclaimed, and except as set forth in the preceding table and the notes thereto, the beneficial owner of each share shown in the table has sole voting and investment power.

(c) Includes 10,100, 14,000, 38,100, 12,500, 10,500 and 3,100 shares that may be acquired by Messrs. Barlow, Drozeski, Morgan, Hagan, Vincent and McCune, respectively, on or before April 29, 1997, under the Corporation's stock option plans.

(d) Includes the shares described in Note (c) above and 7,900 shares that may be acquired by other officers on or before April 29, 1997, under the Corporation's stock option plans.

     Neither the Corporation nor any of the directors or executive officers of the Corporation has engaged in any transaction in the Common Stock effected during the last 60 days.

                COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

        The following table lists all compensation paid by the Corporation to the Chief Executive Officer and the four other highly compensated executive officers of the Corporation for services rendered in fiscal years 1996, 1995 and 1994.

                           Summary Compensation Table

                                                                                           Long-Term
                                                                                          Compensation
                                                                                    -----------------------
                                                  Annual Compensation               Awards      Payouts($)/1
                                                  --------------------              -------     -----------
                                                                                    Options/                          All Other
          Name and                                 Salary            Bonus            SARs                          Compensation
     Principal Position           Year              ($)               ($)             (#)2                               ($)
    --------------------          ----             -------          -------         --------                        ------------
John L. Morgan                    1996             286,000          200,000           15,000          653,625          12,750/3
  Chief Executive Officer         1995             275,000          150,000           15,000                0          11,250
  and Chairman                    1994             250,000          110,000                0                0          10,500

Leo C. Drozeski, Jr.              1996             195,000          125,000           12,000          466,875          12,750/4
  Chief Operating Officer         1995             175,000          100,000           12,000                0          11,250
  and President                   1994             154,000           80,000                0                0          10,500

Randall L. Hagan                  1996             128,000           60,000            2,500          217,875          14,250/5
  Vice President - Bonded         1995             123,000           49,000            2,500                0          13,500
  Fiber Products                  1994             118,000           40,000                0                0          12,000

John D. Barlow, Jr.               1996             152,000           25,000            2,500          155,625          12,750/6
  Vice President - Finance        1995             146,600           22,000            2,500                0          11,250
                                  1994             141,400           19,000                0                0          10,500

Anthony M. Vincent                1996             116,500           18,000            1,500                0          11,202/7
  Vice President                  1995             112,000           18,000            2,000                0          11,100
                                  1994             107,500           18,000/8              0                0           6,987

1 The amounts in this column represent the value of shares of Common Stock received at the completion of the 1994-1996 Performance Cycle of the Corporation's Performance Plan based on per-share prices of $41.00 and $42.50. No new Performance Shares were issued in 1996 pursuant to the Performance Plan.

2 The amounts in this column represent shares of Common Stock issuable upon the exercise of options.

3 Includes contributions to the 401(k) Savings and Profit Sharing Plan ($11,625,
  $10,125 and $9,375) and ESOP ($1,125, $1,125 and $1,125) for 1996, 1995 and
  1994, respectively.

4 Includes contributions to the 401(k) Savings and Profit Sharing Plan ($11,625,
  $10,125 and $9,375) and ESOP ($1,125, $1,125 and $1,125) for 1996, 1995 and
  1994, respectively.

5 Includes contributions to the 401(k) Savings and Profit Sharing Plan ($13,125,
  $12,375 and $10,875) and ESOP ($1,125, $1,125 and $1,125) for 1996, 1995 and
  1994, respectively.

6 Includes contributions to the 401(k) Savings and Profit Sharing Plan ($11,625,
  $10,125 and $9,375) and ESOP ($1,125, $1,125 and $1,125) for 1996, 1995 and
  1994, respectively.

7 Includes contributions to the 401(k) Savings and Profit Sharing Plan ($10,193,
  $9,990 and $5,862) and ESOP ($1,009, $1,110 and $1,125) for 1996, 1995 and
  1994, respectively.

8 In addition, Anthony M. Vincent received a one-time payment of $134,375 in 1994 related to the sale of Dollinger Corporation.

Option/SAR Grants in Last Fiscal Year

     The following table provides information on options or Stock Appreciation Rights ("SAR") grants made during the 1996 fiscal year by the Corporation to the Chief Executive Officer and the four other most highly compensated executive officers of the Corporation.

                                                                                                                 Potential
                                                                                                                 Realizable
                                                         Individual Grants                                    Value at Assumed
                                ---------------------------------------------------------------------         Annual Rates of
                                Number of            % of Total                                                 Stock Price
                                Securities          Options/SARs                                              Appreciation for
                                Underlying           Granted to         Exercise or                             Option Term
                               Options/SARs         Employees in         Base Price        Expiration      --------------------
          Name                 Granted (#)           Fiscal Year            ($)               Date         5% ($)        10% ($)
          ----                -------------         -------------          -----             ------        ------        -------
John L. Morgan                   15,000/1              21.2%               35.00            02/07/06         330,170     836,715
Leo C. Drozeski, Jr.             12,000/1              17.0%               35.00            02/07/06         264,136     669,372
Randall L. Hagan                  2,500/2               3.5%               35.00            02/07/06          55,028     139,453
John D. Barlow, Jr.               2,500/2               3.5%               35.00            02/07/06          55,028     139,453
Anthony M. Vincent                1,500/2               2.1%               35.00            02/07/06          33,017      83,672

1 Each of these options was immediately exercisable.

2 Each of these options becomes exercisable in 20% increments on February 7, 1997, 1998, 1999, 2000 and 2001.

Aggregated Option/SAR Exercises in Last Fiscal Year and FY-End Option/SAR Values

          The following table provides information on option/SAR exercises by the Chief Executive Officer and the four other most highly compensated executive officers of the Corporation and the value of each officer's unexercised options.

                                                                Number of Securities
                                                              Underlying Unexercised           Value of Unexercised
                                Shares                            Options/SARs at               In-The-Money Options
                               Acquired         Value           Fiscal Year-End (#)           at Fiscal Year-End ($)1
                                  on           Realized        -------------------           -----------------------
          Name               Exercise (#)        ($)         Exercisable/Unexercisable       Exercisable/Unexercisable
          ----               ------------       -----        -------------------------       -------------------------
John L. Morgan                    0               0              54,500/23,500                  925,000/362,813
Leo C. Drozeski, Jr.            20,800         387,562           12,000/13,600                   90,000/211,150
Randall L. Hagan                  0               0              16,500/ 5,500                  333,656/ 65,125
John D. Barlow, Jr.               0               0              14,100/ 5,300                  277,706/ 62,125
Anthony M. Vincent                0               0               9,800/ 3,900                  165,425/ 48,350

1 Value of unexercised options based on the December 31, 1996, closing price of $42.50 per share of Common Stock.

Retirement Benefits

         The following table illustrates annual retirement benefits payable under the Retirement Plan and the supplemental benefit plan, as amended in 1993 (the "Supplemental Plan"), to participants based on Final Average Earnings and years of credited service, assuming normal retirement at age 65.

                               Pension Plan Table

                                              Annual Retirement Benefits Payable for Credited Service of
                                      -----------------------------------------------------------------------
Final Average Earnings                5 years             10 years            15 years       20 or more years
----------------------                -------             --------            --------       ----------------
  $100,000................           $ 6,250            $ 12,500             $ 18,750            $ 25,000
   150,000................             9,375              18,750               28,125              37,500
   200,000................            12,500              25,000               37,500              50,000
   250,000................            15,625              31,250               46,875              62,500
   300,000................            18,750              37,500               56,250              75,000
   350,000................            21,875              43,750               65,625              87,500
   400,000................            25,000              50,000               75,000             100,000
   450,000................            28,125              56,250               84,375             112,500
   500,000................            31,250              62,500               93,750             125,000
   550,000................            34,375              68,750              103,125             137,500
   600,000................            37,500              75,000              112,500             150,000

         Under the Retirement Plan, "Final Average Earnings" is the highest annual average compensation during any five consecutive calendar years within the ten-year period prior to the date the participant's benefits are determined. Annual retirement benefits at age 65 for all participants equal 25% of Final Average Earnings. The benefits under the Retirement Plan may be reduced depending upon the number of years of service with the Corporation or one of its subsidiaries or divisions.

         To the extent that benefits determined under the Retirement Plan's benefit formula are reduced because of compensation limitations imposed by the Internal Revenue Code, they will be paid under the Supplemental Plan.

         Benefit amounts are stated as payments in the form of a life annuity with a guarantee of 120 monthly payments and are in addition to Social Security benefits. Other actuarially equivalent forms of benefit may be selected.

         At December 31, 1996, Messrs. Morgan, Drozeski, Hagan, Barlow and Vincent had 27, 24, 18, 16 and 17 years of credited service for purposes of calculating retirement benefits, respectively, and $436,000, $295,000, $177,000, $174,000 and $134,500 Rates of Earnings, respectively.

         The Supplemental Plan provides certain key management personnel with additional supplemental retirement benefits. The Executive Compensation Committee selects participants and determines the amount payable to each participant under the Supplemental Plan. Benefits are paid at retirement and may be payable at death or disability. A participant's benefit may be reduced depending on the number of years of service with the Corporation or any of its subsidiaries. Benefit amounts under the Supplemental Plan are stated as annual payments in the form of a life annuity with a guarantee of 120 monthly payments. Benefits are paid in the form of benefit selected by the participant under the Retirement Plan. At December 31, 1996, Messrs. Morgan and Barlow were entitled to annual benefits under the Supplemental Plan of $12,000 and $5,000, respectively, at normal retirement age.

Remuneration of Directors

         During the year ended December 31, 1996, each of the directors except Messrs. Barlow, Drozeski and Morgan was paid $750 for attendance at each Board meeting, $500 for attendance at each meeting of a Committee of the Board of which he was a member and $6,000 per year as a retainer. Such directors' fees may, at the director's election, be deferred until retirement. Interest will accrue thereon semi-annually at an interest rate equal to the 26-week U.S. Treasury Bill rate in effect on January 1 and July 1 of each year. Each chairman of a Committee of the Board received $2,000 per year as an additional retainer.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         One member of the Executive Compensation Committee, Mr. Bunzl, was the Chairman of the Board of the Corporation until December 31, 1994, and was formerly the Chief Executive Officer of the Corporation.

                   REPORT OF EXECUTIVE COMPENSATION COMMITTEE

         The Corporation's executive compensation program, as administered by the Executive Compensation Committee (the "Committee"), encompasses several components: base salary, cash bonus and long-term, stock-based incentive awards.

         The Committee determines base salaries based on a review of salaries paid to executives of companies of comparable size and type and on the inflation rate. The Committee attempts to set base salaries slightly below the middle of the range of salaries paid by such companies. The companies considered do not include all of the companies reflected in the Performance Graph on page 49. The Committee also takes into account level of responsibility, time in position and past performance in setting base salary. The Committee approved a base salary for Mr. Morgan for 1996 that reflected an increase of 4% above his 1995 base salary in response to inflation and to bring his salary more in line with the Committee's general sense of competitive salaries.

         In determining the cash bonuses for the Corporation's executives, the Committee reviews the Corporation's financial results as well as each individual's contribution to the Corporation's performance, especially his level of responsibility and leadership efforts. The procedure is essentially discretionary and subjective. When establishing Mr. Morgan's cash bonus, the Committee considers his total cash compensation (base salary and bonus) on a year to year basis. In determining Mr. Morgan's 1996 cash bonus, the Committee also reviewed the Corporation's performance for the year, as well as Mr. Morgan's individual efforts in enhancing that performance and his consistently strong performance as Chief Executive Officer. Mr. Morgan's cash bonus of $200,000 was 33% above his 1995 cash bonus. However, his total cash compensation increased only 14%, which was less than the Corporation's 23% increase in earnings per share from continuing operations.

         In 1996, the Corporation made stock-based incentive awards pursuant to the Incentive Plan to its executives who have contributed, and are expected to contribute, to the long-term financial performance of the Corporation. The Incentive Plan provides for the grant of (i) incentive stock options to purchase shares of Common Stock at no less than the fair market value of the Common Stock on the date of grant and (ii) non-qualified stock options to purchase shares of Common Stock at no less than 85% of the fair market value of the Common Stock on the date of grant. The Corporation has granted both incentive stock options and non-qualified stock options pursuant to the Incentive Plan, all of which have exercise prices of 100% of the fair market value of the Common Stock on the dates of such grants. The Incentive Plan also provides for the issuance of performance shares (the "Performance Shares") entitling an executive to receive one share of Common Stock for each Performance Share that vests after a pre-determined performance cycle (i) upon continued employment with the Corporation, (ii) upon satisfaction of certain pre-established performance goals, including achievement of corporate earnings per share and return on equity goals, and (iii) at the discretion of the Committee, based on individual performance. Achievement of these goals inures to the benefit of the shareholders, as well as the executives. On February 7, 1996, the executives listed on page 46 were awarded 33,500 options. Mr. Morgan received 15,000 of such options because of his critical long-term role in the Corporation's development. No Performance Shares were awarded in 1996.

         In adopting the Stay Bonus and Severance Benefit arrangements for certain key employees [including Messrs. Drozeski, Barlow, Hagan and Vincent], described under "The Merger -- Interests of Certain Persons in the Merger," the Committee considered the importance of protecting the Corporation from efforts by competitors to hire such employees, and to reduce other distractions, to which such employees may be exposed during the transition period with respect to the ownership of the Corporation.

         In approving Mr. Morgan's severance arrangements also described above, the Committee initially attempted to provide him with compensation comparable to what he would have received if he were permitted by an acquiror of the Corporation to continue in his present position and at his current compensation level through his normal retirement date. The arrangements finally approved reflect the apportionment between Holdings and Bunzl plc of the costs of providing such treatment.

         Because none of the Corporation's executive officers has received annual compensation in excess of $1 million, the Corporation has not taken any position with respect to the cap on tax deductibility of compensation in excess of that amount established under the Omnibus Budget Reconciliation Act of 1993.

                        Executive Compensation Committee
                               Rudolph H. Bunzl
                               Manuel Deese
                               Stanley F. Pauley
                               Harry H. Warner (Chairman)

                               PERFORMANCE GRAPH

                Comparison of Five Year Cumulative Total Return
       Among American Filtrona, S&P 500, and NASDAQ Non-Financial Stocks


                                    [GRAPH]

                                                           NASDAQ
                American                                Non-Financial
                Filtrona                S&P 500            Stocks
                --------                -------         -------------
                 100.00                 100.00              100.00
1992             118.86                 107.70              109.39
1993             120.09                 118.47              126.30
1994             130.32                 120.05              121.44
1995             171.97                 165.08              169.24
1996             218.58                 203.46              205.62


      Assumes $100 invested on January 1, 1992 with dividends reinvested.

            INFORMATION CONCERNING HOLDINGS, PARENT CORP. AND MERGER SUBSIDIARY AND THEIR DIRECTORS, MEMBERS AND EXECUTIVE OFFICERS

         Each of Holdings, Parent Corp. and Merger Subsidiary was formed solely for purposes of effecting the Merger and the sale of the Fibers Business Assets, and has no independent business operations. Holdings is a Georgia limited liability company, the sole members of which are the WB Parties. Collectively, the WB Parties, including Holdings, Parent Corp. and Merger Subsidiary, beneficially own 1,059,720 shares of Common Stock.

         Parent Corp. and Merger Subsidiary are business corporations formed under Virginia law. Holdings is the sole shareholder of Parent Corp., which is in turn the sole shareholder of Merger Subsidiary. Bennett L. Kight and Frances
B. Bunzl serve as the sole directors of Parent Corp. and Merger Subsidiary, as well as their sole officers, Mr. Kight serving as President and Treasurer and Mrs. Bunzl serving as Vice President and Secretary. Mr. Kight and Mrs. Bunzl also serve as the sole managers of Holdings and its sole officers, Mrs. Bunzl serving as Chairman and Mr. Kight serving as President.

         Mrs. Bunzl and Mr. Kight, as fiduciaries and not individually, may be deemed to have beneficial ownership (with the meaning of Rule 13d-3) of:

         (a) 429,298 shares of Common Stock held by the trust established under the Will of Walter H. Bunzl for the benefit of Frances B. Bunzl (the "Marital Trust"), as to which they are members of the trust committee (the "Marital Trust Shares");

         (b) 505,892 shares of Common Stock, held by two trusts established by Walter H. and Frances B. Bunzl for the benefit of their children (the "Walter Bunzl Family Trusts"), as to which they are general trustees (the "Family Trust Shares");

         (c) 63,556 shares of Common Stock which are subject to a right to be acquired by the 1959 Trust established by Walter H. Bunzl for the benefit of his children (the "1959 Trust"), as to which Mrs. Bunzl and Mr. Kight are members of the trust committee (the "1959 Trust Shares"); and

         (d) 24,174 shares of Common Stock held by two trusts for the benefit of Mrs. Bunzl's children established under the Wills of Robert M. Bunzl and Nellie M. Bunzl (the "Testamentary Trusts"), as to which Mrs. Bunzl and Mr. Kight are members of the trust committees (the "Testamentary Trust Shares").

         As fiduciaries, Mrs. Bunzl's and Mr. Kight's actions with respect to the Marital Trust Shares, the Family Trust Shares, the 1959 Trust Shares and the Testamentary Trust Shares are governed by the terms of the trust instruments and the general obligations of fiduciaries. In particular, Mrs. Bunzl and Mr. Kight may consult with each other and act in concert with respect to the voting and disposition of these shares. Mrs. Bunzl and Mr. Kight expressly disclaim any pecuniary interest in the Family Trust Shares, the 1959 Trust Shares and the Testamentary Trust Shares. Mr. Kight expressly disclaims any pecuniary interest in the Marital Trust Shares.

         Mrs. Bunzl and Mr. Kight, as directors of the Walter H. and Frances B. Bunzl Foundation, a private foundation exempt from federal income tax (the "Foundation"), and not individually, may be deemed to have beneficial ownership (within the meaning of Rule 13d-3) of 36,800 shares of Common Stock held by the Foundation (the "Foundation Shares"). Mrs. Bunzl and Mr. Kight, as directors, and not individually, share voting and dispositive power with respect to the Foundation Shares, along with Mrs. Bunzl's two adult children, who are also directors. Mrs. Bunzl and Mr. Kight expressly disclaim any pecuniary interest in the Foundation Shares.

         The Marital Trust Shares, the Family Trust Shares, the 1959 Trust Shares, the Foundation Shares and the Testamentary Trust Shares total 1,059,720 shares, representing 27.8% of the 3,816,629 shares of the Corporation's Common Stock outstanding as of February 28, 1997.

         The Marital Trust and the Walter Bunzl Family Trusts are currently the sole members of Holdings. Prior to consummation of the Merger, the 1959 Trust will exercise its right to acquire 63,556 shares of Common Stock from Mrs. Bunzl's two children, and the 1959 Trust, the Foundation and the Testamentary Trusts will contribute all of their shares of Common Stock to Holdings in exchange for membership units in Holdings, and the Marital Trust and the Walter Bunzl Family Trusts will contribute all of their remaining shares of Common Stock to Holdings in exchange for additional membership units in Holdings. Holdings will transfer all contributed shares of Common Stock to Parent Corp., which will become the sole shareholder of the Corporation if the Merger is consummated.

         Mr. Kight, Holdings, Parent Corp. and Merger Subsidiary all share the same principal office: 999 Peachtree Street, N.E., Suite 2300, Atlanta, Georgia 30309. Mrs. Bunzl's residence address is 3649 Peachtree Road, Apt. 105, Atlanta, Georgia 30319. For the past five years, Mr. Kight has been a partner in Sutherland, Asbill & Brennan, L.L.P., which firm serves as legal counsel to Holdings, Parent Corp. and Merger Subsidiary. During the same period, Mrs. Bunzl's principal occupation has been as a private investor. Both Mr. Kight and Mrs. Bunzl are United States citizens.


                            INDEPENDENT ACCOUNTANTS

         Upon appointment by the Corporation's Board of Directors, ratified by the holders of the shares of Common Stock, Coopers & Lybrand L.L.P., independent public accountants, audited and reported on the consolidated financial statements of the Corporation and its subsidiaries for the year ended December 31, 1996. Such financial statements have been incorporated by reference in this Proxy Statement in reliance upon such report. The Board of Directors, upon recommendation of its Audit Committee, has designated Coopers & Lybrand L.L.P., independent accountants, as auditors of the financial statements for the fiscal year ending December 31, 1997, subject to shareholder ratification.

         Although shareholder ratification of this action is not required under applicable law, the Board believes it is desirable to afford the shareholders a vote on this matter. Should this designation not be so ratified, the Board intends to reconsider its action in light of this result. Representatives of Coopers & Lybrand L.L.P. are expected to be present at the meeting with the opportunity to make a statement if they desire to do so and to respond to appropriate questions.

         The Board of Directors of the Corporation recommends that you vote FOR ratification of the designation of Coopers & Lybrand L.L.P. as independent accountants to audit and report upon the financial statements of the Corporation for the year 1997. It is intended that proxies will be voted for ratification unless instructions to the contrary are given in the proxy.

                             ADDITIONAL INFORMATION

Incorporation of Certain Documents by Reference

         The following documents, filed by the Corporation with the SEC, are incorporated herein by reference:

         (i) the Corporation's Annual Report on Form 10-K filed March 31, 1997, for the year ended December 31, 1996; and

         (ii) the Corporation's Current Reports on Form 8-K filed February 14, 1997, and February 28, 1997, and dated February 7, 1997, and February 19, 1997, respectively.

         All reports and definitive proxy or information statements filed by the Corporation pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of this Proxy Statement and prior to the date of the Annual Meeting shall be deemed to be incorporated by reference into this Proxy Statement from the dates of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated in this Proxy Statement shall be deemed to be modified or superseded for purposes of this Proxy Statement to the extent that a statement contained herein or in any other subsequently filed document that also is or is deemed to be incorporated by reference modifies or supersedes such statement.

         A copy of the documents incorporated herein by reference (excluding exhibits unless such exhibits are specifically incorporated by reference into the information incorporated herein) that are not presented herein or delivered herewith will be provided without charge to each person, including any beneficial owner, to whom a Proxy Statement is delivered, upon oral or written request of any such person and by first-class mail or other equally prompt means. Requests should be directed to the Corporate Secretary at the address set forth below in "Other Matters."

Available Information

         The Corporation is subject to the information requirements of the Exchange Act, and in accordance therewith, files reports, proxy statements and other information with the SEC. Such reports, proxy statements and other information can be inspected and copied at the public reference facilities of the SEC at Room 1024, 450 Fifth Street, N.W., Judiciary Plaza, Washington, D.C. 20549 and at the regional offices of the SEC located at 7 World Trade Center, 13th Floor, Suite 1300, New York, New York 10048 and Suite 1400, Citicorp Center, 14th Floor, 500 West Madison Street, Chicago, Illinois 60661. Copies of such material can also be obtained at prescribed rates by writing to the Public Reference Section of the SEC at 450 Fifth Street, N.W., Judiciary Plaza, Washington, D.C., 20549. In addition, such reports, proxy statements and other information can be inspected at the offices of the Nasdaq Stock Market, 20 Broad Street, New York, New York 10005.

         The SEC maintains a World Wide Web site on the Internet at http://www.sec.gov that contains reports, proxy and information statements and other information regarding registrants, such as the Corporation, that file electronically with the SEC.

         This Proxy Statement includes information to be disclosed pursuant to Rule 13e-3 under the Exchange Act, which governs so-called "going private" transactions by certain issuers or their affiliates. Holdings beneficially owns 1,059,720 shares of the Corporation's Common Stock, representing approximately 27.8% of the total outstanding capital stock of the Corporation. Holdings does not believe that Holdings, Parent Corp., Merger Subsidiary or Bennett L. Kight is an affiliate of the Corporation and Holdings, Parent Corp., Merger Subsidiary and Bennett L. Kight deny being affiliates of the Corporation. Holdings, Parent Corp., Merger Subsidiary and Bennett L. Kight and the Corporation are, however, filing a Rule 13e-3 Transaction Statement (the "Schedule 13E- 3") to furnish information with respect to the transactions described herein. This Proxy Statement does not contain all of the information set forth in the Schedule 13E-3, parts of which are omitted in accordance with the regulations of the SEC. The Schedule 13E-3, and any amendments thereto, including exhibits filed as a part thereof, will be available for inspection and copying at the offices of the SEC as set forth above.


                             SHAREHOLDER PROPOSALS

         If the Merger is consummated, no public annual meetings of shareholders of the Corporation will be held in the future. If the Merger is not consummated, the next annual meeting of shareholders of the Corporation will be held on April 28, 1998. Under regulations of the SEC, any shareholder desiring to make a proposal to be acted upon at that meeting must present such proposal to the Corporation at its principal office in Richmond, Virginia, by November 13, 1997, for the proposal to be considered for inclusion in the Corporation's proxy statement.

         In addition to any other applicable requirements, for business to be properly brought before the annual meeting by a shareholder, even if the proposal is not to be included in the Corporation's proxy statement, the Corporation's Bylaws provide that the shareholder must give timely notice in writing to the Secretary of the Corporation not later than 60 days prior to the annual meeting. As to each matter, the notice must contain (i) a brief description of the matter and the reasons for addressing it at the annual meeting, (ii) the name of, record address of and class and number of shares beneficially owned by the shareholder proposing such business and (iii) any material interest of the shareholder in such business.

                                 OTHER MATTERS

         The Board of Directors of the Corporation as of __________________, 1997, is not aware of any matters to be presented for action at the meeting other than the (i) approval of the Merger Agreement and the Plan of Merger, (ii) election of directors and (iii) ratification of independent accountants and does not intend to bring any other matters before the Annual Meeting. However, if any other matters properly come before the meeting, or any adjournment thereof, the person or persons voting the proxies will vote in accordance with their judgment.

         A copy of the Corporation's 1996 Annual Report on Form 10-K as required to be filed with the SEC will be provided on written request without charge to any shareholder whose proxy is being solicited by the Board of Directors. The written request should be directed to the Secretary of the Corporation, P.O. Box 31640, Richmond, Virginia 23294.

                                           By Order of the Board of Directors,


                                           ANNE B. GIBBS
                                           Secretary

                                                                        Annex I



                              AGREEMENT OF MERGER

                                     AMONG

                               WBT HOLDINGS LLC,

                                WB PARENT CORP.,

                              WB ACQUISITION CORP.

                                      AND

                         AMERICAN FILTRONA CORPORATION



                               February 19, 1997



ARTICLE 1
THE BUSINESS COMBINATION..........................................................................................2
         1.1      THE MERGER......................................................................................2
         1.2      CLOSING.........................................................................................2
         1.3      EFFECTIVE TIME OF THE MERGER....................................................................2
         1.4      ARTICLES OF INCORPORATION; BYLAWS...............................................................2
         1.5      DIRECTORS AND OFFICERS OF THE SURVIVING CORPORATION.............................................2

ARTICLE 2

CONVERSION AND EXCHANGE OF SHARES; ADDITIONAL ACTION..............................................................3
         2.1      CONVERSION OF SHARES............................................................................3
                  (a)      AFC COMMON STOCK.......................................................................3
                  (b)      SUBCORP STOCK..........................................................................3
                  (c)      AFC COMMON STOCK HELD BY HOLDINGS......................................................3
         2.2      MERGER CONSIDERATION............................................................................3
         2.3      STOCK TRANSFER BOOKS............................................................................3
         2.4      SURRENDER AND EXCHANGE OF CERTIFICATES REPRESENTING  AFC COMMON STOCK...........................3
                  (a)      EXCHANGE AGENT.........................................................................3
                  (b)      SURRENDER OF CERTIFICATES..............................................................4
                  (c)      LOST CERTIFICATES......................................................................4
                  (d)      NO INTEREST............................................................................4
                  (e)      WITHHOLDING RIGHTS.....................................................................5

ARTICLE 3

AFC STOCK OPTIONS.................................................................................................5

ARTICLE 4

REPRESENTATIONS AND WARRANTIES....................................................................................5
         4.1      REPRESENTATIONS AND WARRANTIES BY AFC...........................................................5
                  (a)      ORGANIZATION AND QUALIFICATION.........................................................5
                  (b)      CAPITALIZATION.........................................................................6
                  (c)      AUTHORITY..............................................................................6
                  (d)      NON-CONTRAVENTION......................................................................6
                  (e)      GOVERNMENTAL CONSENTS..................................................................7
                  (f)      PERIODIC REPORTS.......................................................................7
                  (g)      SUBSIDIARIES...........................................................................8
                  (h)      FINANCIAL STATEMENTS...................................................................8
                  (i)      ABSENCE OF CERTAIN CHANGES OR EVENTS..................................................10


                  (j)      GOVERNMENTAL AUTHORIZATION AND COMPLIANCE WITH LAWS...................................11
                  (k)      CONDUCT OF BUSINESS...................................................................12
                  (l)      TAX MATTERS...........................................................................12
                  (m)      PROPERTY..............................................................................12
                  (n)      MATERIAL CONTRACTS....................................................................14
                  (o)      LEGAL PROCEEDINGS.....................................................................16
                  (p)      LABOR RELATIONS.......................................................................16
                  (q)      INSIDER INTERESTS.....................................................................17
                  (r)      INTELLECTUAL PROPERTY.................................................................17
                  (s)      INSURANCE.............................................................................18
                  (t)      PROXY STATEMENT.......................................................................19
                  (u)      EMPLOYEE AND FRINGE BENEFIT PLANS.....................................................19
                  (v)      MAJOR CUSTOMERS.  ....................................................................22
                  (w)      SECTIONS 13.1-725 THROUGH 13.1-727.1..................................................23
                  (x)      ENVIRONMENTAL.........................................................................23
                  (y)      ACCURACY OF SCHEDULES, CERTIFICATES AND DOCUMENTS.....................................25
                  (z)      BROKERS, FINDERS AND INVESTMENT BANKERS...............................................25
                  (aa)     INVENTORIES AND RAW MATERIALS OF FIBERS BUSINESS......................................26
                  (bb)     RECEIVABLES OF THE FIBERS BUSINESS....................................................26
                  (cc)     EMPLOYEES OF FIBERS BUSINESS..........................................................26
                  (dd)     PRODUCTS OF THE FIBERS BUSINESS.......................................................26
                  (ee)     INTRACOMPANY ACCOUNTS.................................................................26
                  (ff)     FOREIGN CURRENCY EXPOSURES............................................................27
                  (gg)     COMPANY NAME..........................................................................27
                  (hh)     INDEBTEDNESS..........................................................................27
         4.2      REPRESENTATIONS AND WARRANTIES BY HOLDINGS, PARENT AND SUBCORP.................................27
                  (a)      ORGANIZATION AND QUALIFICATION, ETC...................................................27
                  (b)      CAPITALIZATION........................................................................28
                  (c)      AUTHORITY.............................................................................28
                  (d)      NON-CONTRAVENTION.....................................................................28
                  (e)      GOVERNMENTAL CONSENTS.................................................................29
                  (f)      ABSENCE OF CERTAIN CHANGES OR EVENTS..................................................29
                  (g)      PROXY STATEMENT.......................................................................29
                  (h)      ACTIVITIES OF SUBCORP.................................................................29
                  (i)      LEGAL PROCEEDINGS.....................................................................30
                  (j)      BROKERS, FINDERS AND INVESTMENT BANKERS...............................................30
                  (k)      OBLIGATIONS TO FUND...................................................................30

ARTICLE 5

ADDITIONAL COVENANTS AND AGREEMENTS..............................................................................30
         5.1      CONDUCT OF BUSINESS............................................................................30
                  (a)      OPERATION BY AFC IN THE ORDINARY COURSE OF BUSINESS...................................30


                  (b)      FORBEARANCES BY AFC...................................................................31
                  (c)      CONDUCT OF THE FIBERS BUSINESS........................................................33
                  (d)      NOTICES OF CERTAIN EVENTS.............................................................33
         5.2      AFC SHAREHOLDERS MEETING.......................................................................34

         5.3      BEST EFFORTS; FURTHER ASSURANCES; COOPERATION..................................................34
                  (a)      REGULATORY ACTION.....................................................................34
                  (b)      CERTAIN LEGAL PROCEEDINGS.............................................................35
                  (c)      NOTICE................................................................................35
         5.4      INVESTIGATION; CONFIDENTIALITY.................................................................35
         5.5      EXPENSES.......................................................................................36
         5.6      PROXY STATEMENT................................................................................36
         5.7      PERIODIC REPORTS...............................................................................36
         5.8      PUBLIC ANNOUNCEMENTS...........................................................................36
         5.9      ANTITRUST CHALLENGES...........................................................................37
         5.10     EMPLOYEE MATTERS...............................................................................37
                  (a)     STAY BONUSES AND SEVERANCE AGREEMENTS..................................................37
                  (b)     EMPLOYEE BENEFIT PLAN MATTERS..........................................................37
                  (c)     LABOR MATTERS..........................................................................39
         5.11     ACCOUNTANT'S LETTERS...........................................................................39
         5.12     NON SOLICITATION; COMPETING OFFERS.............................................................39
         5.13      CONDITIONS IN FIBERS SALE AGREEMENT AND FINANCING.............................................39
         5.14      INVESTMENT SECURITIES.........................................................................39
         5.15     FILPAC INDEBTEDNESS............................................................................39
         5.16     ACCESS TO INFORMATION..........................................................................39
         5.17     SETTLEMENT OF LAWSUITS.........................................................................41
         5.18     ASSUMPTION OF LIABILITIES......................................................................41

ARTICLE 6

CONDITIONS TO THE MERGER.........................................................................................41
         6.1      CONDITIONS TO OBLIGATIONS OF EACH PARTY........................................................41
                  (a)      AFC SHAREHOLDER APPROVAL..............................................................41
                  (b)      HSR ACT...............................................................................41
                  (c)      PROXY STATEMENT.......................................................................41
                  (d)      INJUNCTION, ETC.......................................................................41
         6.2      CONDITIONS TO OBLIGATIONS OF HOLDINGS AND SUBCORP..............................................42
                  (a)      CONSENTS, AUTHORIZATIONS, ETC.........................................................42
                  (b)      REPRESENTATIONS AND WARRANTIES........................................................42
                  (c)      CERTIFICATE...........................................................................42
                  (d)      OPINION AND CONFIRMATION OF AFC'S COUNSEL.............................................42
                  (e)      LETTERS FROM ACCOUNTANTS..............................................................42
                  (f)      ADDITIONAL CERTIFICATES, ETC..........................................................42
                  (g)      RESIGNATIONS..........................................................................43


                  (h)      FINANCING.............................................................................43
                  (i)      SATISFACTION OF CONDITIONS IN FIBERS SALE AGREEMENT...................................43
                  (j)      MORGAN CONSULTING AND NON-COMPETITION AGREEMENT.......................................43
                  (k)      MORGAN SEVERANCE AGREEMENT............................................................43
                  (l)      TRANSFER AGENT'S CERTIFICATE..........................................................43
         6.3      CONDITIONS TO OBLIGATIONS OF AFC...............................................................43
                  (a)      CONSENTS, AUTHORIZATIONS, ETC.........................................................43
                  (b)      REPRESENTATIONS AND WARRANTIES........................................................44
                  (c)      CERTIFICATE...........................................................................44
                  (d)      OPINION AND CONFIRMATION OF HOLDINGS', PARENT'S AND SUBCORP'S
                           COUNSEL...............................................................................44
                  (e)      ADDITIONAL CERTIFICATES, ETC..........................................................44
                  (f)      SATISFACTION OF CONDITIONS IN FIBERS SALE AGREEMENT...................................44
                  (g)      FAIRNESS OPINION......................................................................44

ARTICLE 7

TERMINATION AND ABANDONMENT......................................................................................45
         7.1      TERMINATION AND ABANDONMENT....................................................................45
         7.2      SPECIFIC PERFORMANCE...........................................................................46
         7.3      RIGHTS AND OBLIGATIONS UPON TERMINATION........................................................46
         7.4      CERTAIN FEES AND EXPENSES......................................................................47
                  (a)      EXPENSES..............................................................................47
                  (b)      FEE...................................................................................47
                  (c)      PAYMENT...............................................................................47
         7.5      EFFECT OF TERMINATION..........................................................................48

ARTICLE 8

GENERAL PROVISIONS...............................................................................................48
         8.1      WAIVER OF CERTAIN CONDITIONS...................................................................48
         8.2      NOTICES........................................................................................48
         8.3      TABLE OF CONTENTS; HEADINGS....................................................................49
         8.4      AMENDMENT......................................................................................49
         8.5      NO SURVIVAL OF REPRESENTATIONS, WARRANTIES OR COVENANTS........................................49
         8.6      SEVERABILITY...................................................................................49
         8.7      WAIVER.........................................................................................50
         8.8      NO THIRD PARTY BENEFICIARIES; ASSIGNMENT.......................................................50
         8.9      TIME OF THE ESSENCE; COMPUTATION OF TIME.......................................................50
         8.10     COUNTERPARTS...................................................................................50
         8.11     GOVERNING LAW..................................................................................50
         8.12     ENTIRE AGREEMENT...............................................................................51

                                LIST OF EXHIBITS

Exhibit A                  Plan of Merger
Exhibit B                  Fibers Sale Agreement
Exhibit C                  Articles of Merger
Exhibit D                  Opinion and Confirmation of AFC's Counsel
Exhibit E                  Opinion and Confirmation of Holdings's and SubCorp's
                           Counsel
Exhibit F                  Wachovia Commitment Letter Dated _____________




                               LIST OF SCHEDULES

Schedule       3.1               AFC Stock Option Plans
               4.1(b)            Capitalization
               4.1(d)            Non-Contravention
               4.1(e)            Governmental Consents
               4.1(g)            AFC Subsidiaries
               4.1(h)(iii)       Fibers Business Liabilities
               4.1(i)            Certain Changes or Events
               4.1(j)            Governmental Authorizations and Compliance
                                    with Laws
               4.1(j)(ii)        Permits
               4.1(l)            Tax Matters
               4.1(m)(i)         Possession of Properties
               4.1(m)(ii)        Fibers Real Property
               4.1(m)(iii)       Fibers Personal Property
               4.1(m)(iv)        Headquarters Property
               4.1(n)            Material Contracts
               4.1(o)            Legal Proceedings
               4.1(p)            Labor Relations
               4.1(q)            Insider Interests
               4.1(r)            Intellectual Property
               4.1(s)            Insurance
               4.1(u)            Employee and Fringe Benefit Plans
               4.1(v)            Major Customers of AFC
               4.1(x)            Environmental
               4.1(cc)           Fibers Business Employees
               4.1(ee)           Intracompany Accounts
               4.1(ff)(i)        Foreign Currency - Products
               4.1(ff)(ii)       Foreign Currency - Raw Materials
               4.1(hh)           Indebtedness
               5.1               Conduct of Business

               5.1(b)(vi)        Capital Expenditures
               5.10              Stay Bonuses and Severance Agreements


                                  DEFINED TERMS

AFC....................................................................Preamble
AFC Common Stock...........................................Background Statement
AFC Financial Statements.........................................Section 4.1(h)
AFC Quarterly Report.............................................Section 4.1(h)
AFC Stock Option Plans..............................................Section 3.1
AFC Stock Options...................................................Section 3.1
AFC Shareholders Meeting...........................................Section 4(t)
Affiliate........................................................Section 4.1(n)
Agreement..............................................................Preamble
Applicable Plan Year-End.........................................Section 4.1(u)
Articles of Merger..................................................Section 1.3
Associate........................................................Section 4.1(n)
best of AFC's knowledge..........................................Section 4.1(j)
best of Holdings', Parents and SubCorp's knowledge...............Section 4.2(i)
Bunzl......................................................Background Statement
Certificates.....................................................Section 2.4(b)
Closing.............................................................Section 1.2
Closing Date........................................................Section 1.2
Code.............................................................Section 2.4(e)
Commission..........................................................Section 1.3
Competing Transaction...............................................Section 7.1
Confidentiality Agreement...........................................Section 5.4
EEOC.............................................................Section 4.1(p)
Effective Time......................................................Section 1.3
Employee Plans...................................................Section 4.1(u)
Environmental Laws...............................................Section 4.1(x)
ERISA............................................................Section 4.1(u)
ERISA Affiliate..................................................Section 4.1(u)
Exchange Act.....................................................Section 4.1(f)
Exchange Agent...................................................Section 2.4(a)
Expenses.........................................................Section 7.4(a)
Fee..............................................................Section 7.4(b)
Fibers Balance Sheet.............................................Section 4.1(h)
Fibers Balance Sheet Date........................................Section 4.1(h)
Fibers Business............................................Background Statement
Fibers Financial Statements......................................Section 4.1(h)
Fibers Intellectual Property Agreement...........................Section 4.1(r)
Fibers Intellectual Property Rights.............................Section  4.1(r)
Fibers Material Adverse Effect...................................Section 4.1(i)

Fibers Real Property.............................................Section 4.1(m)
Fibers Sale Agreement......................................Background Statement
FTC..............................................................Section 4.1(e)
Govermental Entity...............................................Section 4.1(e)
hazardous materials..............................................Section 4.1(x)
Hazardous Substance..............................................Section 4.1(x)
Holdings...............................................................Preamble
Holdings Material Contract.......................................Section 4.2(d)
HSR Act..........................................................Section 4.1(d)
"Immediate Family"...............................................Section 4.1(n)
Intellectual Property............................................Section 4.1(r)
Intellectual Property Agreement..................................Section 4.1(d)
Intellectual Property Agreements.................................Section 4.1(r)
IRS...........................................................Section 4.1(u)(i)
Justice..........................................................Section 4.1(e)
Lien.............................................................Section 4.1(d)
Material Adverse Change..........................................Section 4.1(i)
Material Adverse Effect..........................................Section 4.1(a)
Material Contract................................................Section 4.1(d)
Material Contracts...............................................Section 4.1(n)
Merger.....................................................Background Statement
Merger Consideration.............................................Section 2.1(a)
multi-employer plan..............................................Section 4.1(u)
NASDAQ...........................................................Section 2.4(b)
NLRB.............................................................Section 4.1(p)
Option Payment......................................................Section 3.1
Parent.................................................................Preamble
PBGC.............................................................Section 4.1(u)
Plan of Merger.............................................Background Statement
Plastics Business..........................................Background Statement
Performance Share Awards.........................................Section 4.1(b)
Permits..........................................................Section 4.1(j)
Permitted Liens..................................................Section 4.1(m)
Proxy Statement..................................................Section 4.1(t)
Registration Statement...........................................Section 4.1(u)
Rule 13e-3.......................................................Section 4.2(e)
second request...................................................Section 5.3(a)
SEC..............................................................Section 4.1(d)
Securities Act...................................................Section 4.1(f)
SubCorp................................................................Preamble
Subsidiary.......................................................Section 4.1(g)
Surviving Corporation...............................................Section 1.1
Super Fund........................................................Section 4.1(X)
Super Lien........................................................Section 4.1(X)

Tax Returns......................................................Section 4.1(l)
Taxes............................................................Section 4.1(l)
toxic substances.................................................Section 4.1(x)
VSCA................................................................Section 1.1
Waste............................................................Section 4.1(x)

                              AGREEMENT OF MERGER


         THIS AGREEMENT OF MERGER (this "Agreement") is made as of February 19, 1997 among AMERICAN FILTRONA CORPORATION, a Virginia corporation ("AFC"), WBT HOLDINGS LLC, a Georgia limited liability company ("Holdings"), WB PARENT CORP., a Virginia corporation ("Parent"), which is a wholly-owned subsidiary of Holdings, and WB ACQUISITION CORP., a Virginia corporation ("SubCorp"), which is a wholly-owned subsidiary of Parent.


                              BACKGROUND STATEMENT

         Holdings and AFC desire to effect a business combination of AFC and SubCorp pursuant to the Plan of Merger attached hereto as Exhibit A (the "Plan of Merger"), by which SubCorp will merge with and into AFC, and the holders of shares of AFC common stock, $1.00 par value ("AFC Common Stock"), other than Holdings and any of its Subsidiaries (as hereinafter defined), will receive cash in exchange for AFC Common Stock, as provided in this Agreement (the "Merger"). The respective Boards of Directors of Parent, SubCorp and AFC each has, the Managers of Holdings have, and Parent as the sole shareholder of SubCorp has, approved this Agreement and the Plan of Merger. The Board of Directors of AFC has directed that this Agreement and the Plan of Merger be submitted to the shareholders of AFC for their approval.

         The parties contemplate that shares of AFC Common Stock will be acquired by Holdings from its affiliates and will be transferred by Holdings to Parent.

         The parties contemplate that the Closing (as hereinafter defined) of the Merger will take place contemporaneously with, but immediately before, the sale by the surviving corporation in the Merger to FIL Acquisition Corp., a Delaware corporation ("Bunzl"), of the assets used by AFC in conducting the business consisting of AFC's Bonded Fibers Segment (the "Fibers Business") pursuant to the Fibers Sale Agreement of even date herewith between SubCorp and Bunzl attached hereto as Exhibit B (the "Fibers Sale Agreement"). Following the Closing of the Merger and the transactions contemplated under the Fibers Sale Agreement, the surviving corporation in the Merger shall continue to conduct AFC's business consisting of its Plastic Products Segment (the "Plastics Business").


                             STATEMENT OF AGREEMENT

         NOW, THEREFORE, in consideration of the mutual representations, warranties, covenants and agreements contained herein, the parties hereto agree as follows:

                                   ARTICLE 1

                            THE BUSINESS COMBINATION

         1.1 THE MERGER. Subject to the terms and conditions of this Agreement and the Plan of Merger, at the Effective Time (as defined in Section 1.3 hereof), SubCorp shall be merged with and into AFC in accordance with the provisions of this Agreement and the Virginia Stock Corporation Act (the "VSCA"), and the separate existence of SubCorp shall thereupon cease, and AFC, as the surviving corporation in the Merger (hereinafter sometimes referred to as the "Surviving Corporation"), shall continue its corporate existence under the laws of the Commonwealth of Virginia as a wholly-owned subsidiary of Parent. The Plan of Merger provides for the terms and conditions of the Merger, which terms and conditions are incorporated herein and made a part of this Agreement by reference. The Merger shall have the effects provided under the applicable laws of the Commonwealth of Virginia including, but not limited to, Section 13.1-721 of the VSCA.

         1.2 CLOSING. The consummation of the transactions contemplated by this Agreement (the "Closing") shall take place at the offices of Hunton & Williams, Riverfront Plaza, 951 East Byrd Street, Richmond, Virginia 23219-4074, as soon as possible after all conditions set forth in Article 6 have been satisfied or waived in writing but in no event later than the third business day after all such conditions shall have been satisfied or waived (the "Closing Date") or on such other date or time as the parties shall agree.

         1.3 EFFECTIVE TIME OF THE MERGER. If all the conditions set forth in
Article 6 shall have been fulfilled or waived in accordance with this Agreement and provided that this Agreement and the Plan of Merger have not been terminated pursuant to Article 7, the parties shall cause the articles of merger attached hereto as Exhibit C (the "Articles of Merger") to be executed, delivered and filed with the State Corporation Commission of the Commonwealth of Virginia (the "Commission") in accordance with the provisions of the VSCA. The Merger shall become effective at the time a certificate of merger is issued by the Commission with respect to the Merger unless a later effective time and date is specified in the Articles of Merger pursuant to the VSCA (the "Effective Time").

         1.4 ARTICLES OF INCORPORATION; BYLAWS. The Articles of Incorporation and Bylaws of SubCorp as in effect immediately prior to the Effective Time shall be the Articles of Incorporation and Bylaws of the Surviving Corporation at the Effective Time.

         1.5 DIRECTORS AND OFFICERS OF THE SURVIVING CORPORATION. At the Effective Time, the persons who are directors and officers of SubCorp at the Effective Time will become the directors and officers of the Surviving Corporation.

                                   ARTICLE 2

              CONVERSION AND EXCHANGE OF SHARES; ADDITIONAL ACTION

         2.1 CONVERSION OF SHARES. In accordance with the Plan of Merger, at the Effective Time, by virtue of the Merger and without any further action on the part of any holder thereof:

                 (a) AFC COMMON STOCK. Each issued and outstanding share of AFC Common Stock, excluding any such shares held by any of AFC's Subsidiaries and excluding any such shares held by Holdings or any of its Subsidiaries, shall automatically be converted into only the right to receive the consideration for the Merger as set forth in Sections
         2.2 and 2.4 (the "Merger Consideration").

                 (b) SUBCORP STOCK. Each share of AFC Common Stock held by any of AFC's Subsidiaries and each issued and outstanding share of SubCorp at the Effective Time shall be automatically canceled and extinguished, and no payment shall be made in respect thereof.

                 (c) AFC COMMON STOCK HELD BY HOLDINGS. Each issued and outstanding share of AFC Common Stock held by Holdings or any of its Subsidiaries at the Effective Time shall thereafter continue to represent one validly issued, fully paid and nonassessable share of common stock of the Surviving Corporation.

         2.2 MERGER CONSIDERATION. In accordance with the Plan of Merger and this Agreement, the Merger Consideration to be paid for each share of AFC Common Stock shall be Forty Six Dollars and 52 cents ($46.52) in cash.

         2.3 STOCK TRANSFER BOOKS. From and after the Effective Time, no transfer of AFC Common Stock outstanding prior to the Effective Time shall be registered on the stock transfer books of the Surviving Corporation. If, after the Effective Time, certificates for AFC Common Stock other than shares held by Holdings and its Subsidiaries are presented to the Surviving Corporation for transfer, such certificates shall be canceled and exchanged for the consideration as described in Sections 2.1 and 2.2 and in accordance with the Plan of Merger.

         2.4 SURRENDER AND EXCHANGE OF CERTIFICATES REPRESENTING  AFC COMMON
STOCK.

                 (a) EXCHANGE AGENT. Prior to the mailing of the Proxy Statement (as hereinafter defined) to the holders of record of AFC Common Stock, Holdings shall appoint Wachovia Bank of North Carolina, N.A. to act as exchange agent for the Merger (the "Exchange Agent") pursuant to an exchange agent agreement reasonably acceptable to AFC and Holdings. At the Effective Time, Holdings shall deposit with the Exchange Agent cash in the amount of the Merger Consideration less the amount of cash and cash-equivalents held by AFC at the Effective Time and, pursuant to irrevocable instructions, direct the Exchange Agent to pay the Merger Consideration.

                 (b) SURRENDER OF CERTIFICATES. Promptly after the Effective Time, Holdings shall cause the Exchange Agent to mail and otherwise make available to each record holder as of the Effective Time of an outstanding certificate or certificates that immediately prior to the Effective Time represented shares of AFC Common Stock (the "Certificates"), a letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon proper delivery of the Certificates to the Exchange Agent) and instructions for use in effecting the surrender of the Certificates for payment therefor and conversion thereof, which letter of transmittal shall comply with all applicable rules and regulations of the NASDAQ Stock Market ("NASDAQ"). Upon surrender to the Exchange Agent of the Certificates, together with such letter of transmittal duly executed, the holder of such Certificates shall be entitled to receive promptly in exchange therefor a check representing the Merger Consideration to which such holder shall have become entitled pursuant to Section 2.2 and the Plan of Merger, and the Certificates so surrendered shall forthwith be canceled. If any portion of the Merger Consideration to be received upon exchange of a Certificate is to be paid to a person other than the person in whose name the Certificate surrendered and exchanged therefor is registered, it shall be a condition of such payment that the Certificate so surrendered shall be properly endorsed or otherwise in proper form for transfer and that the person requesting such exchange shall pay in advance any transfer or other taxes required by reason of the issuance of a check representing cash to such other person, or establish to the reasonable satisfaction of the Exchange Agent that such tax has been paid or that no such tax is applicable. From the Effective Time until surrender in accordance with the provisions of this Section 2.4 and the Plan of Merger, each Certificate (other than Certificates held by Holdings or any of its Subsidiaries) shall represent for all purposes only the right to receive the Merger Consideration. All payments in respect of AFC Common Stock that are made in accordance with the terms hereof shall be deemed to have been made in full satisfaction of all rights pertaining to such securities.

                 (c) LOST CERTIFICATES. In the case of any lost, misplaced, stolen or destroyed Certificate, the holder thereof may be required, as a condition precedent to delivery to such holder of the Merger Consideration, to deliver to Holdings an indemnity agreement and a bond in such reasonable sum as Holdings may direct as indemnity against any claim that may be made against the Exchange Agent, Holdings, Parent or the Surviving Corporation with respect to the Certificate alleged to have been lost, misplaced, stolen or destroyed.

                 (d) NO INTEREST. No interest shall be paid or accrued on any portion of the Merger Consideration regardless of the cause for delay in payment of the Merger Consideration.

                 (e) WITHHOLDING RIGHTS. Holdings or the Exchange Agent shall be entitled to deduct and withhold from the Merger Consideration otherwise payable pursuant to this Agreement to any holder of shares of AFC Common Stock and pay to the appropriate tax authority such amounts as Holdings or the Exchange Agent is required to deduct, withhold and pay with respect to the making of such payment under the Internal Revenue Code of 1986, as amended, (the "Code"), or any provision of state, local or foreign tax law. To the extent that amounts are so withheld by Holdings or the Exchange Agent, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the holder of the shares of AFC Common Stock in respect of which such deduction and withholding was made by Holdings or the Exchange Agent.


                                   ARTICLE 3

                                AFC STOCK OPTIONS

         3.1 Schedule 3.1 lists all plans for the issuance of options to acquire AFC Common Stock (the "AFC Stock Option Plans") and plans for awards of performance shares, together with a list of all outstanding and unexercised options and all awards of performance shares under those plans, including as to each option or performance share award, the number of shares of AFC Common Stock covered by such option or performance share award, the date of grant of such option or performance share award and the date of expiration of such option. True and correct copies of all plans, and a copy of each form of option and performance share award listed on Schedule 3.1 have been delivered to Holdings. All outstanding options to purchase AFC Common Stock granted pursuant to the AFC Stock Option Plans shall be amended to provide that each such option shall become exercisable at the Effective Time and that each holder shall receive, as soon as practicable after the Effective Time, a payment equal to the per share Merger Consideration less the applicable option exercise price for each share subject to an outstanding option (each such payment an "Option Payment").

                                    ARTICLE 4

                         REPRESENTATIONS AND WARRANTIES

         4.1 REPRESENTATIONS AND WARRANTIES BY AFC. AFC represents and warrants to and agrees with Holdings, Parent and SubCorp as of the date of this Agreement and as of the Closing as follows:

                 (a) ORGANIZATION AND QUALIFICATION. AFC is a corporation duly organized, validly existing and in good standing under the laws of the Commonwealth of Virginia, has the corporate power and authority to own all of its properties and assets and to carry on its business as it is now being conducted, and is duly qualified to do business and is in good standing in each of the jurisdictions in which the failure to be so qualified would have a material adverse effect on the consolidated financial condition, results of operations or business of AFC and its Subsidiaries, taken as a whole (a "Material Adverse Effect"). The copies of AFC's Articles of Incorporation and Bylaws, as amended to date, that have been delivered to Holdings, are complete and correct, and such instruments, as so amended, are in full force and effect at the date hereof.

                 (b) CAPITALIZATION. The authorized capital stock of AFC consists of 10,000,000 shares of AFC Common Stock. All of the issued and outstanding shares of AFC Common Stock are duly authorized, validly issued, fully paid and nonassessable, and were not issued in violation of any preemptive rights. As of the date hereof: (i) 3,816,629 shares of AFC Common Stock are issued and outstanding; (ii) 258,800 shares of AFC Common Stock are subject to outstanding options pursuant to the AFC Stock Option Plans ; and (iii) there are no outstanding performance share awards under the 1988 Performance Share Plan (the "Performance Share Awards"). Except as set forth on Schedule 3.1 or Schedule 4.1(b) and in this Section 4.1(b), there are no shares of capital stock of AFC outstanding, and there are no subscriptions, options, convertible securities, calls, rights, warrants, performance share awards or other agreements, claims or commitments of any nature whatsoever obligating AFC to issue, transfer, register with any securities commission or other authority, deliver or sell or cause to be issued, transferred, so registered, delivered or sold, additional shares of the capital stock or other securities of AFC or obligating AFC to grant, extend or enter into any such agreement or commitment.

                 (c) AUTHORITY. AFC has the corporate power and authority to execute and deliver this Agreement and, subject to the receipt of the approval of this Agreement and the Plan of Merger by the affirmative vote of more than two-thirds of the outstanding shares of AFC Common Stock, to consummate the Merger. The execution and delivery by AFC of this Agreement and the consummation by AFC of the Merger in accordance with the Plan of Merger have been duly authorized by its Board of Directors. Except for the approval of this Agreement and the Plan of Merger by the holders of AFC Common Stock, no other corporate action on the part of AFC is necessary to authorize the execution and delivery of this Agreement by AFC or the consummation by AFC of the Merger in accordance with the Plan of Merger. This Agreement has been duly executed and delivered by AFC and is a valid, binding and enforceable agreement of AFC.

                 (d) NON-CONTRAVENTION. The execution and delivery of this Agreement by AFC do not and, subject to the approval of this Agreement and the Plan of Merger by the holders of AFC Common Stock, the filing of all necessary forms with the Securities and Exchange Commission (the "SEC") and the expiration of all applicable waiting periods after the filings required by the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the "HSR Act") referred to in paragraph (e) below, the consummation by AFC of the Merger, will not (A) violate or conflict with any provision of the Articles of Incorporation or Bylaws of AFC or any of its Subsidiaries, or (B) except as set forth on Schedule

 4.1(d)(i) and except insofar as it would not have a Material Adverse Effect, violate or conflict with, or result (with the giving of notice or the lapse of time or both) in a violation of or constitute a default under any provision of, or result in the acceleration or termination of or entitle any party to accelerate or terminate (whether after the giving of notice or lapse of time or both), any obligation or benefit under, or result in the creation or imposition of any Lien (as hereinafter defined) upon any of the assets or properties of AFC or any of its Subsidiaries or require consent, authorization or approval of any person or entity pursuant to any provision of any "Material Contract" (as hereinafter defined), "Intellectual Property Agreement" (as hereinafter defined), or law, ordinance, regulation, order, arbitration award, judgment or decree to which AFC or any of its Subsidiaries is a party or by which it or its assets or properties are bound and will not constitute an event permitting termination of any Material Contract or Intellectual Property Agreement to which AFC or any of its Subsidiaries is a party or require any additional payment or expense to avoid any such event. As used herein, a "Lien" with respect to any property refers to any mortgage, lien, pledge, charge, security interest, encumbrance or other adverse claim of any kind (including the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement) relating to such property. Except for violations, conflicts, defaults, accelerations, terminations, entitlements, creations or impositions of Liens or other encumbrances, conflicts or events described on
Schedule 4.1(d), no such event shall cause a Material Adverse Effect or cause any material damage, additional cost or expense (including any payments or expenses incurred to obtain consents or waivers) to Holdings or the Surviving Corporation.

                 (e) GOVERNMENTAL CONSENTS. Except for the consents described in
         Schedule 4.1(e), other than the filing of the Proxy Statement (as hereinafter defined) with the SEC and, to the extent required, any filings with or approvals by any state securities commissions or authorities, filings with the Federal Trade Commission (the "FTC") and the Department of Justice ("Justice") under the HSR Act and the filing of the Articles of Merger with the Commission, no consent, authorization, clearance, order or approval of, or filing or registration with, any executive, judicial or other public authority, agency, department, bureau, division, unit or court or other public person or entity (any of which is hereinafter referred to as a "Governmental Entity") is required for or in connection with the execution and delivery of this Agreement by AFC and the consummation by AFC of the Merger.

                 (f) PERIODIC REPORTS. Since January 1, 1993, AFC has timely filed all forms and reports with the SEC required to be filed by it pursuant to the Securities Act of 1933 (the "Securities Act") and the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the SEC rules and regulations thereunder, all of which have complied as of their respective filing dates in all material respects with all applicable requirements of the Securities Act and the Exchange Act, and the rules promulgated thereunder, except for such statements, if any, as have been modified by subsequent filings. AFC has delivered all such forms and reports to Holdings. None of such forms or reports at the time filed contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, except for such statements, if any, as have been modified by subsequent filings.

                 (g) SUBSIDIARIES. AFC owns, directly or indirectly, all the outstanding capital stock of each of its Subsidiaries, free and clear of all Liens and all such capital stock is duly authorized, validly issued and outstanding, fully paid and nonassessable, and except as set forth in Schedule 4.1(g), neither AFC nor any of its Subsidiaries has made any material investment in, or material advance of cash or other extension of credit to, any person, corporation or other entity other than its Subsidiaries. None of such Subsidiaries has any commitment to issue or sell any shares of its capital stock or any securities or obligations convertible into or exchangeable for, or giving any person (other than AFC) any right to acquire from such Subsidiary, any shares of its capital stock, and no such securities or obligations are outstanding. Each of AFC's Subsidiaries is a corporation duly organized and validly existing in good standing under the laws of its jurisdiction of incorporation and has the corporate power and authority to own all of its properties and assets and to carry on its business as it is now being conducted. Each of AFC's Subsidiaries is duly qualified to do business and is in good standing in all jurisdictions where such qualification is required and where failure to so qualify would have a Material Adverse Effect. As used in this Agreement, the term "Subsidiary" means, with respect to any person, corporation or other entity, any corporation or other organization, whether incorporated or unincorporated, of which at least a majority of the securities or interests having by the terms thereof voting power to elect a majority of the board of directors or others performing similar functions with respect to such corporation or other organization is at that time directly or indirectly owned or controlled by such person, corporation or other entity, or by any one or more of its Subsidiaries, or by such person, corporation or other entity, and one or more of its Subsidiaries.

                 (h) FINANCIAL STATEMENTS.

                        (i) AFC has previously furnished Holdings with a true
                 and complete copy of the balance sheets of AFC as of December 31, 1994, 1995 and 1996 and the related statements of income, shareholders' equity and cash flows for the years then ended, including the notes thereto, certified or to be certified by Coopers & Lybrand L.L.P., independent certified public accountants, and the financial statements of AFC, including the notes thereto, contained in the AFC Quarterly Report on Form 10-Q for the quarter ended September 30, 1996 in the form last delivered to Holdings on or prior to the date of this Agreement (the "AFC Quarterly Report"). AFC will furnish to Holdings as soon as available true and complete copies of the comparable financial statements of AFC as of March 31, 1997 and the fiscal quarter then ended. All of the foregoing financial statements are referred to hereunder as the "AFC Financial Statements." The AFC Financial Statements have been or will be prepared from, and are or will be in accordance with, the books and records of AFC and present or will present fairly the consolidated financial position, results of operations and cash flows of AFC and its Subsidiaries taken as a whole as of the dates and for the periods indicated, in each case in conformity with generally accepted accounting principles, consistently applied, except as otherwise stated in the AFC Financial Statements and, for statements covering interim periods, include or will include all adjustments (consisting only of normal recurring accruals) that are necessary for the fair presentation of the consolidated financial position, results of operations and cash flows of AFC and its Subsidiaries.

                        (ii) AFC has previously furnished Holdings with a true
                 and complete copy of the balance sheets of the Fibers Business as of December 31, 1995, September 30, 1996 and December 31, 1996 and the related statements of income for the periods then ended and will furnish to Holdings true and complete copies of the comparable financial statements of the Fibers Business as of March 31, 1997 and the fiscal quarter then ended (the "Fibers Financial Statements"). The Fibers Financial Statements have been or will be prepared from, and are or will be in accordance with, the books and records of AFC and present or will present fairly the financial position and results of operations of the Fibers Business as of the dates and for the periods indicated, in each case in conformity with generally accepted accounting principles, consistently applied, except that:

                              (A) The statements do not or will not contain
                                  disclosure notes.

                              (B) The statements do not or will not reflect any
                                  income taxes.

                              (C) The statements do not or will not reflect any
                                  allocations of corporate overhead.

                 The Fibers Financial Statements covering interim periods include or will include all adjustments (consisting only of normal recurring accruals) that are necessary for the fair presentation of the financial position and the results of operations of the Fibers Business.

                        (iii) There are no liabilities of the Fibers Business of
                 any kind whatsoever, whether accrued, contingent, absolute, determined, determinable or otherwise, other than:

                              (A) liabilities provided for in the balance sheet
                        of the Fibers Business (the "Fibers Balance Sheet") at September 30, 1996 (the "Fibers Balance Sheet Date") included in the Fibers Financial Statements;

                              (B) liabilities disclosed or described on Schedule
                        4.1(h)(iii); and

                              (C) other liabilities incurred in the ordinary
                        course of business of the Fibers Business since the Fibers Balance Sheet Date that, individually or in the aggregate, are not material to the business, financial condition or results of operations of the Fibers Business, taken as a whole.

                 (i) ABSENCE OF CERTAIN CHANGES OR EVENTS. Except as disclosed in Schedule 4.1(i) or in any report filed by AFC with the SEC prior to the date of this Agreement, since December 31, 1995, there has not been: (i) any Material Adverse Change (as used in this Agreement, "Material Adverse Change" means any material adverse change in the business, financial condition or results of operations of AFC and its Subsidiaries taken as a whole); (ii) any damage, destruction, loss or casualty to property or assets of AFC or any of its Subsidiaries, whether or not covered by insurance, that would have a Material Adverse Effect; (iii) any strike, work stoppage or slowdown or other labor trouble involving AFC or any of its Subsidiaries that would have a Material Adverse Effect; (iv) any declaration, setting aside or payment of any dividend or distribution (whether in cash, capital stock or property) with respect to the capital stock of AFC other than regular quarterly cash dividends at the rate of $0.28 per share on AFC Common Stock; (v) any redemption or other acquisition by AFC of any of the capital stock of AFC (except for the acquisition of AFC Common Stock in payment of the exercise price upon the exercise of AFC Stock Options and payment of performance share related withholding taxes); (vi) any split, combination, reclassification or other similar change in the outstanding AFC Common Stock; (vii) any incurrence, assumption or guarantee of any indebtedness for borrowed money with respect to the Fibers Business; (viii) creation of any Lien involving an amount in excess of $10,000 with respect to any assets of the Fibers Business;
         (ix) any damage, destruction or other casualty loss (whether or not covered by insurance) affecting the Fibers Business or any asset of the Fibers Business that, individually or in the aggregate, has had or could reasonably be expected to have a material adverse effect of the financial condition, results of operations or business of the Fibers Business (a "Fibers Material Adverse Effect"); (x) any transaction or commitment made, or any contract or agreement entered into, by AFC relating to the Fibers Business or any asset of the Fibers Business (including the acquisition or disposition of any assets) or any relinquishment by AFC of any contract or other right, in either case involving an amount in excess of $25,000, other than transactions and commitments in the ordinary course of business consistent with past practices and those contemplated by this Agreement; (xi) any change in any method of accounting or accounting practice by AFC with respect to the Fibers Business except for any such change required by reason of a concurrent change in GAAP; (xii) any (A) employment, deferred compensation, severance, retirement or other similar agreement entered into with any employee of the Fibers Business (or any amendment to any such existing agreement), (B) grant of any severance or termination pay to any such employee or (C) change in compensation or other benefits payable to any such employee pursuant to any severance or retirement plans or policies, other than in the ordinary course of business consistent with past practice; (xiii) any labor dispute, other than routine individual grievances, or any activity or proceeding by a labor union or representative thereof to organize any employees of the Fibers Business, or any lockouts, strikes, slowdowns, work stoppages or threats thereof by or with respect to such employees;
         (xiv) any capital expenditure, or commitment for a capital expenditure, for additions or improvements to property, plant and equipment with respect to the Fibers Business exceeding $100,000 in the aggregate;
         (xv) any disposition of any capital asset of the Fibers Business involving an amount in excess of $25,000; (xvi) with respect to the Fibers Business, any loss of any significant customer or customer accounts or any significant decrease in the sales volume to any significant customer; or (xvii) any agreement to do any of the foregoing. Since December 31, 1995, there has not been any issuance by AFC of any shares, or options, calls or commitments relating to shares of its capital stock, or any securities or obligations convertible into or exchangeable for, or giving any person any right to acquire from it, any shares of its capital stock other than the issuance of stock options, performance shares or shares of AFC Common Stock pursuant to the AFC Stock Option Plans and except as set forth on Schedule 4.1(b).

                 (j) GOVERNMENTAL AUTHORIZATION AND COMPLIANCE WITH LAWS. Except as set forth on Schedule 4.1(j) and except insofar as the failure to do so would not have a Material Adverse Effect, AFC and its Subsidiaries
         (i) are in compliance with all laws, orders, regulations, policies and guidelines of all Governmental Entities applicable to AFC and its Subsidiaries or their businesses or properties and assets, and (ii) have all permits, certificates, licenses, approvals and other authorizations required in connection with the operation of their businesses. Schedule 4.1(j)(ii) correctly describes each license, franchise, permit or other similar authorization affecting, or relating in any way to the Fibers Business or, with respect to the business, assets, or operations of AFC or any of its Subsidiaries, required by any Environmental Law (as defined below), together with the name of the Governmental Entity issuing such license or permit or requiring such notice (the "Permits") with an indication of which Permits affect or relate in any way to the Fibers Business. Except as set forth on
         Schedule 4.1(j)(ii), such Permits are valid and in full force and effect, and none of the Permits will be terminated or impaired or become invalid, in whole or in part, as a result of the Merger. As of the date hereof, no notice has been issued and, to the best of AFC's knowledge (as defined below), no investigation or review is pending or is contemplated or threatened by any Governmental Entity (Y) with respect to any alleged violation by AFC or any Subsidiary of any law, order, regulation, policy or guideline of any Governmental Entity, or
         (Z) with respect to any alleged failure to have all permits, certificates, licenses, approvals and other authorizations required in connection with the operation of the business of AFC and its Subsidiaries. Neither AFC nor any Subsidiary is in violation of any judgment, decree, injunction, ruling or order of Governmental Entity binding on AFC or such Subsidiary the violation of which would have a Material Adverse Effect. As used in this Agreement, the "best of AFC's knowledge" and any other reference to the knowledge of AFC or its officers or directors shall mean the actual knowledge, without independent investigation, of John L. Morgan,

         Leo C. Drozeski, Jr., John D. Barlow Jr., Randall L. Hagan, Anthony M. Vincent and Bruce A. Nylander.

                 (k) CONDUCT OF BUSINESS. Since December 31, 1995, AFC and its Subsidiaries have conducted their businesses in the ordinary and usual course consistent with prior practice.

                 (l) TAX MATTERS. Except as set forth on Schedule 4.1(l), (i) all material Taxes (as defined below) due and payable by AFC and its Subsidiaries have been paid and are not delinquent; (ii) to the extent required by GAAP, estimates for all Taxes due but not yet payable for all periods through December 31, 1996 have been accrued on the books of AFC, and adequate reserves have been established therefor as of the end of such periods; (iii) all material Taxes due and payable by AFC and its Subsidiaries for all periods through December 31, 1996 have been paid or provided for in the AFC Financial Statements and are not delinquent; (iv) as of the date hereof, there are no pending claims asserted for Taxes against AFC or any of its Subsidiaries or outstanding agreements or waivers extending the statutory period of limitation applicable to any tax return of AFC or any of its Subsidiaries for any period; (v) AFC and each of its Subsidiaries have duly and timely filed all material federal, state, local and foreign tax returns and all other returns heretofore required to be filed ("Tax Returns") with respect to all Taxes. AFC has delivered to Holdings true and correct copies of all federal income Tax Returns for the 1994 and 1995 taxable periods. AFC has not filed a consent to the application of
         Section 341(f) of the Code. AFC has made all estimated federal income tax deposits and, for all currently open taxable periods, has complied in all material respects with the tax withholding provisions and employment tax provisions of all applicable federal, state, local and other laws. "Taxes" shall mean all taxes arising under the Code or arising under any federal, state, local or foreign law, rule, regulation or order including, without limitation, any income, profits, employment, sales, gross receipts, use, occupation, excise, real property, personal property or ad valorem taxes or any license or franchise fee or tax and all penalties and interest related thereto.

                 (m) PROPERTY. (i) AFC or one of its Subsidiaries has good and marketable title to all properties and assets reflected in the balance sheet dated December 31, 1995 (or acquired after that date), and valid leasehold interests in all properties and assets not reflected on such balance sheet but used by AFC or a Subsidiary in its business, free and clear of any title defects, liens, charges, pledges, security interests, adverse claims, or other encumbrances, except (A) mortgages and liens securing debt reflected as liabilities on such balance sheet,
         (B) liens for current taxes and assessments not in default, (C) mechanics', carriers', workmen's, repairman's, statutory or common law liens either not delinquent or being contested in good faith and (D) Liens, encumbrances, covenants, rights-of-way, minor imperfections of title, building or use restrictions, easements, exceptions, variances, reservations and other matters or limitations of any kind, if any, that do not have a Material Adverse Effect. Except as set forth on Schedule 4.1(m)(i), no person other than

         AFC or one of its Subsidiaries is currently entitled to possession of any of the properties of AFC, whether owned, leased or used by AFC or one of its Subsidiaries. To the best of AFC's knowledge, the real property, buildings, structures and improvements owned, leased or used by AFC or any of its Subsidiaries conform to all applicable laws, ordinances and regulations, including zoning regulations, none of which would upon consummation of the Merger materially adversely interfere with the use of such properties, buildings, structures or improvements for the purposes for which they are now utilized. The properties and assets owned or leased by AFC are adequate in all material respects for the conduct of its businesses as presently conducted.

                 (ii) Schedule 4.1(m)(ii) correctly describes all real property used in the Fibers Business (the "Fibers Real Property"), that AFC owns, leases or subleases, any title insurance policies and surveys with respect thereto, and any Liens thereon, specifying in the case of leases or subleases, the name of the lessor or sublessor, the lease term and the basic annual rent.

                 (iii) Schedule 4.1(m)(iii) constitutes a depreciation schedule at December 31, 1996 of all machinery, equipment, furniture, vehicles, storage tanks and other trade fixtures and fixed assets that are owned by AFC and used in the Fibers Business.

                 (iv) Schedule 4.1.(m)(iv) constitutes a depreciation schedule at December 31, 1996 of all machinery, equipment, furniture, vehicles, storage tanks and other trade fixtures and fixed assets that are owned by AFC and located in the headquarters building.

                 (v) AFC has good and marketable, indefeasible, fee simple title (subject only to Permitted Liens) to, or in the case of leased property has valid leasehold interests in, all property used in the Fibers Business (whether real, personal, tangible or intangible) and reflected on the Fibers Balance Sheet of AFC at December 31, 1995, or acquired after that date, except for assets sold since that date in the ordinary course of business consistent with past practices.

                 (vi) No property used in the Fibers Business is subject to any Lien, except:

                        (A)   Liens disclosed on the Fibers Balance Sheet;

                        (B) Liens for taxes not yet due or being contested in
                 good faith (and for which adequate accruals or reserves have been established on the Fibers Balance Sheet); and

                        (C) Liens, covenants, rights-of-way, zoning restrictions
                 and other encumbrances or restrictions of record that do not materially detract from the value of such assets as now used in the Fibers Business, or materially interfere with any present or intended use of such assets (clauses (A), (B) and (C) are, collectively, the "Permitted Liens").

                 (vii) No violation of any law, regulation or ordinance (including, without limitation, laws, regulations or ordinances relating to zoning, city planning or similar matters) relating to the Fibers Business or any asset used in the Fibers Business currently exists or has existed at any time, except for violations which have not had and would not reasonably be expected to have, individually or in the aggregate, a Fibers Material Adverse Effect.

                 (n) MATERIAL CONTRACTS. Schedule 4.1(n) contains a correct and complete list as of the date hereof, of the following (hereinafter referred to as the "Material Contracts"):

                            (i) except for investment securities held by AFC or
                 any of its Subsidiaries, all bonds, debentures, loan agreements, notes, mortgages, deeds to secure debt, deeds of trust and guaranties to which AFC or any Subsidiary is a party or by which AFC or any Subsidiary or its properties or assets are bound;

                           (ii) all leases (whether capital or operating)
                 involving an annual commitment or annual payments of $25,000 or more under which AFC or any Subsidiary is the lessee of real or personal property, and all leases of property used in the Fibers Business with a (A) book value in excess of $10,000 or
                 (B) fair market value in excess of $25,000, specifying the name of the lessor or sublessor, the lease term and basic annual rent;

                          (iii) all employment and consulting agreements between
                 AFC or any Subsidiary and any person or entity;

                           (iv) all existing contracts and commitments (other
                 than those described in subparagraphs (i), (ii) or (iii), and any Employee Plans (as hereinafter defined) to which AFC or any Subsidiary is a party or by which AFC or any Subsidiary or its properties or assets may be bound involving either (A) annual payments of $25,000 or more or (B) aggregate payments of $50,000 or more;

                            (v) any collective bargaining agreements;

                           (vi) any agreement for the purchase of materials,
                 supplies, goods, services, equipment or other assets for the Fibers Business providing for (A) annual payments of $25,000 or more, (B) aggregate payments of $25,000 or more or (C) the purchase of more than 90 days usage of raw materials;

                          (vii) any sales, distribution or other similar
                 agreement providing for the sale of materials, supplies, goods, services, equipment or other assets of the Fibers

                 Business that provides for either (A) annual payments of $25,000 or more or (B) aggregate payments of $50,000 or more;

                           (viii) any partnership, joint venture or other
                 similar agreement or arrangement with respect to the Fibers Business;

                           (ix) any agreement relating to the deferred purchase
                 price of property of the Fibers Business (whether incurred, assumed, guaranteed or secured by any asset), except any such agreement with an aggregate outstanding principal amount not exceeding $25,000 and which may be prepaid on not more than 30 days notice without the payment of any penalty;

                            (x) any option, license, franchise or similar
                 agreement with respect to the Fibers Business or any assets used in the Fibers Business;

                           (xi) any agency, dealer, sales representative,
                 marketing or other similar agreement with respect to the Fibers Business;

                          (xii) any agreement that limits the freedom of AFC to
                 compete in any line of business or with any person or entity or in any area or to own, operate, sell, transfer, pledge or otherwise dispose of or encumber any asset used in the Fibers Business or that would so limit the freedom of AFC or Bunzl after the Closing Date;

                         (xiii) any agreement providing for any purchase or sale
                 obligations with respect to the Fibers Business with a duration of such obligations in excess of six months;

                          (xiv) any agreement with or for the benefit of (A) any
                 Affiliate (as defined below) of AFC; (B) any person or entity directly or indirectly owning, controlling or holding with power to vote, 5% or more of the outstanding voting securities of AFC or any of its Affiliates, (C) any person or entity 5% or more of whose outstanding voting securities are directly or indirectly owned, controlled or held with power to vote by AFC or any of its Affiliates or (D) any director or officer of AFC or any of their respective Affiliates or any "Associates" or members of the "Immediate Family" (as used herein, the terms "Affiliate", "Associate" or "Member of the Immediate Family" being respectively defined in Rule 12b-2 or Rule 16a-1 of the Exchange Act) of such person or entity; and

                           (xv) any other agreement, commitment, arrangement or
                 plan with respect to the Fibers Business not made in the ordinary course of business that is material to the business, financial condition, results of operations or properties of the Fibers Business.

         True and complete copies of all Material Contracts, including all amendments thereto, have been delivered to Holdings. Except as set forth on Schedule 4.1(n): (i) all Material Contracts are in full force and effect and constitute the valid and binding obligations of AFC and, to the best of AFC's knowledge, the other parties thereto; (ii) there has not been and there currently is no breach of any Material Contract by AFC or any of its Subsidiaries or, to the best of AFC's knowledge, any other party thereto in any material respect; (iii) no event has occurred that (whether with or without notice, lapse of time or the happening or occurrence of any other event) would constitute a default by AFC or any of its Subsidiaries thereunder entitling another party to terminate a Material Contract; and (iv) the continuation, validity and effectiveness of all such Material Contracts under the current terms thereof and the current rights and obligations of AFC or any of its Subsidiaries thereunder will in no way be affected, altered or impaired by the consummation of the Merger. Except as disclosed in Schedule 4.1(n), there are no contracts or options to sell or lease any material properties or material assets of AFC or any of its Subsidiaries other than in the ordinary course of business.

                 (o) LEGAL PROCEEDINGS. Except as set forth in Schedule 4.1(o):
         (i) there is no claim, action, suit, proceeding or investigation pending or, to the best of AFC's knowledge, contemplated or threatened against AFC or any Subsidiary or any of its properties or assets (or any of its officers or directors in connection with the business of AFC and its Subsidiaries) before any arbitrator or Governmental Entity, domestic or foreign, that, in the event of a final adverse determination as to any claim made therein, considered individually or in the aggregate with all such other unscheduled claims, actions, suits or proceedings, would have a Material Adverse Effect, or that seeks treble damages, seeks damages in connection with the Merger or the Fibers Sale Agreement or seeks to prohibit, restrict or delay consummation of the Merger or the Fibers Sale Agreement or any of the conditions to consummation of the Merger or the Fibers Sale Agreement or to limit in any material manner the right of Holdings or Parent to control the Surviving Corporation or any aspect of the business of AFC or its Subsidiaries after the Effective Time, nor is there any judgment, decree, injunction, ruling or order of any Governmental Entity, arbitrator or any other person outstanding against AFC or any Subsidiary having any such effect; and (ii) neither AFC nor any Subsidiary is a party to or bound by any judgment, decree, injunction, ruling or order of any Governmental Entity, arbitrator or any other person against AFC or any Subsidiary that, when considered individually or in the aggregate with all such other judgments, decrees, injunctions, rulings or orders, would have a Material Adverse Effect.

                 (p) LABOR RELATIONS. AFC is in compliance in all material respects with all federal and state laws respecting employment and employment practices, terms and conditions of employment, wages and hours, and is not engaged in any unfair labor or unlawful employment practice. Except as set forth in Schedule 4.1(p), (i) there is no unlawful employment practice or discrimination charge pending before the Equal Employment Opportunity Commission ("EEOC") or any EEOC recognized state
                                   16

        "referral agency;" (ii) there is no unfair labor practice charge or complaint against AFC or any Subsidiary pending before the National Labor Relations Board ("NLRB"); (iii) there is no labor strike, dispute, slowdown or stoppage actually pending or, to the best of AFC's knowledge, threatened against or involving or affecting AFC or any Subsidiary; (iv) there is no NLRB representation question respecting any of its employees; (v) there is no grievance or arbitration proceeding pending and no written claim therefor exists; and (vi) there is no collective bargaining agreement that is binding on AFC or any Subsidiary. Except for any Material Contract disclosed pursuant to
         Section 4.1(n), neither AFC nor any Subsidiary is a party to or bound by any agreement, arrangement or understanding with any employee or consultant that cannot be terminated on notice of ninety (90) or fewer days without liability to AFC or a Subsidiary or that entitles the employee or consultant to receive any salary continuation or severance payment or retain any specified position with AFC or a Subsidiary.

                 (q) INSIDER INTERESTS. Except for this Agreement and as disclosed or incorporated by reference in the AFC's 1995 Annual Report on Form 10-K, AFC's proxy statement for its 1995 annual meeting of shareholders, or on Schedule 4.1(q), no known affiliate, officer or director of AFC or any Subsidiary (i) has any agreement with AFC or any Subsidiary or any interest in any property, real or personal, tangible or intangible, including without limitation trade names or trademarks used in or pertaining to the business of AFC or any Subsidiary, except for the normal rights as a shareholder or (ii) as of the date hereof, to the best of AFC's knowledge, has any claim or cause of action against AFC or any Subsidiary, except for accrued compensation and benefits, expenses and similar obligations incurred in the ordinary course of business (including reimbursement of medical expenses pursuant to Employee Plans) with respect to directors or employees of AFC or any Subsidiary.

                 (r) INTELLECTUAL PROPERTY. Schedule 4.1(r) lists all patents, trademarks, service marks, trade names, copyrights, or applications for the foregoing and all computer programs, firmware and documentation relating thereto used in the Fibers Business (other than computer software generally available to the public and having a purchase price of less than $1,000 per application) used by AFC or a Subsidiary ("Intellectual Property") with an indication of any that are owned or licensed by or to AFC or any affiliate of AFC or used or held for use in the Fibers Business currently (the "Fibers Intellectual Property Rights"). AFC or a Subsidiary owns or, to the extent disclosed on
         Schedule 4.1(r), has adequate rights to use all Intellectual Property that is material to the operation of AFC's or any of its Subsidiaries' businesses as of the date hereof (the Agreements relating thereto are referred to as the "Intellectual Property Agreements", all of which are listed on Schedule 4.1(r) with an indication of any such agreements that relate to the Fibers Intellectual Property Rights, which agreements are referred to herein as the "Fibers Intellectual Property Agreements"). As to any Intellectual Property owned by AFC or any Subsidiary, such Intellectual Property is owned free and clear of all material claims of
                                      17
         others, including employees, former employees or independent contractors of AFC or any Subsidiary, and neither AFC nor any Subsidiary has received notice that the use of such Intellectual Property in the business of AFC or the Subsidiaries violates or infringes upon the claimed rights of others. As to the Intellectual Property Agreements, except as set forth in Schedule 4.1(r), (i) all such agreements are in full force and effect, (ii) neither AFC nor any Subsidiary, nor to the best of AFC's knowledge any other party thereto, is in material default under any such agreement, (iii) neither AFC nor any Subsidiary is obligated to make any royalty or similar payments under any such agreements except as stated therein, and (iv) the rights of AFC or any Subsidiary under such agreements will not be affected by the consummation of the Merger. Except as set forth in Schedule 4.1(r), neither AFC nor any Subsidiary has granted to any person any license or other right to use in any manner any of the Intellectual Property owned by AFC or any Subsidiary or has granted any sublicense or right to use any Intellectual Property licensed to AFC or any Subsidiary under the Intellectual Property Agreements. Schedule 4.1(r) specifies as to each Fibers Intellectual Property Right, as applicable: (i) the nature of such Fibers Intellectual Property Right; (ii) the owner of such Intellectual Property Right; (iii) the jurisdictions by or in which such Fibers Intellectual Property Right is recognized without regard to registration or has been issued or registered or in which an application for such issuance or registration has been filed, including the respective registration or application numbers; and (iv) licenses, sublicenses and other agreements as to which AFC or any of its affiliates is a party and pursuant to which any person or entity is authorized to use such Fibers Intellectual Property Right, including the identity of all parties thereto, a description of the nature and subject matter thereof, the applicable royalty and the term thereof. With respect to the Fibers Intellectual Property Rights, AFC has not during the three years preceding the date of this Agreement been a defendant in any action, suit, investigation or proceeding relating to, or otherwise been notified of, any alleged claim or infringement of any patents, trademarks, service marks or copyrights, and to the best of AFC's knowledge there are no other claims or infringements by AFC or any person or entity of any Fibers Intellectual Property Rights. No Fibers Intellectual Property Right is subject to any outstanding judgment, injunction, order, decree or agreement restricting the use thereof by AFC with respect to the Fibers Business or restricting the licensing thereof to any person or entity. AFC has not entered into any agreement to indemnify any other person or entity against any charge of infringement of any patent, trademark, service mark or copyright.

                 (s) INSURANCE. Schedule 4.1(s) lists all insurance policies or contracts and fidelity bonds providing coverage to AFC and its Subsidiaries as of the date hereof with an indication of any that relate to the business, operations, employees or assets of the Fibers Business. All such policies or contracts of insurance have been provided to Holdings and are, in the opinion of AFC's Chief Financial Officer, of a scope and in an amount usual and customary for businesses engaged in the businesses of AFC and the Subsidiaries and are sufficient for compliance with all requirements of law and of all agreements to which AFC or any Subsidiary is a party as of the date hereof. All insurance policies and fidelity bonds or other policies and bonds providing substantially similar insurance coverage pursuant to which any such insurance is provided have been in effect since 1992 and remain in full force and effect, and no effective notice of cancellation or termination of any such insurance policies has been given to AFC or any Subsidiary by the carrier of any such policy or comparable insurance. Through the date hereof, all premiums required to be paid in connection therewith have been timely paid in full. There is no claim pending under any of such policies or bonds as to which coverage has been questioned, denied or disputed by the underwriters of such policies or bonds or in respect of which such underwriters have reserved their rights.

                 (t) PROXY STATEMENT. The information in the definitive proxy statement ("Proxy Statement") that will be distributed to shareholders of AFC in connection with the meeting of such shareholders to approve this Agreement and the Plan of Merger (the "AFC Shareholders Meeting"), other than information supplied by Holdings or its authorized representatives for use in the Proxy Statement will not, on the date or dates the Proxy Statement is first mailed to shareholders of AFC and at the time of the AFC Shareholders Meeting, as the Proxy Statement is then amended or supplemented, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading or necessary to correct any statement in any earlier filing with the SEC of the Proxy Statement or amendment thereto or any earlier communication in the preparation of which AFC participated (including the Proxy Statement) to shareholders of AFC with respect to the Merger.

                 (u)    EMPLOYEE AND FRINGE BENEFIT PLANS.

                            (i) SCHEDULE OF PLANS. Schedule 4.1(u) to this
                 Agreement lists each of the following plans that AFC or any of its Subsidiaries or any ERISA Affiliate (as defined below) either maintains, is required to contribute to or otherwise participates in (or at any time during the preceding three years maintained, contributed to or otherwise participated in) or as to which AFC or any of its Subsidiaries or any ERISA Affiliate has any unsatisfied liability or obligation, whether accrued, contingent or otherwise:

                              (A) any employee pension benefit plan (as such
                        term is defined in the Employee Retirement Income Security Act of 1974, as amended ("ERISA")),

                              (B) any "multi-employer plan" (as such term is defined in ERISA), or

                              (C) any other generally applicable compensation
                        plan, written welfare or fringe benefit plan or any stock, retirement or retiree medical plan, of any kind whatsoever, not included in the foregoing and providing for benefits for, or the welfare of, any or all of the current or former employees or agents of

                        AFC or any of its Subsidiaries or any ERISA Affiliate or their beneficiaries or dependents,

                 (all of the foregoing in items (A), (B), and (C) being referred to as "Employee Plans"). "ERISA Affiliate" means each trade or business (whether or not incorporated) which together with AFC or any of its Subsidiaries is treated as a single employer pursuant to Code Section 414(b), (c), (m) or (o). AFC has provided to Holdings copies of the following: (1) each written Employee Plan, as amended (including either the original plan or the most recent restatement and all subsequent amendments);
                 (2) the most recent Internal Revenue Service ("IRS") determination letter issued, if applicable; (3) the most recent annual report on the Form 5500 series; (4) each trust agreement, insurance contract or document setting forth any other funding arrangement, if any, with respect to each Employee Plan; (5) the most recent ERISA summary plan description or other summary of plan provisions distributed to participants or beneficiaries for each Employee Plan; (6) each opinion or ruling from the IRS, the Department of Labor or the Pension Benefit Guaranty Corporation ("PBGC") concerning any Employee Plan; and (7) each current Registration Statement, amendment thereto and prospectus relating thereto filed with the SEC or furnished to participants in connection with any Employee Plan if applicable.

                           (ii) QUALIFICATION. Except as set forth in Schedule
                 4.1(u), each Employee Plan that is intended to be a qualified Plan under Code Section 401 or 501: (A) has received a current favorable determination letter from the IRS to the effect that the form of the plan satisfies Code Section 401(a) and that its trust is tax-exempt under Code Section 501(a); (B) is not currently subject to any assertion by any governmental agency that it is not so qualified; and (C) to the best of AFC's knowledge has been operated substantially in accordance with its terms.

                          (iii) ACCRUALS; FUNDING.

                              (A) EMPLOYEE PENSION BENEFIT PLANS. AFC has
                        provided to Holdings copies of actuarial valuation reports as of the end of each Employee Plan's most recently ended fiscal year (or, each Employee Plan's second most recently ended fiscal year if the required information is not yet available for such Employee Plan's most recently ended fiscal year) (such year end, as applicable, being referred to as the "Applicable Plan Year-End"), for each Employee Plan subject to ERISA Title IV (including those for retired, terminated or other former employees and agents). Except as set forth in Schedule 4.1(u), none of the Employee Plans subject to ERISA Title IV has: (I) incurred any "accumulated funding deficiency" (as such term is defined in ERISA);
                        (II) incurred employer liability with respect to any of such Plans as determined in accordance with ERISA Sections 4062 or 4063; (III) become subject to a Lien under Section 4.12(n); or (IV) been the subject of a minimum funding waiver. Except as set forth in Schedule 4.1(u), the actuarially computed present value of the benefits of each such Employee Plan, accrued to the Applicable Plan Year-End, does not exceed the value of the assets of such Employee Plan. There have been no material changes in the financial condition of any of the Employee Plans since the Applicable Plan Year-End.

                              (B) OTHER PLANS. AFC has provided to Holdings
                        information describing any liabilities under any retiree medical, dental or life insurance arrangement.

                              (C) CONTRIBUTIONS. Except as disclosed in Schedule
                        4.1(u): (I) AFC, and its Subsidiaries and each ERISA Affiliated have in all material respects made full and timely payment of all amounts required to be contributed under the terms of each Employee Plan and applicable law, or required to be paid as expenses under such Employee Plan, including PBGC premiums and amounts required to be contributed under Code Section 412; and
                        (II) no excise taxes or Liens are assessable against AFC, its Subsidiaries or any ERISA Affiliate as a result of any nondeductible or other contributions made or not made to an Employee Plan or any other plan of an ERISA Affiliate.

                        (iv) REPORTING AND DISCLOSURE. Summary plan descriptions
                 and all other returns, reports, registration statements, prospectuses, documents, statements and communications which are required to have been filed, published or disseminated under ERISA or other federal law and the rules and regulations promulgated by the Department of Labor under ERISA and the Treasury Department or by the SEC with respect to the Employee Plans have been so filed, published or disseminated or if not so filed, published or disseminated, such failure to file, publish or disseminate will not result in a Material Adverse Effect.

                            (v) PROHIBITED TRANSACTIONS; TERMINATIONS; OTHER
                 REPORTABLE EVENTS. Except as set forth in Schedule 4.1(u), with respect to the Employee Plans neither AFC, any Subsidiary of AFC, any ERISA Affiliate, any of the Employee Plans, any trust or arrangement created under any of them, nor any trustee, fiduciary, custodian, administrator nor any person or entity holding or controlling assets of any of the Employee Plans has engaged in any "prohibited transaction" (as such term is defined in ERISA or the Code) for which there is no exception which could subject any of the foregoing persons or entities, or any person or entity dealing with them, to any tax, penalty or other cost or liability of any kind except for any tax, penalty, cost or liability that would not have a Material Adverse Effect; and no "reportable event" (as such term is defined in ERISA) has occurred with respect to any Employee Plan subject to Title IV of ERISA; and no investigation by a

                 Governmental Entity is currently underway or threatened with respect to any Employee Plan.

                          (vi) CLAIMS FOR BENEFITS. Except as set forth in
                 Schedule 4.1(u), with respect to the Employee Plans, other than claims for benefits arising in the ordinary course of the administration and operation of the Employee Plans, as of the date hereof, no claims, investigations or arbitrations are pending or threatened against any Employee Plan or against AFC, any Subsidiary of AFC, any ERISA Affiliate, any trust or arrangement created under or as part of any Employee Plan, any trustee, fiduciary, custodian, administrator or other person or entity holding or controlling assets of any Employee Plan, and to the best of AFC's knowledge, no basis to anticipate any such claim or claims exists.

                          (vii) OTHER. With respect to the Employee Plans, each
                 of AFC, each Subsidiary of AFC and all ERISA Affiliates have substantially complied with all of their obligations under each of the Employee Plans and with all provisions of ERISA and the Code and any and all other law applicable to the Employee Plans except insofar as a failure to comply would not have a Material Adverse Effect. No written notice has been received by AFC or any Subsidiary of AFC of any claim by any participant in the Employee Plans of any violations of such laws, and to the best of AFC's knowledge, no such claims are pending or threatened.

                         (viii) CREATION OF OBLIGATIONS BY REASON OF MERGER.
                 Except as set forth in such Schedule 4.1(u), the execution of this Agreement or the consummation of the Merger will not constitute an event under any Employee Plan that will or may result in any payment (whether of severance pay or otherwise), acceleration, forgiveness of indebtedness, vesting, distribution, increase in benefits or obligation to fund benefits with respect to any employee, including any obligation to make a payment that would be nondeductible under Code
                 Section 280G or any other Code provision.

                           (ix) NO MULTI-EMPLOYER PLANS. Except as set forth in
                 Schedule 4.1(u), none of the Employee Plans is a Multi-Employer Plan, and neither AFC, any Subsidiary of AFC nor any ERISA Affiliate has any liability, joint or otherwise, for any withdrawal liability (potential, contingent or otherwise) under ERISA Title IV for a complete or partial withdrawal from any Multi-Employer Plan.

                 (v) MAJOR CUSTOMERS. Schedule 4.1(v) sets forth (i) the name of each customer of AFC or any of its Subsidiaries that during the year ended December 31, 1996, generated revenue of $1,000,000 or more of tobacco filters or $250,000 or more of medical diagnostic kit components or other bonded fibers products or $1,000,000 or more of any other products, (ii) the volume of such revenue from such customer for such year, and (iii) the name of each such customer as to which AFC has received a termination notice or a notice of a decrease or intended decrease in sales volume 22 or any intent to terminate or adversely modify in any material respect its contractual or business relationship with the relationship with the Fibers Business as a result of the consummation of the Merger or the Fibers Sale Agreement.

                 (w) SECTIONS 13.1-725 THROUGH 13.1-727.1. The Board of Directors of AFC has taken all action necessary to make the provisions of Sections 13.1-725 through 13.1- 727.1 of the VSCA inapplicable to the Merger, including approval of the Merger and the acquisition, after execution of the Agreement, by Holdings and by Parent of beneficial ownership of more than 10% of the outstanding shares of AFC Common Stock by a majority of AFC's "disinterested directors" (as defined in Section 13.1-725 of the VSCA with respect to such acquisition by Holdings and by Parent of beneficial ownership of more than 10% of the outstanding shares of AFC Common Stock).

                 (x) ENVIRONMENTAL.   Except as set forth in Schedule 4.1(x):

                            (i) no generation, storage, presence, contamination, transport, emission, discharge or "release" (as such term is defined in 42 U.S.C. ss. 9601(22)) of any Hazardous Substance (as defined below) exists or is occurring (or has existed or occurred) from, or upon, any property owned, leased, used or controlled at any time by AFC or any Subsidiary in any manner that constituted or constitutes a violation of, or that reasonably could be expected to give rise to liabilities or obligations under any applicable Environmental Law;

                           (ii) there is no past or present action, activity, event, condition or circumstance (A) that could be reasonably expected to require AFC or any Subsidiary to incur costs of removal, remediation, response or corrective action (and the terms "removal," "remediation," "response" and "corrective action" include the types of activities covered by CERCLA (as defined below) pursuant to any Environmental Laws (as defined below) with respect to any Hazardous Substances or Waste (as defined below) or (B) that could be reasonably expected to give rise to any common law or statutory liability (including punitive or exemplary damages and whether assessed with respect to personal injury or property damage, damage to the natural resources or the environment or otherwise) on the part of AFC or any of its Subsidiaries;

                          (iii) Either AFC or a Subsidiary of AFC has obtained, maintained and complied with all permits, registrations, licenses, and other authorizations, has maintained all records and has made all filings required by applicable Environmental Laws (as defined below) with respect to storage, presence, contamination, generation, transport, emission, discharge or release into the environment of any substance (including solids, liquids and gases) and the proper disposal of such materials (including solid waste materials and petroleum or any fractions or by-products of it) required for AFC's or any of its Subsidiary's operations at past or present operating levels;

                           (iv) Neither AFC nor any of its Subsidiaries has received any notice of any action, activity, event, condition or circumstance covered by any of clauses (i), (ii) or (iii) above or otherwise alleging any liability under any Environmental Law;

                            (v) without limiting or being limited by the foregoing, AFC and each of its Subsidiaries is (and has been) otherwise in compliance with all Environmental Laws in respect of any of the properties owned, leased, used or controlled at any time by AFC, of any of the products, business operations or other activities of AFC and its Subsidiaries, and no facts or circumstances exist that could be reasonably expected to interfere with AFC's compliance with Environmental Laws;

                        (vi) no polychlorinated biphenyls, radioactive material, lead, asbestos-containing material, incinerator, surface impoundment, lagoon, landfill, septic, wastewater treatment or other disposal system or underground storage tank (active or abandoned) is or has been present at any real property owned or leased by AFC or any of its Subsidiaries in any manner that constituted or constitutes a violation of, or that reasonably could be expected to give rise to liabilities or obligations under any applicable Environmental Law;

                        (vii) no Hazardous Substance has been discharged, disposed of, dumped, injected, deposited, spilled, leaked, emitted or released at, on or under any real property owned or leased by AFC or any of its Subsidiaries;

                        (viii) no real property owned or leased by AFC or any of its Subsidiaries, nor any property to which Hazardous Substances located on or resulting from the use of any asset or real property owned or leased by AFC or any of its Subsidiaries have been transported is listed or, to AFC's knowledge, proposed for listing on the National Priorities List promulgated pursuant to CERCLA, on CERCLIS (as defined in CERCLA) or on any similar federal, state, local or foreign list of sites requiring investigation or cleanup;

                        (ix) there are no permits under Environmental Laws that are either nontransferable or require consent, notification or other action to remain in full force and effect following the consummation of the transactions contemplated hereby;

                        (x) there has been no environmental investigation, study, audit, test, review or other analysis conducted of which AFC has knowledge in relation to the business or assets of AFC or any of its Subsidiaries that has not been delivered to Holdings at least ten days prior to the date hereof; and

                        (xi) none of the assets owned by AFC or any of its Subsidiaries is located in New Jersey or Connecticut.

                        Schedule 4.1(x) lists all environmental site
         assessments, internal audits, phase I audits, and tests and reports regarding significant remediation or disposal activities, with respect to the business, assets or operations of AFC or any of its Subsidiaries or with
                                    24
         respect to any real property owned or operated at any time by AFC or any of its Subsidiaries. "Environmental Laws" means and includes all applicable laws relating to protection of the environment, prevention or minimization of pollution, control and tracking of Hazardous Substances and Wastes, protection of human health or similar matters, including those relating to the generation, use, collection, treatment, storage, transportation, recovery, removal, discharge or disposal of Hazardous Substances and any record keeping, notification and reporting requirements of them. "Hazardous Substance" means and includes: [1] any toxic or hazardous wastes, materials, pollutants or substances, including petroleum or petroleum-based or related products and its fractions and by-products, flammables, explosives, radioactive materials, asbestos, polychlorinated byphenyls, pesticides, herbicides, pesticide or herbicide containers, untreated sewage, and industrial process sludge; [2] any substances defined as "hazardous substances" or "toxic substances" or similarly identified in or pursuant to the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. ss. 9601 et seq., as amended; [3] "hazardous materials" as identified in or pursuant to the Hazardous Materials Transportation Act, 49 U.S.C. ss. 1801 et seq., as amended; [4] "hazardous wastes" and "regulated substances" as identified in or pursuant to the Resource Conservation and Recovery Act, 42 U.S.C. ss. 6901 et seq., as amended; [5] any chemical substance or mixture regulated under the Toxic Substance Control Act of 1976, 15 U.S.C. ss. 2601 et seq., as amended; [6] any "toxic pollutant" under the Clean Water Act, 33 U.S.C. ss. 466 et seq., as amended; [7] any hazardous air pollutant under the Clean Air Act, 42, U.S.C. ss. 7401 et seq., as amended; and [8] any toxic or hazardous wastes, materials, pollutants or substances regulated under any other applicable law, including any so-called "Super Fund" or "Super Lien" legislation relating to environmental, pollution or similar matters. "Waste" means and includes any garbage, refuse or waste, whether or not involving Hazardous Substances. For purposes of this Section, the term "AFC" shall include any entity which is, in whole or in part, a predecessor of AFC.

                 (y) ACCURACY OF SCHEDULES, CERTIFICATES AND DOCUMENTS. All information concerning AFC and its Subsidiaries contained in this Agreement, in any certificate furnished to Holdings pursuant hereto and in each schedule attached hereto is both complete (in that, except as otherwise stated therein, it represents all the information called for by the description of the respective schedule in this Agreement and does not omit to state any material fact necessary to make the statements contained therein not misleading) and accurate in all material respects; and all documents furnished to Holdings pursuant to this Agreement as being documents described in this Agreement or in any schedule attached hereto are true and complete copies of the documents that they purport to represent.

                 (z) BROKERS, FINDERS AND INVESTMENT BANKERS. None of AFC or any of its Subsidiaries or any of its officers, directors or employees have employed any broker, finder or investment banker or incurred any liability for any investment banking fees, financial advisory fees, brokerage fees or finders' fees in connection with the transactions contemplated by this Agreement, except that AFC has arrangements with Goldman, Sachs & Co., the complete terms of which have been disclosed to Holdings.

                 (aa) INVENTORIES AND RAW MATERIALS OF FIBERS BUSINESS. The inventories set forth in the Fibers Balance Sheet were properly stated therein (after making provisions for obsolescent, obsolete, slow-moving and similar items) at the lesser of cost or fair market value determined in accordance with GAAP consistently maintained and applied. Since the Fibers Balance Sheet Date, the level of inventories related to the Fibers Business has been maintained in the ordinary course of business. All of the inventories recorded on the Fibers Balance Sheet consist of, and all inventories related to the Fibers Business on the Closing Date will consist of, items of a quality usable or saleable in the normal course of the Fibers Business consistent with past practices and are and will be in quantities sufficient for the normal operation of the Fibers Business in accordance with past practice. The level of raw materials held for use in the Fibers Business as of the Closing Date will not exceed the normal requirements of the Fibers Business for such raw materials for a period of 90 days.

                 (bb) RECEIVABLES OF THE FIBERS BUSINESS. All accounts, notes receivable and other receivables (other than receivables collected since the Fibers Balance Sheet Date) reflected on the Fibers Balance Sheet are, and all accounts and notes receivable arising from or otherwise relating to the Fibers Business at the Closing Date will be, valid and genuine. All accounts, notes receivable and other receivables arising out of or relating to the Fibers Business at the Fibers Balance Sheet Date have been included in the Fibers Balance Sheet in accordance with GAAP applied on a consistent basis.

                 (cc) EMPLOYEES OF FIBERS BUSINESS. Schedule 4.1(cc) sets forth a true and complete list of the names and titles of all employees of the Fibers Business as of January 31, 1997 and the annual salaries and other compensation of such employees as of December 31, 1996. No key employee of the Fibers Business has indicated to AFC that he intends to resign or retire as a result of the transactions contemplated by this Agreement or otherwise within one year after the Closing Date.

                 (dd) PRODUCTS OF THE FIBERS BUSINESS. Each of the products produced or sold in connection with the Fibers Business is, and at all times up to and including the sale thereof has been, (i) in compliance in all material respects with all applicable federal, state, local and foreign laws and regulations and (ii) fit for the ordinary purposes for which it is intended to be used and conforms in all material respects to any promises or affirmations of fact made on the container or label for such product or in connection with its sale. Each of such products contains adequate warnings, presented in a reasonably prominent manner, in accordance with applicable laws, rules and regulations and current industry practice with respect to its contents and use.

                 (ee) INTRACOMPANY ACCOUNTS. Schedule 4.1(ee) contains a complete list of all intracompany balances as of the Fibers Balance Sheet Date between AFC and its respective Affiliates, on the one hand, and the Fibers Business, on the other hand. Except as set forth on
         Schedule 4.1(ee), since the Fibers Balance Sheet Date there has not been any accrual of liability by the Fibers Business to AFC or any of its respective Affiliates or other transaction between the Fibers Business, on the one hand, and AFC or any of its respective Affiliates, on the other hand, except in the ordinary course of business of the Fibers Business and on terms no less favorable to the Fibers Business than obtainable on an arm's-length basis.
                (ff)   FOREIGN CURRENCY EXPOSURES.

                       (i) Except as disclosed on Schedule 4.1(ff)(i), there
                 has been no sales within the three years ending on December 31, 1996 of the products of the Business to any person or entity that denominated its pricing for such products in any currency other than the United States dollar (other than any sales not exceeding $50,000 per annum in the aggregate).

                        (ii) Except as disclosed on Schedule 4.1(ff)(ii), there
                 have been no purchases within the three years ending on December 31, 1996, of any raw materials or inventory used in the Fibers Business from any person or entity that denominated its pricing for such raw materials or inventory in any currency other than the United States dollar (other than any purchases not exceeding $50,000 per annum in the aggregate).

                 (gg) COMPANY NAME. To the best of AFC's knowledge, AFC has the exclusive right to use the name "Filtrona" and any derivations thereof in the United States of America and Canada.

                 (hh) INDEBTEDNESS. Except as disclosed on Schedule 4.1(hh), AFC does not have any Indebtedness, which in any case represents any lien, encumbrance, obligation or other liability to which any asset of the Fibers Business is subject or which was incurred in the operation of the Fibers Business. As used in this Agreement, Indebtedness means, at any date, without duplication, (i) all obligations of AFC for borrowed money, (ii) all obligations of AFC evidenced by bonds, debentures, notes or other similar instruments, (iii) all obligations of AFC to pay the deferred purchase price of property or services, except trade accounts payable arising in the ordinary course of business, (iv) all obligations of AFC as lessee which are capitalized in accordance with GAAP, (v) all non-contingent obligations of AFC to reimburse any bank or other person or entity in respect of amounts paid under a letter of credit or similar instrument, (vi) all indebtedness secured by a Lien on any asset of AFC, whether or not such indebtedness is otherwise an obligation of AFC and (vii) all guarantees by AFC of indebtedness of another person or entity (each such guarantee to constitute indebtedness in an amount equal to the amount of such other person's or entity's indebtedness guaranteed thereby).

         4.2 REPRESENTATIONS AND WARRANTIES BY HOLDINGS, PARENT AND SUBCORP. Holdings, Parent and SubCorp, jointly and severally, represent and warrant to, and agree with, AFC as of the date hereof and as of the Closing as follows:

                 (a) ORGANIZATION AND QUALIFICATION, ETC. Holdings is a limited liability company validly existing and in good standing under the laws of the State of Georgia and has the necessary power and authority to own all its properties and assets and to carry on its business as it is now being conducted. SubCorp and Parent are corporations duly organized, validly existing and in good standing under the laws of the Commonwealth of Virginia and have the corporate power and authority to own all their properties and assets and to carry on their businesses as they are now being conducted. The copies of Holdings's Articles of Organization and Parent's and SubCorp's Articles of Incorporation and Bylaws, in each case, as amended to date, which have been delivered to AFC, are complete and correct, and such instruments, as so amended, are in full force and effect at the date hereof.

                 (b) CAPITALIZATION. The authorized equity of Holdings consists of percentage interests totaling 100%. The authorized capital stock of Parent consists of 1,000 shares of common stock, no par value, of which 100 shares are validly issued and outstanding, fully paid and non-assessable. The authorized capital stock of SubCorp consists of 1,000 shares of common stock, no par value, of which 100 shares are validly issued and outstanding, fully paid and non-assessable. Holdings owns all of the outstanding shares of Parent, and Parent owns all of the outstanding shares of SubCorp.

                 (c) AUTHORITY. Each of Holdings, Parent and SubCorp has the power and authority to execute and deliver this Agreement. SubCorp has the power and authority to consummate the Merger. The execution and delivery by Holdings of this Agreement has been duly authorized by its Managers (or a duly authorized committee thereof). The execution and delivery by each of Parent and SubCorp of this Agreement and the consummation by SubCorp of the Merger in accordance with the Plan of Merger has been duly authorized by its Board of Directors (or a duly authorized committee thereof). No other action on the part of Holdings, Parent or SubCorp is necessary to authorize the execution and delivery of this Agreement by Holdings, Parent or SubCorp or the consummation by SubCorp of the Merger in accordance with the Plan of Merger. This Agreement has been duly executed and delivered by Holdings, Parent and SubCorp and is a valid, binding and enforceable agreement of each of Holdings, Parent and SubCorp. Parent as the sole shareholder of SubCorp has approved this Agreement and the Plan of Merger.

                 (d) NON-CONTRAVENTION. The execution and delivery of this Agreement by Holdings, Parent and SubCorp do not and, subject to the expiration of the applicable waiting periods after the filings required by the HSR Act referred to in paragraph (e) below, the consummation by SubCorp of the Merger does not and will not (i) violate or conflict with any provision of the Articles of Incorporation or Bylaws of Parent or SubCorp or the Articles of Organization of Holdings or (ii) violate or conflict with, or result (with the giving of notice or the lapse of time or both) in a violation of or constitute a default under, any provision of, or result in the acceleration or termination of or entitle any party to accelerate or terminate (whether after the giving of notice or lapse of time or both) any obligation or benefit under, or result in the creation or imposition of any Lien upon any of the assets or property of Holdings, Parent or SubCorp pursuant to any provision of any contract, agreement, commitment, undertaking, arrangement or understanding to which Holdings or any of its Subsidiaries is a party or bound or to which any of their assets or properties are subject (a "Holdings Material Contract"), law, ordinance, regulation, order, arbitration award, judgment or decree to which Holdings, Parent or SubCorp is a party or by which either of them or their respective assets or properties is bound and do not and will not violate or conflict with any other restriction of any kind or character to which Holdings, Parent or SubCorp is subject or by which any of their assets or properties may be bound, and the same does not and will not constitute an event permitting termination of any Holdings Material Contract, if such violation, conflict, default, acceleration, termination, entitlement, creation or imposition of Liens would, when taken together with all other such violations, conflicts, defaults, accelerations, terminations, entitlements to accelerate, creations and impositions of Liens and events, affect materially and adversely the financial condition or results of operations of Holdings and its Subsidiaries taken as a whole.

                 (e) GOVERNMENTAL CONSENTS. Except for the filing of the Proxy Statement and filings under Rule 13e-3 promulgated by the SEC under the Exchange Act ("Rule 13e-3") with the SEC and any required filings with state securities commissions, filings with the FTC and Justice as required by the HSR Act, and the filing of the Articles of Merger with the Commission, no consent, authorization, order or approval, or filing or registration with, any Governmental Entity is required for or in connection with the execution and delivery of this Agreement by Holdings, Parent or SubCorp and the consummation by SubCorp of the Merger.

                 (f) ABSENCE OF CERTAIN CHANGES OR EVENTS. Since September 30, 1996, there has not been any material adverse change in the business, financial condition or results of operations of Holdings, Parent and its Subsidiaries, taken as a whole.

                 (g) PROXY STATEMENT. The information with respect to Holdings, its managers, officers, and Subsidiaries (including Parent and SubCorp) and its negotiations with Bunzl that shall have been supplied by Holdings or its respective authorized representatives in writing for use in the Proxy Statement will not, on the date or dates the Proxy Statement is first mailed to shareholders of AFC and at the time of the AFC Shareholders Meeting, as the Proxy Statement is then amended or supplemented, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading or necessary to correct statements in any earlier filing with the SEC or amendment thereto or any earlier communication (in the preparation of which Holdings participated) to shareholders of AFC with respect to the Merger.

                 (h) ACTIVITIES OF SUBCORP. SubCorp was formed solely for the purpose of engaging in the transactions contemplated in this Agreement. Except for obligations or liabilities incurred in connection with its incorporation or organization or the negotiation and consummation of this Agreement and the transactions contemplated hereby, SubCorp has neither incurred any obligations or liabilities nor engaged in any business or activities of any type or kind whatsoever or entered into any agreements or arrangements with any person or entity.

                 (i) LEGAL PROCEEDINGS. There is no claim, action, suit, proceeding or investigation pending or, to the best of Holdings', Parent's and SubCorp's knowledge, contemplated or threatened against Holdings, Parent's, SubCorp or any of their respective Subsidiaries (or any of their respective officers, directors or managers) before any arbitrator or Governmental Entity, foreign or domestic, that seeks to prohibit, restrict or delay consummation of the Merger or any of the conditions to consummation of the Merger nor is there any judgment, decree, injunction, ruling or order of any Governmental Entity, arbitrator or other person outstanding against Holdings, Parent, SubCorp or any of their respective Subsidiaries having any such effect. As used in this Agreement, the "best of Holdings', Parent's and SubCorp's knowledge" and any other reference to the knowledge of Holdings or its officers or managers or of Parent or SubCorp or their officers or directors shall mean the actual knowledge, without independent investigation, of Frances B. Bunzl and Bennett L. Kight.

                 (j) BROKERS, FINDERS AND INVESTMENT BANKERS. None of Holdings, Parent, SubCorp or any of their respective Subsidiaries or any of their respective officers, directors, managers or employees have employed any broker, finder or investment banker or incurred any liability for any investment banking fees, financial advisory fees, brokerage fees or finders' fees in connection with the transactions contemplated by this Agreement, except that SubCorp has arrangements with First Union Capital Markets Corp., the complete terms of which have been disclosed to AFC. SubCorp is solely responsible for and shall pay all of the fees and expenses to which First Union Capital Markets Corp. is entitled in connection with such arrangements.

                 (k) OBLIGATIONS TO FUND. Pursuant to the commitment referenced in Section 6.2(h), SubCorp will have as of the Closing Date cash in an amount sufficient to pay in U.S. dollars the Merger Consideration for each share of AFC Common Stock upon surrender of all the shares of AFC Common Stock after the consummation of the Merger and to fund the payment of the Option Payments.


                                   ARTICLE 5

                      ADDITIONAL COVENANTS AND AGREEMENTS

         5.1 CONDUCT OF BUSINESS. During the period from the date hereof to the Effective Time (except as required by law or as set forth on Schedule 5.1 and except for the transactions contemplated by this Agreement):

                 (a) OPERATION BY AFC IN THE ORDINARY COURSE OF BUSINESS. AFC shall, and shall cause each of its Subsidiaries to, (i) conduct its operations according to its ordinary and usual course of business in substantially the same manner as heretofore conducted and (ii) use its reasonable efforts to preserve intact its business organization as appropriate in the ordinary course of business consistent with past practice, to keep available the services of its officers and employees and to maintain satisfactory relationships with licensors, suppliers, distributors, customers and others having business relationships with it. AFC shall prepare and file all federal, state, local and foreign Tax Returns and other tax reports, filings and amendments thereto required to be filed by it, and allow Holdings, at its request, to review all such returns, reports, filings and amendments relating to income taxes at AFC's offices prior to the filing thereof, which review shall not interfere with the timely filing of such returns.

                 (b) FORBEARANCES BY AFC. Except as contemplated by this Agreement, neither AFC nor any of its Subsidiaries shall, without the prior written consent of Holdings, which consent shall not be unreasonably withheld:

                            (i) except as otherwise permitted pursuant to clause
                 (vi) below, intentionally incur any debt, liability or obligation, direct or indirect, whether accrued, absolute, contingent or otherwise, other than current liabilities incurred in the ordinary and usual course of business, pay any debt, liability or obligation of any kind other than such current liabilities and current maturities of existing long-term debt (including interest when due) in each case only in accordance with the terms of the document creating and evidencing such debt, fail to pay any debt when due or take or fail to take any action, the taking of which, or the failure to take of which, would permit any debt to be accelerated;

                           (ii) assume, guarantee, endorse or otherwise become
                 responsible for the obligations of any other individual, firm or corporation, or make any loans or advances to any individual, firm or corporation other than a Subsidiary notwithstanding the foregoing, AFC and each of its Subsidiaries shall be entitled to endorse checks and to make cash advances to, and reimburse the business expenses of, their respective directors, officers, employees and agents, all in the ordinary course of business consistent with past practice;

                          (iii) other than regular quarterly cash dividends at
                 the rate of $.28 per share on the AFC Common Stock consistent with past practice, declare, set aside or pay any dividend (whether in cash, capital stock or property) with respect to its capital stock, or declare or make any distribution on, redeem or purchase or otherwise acquire (other than the acquisition of AFC Common Stock from optionees in payment of the exercise price or withholding taxes upon the exercise of employee stock options outstanding on the date hereof), any AFC Common Stock, or split, combine or otherwise similarly change the outstanding AFC Common Stock, or authorize the creation or issuance of or issue or sell any shares of its capital stock or any securities or obligations convertible into or exchangeable for, or giving any person any right to acquire from it, any shares of its capital stock, or agree to take any such action, except for the issuance of AFC Common Stock upon the exercise of options described in Section 4.1(b);

                           (iv) mortgage, pledge or otherwise encumber any
                 property or asset, except in the ordinary and usual course of business;

                            (v) sell, lease, transfer or dispose of any of its
                 properties or assets, waive or release any rights or cancel, compromise, release or assign any indebtedness owed to it or any claims held by it, except that AFC in the ordinary and usual course of business may make such sales, leases, transfers, dispositions, waivers, releases, cancellations, compromises or assignments other than with respect to the Fibers Business;

                           (vi) make any capital expenditure or any investment
                 of a capital nature (other than to any of its Subsidiaries) except as described in Schedule 5.1(b)(vi), either by purchase of stock or securities, contributions to capital, property transfers or otherwise, or by the purchase of any property or assets of any other individual, firm or corporation; provided, however, that AFC may make capital expenditures in the Fibers Business not in excess of $50,000 per instance or in excess of $200,000 in the aggregate and may make capital expenditures other than in the Fibers Business not in excess of $50,000 per instance or in excess of $300,000 in the aggregate.

                          (vii) fail to use commercially reasonable efforts to
                 perform in all material respects its obligations under Material Contracts (except those being contested in good faith) or enter into, assume or amend any contract or commitment that would have been a Material Contract in effect on the date hereof other than contracts to provide goods or services entered into in the ordinary and usual course of business;

                         (viii) except for regularly scheduled increases in
                 accordance both as to timing and amount with normal prior practice, increase in any manner the compensation or fringe benefits of any of its officers or employees or pay or agree to pay any pension or retirement allowance not required by any existing plan or agreement to any such officers or employees, or commit itself to or enter into any employment agreement or any incentive compensation, deferred compensation, profit sharing, stock option, stock appreciation rights, performance shares, stock purchase, savings, consulting, severance, retirement, pension or other "fringe benefit" plan, award or arrangement with or for the benefit of any officer, employee or other person or material consulting agreement;

                        (ix) permit any insurance policy naming it as a
                 beneficiary or a loss payable payee to be canceled or terminated or any of the coverage thereunder to lapse, unless AFC makes reasonable efforts to obtain simultaneously with such termination or cancellation replacement policies on commercially reasonable terms providing substantially the same coverage;

                        (x)   amend its Articles of Incorporation or Bylaws;
                        (xi) enter into any union, collective bargaining or similar agreement;

                        (xii) purchase or sell any raw materials, inventory or product used in, or produced by, the Fibers Business in any transaction where the pricing for such raw materials, inventory or product is in any currency other than the United States dollar;

                        (xiii)purchase any intangible assets, including, without limitation, patents or trademarks;

                        (xiv) enter into an agreement to do any of the things described in clauses (i) through (xiii);

provided, however, that notwithstanding any other provision of this Section 5.1(b), AFC will not enter into a contract for construction of a building in connection with the proposed capital expenditures for a new facility at A&B Plastics or the purchase or renovation of any building for Tri-Lite Plastics without the prior written consent of Holdings, unless the chairman of the Special Committee of the AFC Board determines otherwise after requesting, and allowing a period of time determined by the chairman to receive, the views of Holdings.

In connection with the continued operation of the business of AFC and its Subsidiaries between the date of this Agreement and the Effective Time, AFC shall confer in good faith on a regular basis with one or more representatives of Holdings designated in writing to receive reports on operational matters of materiality and the general status of ongoing operations. AFC acknowledges that Holdings does not thereby waive any rights it may have under this Agreement as a result of this covenant to engage in consultations nor shall Holdings be responsible for any decisions made by AFC's officers and directors with respect to matters that are the subject of such consultation. Any act or failure to act by AFC or any of its Subsidiaries consented to in writing by Holdings shall not constitute a breach by AFC of any representation, warranty, covenant or agreement contained in this Agreement.

                 (c) CONDUCT OF THE FIBERS BUSINESS. From the date hereof until the Closing Date, AFC will promptly notify Holdings of any development or occurrence relating to the Fibers Business not in the ordinary course of business consistent with past practices or that contravenes or is reasonably likely to contravene the provisions of Section 4.1(i).

                 (d) NOTICES OF CERTAIN EVENTS. AFC shall promptly notify Holdings of each of the following of which it has notice:

                        (i) any notice or other communication from any person or
                 entity alleging that the consent of such person or entity is or may be required in connection with the Merger or the Fibers Sale Agreement;

                        (ii) any notice or other communication from any Governmental Entity in connection with the Merger or the Fibers Sales Agreement;

                        (iii) any actions, suits, claims, investigations or
                 proceedings commenced or, to its knowledge threatened against, relating to or involving or otherwise affecting AFC or the Fibers Business that, if pending on the date of this Agreement, would have been required to have been disclosed pursuant to any provision of this Agreement or that relate to the consummation of the Merger or the Fibers Sale Agreement; and

                        (iv) the damage or destruction by fire or other casualty
                 of any asset of the Fibers Business or in the event that any asset of the Fibers Business becomes the subject of any proceeding or, to the knowledge of AFC, threatened proceeding for the taking thereof or any part thereof or of any right relating thereto by condemnation, eminent domain or other similar governmental action.

         5.2 AFC SHAREHOLDERS MEETING. Subject to the provisions of Article 7, AFC covenants and agrees that its Board of Directors shall (a) cause the AFC Shareholders Meeting to be duly called and held in accordance with AFC's Articles of Incorporation, its Bylaws and applicable law as soon as reasonably practicable to consider and vote upon the approval of this Agreement and the Plan of Merger; (b) recommend approval of this Agreement and the Plan of Merger to the holders of the AFC Common Stock; and (c) use commercially reasonable efforts to cause such meeting to take place and to obtain the approval by the holders of the AFC Common Stock of this Agreement and the Plan of Merger in accordance with its Articles of Incorporation, Bylaws and the VSCA.

         5.3 BEST EFFORTS; FURTHER ASSURANCES; COOPERATION. Subject to the other provisions in this Agreement, the parties hereto shall each use commercially reasonable efforts to perform their respective obligations herein and to take, or cause to be taken or do, or cause to be done, all things necessary, proper or advisable under applicable law to obtain all regulatory approvals, consents, authorizations and orders and satisfy all conditions to the obligations of the parties under this Agreement and to cause the Merger to be carried out promptly in accordance with the terms hereof and shall cooperate fully with each other and their respective officers, directors, employees, agents, counsel, accountants and other designees in connection with any steps required to be taken as part of their respective obligations under this Agreement, including without limitation:

                 (a) REGULATORY ACTION. AFC and Holdings shall each promptly, but in no event later than 15 days after the date of this Agreement, make the respective filings and submissions required under the provisions of the HSR Act relating to the Merger and to the Fibers Sale Agreement, and thereafter shall comply fully and promptly with any request for additional information ("second request"), voluntary request to submit information, third party subpoena or civil investigative demand that might be issued to or served on such party in connection with any investigation under the HSR Act. AFC and Holdings shall each use commercially reasonably efforts to take, or cause to be taken, all actions and do, or cause to be done, all things necessary, proper or advisable under applicable law or regulations to obtain any required approval, action, or inaction of any

         Governmental Entity with jurisdiction over the Merger or the Fiber Sales Agreement, so that the Merger may be permitted to close in accordance with its terms.

                 (b) CERTAIN LEGAL PROCEEDINGS. In the event any claim, action, suit, investigation or other proceeding by any Governmental Entity or other person is commenced which questions the validity or legality of the Merger or seeks damages in connection therewith, the parties agree to cooperate and use their best efforts to defend against such claim, action, suit, investigation or other proceeding and, if an injunction or other order is issued in any such action, suit or other proceeding, to use commercially reasonable efforts to have such injunction or other order lifted or appealed and to cooperate reasonably regarding any other impediment to the consummation of the Merger; provided, however, that nothing in this subsection (b) shall require either Holdings, Bunzl or AFC to divest any assets or business as a requirement of consummating the Merger.

                 (c) NOTICE. Each party shall give prior written notice to the other of (i) the occurrence, or failure to occur, of any event which occurrence or failure would cause, or any assertion or threatened assertion of a claim that if pursued would cause any representation or warranty of AFC, Holdings, Parent or SubCorp, as the case may be, contained in this Agreement to be untrue or inaccurate in any material respect at any time from the date hereof to the Closing Date or that will result in the failure to satisfy any of the conditions specified in Article 6 and (ii) any failure of AFC, Holdings or SubCorp, as the case may be, to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder.

         5.4     INVESTIGATION; CONFIDENTIALITY.

                 (a) AFC agrees to permit Holdings, Bunzl and their authorized representatives to have or cause them to be permitted to have, after the date hereof and until the Effective Time, reasonable access to the premises, books and records of AFC and its Subsidiaries at reasonable hours, and the officers of AFC and its Subsidiaries will furnish Holdings and Bunzl with such financial and operating data and other information with respect to AFC's and its Subsidiaries' businesses and properties and permit Holdings and Bunzl to meet with such AFC employees as Holdings or Bunzl shall from time to time reasonably request; provided that AFC shall be permitted to restrict Bunzl's access to commercially sensitive information regarding any business of AFC. AFC will request its auditing firm to permit Holdings and its representatives, including its auditing firm, to review the work papers of the auditing firm of AFC relating to their examination of the AFC Financial Statements. No investigation by Holdings heretofore or hereafter made shall affect the representations and warranties of AFC, and each such representation and warranty shall survive any such investigation, subject to Section 7.5.

                 (b) Holdings agrees to permit AFC and its authorized representatives to have or cause them to be permitted to have, after the date hereof and until the Effective Time, such information with respect to Holdings' business as AFC shall from time to time reasonably request.

                 (c) Except as contemplated by this Agreement or as necessary to carry out the transactions contemplated hereby, all information or documents furnished hereunder shall be subject to the Confidentiality Agreement between Holdings and AFC dated June 25, 1996, and the letter agreement between Goldman, Sachs & Co., on behalf of AFC and Bunzl dated December 13, 1996 (collectively, the "Confidentiality Agreement").

         5.5 EXPENSES. Except as otherwise provided in this Agreement, whether or not the Merger is consummated, all costs and expenses (including any brokerage commissions or any finder's or investment banker's fees and including attorney's and accountants' fees) incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such expenses.

         5.6 PROXY STATEMENT. Holdings and AFC shall cooperate in taking steps to (a) prepare and file with the SEC as soon as is practicable the Proxy Statement, including all information required by Rule 13e-3 and (b) use reasonable efforts to have the Proxy Statement cleared by the SEC as promptly as practicable. Promptly after the Proxy Statement has been cleared by the SEC, AFC shall mail the Proxy Statement to the holders of AFC Common Stock and AFC shall use reasonable efforts to solicit proxies in favor of the approval of this Agreement and the Plan of Merger. Holdings shall also take any action required to be taken pursuant to Rule 13e-3 or under state blue sky or other securities laws in connection with the Merger. If at any time prior to the AFC Shareholders Meeting, Holdings or AFC reasonably believes that the Proxy Statement includes an untrue statement of a material fact or omits a material fact required to be stated therein, the parties shall cooperate to distribute any required supplement or amendment to the Proxy Statement, and to comply with any resolicitation requirements, and shall provide to each other all necessary information for such amendment or supplement, all of which shall be true and correct in all material respects and shall not omit any material fact required to be included in such amendment or supplement.

         5.7 PERIODIC REPORTS. Each of AFC and Holdings covenants that it will file with the SEC on a timely basis all periodic reports and other filings required to be filed by it by the federal securities laws and regulations of the SEC thereunder from the date of this Agreement through the Effective Time, and that each such report or filing will comply in all material respects with the federal securities laws and regulations of the SEC and will not contain any untrue statement of material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         5.8 PUBLIC ANNOUNCEMENTS. The timing and content of all public announcements regarding any aspect of this Agreement or the Merger to the financial community, government agencies, employees or the general public shall be mutually agreed upon in advance unless Holdings or AFC is advised in writing by legal counsel that any such announcement or other disclosure not mutually agreed upon in advance is required to be made by applicable law or applicable NASDAQ rules or regulations and then only after making a reasonable attempt to comply with provisions of this Section 5.8.

         5.9 ANTITRUST CHALLENGES. In the event a suit is instituted challenging the Merger as violative of the antitrust laws, each of Holdings and AFC will use commercially reasonable efforts to defend against such suit. Holdings and AFC will use commercially reasonable efforts to take such action as may be required by any federal or state court of the United States, in any suit brought by a private party or Governmental Entity challenging the Merger or the Fibers Sale Agreement as violative of the antitrust laws, in order to avoid the entry of, or to effect the dissolution of, any injunction, temporary restraining order or other order that has the effect of preventing the consummation of the Merger or the Fibers Sale Agreement, including pursuing an appeal thereof; provided, however, that nothing in this Section 5.9 shall require either Holdings or AFC to divest any assets or business as a requirement of consummating the Merger or the Fibers Sale Agreement.

         5.10    EMPLOYEE MATTERS.

                 (a) STAY BONUSES AND SEVERANCE AGREEMENTS. Stay bonuses and severance agreements for employees other than John Morgan will be limited to those described on Schedule 5.10.

                 (b)     EMPLOYEE BENEFIT PLAN MATTERS.

                        (i) Holdings agrees that AFC will continue in effect,
                 without amendment (except with respect to any amendment required by the Code, ERISA or other applicable law or required to carry out Holdings' undertakings hereinafter set out), until December 31, 1997, the Employee Plans (other than the Employee Stock Ownership Plan of American Filtrona Corporation (the "ESOP")) covering employees who continue employment with Holdings or an affiliate of Holdings.

                        (ii) With respect to the American Filtrona Corporation
                 401(k) Savings and Profit Sharing Plan (the "Profit Sharing Plan"), Holdings will obtain and enforce an agreement by Purchaser to make a contribution for 1997 to a substantially comparable profit sharing plan for the employees of the Fibers Business (the "Purchaser Profit Sharing Plan") equal to the amount accrued on the books of the Fibers Business as of the Closing Date as a liability (computed in accordance with past practices) for a profit sharing contribution with respect to the employees who accept employment with the purchaser of the Fibers Business (the "Purchaser") (the "Transferred AFC Employees") (such liability is hereafter referred to as the "Fibers Profit Sharing Liability"). Holdings agrees that AFC will make a profit sharing contribution to the Profit Sharing Plan equal to at least the excess of (A) the amount accrued on the books of AFC as of the Closing Date as a liability (computed in accordance with past practices) for a profit sharing contribution to the Profit Sharing Plan over (B) the amount of the Fibers Profit Sharing Liability and will make a total contribution comparable to the 1996 contribution for employees of the Plastics Business if the 1997 earnings before interest and taxes of the Plastics Business approximate such earnings in 1996. Holdings agrees to obtain and enforce an agreement by Purchaser that the Purchaser Profit Sharing Plan shall have a salary
                                          37
                 reduction arrangement under which all Transferred AFC Employees will have all service credited under the Profit Sharing Plan credited under the Purchaser Profit Sharing Plan for all plan purposes, including eligibility and vesting, and to cause AFC to transfer to the Purchaser Profit Sharing Plan the account balances under the Profit Sharing Plan of all Transferred AFC Employees.

                      (iii) Holdings agrees to obtain and enforce an agreement
                 by Purchaser to contribute to the Purchaser Profit Sharing Plan an amount equal to the liability (computed in accordance with past practices) accrued on the books of the Fibers Business as of the Closing Date for a contribution to the ESOP with respect to Transferred AFC Employees (the "Purchaser ESOP Contribution"). Holdings agrees to cause AFC to contribute to the ESOP an amount equal to the excess of (A) the liability (computed in accordance with past practices) accrued on the books of AFC as of the Closing Date over (B) the amount of the Purchaser ESOP Contribution, and to amend the ESOP to provide that all AFC employees, including all Transferred AFC Employees, are 100% vested in their accrued benefits thereunder.

                        (iv) Holdings agrees to use its best efforts to cause Purchaser to assume sponsorship of the following plans covering employees employed in the Fibers Business: the American Filtrona Corporation Pension Plan for Hourly Employees and the American Filtrona Corporation 401(k) Plan for Hourly Employees. Holdings agrees to use its best efforts to cause Purchaser to establish a defined benefit plan that (A) covers AFC's salaried employees who become salaried Transferred AFC Employees; (B) meets the requirements of Section 401(a) of the Code (the "Purchaser Retirement Plan"); and (C) provides that all service of such salaried Transferred AFC Employees credited with the American Filtrona Corporation Retirement Plan (the "AFC Retirement Plan") shall be credited under the Purchaser Retirement Plan for all plan purposes, including eligibility, vesting and benefit accrual. Holdings agrees to cause an amount to be transferred from the trust maintained under the AFC Retirement Plan to the trust under the Purchaser Retirement Plan calculated pursuant to the applicable provisions of
                 Section 414(l) of the Code, with respect to salaried Transferred AFC Employees.

                        (v) Holdings agrees to use its best efforts to cause
                 Purchaser (A) to establish and maintain through December 31, 1997 employee benefit plans (as defined in Section 3(3) of ERISA) for Purchaser's employees that are in the aggregate approximately equal to the Employee Plans sponsored and maintained by AFC for its salaried and hourly employees; and
                 (B) to ensure that any of Purchaser's employee welfare benefit plans (as defined in Section 3(1) of ERISA) credit Transferred AFC Employees with any internal limits, deductibles or co-payments satisfied by such employees under AFC's employee welfare benefit plans.

                        (vi) Holdings will use its best efforts to cause
                 Purchaser to offer employment to all AFC employees who are active employees at the Closing Date.

                        (c) LABOR MATTERS. Holdings agrees to use its best efforts to cause Purchaser to assume any collective bargaining agreement with respect to employees of the Fibers Business in effect as of the date of the sale of the Fibers Business.

         5.11 ACCOUNTANT'S LETTERS. AFC agrees to use commercially reasonable efforts to cause to be delivered to Holdings a letter of Coopers & Lybrand L.L.P., independent auditors for AFC, dated the date of the Proxy Statement and the Closing Date (or such other dates reasonably acceptable to the parties) with respect to certain financial statements and other financial information included in the Proxy Statement, which letter shall be in form reasonably satisfactory to Holdings.

         5.12 NON SOLICITATION; COMPETING OFFERS. From the date of this Agreement until the Closing Date, neither AFC nor its officers, directors or agents shall be entitled to solicit or encourage, in any manner, including by way of furnishing information, any merger, acquisition, or takeover proposal or offer for AFC or its shares or any significant portion of its assets or businesses, however structured or to be effected, unless the Board of Directors of AFC concludes in good faith, after receiving the advice of its counsel, that the failure to take such action would violate the fiduciary obligation of the directors of AFC under applicable law; provided, however, that Holdings and Bunzl shall be notified promptly of the principal terms of all bona fide competing offers made to AFC, and AFC shall be subject to any applicable obligation to pay the Expenses and the Fee set forth in Section 7.4 in the event this Agreement is terminated.

         5.13 CONDITIONS IN FIBERS SALE AGREEMENT AND FINANCING. Holdings shall use its commercially reasonable efforts to have satisfied all conditions to the obligations of Bunzl in the Fibers Sale Agreement and to the financing obligations of Wachovia Bank of North Carolina, N.A. and other banks pursuant to the commitment letter referenced in Section 6.2(h) except for such conditions that are not within the control of Holdings and its Affiliates.

         5.14 INVESTMENT SECURITIES. AFC agrees that at the Effective Time all of its investment securities will be redeemable at par for cash within seven days or in a form traded in established securities markets.

         5.15 FILPAC INDEBTEDNESS. AFC agrees to document the indebtedness of Filpac, Inc. to AFC to the reasonable satisfaction of Holdings promptly after execution of this Agreement.

         5.16    ACCESS TO INFORMATION.

                 (a) From the date hereof until the Closing Date, AFC (i) will give Bunzl, its counsel, financial advisors, auditors and other authorized representatives full access to the offices, properties, books and records of AFC relating to the Fibers Business, (ii) will furnish to Bunzl, its counsel, financial advisors, auditors and other authorized representatives such financial and operating data and other information relating to the Fibers Business as such persons or entities may reasonably request and (iii) will instruct the employees, counsel and financial advisors of AFC to cooperate with Bunzl in its investigation of the Fibers Business. Any investigation pursuant to this Section shall be
                                   39
         conducted in such manner as not to interfere unreasonably with the conduct of the business of AFC.

                 (b) AFC will furnish, to Bunzl and its counsel copies of those agreements, contracts and commitments of AFC relating to the Fibers Business (and, if such agreements, contracts and commitments are not reduced to writing, reasonable written details of the same) which (i) have previously been withheld from Bunzl or (ii) include obligations of confidentiality or impose restrictions on disclosure by AFC (clauses
         (i) and (ii), collectively, the "Confidential Agreements") no less than 5 business days prior to the Closing. The Confidential Agreements shall include, without limitation, agreements, contracts and commitments relating to research and/or development work and projects or contracts or agreements with or commitments to or understandings with suppliers or customers of the Fibers Business. Bunzl shall, if requested, enter into confidentiality undertakings with regard to such Confidential Agreements on such terms as Bunzl may agree, with the counterparties to such Confidential Agreements.

                 (c) AFC will disclose to Bunzl, its counsel, auditors and other authorized representatives and/or give Bunzl, its counsel, auditors and other authorized representatives, access to, not less than 5 business days before the Closing:

                        (i) The commercial terms upon which products, goods,
                 materials and services are supplied by the Fibers Business to its customers including, but not limited to, the price at which such products, goods, materials and services are sold and details of any rebates, discounts, commissions and extended credit terms paid or given to customers;

                        (ii) The commercial terms upon which products, goods,
                 materials and devices are supplied to the Fibers Business by its suppliers including, but not limited to, the price at which such products, goods, materials and services are supplied to the Fibers Business and details of any rebates, discounts and commissions paid or given to the Fibers Business;

                        (iii) The financial budgets and forecasts and business
                 plans of or relating to the Fibers Business including, but not limited to, full details of the 1997 forecast and budget and the 1997 to 1999 plan and any notes and commentaries forming part of or relating to such forecasts, budgets and plans;

                        (iv) The Jefferson Davis and White Pine facilities and
                 the Pine Glen warehouse and the Fibers Business; research and development facilities;

                        (v) Written details of any significant business or
                 commercial arrangement, commitments or understandings (whether or not reduced to writing and whether or not legally binding) related to the Fibers Business; and

                        (vi) Such access to the employees and advisors of AFC as
                 may be necessary or useful in connection with any of the foregoing.

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

         5.17 SETTLEMENT OF LAWSUITS. In 1994, the Office of Federal Compliance Programs issued a Notice of Violation in which it alleged that two employment screening tests used by AFC were unlawful. AFC will not settle this matter without the prior written consent of Holdings, and will not admit any liability in connection therewith.

         5.18 ASSUMPTION OF LIABILITIES. AFC acknowledges and agrees that, upon the consummation of the Merger, the Surviving Corporation shall be the successor to, and assume, all the obligations of SubCorp under the Fibers Sale Agreement.

                                    ARTICLE 6

                            CONDITIONS TO THE MERGER

         6.1 CONDITIONS TO OBLIGATIONS OF EACH PARTY. The respective obligations of each party to effect the Merger shall be subject to the fulfillment at or prior to the Closing of each of the following conditions:

                 (a) AFC SHAREHOLDER APPROVAL. This Agreement and the Plan of Merger shall have been adopted at the AFC Shareholders Meeting duly called and held in accordance with AFC's Articles of Incorporation and Bylaws and the VSCA, by the holders of more than two-thirds of the shares of AFC Common Stock outstanding and entitled to vote thereon.

                 (b) HSR ACT. All applicable waiting periods under the HSR Act shall have expired or been terminated.

                 (c) PROXY STATEMENT. No proceedings under the proxy rules or Rule 13e-3 of the SEC pursuant to the Exchange Act and with respect to the Merger shall be pending before or threatened by the SEC.

                 (d) INJUNCTION, ETC. The consummation of the Merger will not violate the provisions of any injunction, order, judgment, decree, law or regulation applicable or effective with respect to AFC, Holdings, Parent, SubCorp or their respective officers, managers and directors. No suit or proceeding shall have been instituted by any person, or, to the best AFC's or Holdings' knowledge, shall have been threatened by any Governmental Entity, that seeks to (i) prohibit, restrict or delay consummation of the Merger or to limit in any material respect the right of Holdings to control any material aspect of the business of Holdings and its Subsidiaries or AFC and its Subsidiaries after the Effective Time, or (ii) to subject Holdings or AFC or their respective directors or officers to material liability on the ground that it or they have breached any law or regulation or otherwise acted improperly in relation to the Merger; provided, however, that in the case of any action, suit or proceeding instituted by a person other than a Governmental Entity, such action, suit or proceeding has a substantial likelihood of success in the opinion of legal counsel for the party invoking this provision.

         6.2 CONDITIONS TO OBLIGATIONS OF HOLDINGS AND SUBCORP. Consummation of the Merger is subject to the fulfillment to the reasonable satisfaction of Holdings, prior to or at the Closing, of each of the following conditions:

                 (a) CONSENTS, AUTHORIZATIONS, ETC. The consents required under the items listed on Schedule 4.1(e) and all consents, authorizations, orders and approvals of, and filings and registrations with, any Governmental Entity or any nongovernmental third party (other than the filing of the Articles of Merger with the Commission) that are required for or in connection with the execution and delivery by AFC of this Agreement and the consummation by AFC of the Merger shall have been obtained or made, except where the failure to obtain such consent, authorization, order or approval would not have a Material Adverse Effect.

                 (b) REPRESENTATIONS AND WARRANTIES. The representations and warranties of AFC contained in this Agreement shall have been true and correct in all respects at the date hereof and, except for changes contemplated in this Agreement, shall also be true and correct in all respects at and as of the Closing Date, with the same force and effect as if made at and as of the Closing Date, except in either case as such representations and warranties by their terms relate only to dates or periods of time prior to the Closing Date, or, in any event, except where the failure of representations or warranties to be true and correct (determined for this purpose without taking into consideration any materiality qualifier contained in such representation or warranty) in the aggregate would not have a Material Adverse Effect, and AFC shall have performed or complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by it at or prior to the Closing Date.

                 (c) CERTIFICATE. (i) AFC shall have delivered to Holdings a certificate, dated as of the Closing Date, of the Chief Executive Officer, the Chief Operating Officer, the Chief Financial Officer and the Vice President, Bonded Fiber Products of AFC to the effect that to the best of such officer's knowledge the conditions specified in paragraph (b) of this Section 6.2 have been satisfied. Such certificate shall also specify the number of issued and outstanding shares of AFC Common Stock as of the Closing Date.

                 (d) OPINION AND CONFIRMATION OF AFC'S COUNSEL. Holdings, Parent and SubCorp shall have received an opinion and confirmation, dated as of the Closing Date, of Hunton & Williams, counsel to AFC, substantially to the effect set forth in Exhibit E hereto, with such exceptions and limitations as shall be reasonably satisfactory to Holdings.

                 (e) LETTERS FROM ACCOUNTANTS. Holdings shall have received the letter of Coopers & Lybrand L.L.P. contemplated by Section 5.11.

                 (f) ADDITIONAL CERTIFICATES, ETC. AFC shall have furnished to Holdings such additional certificates, opinions and other documents as Holdings may have reasonably requested as to any of the conditions set forth in Sections 6.1 and 6.2.

                 (g) RESIGNATIONS. AFC shall have delivered to Holdings, to the extent requested by Holdings, the written resignations of the directors of AFC.

                 (h) FINANCING. All conditions in the commitment of financing for the Merger from Wachovia Bank of North Carolina, N.A. and, if applicable, other banks as set forth in that certain commitment letter dated February ___, 1997 and attached hereto as Exhibit F that are not within the control of SubCorp and its Affilliates shall have been satisfied, all of which conditions SubCorp agrees to use its best commercial efforts to have satisfied.

                 (i) SATISFACTION OF CONDITIONS IN FIBERS SALE AGREEMENT. All conditions to the obligations of Bunzl in the Fibers Sale Agreement that are not within the control of Holdings and its Affiliates shall have been satisfied.

                  (j) MORGAN CONSULTING AND NON-COMPETITION AGREEMENT. John L. Morgan shall have executed and delivered a Consulting and Non-Competition Agreement with Bunzl in the form of Exhibit B to the Fibers Sale Agreement.

                 (k) MORGAN SEVERANCE AGREEMENT. AFC and John L. Morgan shall have executed a severance agreement providing for termination of his employment by AFC and its Subsidiaries as of the Effective Time providing for (i) a severance payment of $800,000 at Closing (in lieu of all salary and bonuses payable after the Effective Time and all additional accruals or contributions that would be payable after the Effective Time with respect to his interest in the AFC Pension Plan, SERP and Profit-Sharing and 401(k) Plan and in lieu of continued participation in welfare plans other than health insurance plans); and
         (ii) continued participation until December 31, 1999 as a retiree, in AFC's medical insurance plan (if generally available for retirees thereunder) on the same contributing basis as now in effect; provided, however, that Mr. Morgan will pay any premiums in excess of $9,000 for such medical insurance coverage during 1997 through 1999; and (iii) indemnification holding Mr. Morgan harmless with respect to the application of the provisions of Sections 280G and 4999 of the Code, respectively, including indemnification for any excise tax obligations and any federal, state or local income, employment-related and excise tax obligations with respect to the indemnification payments.

                 (l) TRANSFER AGENT'S CERTIFICATE. AFC shall have delivered to Holdings a certificate of the Transfer Agent for the AFC Common Stock specifying the number of issued and outstanding shares as of the Closing Date.

         6.3 CONDITIONS TO OBLIGATIONS OF AFC. Consummation of the Merger is subject to the fulfillment to the reasonable satisfaction of or waiver by AFC, prior to or at the Effective Time, of each of the following conditions:

                 (a) CONSENTS, AUTHORIZATIONS, ETC. All consents, authorizations, orders and approvals of, and filings and registrations with, any Governmental Entity or non-governmental third party (other than the filing of the Articles of Merger with the Commission), which are required for or in connection with the execution and delivery of this Agreement by Holdings, Parent and SubCorp and the consummation by SubCorp of the Merger shall have been obtained or made except where the failure to obtain such consent, authorization, or approval would not have a material adverse effect on the consolidated financial condition, results of operations, business or prospects of Holdings and its Subsidiaries taken as a whole.

                 (b) REPRESENTATIONS AND WARRANTIES. The representations and warranties of Holdings, Parent and SubCorp contained in this Agreement shall have been true and correct in all respects at the date hereof and shall also be true and correct in all respects at and as of the Closing Date, except for changes contemplated in this Agreement, with the same force and effect as if made at and as of the Closing Date or except as such representations and warranties by their terms relate only to periods of time prior to the Closing Date or except where the failure of any representation or warranty to be true and correct would not have a material adverse effect on the consolidated financial condition, results of operation, business or prospects of Holdings and its Subsidiaries taken as a whole; and Holdings shall have performed or complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by it at or prior to the Closing Date.

                 (c) CERTIFICATE. Holdings shall have delivered to AFC a certificate, dated as of the Closing Date, of the Chief Executive Officer of Holdings to the effect that the conditions specified in paragraph (b) of this Section 6.3 have been satisfied.

                 (d) OPINION AND CONFIRMATION OF HOLDINGS', PARENT'S AND SUBCORP'S COUNSEL. AFC shall have received an opinion and confirmation, dated as of the Closing Date, of Sutherland, Asbill & Brennan, L.L.P. counsel to Holdings, Parent and SubCorp, to the effect set forth in Exhibit E hereto, with such exceptions and limitations as shall be reasonably satisfactory to AFC.

                 (e) ADDITIONAL CERTIFICATES, ETC. Holdings shall have furnished to AFC such additional certificates, opinions and other documents as AFC may have reasonably requested as to any of the conditions set forth in Sections 6.1 and 6.3.

                 (f) SATISFACTION OF CONDITIONS IN FIBERS SALE AGREEMENT. All conditions to the obligations of Bunzl in the Fibers Sale Agreement shall have been satisfied, and the cash consideration payable thereunder to the Surviving Corporation at Closing shall have been made available to the Surviving Corporation.

                 (g) FAIRNESS OPINION. The fairness opinion of Goldman, Sachs & Co. with respect to the Merger shall not have been withdrawn.

                                   ARTICLE 7

                          TERMINATION AND ABANDONMENT

         7.1 TERMINATION AND ABANDONMENT. This Agreement and the Merger may be terminated and abandoned at any time prior to the Effective Time:

                 (a) By mutual action of the Board of Directors of AFC and the Managers of Holdings, whether before or after any action by AFC's shareholders.

                 (b)    By Holdings:

                            (i) if any event shall have occurred as a result of
                 which any condition set forth in Section 6.2 is no longer capable of being satisfied;

                           (ii) if there has been a breach by AFC of any
                 representation or warranty contained in this Agreement that would have a Material Adverse Effect, or there has been a material breach of any of the covenants or agreements set forth in this Agreement on the part of AFC, which breach is not curable, or, if curable, is not cured within 15 days after written notice of such breach is given by Holdings to AFC;

                          (iii) if AFC (or its Board of Directors) shall have
                 authorized, recommended, proposed or publicly announced its intention to enter into a Competing Transaction (as defined below) that has not been consented to in writing by Holdings; or

                           (iv) if the Board of Directors of AFC shall have
                 withdrawn or materially modified its authorization, approval or favorable recommendation to the shareholders of AFC with respect to the Plan of Merger or this Agreement in a manner adverse to Holdings or shall have failed to make such favorable recommendation.

                 (c)    By AFC:

                            (i) if any event shall have occurred as a result of
                 which any condition set forth in Section 6.3 is no longer capable of being satisfied; or

                           (ii) if there has been a breach by Holdings, Parent
                 or SubCorp of any representation or warranty contained in this Agreement which would have or would be reasonably likely to have a material adverse effect on the consolidated financial condition, results of operations or business of Holdings and its Subsidiaries taken as a whole or the ability of Holdings, Parent or SubCorp to consummate the Merger, or there has been a material breach of any of the covenants or agreements set forth in this Agreement on the part of Holdings, Parent or SubCorp, which breach is not curable or, if curable, is not cured within 15 days after written notice of such breach is given by AFC to Holdings.

                 (d) By AFC if because of its receipt of a proposal with respect to a Competing Transaction, the Board of Directors concludes, in good faith, after receiving advice of its legal counsel that such termination is in the best interests of AFC and its shareholders.

                 (e) By Holdings or AFC if there shall have occurred (i) any general suspension of, or limitation on, trading in securities generally on NASDAQ continuing for a period of fifteen (15) business days, or (ii) a declaration of a banking moratorium or any suspension of payments in respect of banks in the United States continuing for a period of fifteen (15) business days.

                 (f) By either Holdings or AFC if (i) any event shall have occurred as a result of which any condition set forth in Section 6.1 is no longer capable of being satisfied or (ii) the Merger shall not have been consummated by June 30, 1997; provided, however, that, in either case, the terminating party shall not have breached in any material respect its obligations under this Agreement in any manner that proximately contributed to the failure of any such condition to be satisfied or the failure to consummate the Merger.

As used herein, a "Competing Transaction" shall mean (i) any merger, consolidation, share exchange, business combination, or other similar transaction involving AFC or a significant Subsidiary of AFC; (ii) any sale, lease, exchange, mortgage, pledge, transfer or other disposition of 25% or more of the assets of AFC, taken as a whole, in a single transaction or series of transactions; (iii) any tender or exchange offer for 25% or more of the outstanding shares of AFC Common Stock or the filing of a registration statement under the Securities Act in connection therewith; or (iv) any public announcement of a proposal, plan or intention to do any of the foregoing or any agreement to engage in any of the foregoing.

         7.2 SPECIFIC PERFORMANCE. The parties acknowledge that the rights of each party to consummate Merger are special, unique, and of extraordinary character, and that, in the event that either violates or fails and refuses to perform any covenant made by it herein, the other party or parties will be without adequate remedy at law. Each party agrees, therefore, that, in the event that it violates or fails and refuses to perform any covenant made by it herein, the other party or parties so long as it or they are not in breach hereof, may, in addition to any remedies at law, institute and prosecute an action in a court of competent jurisdiction to enforce specific performance of such covenant or seek any other equitable relief.

         7.3 RIGHTS AND OBLIGATIONS UPON TERMINATION. If this Agreement is not consummated for any reason, each party will redeliver all documents, work papers, and other materials of any party relating to the Merger, whether obtained before or after the execution hereof, to the party furnishing the same, except to the extent previously delivered to third parties in connection with the Merger, and no information received by any party hereto with respect to the business of any other party shall be used for the advantage of, or disclosed to third parties by, such party to the detriment of the party furnishing such information; provided, however, that this Section 7.3 shall not apply to any documents, work papers, material, or information that, through no act or failure to act by any other party hereto (a) is a matter of public knowledge or (b) heretofore has been or hereafter is published in any publication for public distribution or filed as public information with any Governmental Entity.

         7.4 CERTAIN FEES AND EXPENSES. AFC acknowledges that Holdings has spent, and will be required to spend, substantial time and effort in examining the business, properties, affairs, financial condition and prospects of AFC and its Subsidiaries and has incurred, and will continue to incur, substantial fees and expenses in connection with such examination, the preparation of this Agreement and the accomplishment of the Merger. Therefore, to induce
Holdings to enter this Agreement:

                 (a) EXPENSES. In the event that AFC terminates this Agreement pursuant to Section 7.1(d) or Holdings terminates this Agreement pursuant to Section 7.1(b)(iii) or Section 7.1(b)(iv) and at the time there exists a Competing Transaction, then AFC shall reimburse Holdings for the total amount of the Expenses. For purposes of this Section 7.4, "Expenses" shall include all reasonable out-of-pocket expenses and fees (including, without limitation, fees and expenses payable to all investment banking firms and their respective agents and counsel, and all reasonable fees of counsel, accountants, experts and consultants to Holdings) actually incurred by Holdings or on its behalf or by Bunzl or on its behalf in connection with the Merger and all transactions contemplated by this Agreement, including the sale of the Fibers Business to Bunzl; provided, however, that Expenses shall be limited to 1% of the product of the Merger Consideration multiplied by the total number of shares of outstanding AFC Common Stock. The Expenses, if due, shall be paid promptly after such termination.

                 (b) FEE. If this Agreement is terminated pursuant to Section 7.1(d) by AFC or pursuant to Section 7.1(b)(iii) or 7.1(b)(iv) by Holdings and a Competing Transaction is consummated on or before February 28, 1998, then AFC shall pay to Holdings promptly after the consummation of the Competing Transaction a fee in the amount of 2% of the product of the Merger Consideration multiplied by the total number of shares of outstanding AFC Common Stock in addition to the amount of any Expenses paid or payable under subsection (a) above (the "Fee"), not as a penalty but as full and complete liquidated damages.

The Expenses and the Fee shall be payable to Holdings notwithstanding that any action taken by the Board of Directors of AFC that may give rise to the obligation to pay the Expenses and the Fee may have been taken in accordance with the fiduciary duties of the Board of Directors.

                 (c) PAYMENT. Any payment required pursuant to this Section 7.4 shall be made as promptly as practicable, but in no event later than three business days after Holdings' delivery to AFC of a statement setting forth the amount payable and the facts causing such amount to be payable, including (if applicable) the Expenses in reasonable detail, and shall be made by wire transfer of immediately available funds to an account designated by Holdings. In the event that Holdings is entitled to the Expenses or the Fee, AFC shall also pay to Holdings interest at the rate of 8.0% per year on any amounts that are not paid when due, plus all costs and expenses in connection with or arising out of the enforcement of the obligation of AFC to pay the Expenses, the Fee or such interest.

         7.5 EFFECT OF TERMINATION. Except for the provisions of Sections 5.4, 5.5, 5.12, 7.3, 7.4, this Section 7.5 and Article 8, which shall survive any termination of this Agreement, in the event of the termination and abandonment of this Agreement pursuant to Section 7.1, this Agreement shall forthwith become void and have no further effect, without any liability on the part of any party hereto or its respective officers, directors or shareholders; provided, however, that except as expressly set forth in Section 7.4(b), nothing in this Section
7.5 shall relieve any party from liability for the knowing and intentional breach of any of its representations, warranties, covenants or agreements set forth in this Agreement.


                                   ARTICLE 8

                               GENERAL PROVISIONS

         8.1 WAIVER OF CERTAIN CONDITIONS. Any party may, at its option, waive in writing any or all of the conditions herein contained to which its obligations hereunder are subject, except that the conditions contained in
Section 6.1, and Section 6.2(a) (with respect to consents and authorizations, orders and approvals of, and filings and registrations with, any Governmental Entity) and Section 6.3(a) (with respect to consents and authorizations, orders and approvals of, and filings and registrations with, any Governmental Entity) may not be so waived.

         8.2 NOTICES. All notices and other communications under this Agreement shall be in writing and may be given by any of the following methods: (a) personal delivery; (b) facsimile transmission; (c) registered or certified mail, postage prepaid, return receipt requested; or (d) overnight delivery service requiring acknowledgment of receipt. Any such notice or communication shall be sent to the appropriate party at its address or facsimile number given below (or at such other address or facsimile number for such party as shall be specified by notice given hereunder):

                           If to Holdings, Parent or SubCorp, to:

                                WBT Holdings LLC
                                999 Peachtree Street, N.E. Suite 2300
                                Atlanta, Georgia  30309-3996
                                Telecopier: (404) 853-8806
                                Attention: Bennett L. Kight, President
                                with a copy to:

                                Sutherland, Asbill & Brennan, L.L.P.
                                999 Peachtree Street, N.E., Suite 2300
                                Atlanta, Georgia 30309-3996
                                Fax No. (404) 853-8806
                                Attention: George L. Cohen, Esq.


                           If to AFC, to:

                                3951 Westerre Parkway, Suite 300
                                Richmond, Virginia 23233
                                Fax No. (804) 346-0164
                                Attention:  John L. Morgan

                                with a copy to:

                                Hunton & Williams
                                951 East Byrd Street
                                Richmond, Virginia 23219-4074
                                Fax No. (804) 788-8218
                                Attention: C. Porter Vaughan, III, Esquire

All such notices and communications shall be deemed received upon (i) actual receipt thereof by the addressee, (ii) actual delivery thereof to the appropriate address as evidenced by an acknowledged receipt, or (iii) in the case of a facsimile transmission, upon transmission thereof by the sender and confirmation of receipt. In the case of notices or communications sent by facsimile transmission, the sender shall contemporaneously mail or deliver a copy of the notice or communication to the addressee at the address provided for above. However, such mailing shall in no way alter the time at which the facsimile notice or communication is deemed received.

         8.3 TABLE OF CONTENTS; HEADINGS. The Table of Contents, cross reference pages and headings contained herein are for convenience of reference only, do not constitute a part of this Agreement, and shall not be deemed to limit or affect any of the provisions hereof.

         8.4 AMENDMENT. Except as otherwise provided in Section 13.1-718(I) of the VSCA, this Agreement or the Plan of Merger may be amended, at any time before or after the approval of this Agreement and the Plan of Merger by the holders of AFC Common Stock, by action of the respective Boards of Directors of AFC, Parent and SubCorp and the Managers of Holdings, without action by the shareholders or members thereof. Any variation, modification or amendment to this Agreement must be made in writing and executed by each of the parties hereto.

         8.5 NO SURVIVAL OF REPRESENTATIONS, WARRANTIES OR COVENANTS. None of the representations or warranties made in Article 4 or the covenants made in
Article 5 shall survive the Closing Date.

         8.6 SEVERABILITY. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other terms and provisions of this Agreement will nevertheless remain in full force and effect so long as the economic or legal substance of the Merger is not affected in any manner adverse to any party hereto. Upon any such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto will negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the Merger as contemplated by the Plan of Merger is consummated.

         8.7 WAIVER. The failure of any party hereto at any time or times to require performance of any provision hereof shall in no manner affect the right to enforce the same. No waiver by any party of any condition, or the breach of any term, provision, warranty, representation, agreement or covenant contained in this Agreement or the other agreements contemplated hereby, whether by conduct or otherwise, in any one or more instances shall be deemed or construed as a further or continuing waiver of any such condition or breach or a waiver of any other condition or of the breach of any other term, provision, warranty, representation, agreement or covenant herein or therein contained.

         8.8 NO THIRD PARTY BENEFICIARIES; ASSIGNMENT. This Agreement shall inure to the benefit of the parties and their respective successors and permitted assignees. Nothing in this Agreement shall create or be deemed to create any third party beneficiary rights in any person or entity; provided, however, that all persons who are beneficiaries of Sections 5.4(a), 5.10 or 5.12 shall be entitled to enforce the provisions of those sections, respectively. Except for assignments to wholly-owned subsidiaries (direct or indirect) of Holdings, in which event Holdings shall remain liable for the performance of this Agreement, no transfer or assignment (including by operation of law) of this Agreement or of any rights or obligations under this Agreement may be made by any party without the prior written consent of the other parties and any attempted transfer or assignment without that required consent shall be void. No transfer or assignment by a party of its rights under this Agreement shall relieve it of any of its obligations to the other parties under this Agreement.

         8.9 TIME OF THE ESSENCE; COMPUTATION OF TIME. Time is of the essence of each and every provision of this Agreement. Whenever the last day for the exercise of any right or the discharge of any duty under this Agreement shall fall upon Saturday, Sunday or a public or legal holiday, the party having such right or duty shall have until 5:00 p.m. Atlanta, Georgia time on the next succeeding regular business day to exercise such right or to discharge such duty.

         8.10 COUNTERPARTS. This Agreement may be executed by each party upon a separate copy, and in such case one counterpart of this Agreement shall consist of enough of such copies to reflect the signatures of all of the parties. This Agreement may be executed in two or more counterparts, each of which shall be an original, and each of which shall constitute one and the same agreement. Any party may deliver an executed copy of this Agreement and of any documents contemplated hereby by facsimile transmission to another party and such delivery shall have the same force and effect as any other delivery of a manually signed copy of this Agreement or of such other documents.

         8.11 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia, without giving effect to the conflicts of law principles thereof.

         8.12 ENTIRE AGREEMENT. This Agreement (with its Schedules and Exhibits) and the Confidentiality Agreement contain, and are intended as, a complete statement of all the terms of the arrangements among the parties with respect to the matters provided for, supersede any previous agreements and understandings between the parties with respect to those matters and cannot be changed or terminated orally.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.


                                      AMERICAN FILTRONA CORPORATION

                                       /s/ JOHN L. MORGAN
                                      -----------------------------------------
                                      Name  John L. Morgan
                                      Title Chairman



                                      WBT HOLDINGS LLC

                                       /s/ BENNETT L. KIGHT
                                      -----------------------------------------
                                      Name  Bennett L. Kight
                                      Title President




                                      WB PARENT CORP.

                                       /s/ BENNETT L. KIGHT
                                      -----------------------------------------
                                      Name  Bennett L. Kight
                                      Title President




                                      WB ACQUISITION CORP.

                                        /s/ BENNETT L. KIGHT
                                      -----------------------------------------
                                      Name  Bennett L. Kight
                                      Title President

                                                                        Annex II




                              FIBERS SALE AGREEMENT


                                   dated as of

                                February 19, 1997

                                     between



                              FIL ACQUISITION CORP.



                                       and



                              WB ACQUISITION CORP.

                              TABLE OF CONTENTS(1)

                                                                                                      Page




                                    ARTICLE 1

                                   DEFINITIONS

               1.01.       Definitions.................................................................  1

                                    ARTICLE 2

                                PURCHASE AND SALE

               2.01.       Purchase and Sale...........................................................  7
               2.02.       Excluded Assets.............................................................  9
               2.03.       Assumed Liabilities.........................................................  9
               2.04.       Excluded Liabilities........................................................ 10
               2.05.       Assignment of Contracts and Rights.......................................... 11
               2.06.       Purchase Price; Allocation of
                           Purchase Price.............................................................. 11
               2.07.       Closing..................................................................... 13
               2.08.       Closing Date Working Capital; Closing
                           Date Fixed Assets; Purchase Price
                           Adjustment.................................................................. 13

                                    ARTICLE 3

                    REPRESENTATIONS AND WARRANTIES OF SELLER

               3.01.       Corporate Existence and Power............................................... 13
               3.02.       Corporate Authorization..................................................... 14
               3.03.       Governmental Authorization.................................................. 14
               3.04.       Non-Contravention........................................................... 14
               3.05.       Required and Other Consents................................................. 14
               3.06.       Financial Statements........................................................ 15
               3.07.       Absence of Certain Changes.................................................. 15
               3.08.       Properties.................................................................. 18

--------
(1) The Table of Contents is not a part of this Agreement.

                                                                                                      Page
               3.09.       Sufficiency of and Title to the
                           Purchased Assets............................................................ 19
               3.10.       No Undisclosed Liabilities.................................................. 20
               3.11.       Litigation.................................................................. 20
               3.12.       Material Contracts.......................................................... 20
               3.13.       Licenses and Permits........................................................ 22
               3.14.       Insurance Coverage.......................................................... 22
               3.15.       Compliance with Laws and Court
                           Orders...................................................................... 23
               3.16.       Inventories................................................................. 23
               3.17.       Receivables................................................................. 24
               3.18.       Intellectual Property....................................................... 24
               3.19.       Employees................................................................... 26
               3.20.       Products.................................................................... 27
               3.21.       Finders' Fees............................................................... 28
               3.22.       Environmental Compliance.................................................... 28
               3.23.       Intracompany Accounts....................................................... 29
               3.24.       Foreign Currency Exposures.................................................. 29
               3.25.       Representations............................................................. 30

                                    ARTICLE 4

                     REPRESENTATIONS AND WARRANTIES OF BUYER

               4.01.       Organization and Existence.................................................. 30
               4.02.       Corporate Authorization..................................................... 30
               4.03.       Governmental Authorization.................................................. 30
               4.04.       Non-Contravention........................................................... 30
               4.05.       Finders' Fees............................................................... 31
               4.06.       Litigation.................................................................. 31

                                    ARTICLE 5

                               COVENANTS OF SELLER

               5.01.       Conduct of the Business..................................................... 31
               5.02.       Access to Information;
                           Confidentiality............................................................. 31
               5.03.       Notices of Certain Events................................................... 33
               5.04.       Noncompetition.............................................................. 34
               5.05.       Amendment of Merger Agreement............................................... 35
               5.06.       Supplemental Disclosure..................................................... 35
               5.07.       Certain Permits............................................................. 35
               5.08.       Insurance................................................................... 35

                                                                                                      Page
               5.09.       Intracompany Indebtedness................................................... 36
               5.10.       Trademarks; Tradenames...................................................... 36
               5.11.       OFCCP....................................................................... 37
               5.12.       Post-Closing Payments....................................................... 37

                                    ARTICLE 6

                               COVENANTS OF BUYER

               6.01.       Access...................................................................... 38
               6.02.       Use of Name................................................................. 38

                                    ARTICLE 7

                            COVENANTS OF BOTH PARTIES

               7.01.       Best Efforts; Further Assurances............................................ 39
               7.02.       Certain Filings............................................................. 39
               7.03.       Public Announcements........................................................ 40
               7.04.       WARN Act.................................................................... 40
               7.05.       Notice of Certain Events.................................................... 40
               7.06.       Access...................................................................... 41

                                    ARTICLE 8

                                   TAX MATTERS

               8.01.       Tax Matters................................................................. 41
               8.02.       Tax Cooperation; Allocation of Taxes........................................ 42


                                    ARTICLE 9

                                EMPLOYEE BENEFITS

               9.01.       Employees and Offers of Employment.......................................... 43
               9.02.       Severance Obligations and COBRA
                           Costs....................................................................... 44
               9.03.       Collective Bargaining Agreement............................................. 44
               9.04.       Seller's Employee Benefits Plans............................................ 44
               9.05.       Buyer Benefit Plans......................................................... 45

                                                                                                      Page
               9.06.       Hourly Pension Plan......................................................... 46
               9.07.       Salaried Pension Plan....................................................... 46
               9.08.       Hourly 401(k) Plan.......................................................... 48
               9.09.       Salaried 401(k) Plan........................................................ 48
               9.10.       Certain Salaried Employee Benefit
                           Services.................................................................... 49
               9.11.       Sharing of Benefits-Related
                           Information................................................................. 50
               9.12.       No Third Party Beneficiaries................................................ 50

                                   ARTICLE 10

                              CONDITIONS TO CLOSING

               10.01.      Conditions to the Obligations of Each
                           Party....................................................................... 50
               10.02.      Conditions to Obligation of Buyer........................................... 51
               10.03.      Conditions to Obligation of Seller.......................................... 53

                                   ARTICLE 11

                            SURVIVAL; INDEMNIFICATION

               11.01.      Survival.................................................................... 54
               11.02.      Indemnification............................................................. 55
               11.03.      Procedures.................................................................. 55
               11.04.      Exclusive Remedies.......................................................... 56

                                   ARTICLE 12

                                   TERMINATION

               12.01.      Grounds for Termination..................................................... 57
               12.02.      Effect of Termination....................................................... 57

                                                                                                      Page

                                   ARTICLE 13

                                  MISCELLANEOUS

               13.01.      Notices..................................................................... 58
               13.02.      Amendments and Waivers...................................................... 59
               13.03.      Successors and Assigns...................................................... 59
               13.04.      Governing Law; Arbitration; Consent
                           to Jurisdiction............................................................. 59
               13.05.      Counterparts; Effectiveness................................................. 61
               13.06.      Third Party Beneficiaries................................................... 61
               13.07.      Bulk Sales Laws............................................................. 61
               13.08.      Captions; Schedules......................................................... 61

Exhibit A -- Form of Assumption and Assignment Agreement
Exhibit B -- Form of Consulting and Non-Competition
               Agreement

Schedule 1.01     Seller Employees
Schedule 2.01(x)  Shared Tangible or Intangible Property
Schedule 2.02     Excluded Assets
Schedule 2.08     Computation of Closing Date Working
                  Capital, Closing Date Fixed Assets and
                  Purchase Price Adjustments
Schedule 3.05(a)  Required Consents
Schedule 3.05(b)  Other Consents
Schedule 3.06(a)  Financial Statements
Schedule 3.06(c)  Exceptions to GAAP
Schedule 3.07(a)  Absence of Certain Changes Since
                  December 31, 1995
Schedule 3.07(b)  Absence of Certain Changes Since
                  the Balance Sheet Date
Schedule 3.08(a)  Real Property
Schedule 3.08(b)  Personal Property
Schedule 3.10     Undisclosed Liabilities
Schedule 3.11     Litigation
Schedule 3.12     Material Contracts
Schedule 3.13     Licenses and Permits
Schedule 3.15     Noncompliance with Laws and Court Orders
Schedule 3.18     Intellectual Property
Schedule 3.19(a)  Employees
Schedule 3.19(b)  Employee Plans
Schedule 3.19(d)  Benefit Arrangements
Schedule 3.19(e)  Employee Benefits
Schedule 3.21     Finders' Fees
Schedule 3.22     Environmental Compliance
Schedule 3.23     Intracompany Accounts

Schedule 3.24(b)  Foreign Currency Exposures
Schedule 9.02     Employee Benefits or Compensation
                  Arrangements
Schedule 9.07(b)  Salaried Employees
Schedule 10.02    Customers of the Business

                             FIBERS SALE AGREEMENT





              AGREEMENT dated as of February 19, 1997 between WB Acquisition Corp., a Virginia corporation ("Seller"), and FIL Acquisition Corp., a Delaware corporation ("Buyer").


                             W I T N E S S E T H :


              WHEREAS, American Filtrona Corporation, a Virginia corporation ("AFC"), conducts a business which manufactures, sells and distributes tobacco filters, writing instrument components, healthcare device components and components of household products which, in each case, are manufactured using the bonded fibers technology (the "Business");

              WHEREAS, Seller intends to merge with and into AFC (the "Merger") pursuant to the Merger Agreement (as defined below); and

              WHEREAS, Buyer desires to purchase substantially all of the assets and certain of the liabilities of the Business from Seller, and Seller desires to sell substantially all of the assets and certain of the liabilities of the Business to Buyer, upon the terms and subject to the conditions hereinafter set forth;

              NOW, THEREFORE, in consideration of the foregoing and the representations, warranties, covenants and agreements herein contained, the parties hereto agree as follows:


                                    ARTICLE 1

                                   DEFINITIONS

              1.01. Definitions. (a) The following terms, as used herein, have the following meanings:

              "Accounting Referee" means Price Waterhouse LLP, or if such firm declines to act in such capacity, Arthur Andersen LLP.

              "Affiliate" means, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with such other Person.

              "Balance Sheet" means the balance sheet of the Business as of the Balance Sheet Date included in the Reference Financial Statements.

              "Balance Sheet Date" means September 30, 1996.

              "Benefit Arrangement" means any employment, severance or similar contract or arrangement (whether or not written), or any plan, policy, fund, program or contract or arrangement (whether or not written) providing for compensation, bonus, profit-sharing, stock option, or other stock related rights or other forms of incentive or deferred compensation, vacation benefits, insurance coverage (including any self-insured arrangements), health or medical benefits, disability benefits, workers' compensation, supplemental unemployment benefits, severance benefits and post-employment or retirement benefits (including compensation, pension, health, medical or life insurance or other benefits) that is not an Employee Plan.

              "Business Day" means any day except a Saturday, Sunday or other day on which commercial banks in New York are authorized by law to close.

              "CERCLA" means the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, and any rules or regulations promulgated thereunder.

              "Closing Balance Sheet" means a balance sheet of the Purchased Assets and the Assumed Liabilities as of the close of business as at the Closing Date, to be prepared in accordance with Section 2.08 and Schedule 2.08.

              "Closing Date" means the date of the Closing.

              "Closing Date Fixed Assets" means the fixed assets of the Business as at the Closing Date extracted from the Closing Balance Sheet and shown on the Closing Date Fixed Assets Statement.

              "Closing Date Working Capital" means the working capital of the Business as at the Closing Date extracted from the Closing Balance Sheet and shown on the Closing Date Working Capital Statement.

              "Code" means the Internal Revenue Code of 1986, as amended.

              "Employee Plan" means any "employee benefit plan", as defined in
Section 3(3) of ERISA, that is subject to any provision of ERISA.

              "Environmental Laws" means any federal, state, local or foreign law (including, without limitation, common law), treaty, judicial decision, regulation, rule, judgment, order, decree, injunction, permit or governmental restriction or any agreement or contract with any governmental authority or other third party, whether now or hereafter in effect, relating to the environment, human health and safety or to pollutants, contaminants, waste or chemicals or any toxic, radioactive, ignitable, corrosive, reactive or otherwise hazardous substances, wastes or materials.

              "Environmental Permits" means all permits, licenses, authorizations, certificates and approvals of governmental authorities relating to or required by Environmental Laws and necessary or proper for the Business as currently conducted.

              "ERISA" means the Employee Retirement Income Security Act of 1974, as amended and the rules and regulations promulgated thereunder.

              "ERISA Affiliate" of any entity means any other entity which, together with such entity, would be treated as a single employer under Section 414 of the Code.

              "GAAP" means generally accepted accounting principles in the United States.

              "Hazardous Substances" means any pollutant, contaminant, waste or chemical or any toxic, radioactive, ignitable, corrosive, reactive or otherwise hazardous substance, waste or material or any substance, waste or material having any constituent elements displaying any of the foregoing characteristics including, without limitation, petroleum, its derivatives, by-products and other hydrocarbons, and any substance, waste or material regulated under any Environmental Law.

              "Health Liabilities" means all liabilities and obligations of the Business arising from or related to any actual, alleged or asserted damage to human health or to health related exposures or public health exposures or human safety exposures, in each case arising from or related to cigarettes or other tobacco products which in any manner use any of the products manufactured, distributed, sold or delivered by AFC on or prior to the Closing Date for use in the United States market.

              "HSR Act" means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

              "Indebtedness" of any Person means, at any date, without duplication, (i) all obligations of such Person for borrowed money, (ii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (iii) all obligations of such Person to pay the deferred purchase price of property or services, except trade accounts payable arising in the ordinary course of business, (iv) all obligations of such Person as lessee which are capitalized in accordance with GAAP, (v) all non- contingent obligations of such Person to reimburse any bank or other Person in respect of amounts paid under a letter of credit or similar instrument, (vi) all Indebtedness secured by a Lien on any asset of such Person, whether or not such Indebtedness is otherwise an obligation of such Person and (vii) all guarantees by such Person of Indebtedness of another Person (each such guarantee to constitute Indebtedness in an amount equal to the amount of such other Person's Indebtedness guaranteed thereby).

              "Intellectual Property Right" means any trademark, service mark, trade name, invention, patent, trade secret, know-how, copyright, (including any registration or applications for registration of any of the foregoing) or any other similar type of proprietary intellectual property right, in each case which is owned or licensed by or to Seller or any Affiliate of Seller and used or held for use in the Business.

              "Lien" means, with respect to any property or asset, any mortgage, lien, pledge, charge, security interest, encumbrance or other adverse claim of any kind in respect of such property or asset. For the purposes of this Agreement, a Person shall be deemed to own subject to a Lien any property or asset which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such property or asset.

              "Material Adverse Change" means a material adverse change in the trading, business, assets, condition (financial or otherwise), result of operations or prospects of the Business (other than the Excluded Assets) taken as a whole.

              "Material Adverse Effect" means a material adverse effect on the trading, business, assets, condition (financial or otherwise), result of operations or prospects of the Business taken as a whole.

              "Merger Agreement" means the Agreement and Plan of Merger dated as of February 19, 1997, among WBT, WB Parent Corp., a Virginia corporation, WB Acquisition Corp. and AFC.

              "Multiemployer Plan" means each Employee Plan that is a multiemployer plan, as defined in Section 3(37) of ERISA.

              "1934 Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

              "PBGC" means the Pension Benefit Guaranty Corporation.

              "Person" means an individual, corporation, partnership, association, trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

              "Pre-Closing Tax Period" means (i) any Tax period ending on or before the Closing Date and (ii) with respect to a Tax period that commences before but ends after the Closing Date, the portion of such period up to and including the Closing Date.

              "Prime Rate" means a rate per annum equal to the rate of interest announced from time to time by Citibank, N.A., in New York City as its prime rate in effect from time to time during the period from the Closing Date to the date of payment.

              "Reference Financial Statements" means (i) the financial statements delivered to Buyer prior to the date hereof and included in Schedule 3.06(a) hereto and (ii) any financial statements related to the Business delivered to Buyer by Seller after the date hereof in accordance with the provisions of this Agreement.

              "Seller Employee" means the employees of AFC, who are (i) employed in the Business on the Closing Date and listed on Schedule 1.01 or (ii) hired and employed in the Business after January 31, 1997 (with respect to the Salaried Employees) or after the date hereof (with respect to all other Seller Employees) (the lists of such employees to be delivered by Seller to Buyer at the Closing Date), in each case including any employee on a leave of absence approved by AFC, but excluding any person who is not employed by AFC as of the Closing Date.

              "Tax" means (i) any net income, alterative or add-on minimum tax, gross income, gross receipts, sales, use, ad valorem, value added, transfer, franchise, profits, license, registration, recording, documentary, conveyancing, gains, withholding on amounts paid to or by Seller or AFC or any of their respective Subsidiaries, payroll, employment, excise, severance, stamp, occupation, premium, property, environmental or windfall profit tax, custom duty or other tax, governmental fee or other like assessment or charge of any kind whatsoever, together with any interest, penalty, addition to tax or additional amount imposed by any governmental authority (a "Taxing Authority") responsible for the imposition of any such tax (domestic or foreign), or (ii) liability for the payment of any amounts of the type described in (i) as a result of being party to any agreement or any express or implied obligation to indemnify any other Person.

              "Title IV Plan" means an Employee Plan subject to Title IV of ERISA other than any Multiemployer Plan.

              (b) Each of the following terms is defined in the Section set forth opposite such term:

                           Term                                        Section
                           ----                                        -------
                  active employee                                        9.01
                  Allocation Statement                                   2.06
                  Assumed Liabilities                                    2.03
                  Benefit Transition Period                              9.10
                  Books and Records                                      7.06
                  Bulk Sales                                            13.07
                  Bulk Transfer                                         13.07
                  Buyer 401(k) Plan                                      9.09
                  Closing                                                2.07
                  Confidential Agreements                                5.02
                  Contracts                                              2.01
                  Conveyance Documents                                   2.07
                  Excluded Assets                                        2.02
                  Excluded Liabilities                                   2.03
                  Hourly 401(k) Plan                                     9.08
                  Indemnified Party                                     11.03
                  Indemnifying Party                                    11.03
                  Inventories                                            2.01
                  IRS                                                    3.19
                  Loss                                                  11.02
                  Other Consent                                          3.05
                  Pension Plan Transition Period                         9.07

                  Permits                                                3.13
                  Permitted Liens                                        3.08
                  Personnel                                              3.18
                  Post-Closing Tax Period                                8.02
                  Purchased Assets                                       2.01
                  Purchase Price                                         2.06
                  Real Property                                          3.08
                  Required Consent                                       3.05
                  Retirement Plan                                        9.07
                  RP Amount                                              9.07
                  Salaried Employees                                     9.07
                  Seller 401(k) Plan                                     9.09
                  Seller ESOP                                            9.04
                  Seller Hourly Plan                                     9.06
                  Seller Retirement Plan                                 9.07
                  Severance Payments                                     9.02
                  Transfer Taxes                                         8.02
                  Transferred Employees                                  9.01
                  WARN Act                                               7.04
                  Welfare Plans                                          9.10



                                   ARTICLE 2

                               PURCHASE AND SALE

                  2.01. Purchase and Sale. Except as otherwise provided below, upon the terms and subject to the conditions of this Agreement, Buyer agrees to purchase from Seller and Seller agrees to sell, convey, transfer, assign and deliver, or cause to be sold, conveyed, transferred, assigned and delivered, to Buyer at Closing, free and clear of all Liens, other than Permitted Liens, all of Seller's right, title and interest in, to and under the assets, properties and business, of every kind and description, wherever located, real, personal or mixed, tangible or intangible, owned, held, used or to be used in the conduct of the Business by AFC or Seller as the same shall exist on the Closing Date, including all assets shown on the Balance Sheet and not disposed of in the ordinary course of business, and all assets of the Business acquired by AFC or Seller after the Balance Sheet Date (the "Purchased Assets"), and including, without limitation, all right, title and interest of Seller in, to and under:

                  (a) all real property and leases of, and other interests in, real property owned, held, used or to be used in the Business, in each case, together with all buildings, fixtures, and improvements erected thereon, including, without limitation, the items listed on Schedule 3.08(a);

                  (b) all personal property and interests therein owned, held, used or to be used in the Business, including plant, machinery, equipment, furniture, office equipment, communications equipment, vehicles, storage tanks, spare and replacement parts, fuel and other tangible property, including, without limitation, the items listed on
         Schedule 3.08(b);

                  (c) all raw materials, work-in-process, finished goods, supplies, packaging and other inventories, in each case, owned, held, used or to be used in the Business(the "Inventories");

                  (d) all rights under all contracts, agreements, leases, licenses, commitments, sales and purchase orders and other instruments, in each case, owned, held, used or to be used in the Business (whether written or oral), including, without limitation, the items listed on
         Schedule 3.12 (collectively, the "Contracts");

                  (e) all accounts, notes and other receivables, in each case, owned, held, used or to be used in the Business;

                  (f) all prepaid expenses, including but not limited to ad valorem taxes, leases and rentals, in each case, owned, held, used or to be used in the Business;

                  (g) all petty cash on hand at operating facilities of the Business;

                  (h) all of Seller's rights, claims, credits, causes of action or rights of set-off against third parties relating to the Purchased Assets, including, without limitation, unliquidated rights under manufacturers' and vendors' warranties;

                  (i) all patents, copyrights, trademarks, trade names, servicemarks, service names, technology, know-how, processes, trade secrets, inventions, proprietary data, formulae, research and development data, computer software programs and other intangible property and any applications for the same, in each case, owned or licensed by or to Seller or any Affiliate of Seller or AFC and used or held or held for use in the Business within the period of the last 10 years, including, without limitation, the items listed on Schedule 3.18;

                  (j) all transferable licenses, permits or other governmental authorizations affecting, or relating in any way to, the Business, including, without limitation, the items listed on Schedules 3.13 and 3.18;

                  (k) all rights to the benefits of the insurance policies, as in effect immediately prior to the Closing, related to any of the Purchased Assets;

                  (l) all of Seller's and its Affiliates' rights, title and interest to the name "Filtrona" and any derivations thereof;

                  (m) all books, records, files and papers, whether in hard copy or computer format, used in or needed to carry on the Business, including, without limitation, engineering information, manufacturing records, sales and promotional literature, manuals and data, sales and purchase information and correspondence, lists of present and former suppliers, lists of present and former customers, personnel and employment records, and any information relating to Tax imposed on the Purchased Assets; and

                  (n) all goodwill associated with the Business or the Purchased Assets, together with the right to represent to third parties that Buyer is the successor to the Business;

provided, however, that arrangements will be made as described in Schedule 2.01(x) for the sharing of items of tangible or intangible property that are used with respect to both the Business and to other business activities of AFC.

                  2.02. Excluded Assets. Buyer expressly understands and agrees that (i) any Purchased Assets sold or otherwise disposed of in the ordinary course of business (it being understood that such ordinary course of business does not include any dispositions of capital assets except with the prior written consent of Buyer) and not in violation of any provisions of this Agreement during the period from the date hereof until the Closing Date and (ii) any assets listed or described on Schedule 2.02 (collectively, the "Excluded Assets") shall be excluded from the Purchased Assets.

                  2.03. Assumed Liabilities. Upon the terms and subject to the conditions of this Agreement, Buyer agrees, effective at the time of Closing, to assume all liabilities and obligations of the Business of whatever nature, whether presently in existence or arising hereafter, except for those liabilities and obligations of whatever nature, whether presently in existence or arising hereafter, which are Excluded Liabilities (the "Assumed Liabilities"). Notwithstanding any provision in this Agreement or any other writing to the contrary, Buyer is assuming only the Assumed Liabilities and is not assuming any other liability or obligation of Seller or AFC (or any predecessor of AFC or prior owner of all or part of its businesses and assets) of whatever nature, whether presently in existence or arising hereafter and all such other liabilities and obligations shall be retained by and remain obligations and liabilities of Seller (all such liabilities and obligations not being assumed being herein referred to as the "Excluded Liabilities").

                  2.04. Excluded Liabilities. None of the following, whether or not the liabilities or obligations of the Business, shall be Assumed Liabilities for the purposes of this Agreement:

                  (a) any obligation or liability for Tax arising from or with respect to the Purchased Assets or the operations of the Business which is incurred in or attributable to the Pre-Closing Tax Period;

                  (b) except as specifically provided in Section 9.07, any liabilities or obligations relating to employee benefits or compensation arrangements existing on or prior to the Closing Date related to all employees of AFC who are not Seller Employees, including, without limitation, any such liabilities or obligations under any of Seller's employee benefit agreements, plans or other arrangements listed on Schedule 9.02;

                  (c)  any Health Liability;

                  (d)  any liability or obligation relating to any Excluded
         Asset;

                  (e) all liabilities and obligations of the Business arising from or relating to any of its liabilities to Seller, AFC or any of their respective Affiliates; and

                  (f) any liability or obligation arising from any Indebtedness incurred on or prior to the Closing Date or any checks outstanding as of the Closing Date.

                  For the avoidance of doubt and without limiting the generality of the foregoing, Buyer is not assuming any liabilities or obligations with respect to any liability or obligation of Seller or AFC (or any predecessor of AFC or prior owner of all or part of its business or assets) that is not an Assumed Liability (including without limitation, any claims that have been or may in the future be asserted that relate in any way to the matters, events or transactions resulting in the litigation captioned Ingersoll-Rand Company v. Flair Corporation). It is further understood and agreed that Buyer shall have no responsibility or liability to Seller in respect of any payments made by Seller (whether before or after the Closing Date) to any officer of the Business pursuant to (i) the Articles of Incorporation or Bylaws of AFC or (ii) any indemnification agreement between employees of AFC and AFC.

                  2.05. Assignment of Contracts and Rights. Anything in this Agreement to the contrary notwithstanding, this Agreement shall not constitute an agreement to assign any Purchased Asset or any claim or right or any benefit arising thereunder or resulting therefrom if an attempted assignment thereof, without the consent of a third party thereto, would constitute a breach or other contravention thereof or in any way adversely affect the rights of Buyer or Seller thereunder. Seller and Buyer will use their best efforts (but without any payment of money by Seller or Buyer) to obtain the consent of the other parties to any such Purchased Asset or any claim or right or any benefit arising thereunder for the assignment thereof to Buyer as Buyer may request. If such consent is not obtained, or if an attempted assignment thereof would be ineffective or would adversely affect the rights of Seller thereunder so that Buyer would not in fact receive all such rights, Seller and Buyer will cooperate in a mutually agreeable arrangement under which Buyer would obtain the benefits and assume the obligations thereunder in accordance with this Agreement, including sub-contracting, sub-licensing, or sub-leasing to Buyer, or under which Seller would enforce for the benefit of Buyer, with Buyer assuming Seller's obligations, any and all rights of Seller against a third party thereto. Seller will promptly pay to Buyer when received all monies received by Seller under any Purchased Asset or any claim or right or any benefit arising thereunder.

                  2.06. Purchase Price; Allocation of Purchase Price. (a) The purchase price for the Purchased Assets (the "Purchase Price") is the amount in cash equal to $72,450,000, subject to adjustment as provided in Section 2.08. The Purchase Price shall be paid as provided in Section 2.07.

                  (b) As soon as practicable after the Closing, Buyer shall deliver to Seller a statement (the "Allocation Statement"), setting forth the values allocated among the Purchased Assets and the value allocated to the covenant not to compete described in Section 5.04 hereof, which shall be used for the allocation of the Purchase Price (together with the Assumed Liabilities) among the Purchased Assets and the covenant not to compete.

                  (c) Seller shall have a period of 15 Business Days after the delivery of the Allocation Statement to present in writing to Buyer notice of any objections Seller may have to the allocation set forth in the Allocation Statement. Unless Seller timely objects, the Allocation Statement shall be binding on the parties without further adjustment.

                  (d) If Seller shall raise any objections within the 15 day period, Buyer and Seller shall negotiate in good faith and use their best efforts to resolve such dispute. If the parties fail to agree within 5 Business Days after the delivery of the notice, then the disputed items shall be resolved by the Accounting Referee. The Accounting Referee shall resolve the dispute within 30 days of having the item referred to it. The costs, fees and expenses of the Accounting Referee shall be borne equally by Seller and Buyer.

                  (e) Any adjustment made with respect to the Purchase Price pursuant to Section 2.08 of this Agreement shall be allocated in accordance with the determination mutually agreed by Seller and Buyer. In the event that an agreement is not reached within 5 Business Days after such adjustment, the disputed item(s) shall be resolved pursuant to Section 2.06(d) hereof.

                  (f) Seller and Buyer agree to (i) be bound by the Allocation,
(ii) act in accordance with the Allocation in the preparation of financial statements and filing of all Tax returns (including, without limitation, filing Form 8594 with its Federal income Tax return for the taxable year that includes the date of the Closing) and in the course of any Tax audit, Tax review or Tax litigation relating thereto and (iii) take no position and cause their Affiliates to take no position inconsistent with the Allocation for tax purposes.

                  (g) Not later than 30 days prior to the filing of their respective Forms 8594 relating to this transaction, each party shall deliver to the other party a copy of its Form 8594.

                  2.07. Closing. The closing (the "Closing") of the purchase and sale of the Purchased Assets and the assumption of the Assumed Liabilities hereunder shall take place at the offices of Hunton & Williams, Riverfront Plaza, Richmond, Virginia, concurrently with the consummation of the transactions contemplated by the Merger Agreement. At the Closing,

                  (a) Buyer shall pay the Purchase Price by causing to be credited to such bank account of Seller as may be designated by Seller at least two Business Days prior to the Closing the amount of the Purchase Price in immediately available funds.

                  (b) Seller and Buyer shall enter into an Assignment and Assumption Agreement substantially in the form attached hereto as Exhibit A, and Seller shall deliver to Buyer such deeds (special warranty deeds or local equivalent thereof), bills of sale, endorsements, consents, assignments and other good and sufficient instruments of conveyance and assignment (the "Conveyance Documents") as the parties and their respective counsel shall deem reasonably necessary or appropriate to vest in Buyer all right, title and interest in, to and under the Purchased Assets.

                  2.08. Closing Date Working Capital; Closing Date Fixed Assets; Purchase Price Adjustment. The respective amounts of (i) the Closing Date Working Capital, (ii) the Closing Date Fixed Assets and (iii) the Purchase Price adjustment, if any, shall be determined and, to the extent applicable, paid in accordance with Schedule 2.08.



                                   ARTICLE 3

                    REPRESENTATIONS AND WARRANTIES OF SELLER

                  Seller represents and warrants to Buyer as of the date hereof and as of the Closing Date that:

                  3.01. Corporate Existence and Power. Seller is a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation, and has all corporate powers and all material governmental licenses, authorizations, permits, consents and approvals required to carry on its business as now conducted. Seller is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where such qualification is necessary, except for those jurisdictions where failure to be so qualified would not, individually or in the aggregate, have a Material Adverse Effect. Seller has heretofore delivered to Buyer true and complete copies of the certificate of incorporation and bylaws of Seller as currently in effect.

                  3.02. Corporate Authorization. The execution, delivery and performance by Seller of this Agreement are within Seller's corporate powers and have been duly authorized by all necessary corporate action on the part of Seller. This Agreement constitutes a valid and binding agreement of Seller.

                  3.03. Governmental Authorization. The execution, delivery and performance by Seller of this Agreement require no action by or in respect of, or filing with, any governmental body, agency or official other than compliance with any applicable requirements of the HSR Act.

                  3.04. Non-Contravention. The execution, delivery and performance by Seller of this Agreement do not and will not (a) violate the certificate of incorporation or bylaws of Seller, (b) assuming compliance with the matters referred to in Section 3.03, violate any applicable law, rule, regulation, judgment, injunction, order or decree; (c) assuming the obtaining of all Required and Other Consents, constitute a default under or give rise to any right of termination, cancellation or acceleration of any right or obligation of Seller or to a loss of any benefit relating to the Business to which Seller is entitled under any provision of any agreement, contract or other instrument binding upon Seller or by which any of the Purchased Assets is or may be bound or any Permit or (d) result in the creation or imposition of any Lien on any Purchased Asset, other than Permitted Liens.

                  3.05. Required and Other Consents. (a) Schedule 3.05(a) sets forth each agreement, contract or other instrument binding upon Seller or any Permit requiring a consent as a result of the execution, delivery and performance of this Agreement, except such consents as would not, individually or in the aggregate, have a Material Adverse Effect if not received by the Closing Date (each such consent, a "Required Consent" and together the "Required Consents").

                  (b) Schedule 3.05(b) sets forth every other consent (each such consent, an "Other Consent" and together the "Other Consents") under such agreements, contracts or other instruments or such Permits that is necessary with respect to the execution, delivery and performance of this Agreement.

                  3.06. Financial Statements. (a) Schedule 3.06(a) lists the financial statements of AFC and the Business that constitute the Reference Financial Statements. The Reference Financial Statements fairly present, in conformity with GAAP applied on a consistent basis (except (i) as may be indicated in the notes thereto and (ii) as set forth or described on Schedule 3.06(c) with respect to the financial statements of the Business), the financial position of the Business or AFC, as the case may be, taken as a whole as of the dates thereof and its results of operations, changes in financial position and cash flows for the periods then ended (subject to normal year-end adjustments in the case of any unaudited interim financial statements).

                  (b) As soon as available and in any event prior to the Closing Date, Seller will deliver the financial statements of the Business and AFC which will fairly present, in conformity with GAAP applied on a consistent basis (except (i) as may be indicated in the notes thereto and (ii) as set forth or described on Schedule 3.06(c) with respect to the financial statements of the Business), the financial position of the Business or AFC, as the case may be, taken as a whole as of March 31, 1997 and its results of operations, changes in financial position and cash flows for the periods then ended (subject to normal year-end adjustments in the case of any unaudited interim financial statements).

                  (c) The financial statements of the Business delivered or to be delivered hereunder have been or will be prepared in accordance with GAAP as applied in the audited financial statements of AFC included in the Reference Financial Statements of the same date, except as set forth in Schedule 3.06(c).

                  (d) Books and records of the Business accurately reflect the transactions related to the Business and such books and records contain full, true and correct entries which are made in at least so much detail as to enable Seller to provide true and accurate Reference Financial Statements.

                  3.07. Absence of Certain Changes. (a) Since December 31, 1995, except as set forth on Schedule 3.07(a) or with the prior written consent of Buyer, the Business has been conducted in the ordinary course consistent with past practices.

                  (b) Since the Balance Sheet Date, except as set forth on
Schedule 3.07(b) or with the prior written consent of Buyer, the Business has been conducted in the ordinary course consistent with past practices, and there has not been:

                       (i) any event, occurrence, development or fact which has had or could reasonably be expected to have a Material Adverse Effect;

                      (ii) any incurrence, assumption or guarantee of any indebtedness for borrowed money with respect to the Business;

                     (iii) any creation or other incurrence of any Lien on any Purchased Asset other than in the ordinary course of business consistent with past practices;

                      (iv) any damage, destruction or other casualty loss (whether or not covered by insurance) affecting the Business or any Purchased Asset which, individually or in the aggregate, has had or could reasonably be expected to have a Material Adverse Effect;

                       (v) any transaction or commitment made, or any contract or agreement entered into, by Seller or AFC relating to the Business or any Purchased Asset (including the acquisition or disposition of any assets) or any relinquishment by Seller or AFC of any contract or other right, in either case, other than transactions and commitments in the ordinary course of business consistent with past practices and those contemplated by this Agreement;

                      (vi) any change in any method of accounting or accounting practice by AFC with respect to the Business except for any such change after the date hereof required by reason of a concurrent change in GAAP;

                     (vii) any (A) employment, deferred compensation, severance, retirement or other similar agreement entered into with any employee of the Business (or any amendment to any such existing agreement), (B) grant of any severance or termination pay to any such employee, (C) change in compensation or other benefits payable to any such employee, or (D) change in compensation or other benefits payable to any such employee pursuant to any severance or retirement plans or policies, other than in the ordinary course of business consistent with past practice;

                    (viii) any labor dispute, other than routine individual grievances, or any activity or proceeding by a labor union or representative thereof to organize any employees of the Business, or any lockouts, strikes, slowdowns, work stoppages or threats thereof by or with respect to such employees;

                      (ix) any capital expenditure, or commitment for a capital expenditure, for additions or improvements to property, plant and equipment exceeding $50,000 individually or $200,000 in the aggregate;

                       (x) (A) any distribution in respect of the capital stock of AFC or (B) any payment or declaration of any dividend in respect of the capital stock of AFC other than regular quarterly cash dividends at the rate of $.28 per share;

                      (xi) any issuance of AFC capital stock or securities, or any warrant, option or other right to purchase shares of AFC capital stock or any security convertible into AFC capital stock;

                     (xii) any disposition (whether by means of sale, transfer, lease or otherwise) of any capital asset of the Business;

                    (xiii) any loss of any significant customer or customer accounts or any significant decrease in the volume of sales to any significant customer and Seller has no reason to believe (including, without limitation, by reason of any written notice from such customer) that any such loss or decrease should be anticipated or expected;

                     (xiv) any change in any material terms of any Contract or arrangement with (or any commitment to) any customer or supplier of the Business, in each case, providing for payments in the aggregate equal to or greater than $100,000; or

                      (xv) any material alteration in the payment terms of any Contract, arrangement or commitment related to the Business, in each case, providing for payments in the aggregate equal to or greater than $100,000.

                  3.08. Properties. (a) Schedule 3.08(a) correctly describes all real property used in the Business included in the Purchased Assets (the "Real Property"), which Seller owns, leases or subleases, any title insurance policies and surveys with respect thereto, and any Liens thereon, specifying in the case of leases or subleases, the name of the lessor or sublessor, the lease term and basic annual rent.

                  (b) Schedule 3.08(b) correctly describes all personal property with (a) book value in excess of $10,000 or (b) fair market value in excess of $25,000, in each case, used in the Business included in the Purchased Assets, including but not limited to machinery, equipment, furniture, vehicles, storage tanks, spare and replacement parts, fuel and other trade fixtures and fixed assets, which is owned, leased or subleased in the Business, and any Liens thereon, specifying in the case of leases or subleases, the name of the lessor or sublessor, the lease term and basic annual rent.

                  (c)(i) Seller has good and marketable, indefeasible, fee simple title (subject only to Permitted Liens) to, or in the case of leased Real Property has valid leasehold interests in, all Purchased Assets (whether real, personal, tangible or intangible) reflected on the Balance Sheet or acquired after the Balance Sheet Date, except for assets sold since the Balance Sheet Date in the ordinary course of business consistent with past practices.

             (ii) The Real Property includes all real property used or held for use in connection with the conduct and operations of the Business as heretofore conducted.

            (iii) All leases of Real Property or personal property are in good standing and are valid, binding and enforceable in accordance with their respective terms, and there does not exist under any such lease of real property or personal property any default or any event which with notice or lapse of time or both would constitute a default.

             (iv) The plants, buildings, structures and equipment included in the Purchased Assets have no material defects, are in good operating condition and repair and have been reasonably maintained consistent with standards generally followed in the industry (giving due account to the age and length of use of same, ordinary wear and tear excepted), are suitable for their present uses and, in the case of plants, buildings and other structures (including, without limitation, the roofs thereof), are structurally sound.

                  (v) The plants, buildings and structures included in the Purchased Assets currently have access to (i) public roads or valid easements over private streets or private property for such ingress to and egress from all such plants, buildings and structures and (ii) water supply, storm and sanitary sewer facilities, telephone, gas and electrical connections, fire protection, drainage and other public utilities, in each case as is necessary for the conduct of the Business.

             (vi) None of the structures on the Real Property encroaches upon real property of another person, and no structure of any other person substantially encroaches upon any Real Property.

                  (d)  No Purchased Asset is subject to any Lien, except:

             (i) Liens disclosed on the Balance Sheet;

             (ii) Liens for taxes not yet due or being contested in good faith (and for which adequate accruals or reserves have been established on the Balance Sheet); or

            (iii) Liens, covenants, rights-of-way and other restrictions of record which do not materially detract from the value of such Purchased Asset as now used, or materially interfere with any present or intended use of such Purchased Asset (clauses (i), (ii) and (iii) are, collectively, the "Permitted Liens").

                  (e) No violation of any law, regulation or ordinance (including, without limitation, laws, regulations or ordinances relating to zoning, city planning or similar matters) relating to the Business or any Purchased Asset currently exists or has existed at any time, except for violations which have not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. There are no developments affecting any of the Purchased Assets pending or, to the knowledge of Seller threatened, which, as a result of any law, regulation or ordinance, might materially detract from the value of such Purchased Assets, materially interfere with any present or intended use of any such Purchased Assets or materially adversely affect the marketability of such Purchased Assets.

                  3.09. Sufficiency of and Title to the Purchased Assets. (a) The Purchased Assets constitute, and on the Closing Date will constitute, all of the assets or property used or held for use in or required for the conduct of the Business and are generally adequate to conduct such business.

                  (b) Upon consummation of the transactions contemplated hereby, Buyer will have acquired good and marketable title in and to, or a valid leasehold interest in, each of the Purchased Assets, free and clear of all Liens, except for Permitted Liens and any Liens created by operation of any after-acquired property clause (i) entered into by Buyer or any of its Affiliates or (ii) resulting from any judicial decree or decision entered against Buyer prior to the date hereof.

                  3.10. No Undisclosed Liabilities. There are no liabilities of the Business of any kind whatsoever, whether accrued, contingent, absolute, determined, determinable or otherwise, and there is no existing condition, fact, events or development which could reasonably be expected to result in such a liability, other than:

                  (a)  liabilities provided for in the Balance Sheet;

                  (b)  liabilities disclosed or described on Schedule 3.10; and

                  (c) other undisclosed liabilities which, individually or in the aggregate are not material to the Business, taken as a whole.

                  3.11. Litigation. Except as disclosed in Schedule 3.11, there is no claim, action, suit, investigation or proceeding pending against, or to the knowledge of Seller, threatened against or affecting, the Business or any Purchased Asset before any court or arbitrator or any governmental body, agency or official or which in any manner challenges or seeks to prevent, enjoin, alter or materially delay the transactions contemplated hereby.

                  3.12. Material Contracts. (a) Except for the Contracts disclosed in Schedule 3.12 or any other schedule to this Agreement, with respect to the Business, neither Seller nor AFC is a party to or bound by:

             (i) any lease (whether of real or personal property) providing for annual rentals of $25,000 or more;

             (ii) any agreement for the purchase of materials, supplies, goods, services, equipment or other assets providing for (A) annual payments of $25,000 or more, (B) aggregate payments of $50,000 or more or (C) the purchase of more than 90 days usage of raw materials;

            (iii) any sales, distribution or other similar agreement providing for the sale of materials, supplies, goods, services, equipment or other assets that provides for either (A) annual payments of $25,000 or more or (B) aggregate payments of $50,000 or more;

             (iv) any partnership, joint venture or other similar agreement or arrangement;

              (v) any agreement relating to indebtedness for borrowed money (whether incurred, assumed, guaranteed or secured by any asset);

             (vi) any agreement relating to the deferred purchase price of property (whether incurred, assumed, guaranteed or secured by any asset), except any such agreement with an aggregate outstanding principal amount not exceeding $25,000 and which may be prepaid on not more than 30 days notice without the payment of any penalty;

            (vii) any option, license, franchise or similar agreement;

           (viii) any agency, dealer, sales representative, marketing or other similar agreement;

             (ix) any agreement that limits the freedom of Seller or AFC to compete in any line of business or with any Person or in any area or to own, operate, sell, transfer, pledge or otherwise dispose of or encumber any Purchased Asset or which would so limit the freedom of Buyer after the Closing Date;

              (x) any agreement providing for any purchase or sale obligations with a duration of such obligations in excess of six months;

             (xi) any agreement with or for the benefit of (A) AFC or Seller or any Affiliate of AFC or Seller, (B) any Person directly or indirectly owning, controlling or holding with power to vote, 5% or more of the outstanding voting securities of AFC, Seller or any of their respective Affiliates, (C) any Person 5% or more of whose outstanding voting securities are directly or indirectly owned, controlled or held with power to vote by AFC, Seller or any of their respective Affiliates or (D) any director or officer of AFC, Seller or any of their respective Affiliates or any "associates" or members of the "immediate family" (as such terms are respectively defined in Rule 12b-2 and Rule 16a-1 of the 1934 Act) of such Person; or

            (xii) any other agreement, commitment, arrangement or plan not made in the ordinary course of business which is material to the Business taken as a whole.

                  (b) Each Contract disclosed in any schedule to this Agreement or required to be disclosed pursuant to this Section except as specifically disclosed in such schedule is a valid and binding agreement of Seller and is in full force and effect, and neither Seller nor, to the knowledge of Seller, any other party thereto is in default or breach in any material respect under the terms of any such Contract, nor, to the knowledge of Seller, has any event or circumstance occurred that, with notice or lapse of time or both, would constitute any event of default thereunder. True and complete copies of each such contract have been delivered to Buyer.

                  3.13. Licenses and Permits. Schedule 3.13 correctly describes each license, franchise, permit or other similar authorization affecting, or relating in any way to, the Business or any Purchased Asset, together with the name of the government agency or entity issuing such license or permit (the "Permits"). Except as set forth on the Schedule 3.13, such Permits are valid and in full force and effect and, assuming the related Required Consents and Other Consents have been obtained prior to the Closing Date, are transferable by Seller, and none of the Permits will, assuming the related Required Consents and Other Consents have been obtained prior to the Closing Date, be terminated or impaired or become invalid, in whole or in part, as a result of the transactions contemplated hereby. Upon consummation of such transactions, Buyer will, assuming the related Required Consents and Other Consents have been obtained prior to the Closing Date, have all of the right, title and interest in all the Permits.

                  3.14. Insurance Coverage. Seller has furnished to Buyer a list of, and true and complete copies of, all insurance policies and fidelity bonds relating to the Purchased Assets, the business and operations of the Business and its employees. There is no claim pending under any of such policies or bonds as to which coverage has been questioned, denied or disputed by the underwriters of such policies or bonds or in respect of which such underwriters have reserved their rights. All premiums payable under all such policies and bonds have been timely paid and AFC and Seller has otherwise complied fully with the terms and conditions of all such policies and bonds. Such policies of insurance and bonds (or other policies and bonds providing substantially similar insurance coverage) have been in effect since January 1, 1992 and remain in full force and effect. Such policies and bonds are of the type and in amounts customarily carried by Persons conducting businesses similar to the Business.

                  3.15. Compliance with Laws and Court Orders. Except as disclosed in Schedule 3.15 neither Seller nor AFC is in violation of, has since January 1, 1992 violated, or, to Seller's knowledge, is under investigation with respect to or has been threatened to be charged with or given notice of any violation of, any law, rule, regulation, judgment, injunction, order or decree applicable to the Purchased Assets or the conduct of the Business which violation could be reasonably expected to (i) result in any loss or damage to the Business or (ii) interfere with the operations of the Business, in each case, after the Closing Date.

                  3.16. Inventories. (a) The inventories set forth in the Balance Sheet (including, without limitation, the Inventories) were properly stated therein (after making provisions for obsolescent, obsolete, slow-moving and similar items) at the lesser of cost or fair market value determined in accordance with GAAP consistently maintained and applied. Since the Balance Sheet Date, the level of inventories related to the Business has been maintained in the ordinary course of business. All of the inventories recorded on the Balance Sheet consist of, and all inventories related to the Business on the Closing Date will consist of, items of a quality usable or saleable in the normal course of the Business consistent with past practices and are and will be in quantities sufficient for the normal operation of the Business in accordance with past practices and to fulfill current requirements of the Business. As of the Closing Date, all Inventories will be in physical possession of Seller and held on the Real Property other than (i) Inventories purchased by Seller and in transit to the Real Property, (ii) the Inventories held at Seller's facilities at Columbia, South Carolina (which shall not exceed $50,000 in value in the aggregate) and (iii) the Inventories in transit to the customers of the Business.

                  (b) The level of raw materials held for use in the Business as of the Closing Date does not exceed the normal requirements of the Business for such raw materials for a period of 90 days.

                  3.17. Receivables. All accounts, notes receivable and other receivables (other than receivables collected since the Balance Sheet Date) reflected on the Balance Sheet are, and all accounts and notes receivable arising from or otherwise relating to the Business at the Closing Date will be, valid and genuine in the aggregate amount thereof, subject to normal and customary trade discounts, less any reserves for doubtful accounts recorded on the Balance Sheet. All accounts, notes receivable and other receivables arising out of or relating to the Business at the Balance Sheet Date have been included in the Balance Sheet, and all accounts, notes receivable and other receivables arising out of or relating to the Business at the Closing Date will be included in the Closing Balance Sheet, in accordance with GAAP applied on a consistent basis.

                  3.18. Intellectual Property. (a) Schedule 3.18 sets forth a list of all Intellectual Property Rights, specifying as to each, as applicable:
(i) the nature of such Intellectual Property Right; (ii) the owner of such Intellectual Property Right; (iii) the jurisdictions by or in which such Intellectual Property Right is recognized without regard to registration or has been issued or registered or in which an application for such issuance or registration has been filed, including the respective registration or application numbers; and (iv) licenses, sublicenses and other agreements as to which Seller or any of its Affiliates is a party and pursuant to which any Person (including Seller or AFC) is authorized to use such Intellectual Property Right, including the identity of all parties thereto, a description of the nature and subject matter thereof, the applicable royalty and the term thereof.

                  (b)(i) Neither Seller nor AFC has during the three years preceding the date of this Agreement been a defendant in any claim, action, suit, investigation or proceeding relating to, or otherwise has been notified of, any alleged claim or infringement of any patents, trademarks, service marks or copyrights, and Seller has no knowledge of any other claim or infringement by Seller, in each case, with respect to the Intellectual Property Rights, and (ii) Seller has no knowledge of any continuing infringement by any other Person of any Intellectual Property Rights. No Intellectual Property Right is subject to any outstanding judgment, injunction, order, decree or agreement restricting the use thereof by Seller with respect to the Business or restricting the licensing thereof to any

Person. Neither Seller nor AFC has entered into any agreement to indemnify any other Person against any charge of infringement of any patent, trademark, service mark or copyright.

                  (c) None of the processes and formulae, research and development results and other know-how relating to the Business, the value of which is contingent upon maintenance of the confidentiality thereof, has been disclosed by AFC, Seller or any Affiliate thereof to any Person other than employees, representatives and agents of Seller or other Persons subject to confidentiality obligations to Seller in respect of such information.

                  (d) All Purchased Assets consisting of Intellectual Property have been maintained in confidence in accordance with protection procedures customarily used in the industry to protect rights of like importance. All former and current members of management and key personnel of Seller, AFC or any Affiliates of the Seller or AFC, including all former and current employees, agents, consultants and independent contractors who have contributed to or participated in the conception and development of Intellectual Property (collectively, the "Personnel"), have executed and delivered to AFC or one of its Affiliates a proprietary information agreement restricting such person's right to disclose proprietary information of the Business. Other than Mr. Richard Berger, all former and current Personnel of the Business either (i) have been party to a "work-for-hire" arrangement or agreement with AFC, in accordance with all applicable laws, that has accorded AFC full, effective, exclusive and original ownership of all tangible and intangible property thereby arising or
(ii) have executed appropriate instruments of assignment in favor of AFC as assignee that have conveyed to AFC full, effective and exclusive ownership of all tangible and intangible property thereby arising. No former or current Personnel of the Seller or AFC have any claim in connection with such person's involvement in the conception and development of any Intellectual Property and no such claim has been asserted or is threatened. None of the current officers and employees of Seller or AFC has any patents issued or applications pending for any device, process, design or invention of any kind now used or needed by Buyer, Seller or AFC in the furtherance of the Business, which patents or applications have not been assigned to Seller or AFC and with such assignment duly recorded in the United States Patent and Trademark Office.

                  (e) The Purchased Assets include the "Filtrona" name and the goodwill associated therewith and the exclusive right to use the name "Filtrona" and any derivations thereof in the United States of America and Canada, and AFC has not granted any such right to any third party.

                  (f) At the time of Closing, Seller shall execute and deliver, or cause to be executed and delivered to Buyer, assignments, in recordable form for each of the jurisdictions, transferring all of Seller's right, title and interest in the Intellectual Property Rights identified in Schedule 3.18.

                  3.19. Employees. (a) Schedule 3.19(a) sets forth a true and complete list as of December 31, 1996 of the names, titles, annual salaries and other compensation provided by AFC during 1996 calendar year of all Seller Employees. No key employee of the Business has indicated to Seller that he intends to resign or retire as a result of the transactions contemplated by this Agreement or otherwise within one year after the Closing Date.

                  (b) Schedule 3.19(b) identifies each Employee Plan that (i) is entered into, maintained, administered or contributed to, as the case may be, by Seller or any of its ERISA Affiliates and (ii) covers any Seller Employee or any former employee of the Seller. Seller has furnished or made available to Buyer copies of such Employee Plans (and, if applicable, related trust agreements) and all amendments thereto and written interpretations thereof together with the most recent annual report (Form 5500 including, if applicable, Schedule B thereto) and the most recent actuarial valuation report prepared in connection with any such Employee Plan. Neither Seller nor any of its ERISA Affiliates has engaged in, or is a successor or parent corporation to an entity that has engaged in, a transaction described in Sections 4069 of ERISA.

                  (c) Each Employee Plan that is intended to be qualified under
Section 401(a) of the Code has received a favorable determination letter from the Internal Revenue Service (the "IRS") and, to the knowledge of Seller, no event has occurred since the date of such determination letter to adversely affect the qualified status of such Employee Plan. Each such Employee Plan has been maintained in substantial compliance with its terms and with the requirements prescribed by any and all applicable statutes, orders, rules and regulations, including but not limited to ERISA and the Code.

                  (d) Schedule 3.19(d) identifies each Benefit Arrangement that
(i) is entered into, maintained, administered or contributed to, as the case may be, by

Seller or any of its ERISA Affiliates and (ii) covers any Seller Employee or any former employee of the Seller. Seller has furnished or made available to Buyer copies or descriptions of each such Benefit Arrangement (and, if applicable, related trust agreements) and all amendments thereto and written interpretations thereof. Each such Benefit Arrangement has been maintained in substantial compliance with its terms and with the requirements prescribed by any and all applicable statutes, orders, rules and regulations and has been maintained in good standing with applicable regulatory authorities.

                  (e) Except as otherwise set forth in Schedule 3.19(e), neither the execution and delivery of this Agreement or the Merger Agreement nor the consummation of the transactions contemplated hereby or thereby will (i) result in any payment (including, without limitation, severance, unemployment compensation, golden parachute or otherwise) becoming due under any Employee Plan, (ii) materially increase any benefits otherwise payable under any Employee Plan or (iii) result in the acceleration of the time of payment or vesting of any such benefits to any material extent.

                  (f) There are no Multiemployer Plans to which Seller or any of its ERISA Affiliates is required to contribute with respect to any current or former Seller Employee.

                  (g) As of the Closing Date, the aggregate fair market value of the assets held in the Seller Hourly Plan shall not be less than the projected benefit obligation under such Plan, based on the actuarial assumptions set forth in Schedule B to Form 5500 for 1995 filed with respect to the Seller Hourly Plan, provided that the 1983 Group Annuity Table shall be used in lieu of the 1971 Group Annuity Mortality Table.

                  3.20. Products. Each of the products produced or sold in connection with the Business is, and at all times up to and including the sale thereof has been, (a) in compliance in all material respects with all applicable federal, state, local and foreign laws and regulations and (b) fit for the ordinary purposes for which it is intended to be used and conforms in all material respects to any promises or affirmations of fact made on the container or label for such product or in connection with its sale. There is no design defect with respect to any of the products produced or sold in connection with the Business prior to the Closing Date or, manufactured in conformance with the design in effect as of the Closing Date during the period ending twelve months after the Closing Date, and each of such products contains adequate warnings, presented in a reasonably prominent manner, in accordance with applicable laws, rules and regulations and current industry practice with respect to its contents and use.

                  3.21. Finders' Fees. Except for Goldman Sachs & Co., whose fees will be paid by AFC, and First Union Capital Markets, whose fees will be paid by Seller, there is no investment banker, broker, finder or other intermediary which has been retained by or is authorized to act on behalf of AFC or Seller who might be entitled to any fee or commission in connection with the transactions contemplated by this Agreement or the Merger Agreement. The fees of each of Goldman Sachs & Co. and First Union Capital Markets are set forth on
Schedule 3.21.

                  3.22. Environmental Compliance.  (a) Except as disclosed on
Schedule 3.22:

                  (i) in connection with or relating to the Purchased Assets, Business or Real Property, no notice, notification, demand, request for information, citation, summons or order has been issued, no complaint has been filed, no penalty has been assessed and no investigation or review is pending, or to Seller's knowledge, threatened by any governmental entity or other Person with respect to matters arising out of or relating to any Environmental Law;

                 (ii) there are no liabilities of or relating to the Purchased Assets, Business or Real Property of any kind whatsoever, whether accrued, contingent, absolute, determined, determinable or otherwise, arising under or relating to any Environmental Law, and there are no facts, conditions, situations or set of circumstances which could reasonably be expected to result in or be the basis for any such liability;

               (iii) no incinerator, sump, surface impoundment, lagoon, landfill, septic, wastewater treatment or other disposal system or underground storage tank (active or abandoned) is or has been present at any Real Property;

                (iv) no Hazardous Substance has been discharged, disposed of, dumped, injected, deposited, spilled, leaked, emitted or released at, on or under any Real Property;

              (v) no Real Property nor any property to which Hazardous Substances located on or resulting from the use of any Purchased Asset or Real Property have been transported is listed or, to Seller's knowledge, proposed for listing on the National Priorities List promulgated pursuant to CERCLA, on CERCLIS (as defined in CERCLA) or on any similar federal, state, local or foreign list of sites requiring investigation or cleanup;

             (vi) the Purchased Assets, Business and Real Property are and have been in compliance in all material respects with all Environmental Laws and have been and are in compliance in all material respects with all Environmental Permits; and

            (vii) there are no Environmental Permits that are either nontransferable or require consent, notification or other action to remain in full force and effect following the consummation of the transactions contemplated hereby.

                  (b) There has been no environmental investigation, study, audit, test, review or other analysis conducted of which Seller has knowledge in relation to the Business, any Purchased Asset or Real Property which has not been delivered to Buyer prior to the date hereof.

                  (c) None of the Purchased Assets or the Real
Property is located in New Jersey or Connecticut.

                  (d) For purposes of this Section, the term "Seller" shall include any entity which is, in whole or in part, a predecessor of Seller.

                  3.23. Intracompany Accounts. Schedule 3.23 contains a complete list of all intracompany balances as of the Balance Sheet Date between Seller, AFC and their respective Affiliates, on the one hand, and the Business, on the other hand. Except as set forth on Schedule 3.23, since the Balance Sheet Date there has not been any accrual of liability by the Business to Seller, AFC or any of their respective Affiliates or other transaction between the Business, on the one hand, and Seller, AFC or any of their respective Affiliates, on the other hand.

                  3.24. Foreign Currency Exposures. (a) There have been no sales within the three years ending on December 31, 1996 of the products of the Business to any Person which paid for such products in any currency other than the United

States dollars (other than any sales not exceeding $50,000 per annum in the aggregate).

                  (b) Except as disclosed on Schedule 3.24(b), there have been no purchases within the three years ending on December 31, 1996 of any raw materials or inventory used in the Business from any Person which denominated its pricing for such raw materials or inventory in any currency other than the United States dollars (other than any purchases not exceeding $50,000 per annum in the aggregate).

                  3.25. Representations. The representations and warranties of Seller contained in this Agreement, disregarding all qualifications and exceptions contained therein relating to materiality or Material Adverse Effect, are true and correct with only such exceptions as would not in the aggregate reasonably be expected to have a Material Adverse Effect.


                                    ARTICLE 4

                     REPRESENTATIONS AND WARRANTIES OF BUYER

                  Buyer represents and warrants to Seller as of the date hereof and as of the Closing Date that:

                  4.01. Organization and Existence. Buyer is a corporation duly incorporated, validly existing and in good standing under the laws of Delaware and has all corporate powers and all material governmental licenses, authorizations, permits, consents and approvals required to carry on its business as now conducted.

                  4.02. Corporate Authorization. The execution, delivery and performance by Buyer of this Agreement are within the corporate powers of Buyer and have been duly authorized by all necessary corporate action on the part of Buyer. This Agreement constitutes a valid and binding agreement of Buyer.

                  4.03. Governmental Authorization. The execution, delivery and performance by Buyer of this Agreement require no material action by or in respect of, or material filing with, any governmental body, agency or official other than compliance with any applicable requirements of the HSR Act.

                  4.04. Non-Contravention. The execution, delivery and performance by Buyer of this Agreement do not and will not (a) violate the certificate of incorporation or bylaws of Buyer or (b) assuming compliance with the matters referred to in Section 4.03, violate any applicable law, rule, regulation, judgment, injunction, order or decree.

                  4.05. Finders' Fees. There is no investment banker, broker, finder or other intermediary which has been retained by or is authorized to act on behalf of Buyer who might be entitled to any fee or commission from Seller or any of its Affiliates upon consummation of the transactions contemplated by this Agreement.

                  4.06. Litigation. There is no claim, action, suit, investigation or proceeding pending against, or to the knowledge of Buyer threatened against or affecting, Buyer before any court or arbitrator or any governmental body, agency or official which in any manner challenges or seeks to prevent, enjoin, alter or materially delay the transactions contemplated hereby.


                                    ARTICLE 5

                               COVENANTS OF SELLER

                  Seller agrees that:

                  5.01. Conduct of the Business. From the date hereof until the Closing Date, Seller (i) will promptly notify the Buyer of any development or occurrence of which Seller has notice relating to the Business not in the ordinary course of business consistent with past practices or which contravenes or is reasonably likely to contravene the provisions of Section 3.07, (ii) will, at the request of Buyer, use its commercially reasonable best efforts to learn of any development or occurrence described in clause (i) above, as reasonably specified in such request, and (iii) will, at the request of Buyer, promptly enforce all of its rights against AFC under the Merger Agreement if AFC shall fail to perform, observe and comply with any of the covenants or agreements set forth in the Merger Agreement.

                  5.02. Access to Information; Confidentiality. (a) From the date hereof until the Closing Date, Seller (i) will give, and will cause AFC to give, Buyer, its counsel, financial advisors, auditors and other authorized representatives full access to the offices, properties, books and records of Seller and AFC relating to the Business, (ii) will furnish, and will add a provision to the Merger Agreement that requires AFC to furnish, to Buyer, its counsel, financial advisors, auditors and other authorized representatives such financial and operating data and other information relating to the Business as such Persons may reasonably request and will enforce such provision of the Merger Agreement at Buyer's request and (iii) will instruct the employees, counsel and financial advisors of Seller or AFC to cooperate with Buyer in its investigation of the Business; provided that no investigation by Buyer or other information received by Buyer shall operate as a waiver or otherwise affect any representation, warranty or agreement given or made by Seller hereunder. Any investigation pursuant to this Section shall be conducted in such manner as not to interfere unreasonably with the conduct of the business of AFC or Seller.

                  (b) Seller will add a provision to the Merger Agreement that requires AFC to furnish to Buyer and its counsel copies of those agreements, contracts and commitments of AFC relating to the Business (and, if such agreements, contracts and commitments are not reduced to writing, reasonable written details of the same) which (i) have previously been withheld from Buyer or (ii) include obligations of confidentiality or impose restrictions on disclosure by AFC (clauses (i) and (ii), collectively, the "Confidential Agreements") no less than 5 Business Days prior to the Closing. The Confidential Agreements shall include, without limitation, agreements, contracts and commitments relating to research and/or development work and projects or contracts or agreements with or commitments to or understandings with suppliers or customers of the Business. Buyer shall, if requested, enter into confidentiality undertakings with regard to such Confidential Agreements on such terms as Buyer may agree, with the counterparties to such Confidential Agreements. Seller shall enforce such provision of the Merger Agreement at Buyer's request.

         (c) Seller shall add a provision to the Merger Agreement that requires AFC to disclose to Buyer, its counsel, auditors and other authorized representatives and/or to give Buyer, its counsel, auditors and other authorized representatives, access to, not less than 5 Business Days before the Closing:

                  (i) The commercial terms upon which products, goods, materials and services are supplied by the Business to its customers including, but not limited to, the price at which such products, goods, materials and services are sold and details of any rebates, discounts, commissions and extended credit terms paid or given to customers;

                  (ii) The commercial terms upon which products, goods, materials and devices are supplied to the

                  Business by its suppliers including, but not limited to, the price at which such products, goods, materials and services are supplied to the Business and details of any rebates, discounts and commissions paid or given to the Business;

                  (iii) The financial budgets and forecasts and business plans of or relating to the Business including, but not limited to, full details of the 1997 forecast and budget and the 1997 to 1999 plan and any notes and commentaries forming part of or relating to such forecasts, budgets and plans;

                  (iv) The Jefferson Davis and White Pine facilities and the Pine Glen warehouse and the Business research and development facilities;

                  (v) Written details of any significant business or commercial arrangement, commitments or understandings (whether or not reduced to writing and whether or not legally binding) related to the Business; and

                  (vi) Such access to the employees and advisors of AFC as may be necessary or useful in connection with any of the foregoing.

         Seller shall enforce such provision of the Merger Agreement at Buyer's request.

                  5.03. Notices of Certain Events. Seller shall promptly notify Buyer of each of the following of which it has knowledge (and, at Buyer's request, Seller shall use its commercially reasonable best efforts to acquire such knowledge, as reasonably specified in such request):

                  (a) any notice or other communication from any Person alleging that the consent of such Person is or may be required in connection with the transactions contemplated by this Agreement;

                  (b) any notice or other communication from any governmental or regulatory agency or authority in connection with the transactions contemplated by this Agreement;

                  (c) any actions, suits, claims, investigations or proceedings commenced or, to its knowledge threatened against, relating to or involving or otherwise affecting Seller, AFC or the Business that, if pending on the date of this Agreement, would have been required to have been disclosed pursuant to Section 3.11 or that relate to the consummation of the transactions contemplated by this Agreement; and

                  (d) the damage or destruction by fire or other casualty of any Purchased Asset or part thereof or in the event that any Purchased Asset or part thereof becomes the subject of any proceeding or, to the knowledge of Seller, threatened proceeding for the taking thereof or any part thereof or of any right relating thereto by condemnation, eminent domain or other similar governmental action.

                  5.04. Noncompetition. (a) Seller agrees that for a period of five full years from the Closing Date, neither it nor any of its Affiliates shall:

                  (i) engage, either directly or indirectly, as a principal or for its own account or solely or jointly with others, or as stockholders in any corporation or joint stock association, in any business that competes with the Business as it exists on the Closing Date within the United States of America, Canada, Germany, Ireland, France, United Kingdom, Peru, Mexico, Brazil, Venezuela, Colombia, Australia, Israel, South Korea, India, Thailand, Singapore, Malaysia, Taiwan, Indonesia and Japan; provided that nothing herein shall prohibit the acquisition by Seller or any of its Affiliates of a diversified company having not more than 5% of its sales (based on its latest published annual audited financial statements) attributable to any business that competes with the Business; or

                 (ii) employ or solicit, or receive or accept the performance of services by, any Transferred Employee.

                  (b) If any provision contained in this Section shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Section, but this Section shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein. It is the intention of the parties that if any of the restrictions or covenants contained herein is held to cover a geographic area or to be for a length of time which is not permitted by applicable law, or in any way construed to be too broad or to any extent invalid, such provision shall not be construed to be null, void and of no effect, but to the extent such provision would be valid or enforceable under applicable law, a court of competent jurisdiction shall construe and interpret or reform this

Section to provide for a covenant having the maximum enforceable geographic area, time period and other provisions (not greater than those contained herein) as shall be valid and enforceable under such applicable law. Seller acknowledges that Buyer would be irreparably harmed by any breach of this Section and that there would be no adequate remedy at law or in damages to compensate Buyer for any such breach. Seller agrees that Buyer shall be entitled to injunctive relief requiring specific performance by Seller of this Section, and Seller consents to the entry thereof.

                  5.05. Amendment of Merger Agreement. Seller shall not amend, modify, terminate or waive any of the terms, representations, warranties, covenants or conditions of the Merger Agreement without the prior written consent of the Buyer.

                  5.06. Supplemental Disclosure. Seller shall furnish to Buyer, immediately upon receipt or becoming aware of, any information that would have been required to be included in the Schedules to this Agreement if available on the date hereof. No disclosure pursuant to the immediately preceding sentence shall amend, supplement or modify the Schedules to this Agreement or otherwise limit or affect any right of Buyer to decline to consummate the Closing.

                  5.07. Certain Permits. Prior to the Closing Date, Seller shall have obtained, in a form reasonably satisfactory to Buyer, consent to the transfer of any Permit listed or described on Schedule 3.13 or issuance of a comparable new permit to Buyer, such transferred or new Permit to have terms and conditions that are at least as favorable in the aggregate to the Business as the terms and conditions of such Permit as in effect on the date hereof.

                  5.08. Insurance. Seller will cooperate with Buyer with respect to making claims under any insurance policies written by insurance companies, to the extent such policies were owned by AFC or any of its Subsidiaries prior to the Closing Date. Such cooperation shall include, without limitation, (i) making all reasonable claims and demands against such insurance companies with respect to any matters that might be covered by such insurance policies and pursuing such claims and demands in a commercially reasonable manner; (ii) providing Buyer with all information reasonably requested by Buyer with respect to such insurance policies for a period of not less than ten years prior to the Closing Date, such information to include, without limitation, the insurance company providing the policy, the number of the policy, the dates of the effectiveness of the policy and, to the extent available, the insurance policy; and (iii) requesting such insurance companies to name Buyer (or its appropriate Affiliates) as additional insureds on such policies as Buyer's (or its Affiliates') interests may appear, and cooperating in a commercially reasonable manner in obtaining such additional insured coverage.

                  5.09. Intracompany Indebtedness. At least five Business Days prior to the Closing Date, Seller shall prepare and deliver to Buyer a statement setting out in reasonable detail the calculation of all intracompany balances between Seller, AFC and their respective Affiliates, on the one hand, and the Business, on the other hand, based upon the latest available financial information as of such date, and, to the extent requested by Buyer, provide Buyer with supporting documentation to verify the underlying intracompany charges and transactions. All such intracompany account balances which constitute liabilities of the Business shall be canceled prior to the Closing Date.

                  5.10. Trademarks; Tradenames. (a) Except as specifically set forth herein, after the Closing, Seller and its Affiliates shall not use any trademark or tradename listed on Schedule 3.18, any other name or mark that may reasonably be confused therewith or any logo, format or style that includes any such mark or name.

                  (b) After the Closing, Seller and its Affiliates as of the date hereof (but only in the case of the Affiliates while the Affiliates remain Affiliates of Seller) shall have the right to sell existing inventory and to use existing packaging, labeling, containers, supplies, brochures and technical data sheets bearing or including the tradename "Filtrona", and to use the tradename "Filtrona" or any tradename including the name "Filtrona" on buildings, cars, trucks and other fixed assets, until the earlier of (i) six months after the Closing Date and (ii) the date existing stocks are exhausted. Except as specifically provided herein, neither Seller nor any of its Affiliates shall have the right to use the tradename "Filtrona" or any tradename including the word "Filtrona" in any advertising or public relations materials. Seller and its Affiliates shall comply with all applicable laws or regulations in any use of packaging or labeling containing the tradename "Filtrona" or any tradename including the word "Filtrona" and shall maintain the quality of goods and services provided under the tradename "Filtrona" or any tradename including the word "Filtrona".

                  (c) After the Closing, Southern Plastics Company, A&B Plastics Southwest Inc. and Tri-Lite Plastics Inc. shall have the right (i) to sell existing inventory and to use existing packaging, labeling, containers, supplies, brochures and technical data sheets bearing the trademark or tradename "Filtrona Lighting Group", and to use the trademark or tradename "Filtrona Lighting Group" on buildings, cars, trucks and other fixed assets, solely in connection with acrylic and styrene lighting fixture lenses for fluorescent and other lighting fixtures in the United States until the earlier of (x) six months after the Closing Date and (y) the date existing stock are exhausted, and (ii) to use the trademark or tradename "Filtrona Lighting Group" solely in connection with the sale of acrylic and styrene lighting fixture lenses for fluorescent and other lighting fixtures in the United States until six months after the Closing Date. Except as specifically provided herein, neither Seller nor any of its Affiliates shall have the right to use the trademark or tradename "Filtrona Lighting Group" in any advertising or public relations materials. Seller, Southern Plastics Company, A&B Plastics Southwest Inc. and Tri-Lite Plastics Inc. shall comply with all applicable laws or regulations in any use of packaging or labeling containing the trademark or tradename "Filtrona Lighting Group" and shall maintain the quality of goods and services provided under the trademark or tradename "Filtrona Lighting Group". In the event that any of the Affiliates of Seller specified in this Section 5.10(c) shall cease to be an Affiliate of Seller, the rights granted by Buyer to such Affiliate in respect of the tradename "Filtrona Lighting Group" pursuant to this
Section 5.10(c) shall terminate immediately.

                  (d) Seller shall not be obligated to change the tradename "Filtrona" or any tradename including the word "Filtrona" or the trademark or tradename "Filtrona Lighting" on goods in the hands of dealers, distributors and customers at the time of the expiration of a time period set forth in this
Section 5.10(b) or 5.10(c) above, respectively.

                  (e) The prohibitions set forth in this Section 5.10 may be amended or extended only pursuant to the prior written consent of Buyer.

                  5.11. OFCCP. Without the prior written consent of Buyer, Seller shall not permit AFC (i) to settle any claims arising out of or in connection with the matters described in the Notice of Violation issued to American Filtrona Company, a division of AFC, by the Office of Federal Contract Compliance Programs or (ii) to admit any liability in connection therewith.

                  5.12. Post-Closing Payments. Seller agrees that it shall (i) promptly deliver to Buyer all checks in respect of the Business that are received by Seller after the Closing Date in respect of the Business, with such endorsements as may be reasonably required by Buyer to allow Buyer to present such checks and (ii) promptly upon receipt of any other payment in respect of the Business that is received by Seller after the Closing Date, deliver the funds so received to the bank account designated by Buyer.


                                    ARTICLE 6

                               COVENANTS OF BUYER

                  Buyer agrees that:

                  6.01. Access. On and after the Closing Date, Buyer will afford promptly to Seller and its agents reasonable access to its properties, books, records, employees and auditors to the extent necessary to permit Seller to determine any matter relating to its rights and obligations hereunder or to any period ending on or before the Closing Date; provided that any such access by Seller shall not unreasonably interfere with the conduct of the business of Buyer. Seller will hold, and will use its best efforts to cause its officers, directors, employees, accountants, counsel, consultants, advisors and agents to hold, in confidence, unless compelled to disclose by judicial or administrative process or by other requirements of law, all confidential documents and information concerning Buyer or the Business provided to it pursuant to this Section.

                  6.02. Use of Name. Buyer agrees that it is likely that the customers of Filtrona Lighting Group will be confused if Buyer uses that name in a business competing with certain of Seller's businesses as described below and that therefore for a period of two full years from the Closing Date, neither Buyer nor any of its Affiliates shall:

                  (i) use the name "Filtrona Lighting Group" in the United States in connection with the manufacture, sale or distribution of acrylic and styrene lighting fixture lenses for fluorescent and other lighting fixtures; or

                  (ii) employ or solicit, or receive or accept the performance of services by, any salaried employee of Seller who is not a Seller Employee unless such employee responds to general solicitation for employment by Buyer or any of its Affiliates.

                                    ARTICLE 7

                            COVENANTS OF BOTH PARTIES

                  Buyer and Seller agree that:

                  7.01. Best Efforts; Further Assurances.  (a)
Subject to the terms and conditions of this Agreement, Buyer and Seller will each use its best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary or desirable under applicable laws and regulations to consummate the transactions contemplated by this Agreement. Seller and Buyer each agree to execute and deliver such other documents, certificates, agreements and other writings and to take such other actions as may be necessary or desirable in order to consummate or implement expeditiously the transactions contemplated by this Agreement and to vest in Buyer good and marketable title to the Purchased Assets.

                  (b) Subject to the provisions of Section 11.03, Seller hereby constitutes and appoints, effective as of the Closing Date, Buyer and its successors and assigns as the true and lawful attorney of Seller with full power of substitution in the name of Buyer or in the name of Seller, but for the benefit of Buyer (i) to collect for the account of Buyer any items of Purchased Assets and (ii) to institute and prosecute all proceedings which Buyer may in its sole discretion deem proper in order to assert or enforce any right, title or interest in, to or under the Purchased Assets, and to defend or compromise any and all claims, actions, suits or proceedings in respect of the Purchased Assets. Buyer shall be entitled to retain for its own account any amounts collected pursuant to the foregoing powers, including any amounts payable as interest in respect thereof.

                  7.02. Certain Filings. Seller and Buyer shall cooperate with one another (a) in determining whether any action by or in respect of, or filing with, any governmental body, agency, official or authority is required, or any actions, consents, approvals or waivers are required to be obtained from parties to any material contracts, in connection with the consummation of the transactions contemplated by this Agreement and (b) in taking such actions or making any such filings, furnishing information required in connection therewith and seeking timely to obtain any such actions, consents, approvals or waivers. Buyer and Seller shall promptly, but in no event later than 30 days after the date of this Agreement, make the respective filings and submissions required under the provisions of the HSR Act relating to the Merger and to this Agreement, and thereafter shall comply fully and promptly with any request for additional information ("second request"), voluntary request to submit information or civil investigative demand that might be issued to or served on such party in connection with any investigation under the HSR Act. Buyer and Seller shall further take, or cause to be taken, all actions and do, or cause to be done, all things necessary, proper or advisable under applicable laws or regulations to obtain any required approval, action, or inaction of any governmental body, entity or agency with jurisdiction, so that both the Merger and this Agreement may be permitted to close in accordance with their respective terms, provided that neither Buyer nor Seller shall be required pursuant to the foregoing to agree to any commitment or obligation that would
(1) impose material limitations on the ability of Buyer to effectively control, operate, or enjoy full rights of ownership with respect to (i) the business, assets or operations of the Business or (ii) any other material business, assets or operations of Buyer or its Affiliates, (2) require the divestiture of any other material business or assets by Buyer or its Affiliates or (3) require the prior approval by either the Federal Trade Commission or the Antitrust Division of the Department of Justice of future acquisitions by Buyer or its Affiliates.

                  7.03. Public Announcements. The parties agree to consult with each other before issuing any press release or making any public statement with respect to this Agreement or the transactions contemplated hereby and, except as may be required by applicable law or any listing agreement with any national securities exchange, will not issue any such press release or make any such public statement prior to such consultation.

                  7.04. WARN Act. The parties agree to cooperate in good faith to determine whether any notification may be required under the Worker Adjustment and Retraining Notification Act (the "WARN Act") as a result of the transactions contemplated by this Agreement. Buyer will be responsible for providing any notification that may be required under the WARN Act with respect to any Seller Employee.

                  7.05. Notice of Certain Events. Buyer or Seller shall promptly notify the other party of (i) any breach of any representation or warranty made by it or made or deemed made by Buyer or Seller, as the case may be, that is contained herein or (ii) any breach of any representation, warranty, covenant or agreement made or deemed made by AFC or Seller, as the case may be, that is contained in the Merger Agreement.

                  7.06. Access. (a) Each party agrees that it will cooperate with and make available to the other party, during normal business hours, all books of account and other financial records (including, without limitation, accountant's work papers) pertaining to the Business ("Books and Records"), information and employees (without substantial disruption of employment) retained and remaining in existence after the Closing Date which are necessary or useful in connection with any inquiry relating to Taxes or any audit, investigation or dispute, any litigation or investigation or any other matter requiring any such Books and Records, information or employees for any reasonable business purpose. The party requesting any such Books and Records, information or employees shall bear all of the out-of-pocket costs and expenses (including, without limitation, attorneys' fees, but excluding reimbursement for general overhead, salaries and employee benefits) reasonably incurred in connection with providing such Books and Records, information or employees. The Seller may require certain financial information relating to the Business for periods prior to the Closing Date for the purpose of filing federal, state, local and foreign Tax Returns and other governmental reports, and the Buyer agrees to furnish such information to the Seller at the Seller's request and expense.

                  (b) Each party agrees that it will cooperate with and afford promptly to the Accounting Referee reasonable access to its properties, Books and Records, employees and auditors to the extent necessary to permit the Accounting Referee to resolve any dispute arising between Buyer and Seller in connection with the calculation of any Purchase Price adjustment pursuant to
Section 2.08 and Schedule 2.08; provided that any such access by the Accounting Referee shall not unreasonably interfere with the conduct of the business of Buyer or Seller.


                                    ARTICLE 8

                                   TAX MATTERS

                  8.01. Tax Matters. Seller hereby represents and warrants to Buyer that:

                  (a) Seller has timely paid all Taxes, and all interest and penalties due thereon and payable by it or AFC for the Pre-Closing Tax Period which will have been required to be paid on or prior to the Closing Date, the non-payment of which would result in a Lien on any Purchased Asset, would otherwise adversely affect the Business or would result in Buyer becoming liable or responsible therefor.

                  (b) Seller has established, in accordance with generally accepted accounting principles applied on a basis consistent with that of preceding periods, adequate reserves for the payment of, and will timely pay all Tax liabilities, assessments, interest and penalties which arise from or with respect to the Purchased Assets or the operation of the Business and are incurred in or attributable to the Pre-Closing Tax Period, the non-payment of which would result in a Lien on any Purchased Asset, would otherwise adversely affect the Business or would result in Buyer becoming liable therefor.

                  8.02.  Tax Cooperation; Allocation of Taxes.  (a)
All excise, sales, use, value added, registration stamp, recording, documentary, conveyancing, franchise, property, transfer, gains and similar Taxes, levies, charges and fees (collectively, "Transfer Taxes") incurred in connection with the transactions contemplated by this Agreement shall be borne by Seller. Buyer and Seller shall cooperate in providing each other with any appropriate resale exemption certifications and other similar documentation. The party that is required by applicable law to make the filings, reports, or returns with respect to any applicable Transfer Taxes shall do so, and the other party shall cooperate with respect thereto as necessary.

                  (b) All real property taxes, personal property taxes and similar ad valorem obligations levied with respect to the Purchased Assets for a taxable period which includes (but does not end on) the Closing Date shall be apportioned between Seller and Buyer based on the number of days of such taxable period included in the Pre-Closing Tax Period and the number of days of such taxable period after the Closing Date (with respect to any such taxable period, the "Post- Closing Tax Period"). Seller shall be liable for the proportionate amount of such taxes that is attributable to the Pre-Closing Tax Period, and Buyer shall be liable for the proportionate amount of such taxes that is attributable to the Post-Closing Tax Period. Upon receipt of any bill for real or personal property taxes relating to the Purchased Assets, each of Seller and Buyer shall present a statement to the other setting forth the amount of reimbursement to which each is entitled under this Section 8.02 together with such supporting evidence as is reasonably necessary to calculate the proration amount. The proration amount shall be paid by the party owing it to the other within 10 days after delivery of such statement. In the event that either Seller or Buyer shall make any payment for which it is entitled to reimbursement under this Section 8.02, the other party shall make such reimbursement promptly but in no event later than 10 days after the presentation of a statement setting forth the amount of reimbursement to which the presenting party is entitled along with such supporting evidence as is reasonably necessary to calculate the amount of reimbursement.

                  (c) Buyer and Seller agree to furnish or cause to be furnished to each other, upon request, as promptly as practicable, such information and assistance relating to the Business and the Purchased Assets (including, without limitation, access to personnel and books and records) as is reasonably necessary for the filing of all Tax returns, the making of any election relating to Taxes, the preparation for any audit by any taxing authority, and the prosecution or defense of any claim, suit or proceeding relating to any Tax. Buyer and Seller shall retain all books and records with respect to Taxes pertaining to the Purchased Assets for a period of at least six years following the Closing Date. At the end of such period, each party shall provide the other with at least ten days prior written notice before destroying any such books and records, during which period the party receiving such notice can elect to take possession, at its own expense, of such books and records. Seller and Buyer shall cooperate with each other in the conduct of any audit or other proceeding relating to Taxes involving the Purchased Assets or the Business.


                                    ARTICLE 9

                                EMPLOYEE BENEFITS

                  9.01. Employees and Offers of Employment. (a) On the Closing Date, Buyer shall offer employment to all Seller Employees who are active employees; provided, that Buyer may terminate at any time after the Closing Date the employment of any Seller Employee who accepts such offer. For purposes of this Article 9, the term "active employee" shall mean any Person who, on the Closing Date, is actively employed by Seller or who is on short-term disability leave, authorized leave or absence, including leave under the Family and Medical Leave Act, military service or lay-off with recall rights as of the Closing Date (such inactive employees shall be offered employment by Buyer as of the date they return to active employment), but shall exclude any other inactive or former employee including any Person who as of the Closing

Date is on unauthorized leave of absence or who has terminated his or her employment, retired or died on or before the Closing Date. Except as provided in this Article 9, any such offers shall be at such salary or wage and benefit levels and on such other terms and conditions as are substantially comparable in the aggregate to those offered to each such Transferred Employee by the Seller prior to the Closing Date. The employees who accept and commence employment with Buyer are hereinafter collectively referred to as the "Transferred Employees". Seller will not take and will cause each of its subsidiaries not to take, any action which would impede, hinder, interfere or otherwise compete with Buyer's effort to hire any Transferred Employees.

                  9.02. Severance Obligations and COBRA Costs.
Buyer shall be responsible for all severance payments and stay bonus payments ("Severance Payments") pursuant to the stay and severance plans and arrangements set forth on Schedule 9.02 hereto, to Seller Employees who are or become entitled to benefits thereunder. Buyer shall also reimburse Seller for the net out-of-pocket cost of providing COBRA coverage to any Seller Employee who does not become a Transferred Employee; provided that any such Seller Employee pays the maximum "applicable premium" (within the meaning of Section 4980B(f)(4) of the Code) in respect of such COBRA coverage.

                  9.03. Collective Bargaining Agreement. Buyer will assume all obligations with respect to the collective bargaining agreements between AFC on the one hand and the (i) Bakery, Confectionary and Tobacco Workers International Union, AFL-CIO-CLC, Local Union No. 321-T, and (ii) International Association of Machinists and Aerospace Workers, AFL-CIO, Local Lodge No. 10, on the other.

                  9.04. Seller's Employee Benefits Plans.
                  (a) Seller shall continue to operate in accordance with past practices, including past accounting practices, all of the Employee Plans and Benefit Arrangements until the Closing Date. Except as otherwise provided in this Article 9, Buyer shall assume all obligations and liabilities existing on or after the Closing Date under the Employee Plans and Benefit Arrangements and all other employment related obligations and liabilities in respect of each Seller Employee, including any beneficiary or dependent thereof, and all obligations and liabilities under Seller's retiree medical plan or arrangement for both former hourly and salaried employees who were employed in the Business. Seller shall pay to Buyer on the Closing Date an amount equal to the amount accrued on the books of account of

Seller and/or the Business, as the case may be, as of such date as a liability for a profit-sharing contribution to Seller's 401(k) Plan with respect to Transferred Employees, and Buyer agrees to contribute such amount as a profit-sharing contribution for Transferred Employees to the profit-sharing plan with salary reduction arrangement adopted or designated by Buyer for such employees pursuant to Section 9.09 hereof. Except as expressly set forth in this
Article 9, no assets of any Employee Plan or Benefit Arrangement shall be transferred to Buyer or to any plan of Buyer. Accrued benefits or account balances of Transferred Employees under the Employee Plans and Benefit Arrangements shall be fully vested as of the Closing Date.

                  (b) Seller shall amend the Employee Stock Ownership Plan of American Filtrona Corporation ("Seller ESOP") to provide that each Seller Employee participating therein shall be 100% vested in their accrued benefit thereunder and to provide for the distribution or rollover of such benefits following the Closing. Buyer shall have no obligation to provide to Transferred Employees benefits similar to those provided under the ESOP. Seller shall pay to Buyer on or promptly after the Closing Date an amount equal to the amount accrued on the accounting records of Seller and/or the Business, as the case may be, as of such date as a liability for a contribution to Seller's ESOP with respect to Transferred Employees, and Buyer agrees to contribute such amount as a profit-sharing contribution for Transferred Employees to the profit-sharing plan with salary reduction arrangement adopted or designated by Buyer for such employees pursuant to Section 9.09 hereof.

                  (c) Seller shall pay Buyer on the Closing Date $22,000 as the estimated present value of the contingent projected benefit of Randall Hagan under Seller's Supplemental Benefit Plan as of the Closing Date and shall have no further liability for such benefit for Mr. Hagan under such Plan. Buyer shall assume all such liabilities under such Supplemental Benefit Plan for Mr. Hagan.

                  (d) Buyer shall not assume any liability under stock option, stock purchase or any other incentive or bonus plans sponsored or maintained by Seller.

                9.05. Buyer Benefit Plans. Except as expressly set forth herein, Buyer or one of its Affiliates will recognize all service of the Transferred Employees with Seller or any of its Affiliates, only for purposes of eligibility to participate in those employee benefit plans (within the meaning of Section 3(3) of ERISA) in which the

Transferred Employees are enrolled by Buyer or one of its Affiliates immediately after the Closing Date.

                  9.06. Hourly Pension Plan. (a) Subject to sub-section (b) below, Buyer shall adopt and assume all assets and liabilities for and under the American Filtrona Corporation Pension Plan for Hourly Employees (the "Seller Hourly Plan") as of the Closing Date.

                  (b) Seller shall pay to Buyer on or promptly after the Closing Date an amount equal to the amount accrued on the books of account of Seller and/or the Business, as the case may be, as of such date as a pension cost computed in accordance with past practice with respect to Seller's Hourly Plan for the 1997 plan year, and Buyer agrees to contribute such amount to Seller's Hourly Plan for the 1997 plan year. Buyer and Seller shall cooperate with each other at all times to ensure the ongoing operation and administration of the Seller Hourly Plan.

                  9.07. Salaried Pension Plan. (a) Seller shall retain the responsibility for pensions under the American Filtrona Corporation Retirement Plan (the "Seller Retirement Plan") for former employees of the Seller who have retired or terminated employment prior to the Closing Date except for persons listed on Schedule 9.07(b). Prior to the Closing Date, but contingent on the Closing, Seller shall fully vest all Seller Employees in their accrued benefits under the Seller Retirement Plan effective as of the Closing Date.

                  (b) (i) Within 90 days following the Closing Date, Buyer shall adopt or designate a defined benefit plan that covers the persons listed on
Schedule 9.07(b) who are participants in the Seller Retirement Plan ("Salaried Employees") and meets the requirements of Section 401(a) of the Code (the "Retirement Plan"). Buyer agrees that all service credited under the Seller Retirement Plan as of such adoption or designation with respect to Salaried Employees shall be credited under the Retirement Plan for all plan purposes, including eligibility, vesting and benefit accrual.

                  (ii) Within 90 days after the adoption or designation of the Retirement Plan by Buyer, Seller shall cause an amount in cash determined as of the Closing Date pursuant to subparagraph (iii) below (the "RP Amount"), adjusted as set forth in subparagraph (iv) below, to be transferred from the trust maintained under the Seller Retirement Plan to the trust maintained under the Retirement Plan. Such transfer of assets shall be made only after

                       (1) Seller has supplied to Buyer (A) either (i) a copy of an IRS determination letter finding the Seller Retirement Plan to be a qualified plan meeting the requirements of Section 401(a) of the Code or (ii) an opinion of counsel or a written representation from Seller (with appropriate indemnities), in either case, to the effect that the Seller Retirement Plan has been established in accordance with the Code and ERISA, and an agreement that Seller will request a determination letter from the IRS and make any and all changes to the Seller Retirement Plan necessary to receive a favorable determination letter and (B) information enabling the enrolled actuary for the Retirement Plan to issue the certification required by Section 414(l) of the Code (Form 5310-A); and

                       (2) Buyer has supplied to Seller (A) either (i) a copy of an IRS determination letter finding the Retirement Plan to be a qualified plan meeting the requirements of Section 401(a) of the Code or (ii) an opinion of counsel or a written representation from Buyer (with appropriate indemnities), in either case, to the effect that the Retirement Plan has been established in accordance with the Code and ERISA, and an agreement that Buyer will request a determination letter from the IRS and make any and all changes to the Retirement Plan necessary to receive a favorable determination letter and (B) information enabling the enrolled actuary for the Seller Retirement Plan to issue the certification required by Section 414(l) of the Code (Form 5310-A).

Buyer and Seller shall cooperate with each other during the period beginning on the date hereof and ending on the date the assets are transferred to the trust maintained under the Retirement Plan (the "Pension Plan Transition Period") to ensure the ongoing operation and administration of the Seller Retirement Plan and the Retirement Plan with respect to the Salaried Employees.

                  (iii) Buyer and Seller agree that the RP Amount, as calculated pursuant to Section 414(1) of the Code and regulations thereunder and based on the actuarial assumptions used by the Pension Benefit Guaranty Corporation as if the Seller Retirement Plan had terminated on the Closing Date, is $2,195,810.

                  (iv) The RP Amount shall be adjusted (A) to reflect payments made to Salaried Employees from the Seller Retirement Plan during the period beginning on January 1, 1997 and ending on the date the assets are transferred, and

(B) as may be required by the PBGC and the IRS to maintain the status of the Retirement Plan or the Seller Retirement Plan as an employee pension plan meeting the requirements of Section 401(a) of the Code. In addition to the RP Amount, Seller shall cause to be transferred from the Seller Retirement Plan to the Retirement Plan interest on the RP Amount at a rate equal to 7.5% calculated from and including the Closing Date but excluding the actual date of transfer. Within 60 days after the Closing Date or as soon as practicable thereafter, Seller and Buyer shall make any required governmental filings necessary to effect the asset transfer described herein, including the filing of IRS Form 5310-A.

                  (c) Seller shall pay to Buyer on the Closing Date an amount equal to the amount accrued on the books of account of Seller and/or the Business, as the case may be, as of such date as a pension cost with respect to Seller's Retirement Plan for the 1997 plan year attributable to Seller Employees computed in accordance with past practice, and Buyer agrees to contribute such amount to one of its corresponding plans or a new plan covering the Salaried Employees for the 1997 plan year.

                  9.08. Hourly 401(k) Plan. (a) Effective as of the Closing Date, Buyer shall adopt and assume all assets and liabilities for and under the American Filtrona Corporation 401(k) Plan for Hourly Employees ("Hourly 401(k) Plan"). Seller and Buyer shall execute all documents and make any required governmental filings required to effect the assumption of the Hourly 401(k) Plan as described herein.

                  (b) Seller shall pay to Buyer on or promptly after the Closing Date an amount equal to the amount (if any) accrued on the books of account of Seller and/or the Business, as the case may be, as of such date as the liability of the Hourly 401(k) Plan.

                  9.09. Salaried 401(k) Plan. (a) (i) As soon as practicable after and effective as of the Closing Date, Buyer shall adopt or designate a profit-sharing plan with a salary reduction arrangement that covers the Transferred Employees participating in the American Filtrona Corporation 401(k) Savings & Profit-Sharing Plan ("Seller 401(k) Plan") and meets the requirements of Sections 401(a) and 401(k) of the Code ("Buyer 401(k) Plan"). Buyer agrees that all service credited under the Salaried 401(k) Plan as of the Closing Date with respect to such Transferred Employees shall be credited under the Buyer 401(k) Plan for all plan purposes, including eligibility and vesting.

                  (ii) Within 30 days after the adoption or designation of the Buyer 401(k) Plan by Buyer, Seller shall cause an amount, in cash equivalent to the account balances of all Transferred Employees under the Seller 401(k) Plan as of the date of the transfer, to be transferred from the trust maintained under the Seller 401(k) Plan to the trust maintained under the Buyer 401(k) Plan. Such transfer of assets shall be made only after

                  (1) Seller has supplied to Buyer either (A) a copy of an IRS determination letter finding the Seller 401(k) Plan to be a qualified plan meeting the requirements of Sections 401(a) and 401(k) of the Code or (B) an opinion of counsel or written representation from Seller (with appropriate indemnities), in either case, to the effect that the Seller 401(k) Plan has been established in accordance with the Code and ERISA, and an agreement that Seller will request a determination letter from the IRS and make any and all changes to the Seller 401(k) Plan necessary to receive a favorable determination letter; and

                  (2) Buyer has supplied to Seller either (A) a copy of an IRS determination letter finding the Buyer 401(k) Plan to be a qualified plan meeting the requirements of Sections 401(a) and 401(k) of the Code or (B) an opinion of counsel or written representation from Buyer (with appropriate indemnities), in either case, to the effect that the Buyer 401(k) Plan has been established in accordance with the Code and ERISA, and an agreement that Buyer will request a determination letter from the IRS and make any and all changes to the Buyer 401(k) Plan necessary to receive a favorable determination letter.

                  Any Seller Employee who does not become a Transferred Employee shall continue as a participant in Seller 401(k) Plan, and Buyer shall have no responsibility or liability for such individual benefits under such Plan. Seller and Buyer shall cooperate with each other during the period beginning on the date hereof and ending on the date the assets are transferred to the trust maintained under the Buyer 401(k) Plan to ensure the ongoing operation and administration of the Buyer 401(k) Plan and the Seller 401(k) Plan with respect to such Transferred Employees.

                  (b) Seller shall pay to Buyer on or promptly after the Closing Date an amount equal to the amount (if any) accrued on the books of account of Seller and/or the

Business, as the case may be, as of such date as a liability for the Transferred Employees to the Seller 401(k) Plan for matching contributions and CODA contributions.


                  9.10. Certain Salaried Employee Benefit Services. During the period beginning on the Closing Date and ending 90 days thereafter (the "Benefit Transition Period"), Seller shall permit Salaried Transferred Employees to continue to participate in the Seller Retirement Plan, the Seller 401(k) Plan and the "Welfare Plans" (within the meaning of Section 3(1) of ERISA) in which such Transferred Employees participated immediately prior to the Closing Date. Buyer shall promptly reimburse Seller for all contributions and premiums paid by Seller and reasonable out of pocket expenses incurred by Seller, in each case in respect of participation during the Benefit Transition Period of such Transferred Employees in the Welfare Plans.

                  9.11.  Sharing of Benefits-Related Information.
Buyer and Seller will cooperate in providing at their own expense employee-related and plan-related data to facilitate accomplishment of the provisions of this Article 9.

                  9.12. No Third Party Beneficiaries. No provision of this Article shall create any third party beneficiary or other rights in any employee or former employee (including any beneficiary or dependent thereof) of Seller or of any of its subsidiaries in respect of continued employment (or resumed employment) with either Buyer or the Purchased Assets or any of their Affiliates and no provision of this Article 9 shall create any such rights in any such Person in respect of any benefits that may be provided, directly or indirectly, under any Employee Plan or Benefit Arrangement or any plan or arrangement which may be established by Buyer or any of its Affiliates. No provision of this Agreement shall constitute a limitation on rights to amend, modify or terminate after the Closing Date any such plans or arrangements of Buyer or any of its Affiliates.


                                   ARTICLE 10

                              CONDITIONS TO CLOSING

                  10.01. Conditions to the Obligations of Each Party.
The obligations of Buyer and Seller to consummate the Closing are subject to the satisfaction of the following conditions:

                  (a) Any applicable waiting period under the HSR Act relating to the transactions contemplated hereby shall have expired or been terminated.

                  (b) No provision of any applicable law or regulation and no judgment, injunction, order or decree shall (i) prohibit the consummation of the Closing or (ii) restrain, prohibit or otherwise interfere in any material respect with the effective operation or enjoyment by Buyer of all or any material portion of the Purchased Assets.

                  (c) No proceeding challenging this Agreement or the transactions contemplated hereby or seeking to prohibit, alter, prevent or materially delay the Closing shall have been instituted by any Person before any court, arbitrator or governmental body, agency or official and be pending.

                  (d) All actions by or in respect of or filings with any governmental body, agency, official or authority required to permit the consummation of the Closing shall have been taken, made or obtained.

                  (e) Buyer and Seller as the owner of the Reserved Property (defined in Schedule 3.08(a)) shall have entered into an easement agreement relating to the Easement Property (defined in Schedule 3.08(a)) in form and substance reasonably satisfactory to Buyer and Seller, including provisions for the apportionment of maintenance costs and real estate taxes with respect to the Easement Property.

                  (f) The consummation of the transactions contemplated by the Merger Agreement in accordance with the terms thereof.

                  10.02. Conditions to Obligation of Buyer. The obligation of Buyer to consummate the Closing is subject to the satisfaction of the following further conditions:

                  (a)(i) Seller and AFC shall have performed in all material respects or shall perform in all material respects at a closing held simultaneously with the Closing, all of their respective obligations hereunder and under the Merger Agreement required to be performed by each of them on or prior to the Closing Date, (ii) the representations and warranties of Seller contained in this Agreement, the representations and warranties of AFC contained in the Merger Agreement, and in any certificate or other writing delivered by Seller or AFC pursuant hereto or the Merger

Agreement, disregarding all qualifications and exceptions relating to materiality or Material Adverse Effect, shall be materially correct at and as of the Closing Date, as if made at and as of such date, and (iii) Buyer shall have received a certificate signed by the President of Seller to the foregoing effect.

                  (b) Buyer shall have received an opinion of Sutherland, Asbill & Brennan, L.L.P., counsel to Seller, dated the Closing Date to the effect specified in Sections 3.01 through 3.04, 3.09(b) and 3.11. In rendering such opinion, such counsel may rely upon certificates of public officers, as to matters governed by the laws of jurisdictions other than Georgia or the federal laws of the United States of America, upon opinions of counsel reasonably satisfactory to Buyer, copies of which shall be contemporaneously delivered to Buyer, and as to matters of fact, upon certificates of officers of Seller.

                  (c) Mr. John Morgan shall have executed and delivered a Consulting and Non-Competition Agreement substantially in the form of Exhibit B hereto.

                  (d) Buyer and Seller shall have executed and delivered such agreements with respect to the Business or the employees of the Business as Buyer may reasonably request.

                  (e) Seller shall have received all Required Consents and all consents, authorizations or approvals from the governmental agencies referred to in Section 3.03, in each case in form and substance reasonably satisfactory to Buyer, and no such consent, authorization or approval shall have been revoked.

                  (f) (i) Buyer shall have obtained at its sole cost an ALTA extended coverage form of owner's or leasehold owner's title insurance and flood insurance policies at the current levels of such flood insurance policies, or binders to issue the same, dated the Closing Date and in amounts satisfactory to Buyer insuring or committing to insure, at ordinary premium rates without any requirement for additional premiums, good and marketable title to the Real Property being transferred pursuant to the terms of this Agreement free and clear of any Liens, except for Permitted Liens and containing such endorsements and affirmative coverages required by Buyer and available in the jurisdiction where the Real Property is located and otherwise in form and substance reasonably satisfactory to Buyer and (ii) any easements necessary for the use by Buyer of the transferred Real Property shall have been obtained by Buyer.

                  (h) Buyer shall have received evidence reasonably satisfactory to Buyer that none of the customers of the Business (including, without limitation, the customers listed on Schedule 10.02) which, within any of the last three years, have placed orders for or purchased products of the Business with an average annual value in excess of (i) $1,000,000 for the Tobacco Filters division of the Business or Writing Instrument Components division of the Business and (ii) $250,000 for the Healthcare Device Component and Other Bonded Products division of the Business will terminate or materially and adversely modify its contractual or business relationship with the Business as a result of the transactions contemplated hereunder, except to the extent disclosed in item 1 of Schedule 3.07(b).

                  (i) Since the Balance Sheet Date, there has been no Material Adverse Change.

                  (j) No facts, events or circumstances have come to the attention of Buyer as a result of information disclosed pursuant to Section 5.02(b)-(c) which facts, events or circumstances, as determined by Buyer in its reasonable judgment, materially affect the Business, it being understood and agreed that any information disclosing that (i) the Confidential Agreements are not arm's-length contracts with terms consistent with industry practices; (ii) the Confidential Agreements do not reflect terms, including without limitation, pricing, volumes, duration, commitments to expend funds, discounts, rebates, commissions and other material terms consistent with those previously represented by AFC to Buyer, (iii) the agreements, arrangements and understandings so disclosed do not contain all of the Confidential Agreements previously represented to exist by AFC to Buyer, (iv) the agreements, arrangements and understandings so disclosed do not reflect the terms and conditions of the Confidential Agreements as such terms and conditions were previously represented by AFC to Buyer; (v) the information so disclosed indicates that a material reduction in either the sales volume or the profits in the aggregate of the Business can be reasonably expected by Buyer or (vi) the information so disclosed reflects that the status of the properties, plant, equipment or machinery is (x) not consistent with the customary requirements of the customers of the Business in respect of the products produced by such properties, plant, equipment or machinery or (y) as previously represented by AFC to Buyer, shall, in each case, be deemed to materially affect the Business.




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                  (k) Buyer shall have received all documents it may reasonably request relating to the existence of Seller and the authority of Seller for this Agreement, all in form and substance reasonably satisfactory to Buyer.

                  10.03. Conditions to Obligation of Seller. The obligation of Seller to consummate the Closing is subject to the satisfaction of the following further conditions:

                  (a)(i) Buyer shall have performed in all material respects all of its obligations hereunder required to be performed by it at or prior to the Closing Date, (ii) the representations and warranties of Buyer contained in this Agreement and in any certificate or other writing delivered by Buyer pursuant hereto shall be true in all material respects at and as of the Closing Date, as if made at and as of such date and (iii) Seller shall have received a certificate signed by any Vice-President of Buyer to the foregoing effect.

                  (b) Seller shall have received an opinion of Davis Polk & Wardwell, counsel to Buyer, dated the Closing Date to the effect specified in Sections 4.01 through 4.04. In rendering such opinion, such counsel may rely upon certificates of public officers, as to matters governed by the laws of jurisdictions other than the State of New York, General Corporation Law of the State of Delaware or the federal laws of the United States of America, upon opinions of counsel reasonably satisfactory to Seller, copies of which shall be contemporaneously delivered to Seller, and as to matters of fact, upon certificates of officers of Buyer.

                  (c) Buyer shall have received all consents, authorizations or approvals from governmental agencies referred to in Section 4.03, in each case in form and substance reasonably satisfactory to Seller, and no such consent, authorization or approval shall have been revoked.

                  (d) Seller shall have received all documents it may reasonably request relating to the existence of Buyer and the authority of Buyer for this Agreement, all in form and substance reasonably satisfactory to Seller.


                                   ARTICLE 11

                            SURVIVAL; INDEMNIFICATION

                  11.01. Survival. The representations and warranties of the parties hereto contained in this Agreement or in any certificate or other writing delivered pursuant



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hereto or in connection herewith shall not survive the Closing; provided that the representations and warranties contained in Article 8 shall survive until expiration of the applicable statutory period of limitations (giving effect to any waiver, mitigation or extension thereof), if later. The indemnification provisions contained in Section 11.02 shall survive the Closing indefinitely. Notwithstanding the foregoing, any representation or warranty in respect of which indemnity may be sought under this Agreement and any claim of indemnification of Buyer shall survive the time at which it would otherwise terminate pursuant to the preceding sentence, if notice of the claim (providing reasonable details of such claim) giving rise to such right to indemnity shall have been given to the party against whom such indemnity may be sought prior to such time.

                  11.02. Indemnification. Seller hereby indemnifies Buyer and its Affiliates against and agrees to hold each of them harmless from any and all damage, loss, liability and expense (including, without limitation, reasonable expenses of investigation and reasonable attorneys' fees and expenses in connection with any claim, action, suit or proceeding) (collectively, "Loss") incurred or suffered by Buyer or any of its Affiliates arising out of:

                (i) any breach of representation, warranty, covenant or agreement contained in Article 8 hereof made or to be performed by Seller pursuant to this Agreement;

                (ii) any Excluded Liability described in Sections 2.04(a), (d) and (f); or

                (iii) any claim, action, suit or proceeding brought by any party (other than Seller) arising out of or related to the covenant of Buyer set forth in Section 6.02.

                  11.03. Procedures. (a) The party seeking indemnification under Section 11.02 (the "Indemnified Party") agrees to give prompt notice to the party against whom indemnity is sought (the "Indemnifying Party") of the assertion of any claim, or the commencement of any suit, action or proceeding in respect of which indemnity may be sought under such Section. The Indemnifying Party may, and at the request of the Indemnified Party shall, assume and control the defense of any such suit, action or proceeding at its own expense. In case of such assumption by the Indemnifying Party, the Indemnified Party may participate in



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such suit, action or proceeding, provided that it does so solely at its own expense.

                  (b) If the Indemnifying Party wishes to assume the defense of such claim, action, suit or proceeding, then the Indemnifying Party shall give written notice to the Indemnified Party within 30 days after notice from the Indemnified Party of such claim, action, suit or proceeding (unless the claim, action, suit or proceeding reasonably requires a response in less than 30 days after the notice is given to the Indemnifying Party, in which event it shall notify the Indemnified Party at least 10 days prior to such reasonably required response date) and the Indemnifying Party shall thereafter assume and control the defense of any such claim, action, suit or proceeding. The Indemnified Party shall cooperate with the Indemnifying Party in any claim, action, suit or proceeding covered by the indemnification hereunder. The Indemnifying Party shall not settle, or enter into any agreement to settle, any such claim, action, suit or proceeding, unless (i) the Indemnifying Party shall have first given the Indemnified Party not less than ten days' written notice and (ii) such agreement contains a complete release of all claims against the Indemnified Party and is otherwise not adverse to the interests of the Indemnified Party.

                  (c) If the Indemnifying Party fails to assume the defense of any such claim, action, suit or proceeding in accordance with the procedure referred to in Section 11.03(b), or if after assuming the same the Indemnifying Party fails to defend such claim, action, suit or proceeding, the Indemnified Party may defend and control the defense of such claim, action, suit or proceeding at the Indemnifying Party's expense. The Indemnifying Party shall not be liable under Section 11.02 for any settlement effected without its consent of any claim, litigation or proceeding in respect of which indemnity may be sought hereunder; provided that if the Indemnifying Party does not assume and continue the defense of any claim, litigation or proceeding as aforesaid, the Indemnified Party shall have the right to settle such claim, action, suit or proceeding on such terms as it may reasonably deem appropriate and the Indemnifying Party shall be fully liable under Section 11.02 for such settlement.

                  (d) Subject to the Indemnified Party complying with the procedures set forth in Sections 11.03(a), 11.03(b) and 11.03(c), if a judgment is rendered against the Indemnified Party in any action covered by the indemnification hereunder, or any lien in respect of such judgment attaches to any of the assets of the Indemnified



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



Party, the Indemnifying Party shall as soon as reasonably practicable upon notification of such entry or attachment pay such judgment in full or discharge such lien unless, at the expense and direction of the Indemnifying Party, an appeal is taken under which the execution of the judgment or satisfaction of the lien is stayed. If and when a final judgment is rendered against the Indemnified Party in any such action, the Indemnifying Party shall pay such judgment or discharge such lien as soon as practicable.

                  11.04. Exclusive Remedies. If the Closing occurs, then the remedies provided in this Article 11 constitute the sole and exclusive remedies for recoveries against another party for breaches of the representations and warranties in this Agreement and for the matters specifically listed in this
Article 11 as being indemnified against, but neither the foregoing nor anything else in this Agreement shall limit the right of a party to enforce the performance of this Agreement or of any contract, document or other instrument executed and delivered pursuant to this Agreement by any remedy available to it in equity.


                                   ARTICLE 12

                                  TERMINATION

                  12.01. Grounds for Termination. This Agreement may be terminated at any time prior to the Closing:

                  (a) by either Seller or Buyer if the Closing shall not have been consummated on or before June 30, 1997;

                  (b) by either Seller or Buyer if there shall be any law or regulation that makes the consummation of the transactions contemplated hereby illegal or otherwise prohibited or if consummation of the transactions contemplated hereby would violate any nonappealable final order, decree or judgment of any court or governmental body having competent jurisdiction; or

                  (c) by either Buyer or Seller upon the termination of the Merger Agreement pursuant to any provision of Article 7 thereof.

                  The party desiring to terminate this Agreement shall give notice of such termination to the other party.




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



                  12.02. Effect of Termination. If this Agreement is terminated as permitted by Section 12.01, such termination shall be without liability of either party (or any stockholder, director, officer, employee, agent, consultant or representative of such party) under this Agreement or any writing delivered pursuant hereto to the other party to this Agreement; provided that if such termination shall result from the willful failure of either party to fulfill a condition to the performance of the obligations of the other party, willful failure of Seller to fulfill a condition to the performance of obligations of AFC under the Merger Agreement, failure to perform a covenant or agreement contained herein, intentional breach by either party to this Agreement of any representation or warranty contained herein, failure by Seller to perform a covenant or agreement contained in the Merger Agreement or intentional breach by Seller of any representation or warranty contained in the Merger Agreement, such party shall be fully liable for any and all Losses incurred or suffered by the other party as a result of such failure or breach. The provisions of Sections
5.02 and 6.01 shall survive any termination hereof pursuant to Section 12.01.


                                   ARTICLE 13

                                 MISCELLANEOUS

                  13.01. Notices. All notices, requests and other communications to either party hereunder shall be in writing (including facsimile transmission) and shall be given,


                  if to Buyer, to:

                           FIL Acquisition Corp.
                           c/o Bunzl plc
                           110 Park Street
                           London W1Y 3RB
                           Telecopy: 011-44-171-495-2527
                           Attention: Company Secretary

                           with a copy to:

                           Davis Polk & Wardwell
                           450 Lexington Avenue
                           New York, New York  10017
                           Telecopy: (212) 450-4800
                           Attention:  John J. McCarthy, Jr.



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                  if to Seller, to:

                           WB Acquisition Corp.
                           999 Peachtree Street, N.E.
                           Suite 2300
                           Atlanta, Georgia 30309
                           Telecopy: (404) 853-8806
                           Attention:  Bennett L. Kight, President

                           with a copy to:

                           Sutherland, Asbill & Brennan, L.L.P.
                           999 Peachtree Street, N.E.
                           Suite 2300
                           Atlanta, Georgia 30309
                           Telecopy: (404) 853-8806
                           Attention:  George L. Cohen

All such notices, requests and other communications shall be deemed received on the date of receipt by the recipient thereof if received prior to 5 p.m. in the place of receipt and such day is a Business Day in the place of receipt. Otherwise, any such notice, request or communication shall be deemed not to have been received until the next succeeding Business Day in the place of receipt.

                  13.02.   Amendments and Waivers.  (a)  Any
provision of this Agreement may be amended or waived prior to the Closing Date if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by each party to this Agreement, or in the case of a waiver, by the party against whom the waiver is to be effective.

                  (b) No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

                  13.03. Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided that no party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of each other party hereto except that Buyer may transfer or assign, in whole or from time to time in part, to one or more of its



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Affiliates, the right to purchase all or a portion of the Purchased Assets or any of its other rights hereunder, but no such transfer or assignment will relieve Buyer of its obligations hereunder.

                  13.04. Governing Law; Arbitration; Consent to Jurisdiction.
                  (a) This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of law rules of such state.

                  (b) Any controversy or claim arising out of or relating to this Agreement, or the breach thereof, shall be settled by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association (AAA), and judgment upon the award rendered by the Arbitration Tribunal may be entered in any court having jurisdiction, pursuant to clause (h) below.

                  (c) Any arbitration shall be conducted in New York, New York.

                  (d) Any arbitrator shall be selected from the AAA National panel of Arbitrators for Large Complex Cases, and shall be experienced in the arbitration of commercial cases involving businesses comparable to the businesses in which the parties are engaged at the time of the arbitration.

                  (e) The Arbitration Tribunal shall permit and facilitate such discovery as it shall determine is appropriate in the circumstances, taking into account the needs of the parties and the desirability of making discovery expeditious and cost-effective.

                  (f) Any award shall be in writing and shall state the reasoning on which the award rests, unless the parties agree otherwise. When there are three arbitrators, the award shall be made and signed by at least a majority of the arbitrators; and if the award decides a number of issues, the part of the award relating to each issue shall be made and signed by at least a majority of the arbitrators.

                  (g) Any arbitration may include, by consolidation or joinder, any third party which has signed an arbitration agreement with either party, where the presence of such third party is necessary for complete relief to be accorded in arbitration; provided that such arbitration shall continue to be conducted pursuant to rules set forth in clauses (b) - (f) above. Any arbitration which includes a third party shall be administered by the AAA in such a manner that all parties are treated equally in such matters



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as the selection or arbitrators and other procedural aspects of the arbitration.

                  (h) No provision of this Section 13.04 shall limit the right of any party to this Agreement to obtain provisional or ancillary remedies from a court of competent jurisdiction before the pendency of any arbitration or other proceeding. The exercise of such remedy does not waive the right of any party to resort to arbitration.

                  (i) Each party hereby submits to the non-exclusive jurisdiction of the United States District Court for the Southern District of New York and of any New York State court sitting in New York City for purposes of all legal proceedings arising out of or relating to this Agreement or the transactions contemplated hereby. Each party irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any proceeding brought in such a court has been brought in an inconvenient forum. Each party agrees that a final judgment in any such proceeding shall be conclusive and binding upon it and may be enforced in any court of the jurisdiction to which it is subject by a suit upon such judgment or in any manner provided by law.

                  13.05. Counterparts; Effectiveness. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when each party hereto shall have received a counterpart hereof signed by the other party hereto.

                  13.06. Third Party Beneficiaries. No representation, inducement, promise, understanding, condition or warranty not set forth herein has been made or relied upon by either party hereto. Neither this Agreement nor any provision hereof is intended to confer upon any Person other than the parties hereto any rights or remedies hereunder.

                  13.07. Bulk Sales Laws. Buyer and Seller each hereby waive compliance by Seller with the provisions of the "bulk sales", "bulk transfer" or similar laws of any state. Seller agrees to indemnify and hold Buyer harmless against any and all claims, losses, damages, liabilities, costs and expenses incurred by Buyer or any of its Affiliates as a result of any failure to comply with any such "bulk sales", "bulk transfer" or similar laws.




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                  13.08. Captions; Schedules. (a)  The captions herein are
included for convenience of reference only and shall be ignored in the construction or interpretation hereof.

                  (b) Any matter that Seller discloses in any section or subsection of the schedules to this Agreement shall be deemed to have been disclosed by Seller only for purposes of the corresponding section or subsection of this Agreement unless this Agreement or such schedule expressly states otherwise.




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                  IN WITNESS WHEREOF, the parties hereto have caused this
Agreement to be duly executed by their respective authorized officers as of the day and year first above written.



                              FIL ACQUISITION CORP.

                                   /s/ A. J. Habgood
                              By -------------------------
                                 Name: A. J. Habgood
                                 Title: Authorized representative



                              WB ACQUISITION CORP.


                                   /s/ Bennett L. Kight
                              By --------------------------
                                 Name: Bennett L. Kight
                                 Title: President


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                                                                       Annex III

                            OPINION OF GOLDMAN SACHS

                       (To be delivered at a later date)